1933 Act Reg. No. 33-30394

                                                  1940 Act File No. 811-5857

                        U.S. SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC 20549

                                      FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

        Pre-Effective Amendment No.____                              [ ]

        Post-Effective Amendment No. 34                              [X]

                                         and/or

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                      Amendment No. 33                                [X]

(Check appropriate box or boxes.)

                    COLUMBIA FUNDS INSTITUTIONAL TRUST(1)
                 (Exact Name of Registrant as Specified in Charter)

        One Financial Center, Boston, Massachusetts 02111
             (Address of Principal Executive Offices) (Zip Code)

          Registrant's Telephone Number, including Area Code: 1-800-225-2365

                            James R. Bordewick, Jr. Esq.
                           Columbia Management Group, LLC
                                One Financial Center
                             Boston, Massachusetts 02111
                       (Name and Address of Agent for Service)

                                    Copy to:
                                 John M. Loder, Esq.
                                  Ropes & Gray LLP
                               One International Place
                              Boston, Massachusetts 02110-2624

                               Cameron S. Avery, Esq.
                               Bell, Boyd & Lloyd LLC
                              Three First National Plaza
                          70 West Madison Street, Suite 3300
                               Chicago, IL  60602-4207

(1) Effective as of the close of business on March 27, 2006, or such earlier or later date as Columbia Funds Institutional Trust, a Massachusetts business trust (the "Trust"), and CMG Fund Trust, an Oregon business trust, may agree (the "Effective Time"), the CMG Core Bond Fund, CMG Core Plus Bond Fund, CMG Enhanced S&P 500 Fund, CMG Government Bond Fund, CMG High Yield Fund, CMG Intermediate Bond Fund, CMG International Bond Fund, CMG International Stock Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG Short Term Bond Fund, CMG Small Cap Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Small/Mid Cap Fund, CMG Strategic Equity Fund, CMG Ultra Short Term Bond Fund, series of the Trust, will succeed to all of the assets, rights, obligations and liabilities of the CMG Core Bond Fund, CMG Core Plus Bond Fund, CMG Enhanced S&P 500 Fund, CMG Government Bond Fund, CMG High Yield Fund, CMG Intermediate Bond Fund, CMG International Bond Fund, CMG International Stock Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG Short Term Bond Fund, CMG Small Cap Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Small/Mid Cap Fund, CMG Strategic Equity Fund, CMG Ultra Short Term Bond Fund, respectively, series of the CMG Fund Trust. The Trust hereby expressly adopts the Registration Statement on Form N-1A of CMG Fund Trust, as amended hereby, as its owns, effective as of the Effective Time, for all purposes of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective:

     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on December 1, 2006 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on _______________ pursuant to paragraph (a)(1)

     [ ]  75 days after filing pursuant to paragraph (a)(2)

     [ ]  on _______________ pursuant to paragraph (a)(2) of Rule 485

If appropriate:

     [X] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CMG CORE PLUS BOND FUND*
CMG CORE BOND FUND
CMG INTERMEDIATE BOND FUND*
CMG SHORT TERM BOND FUND
CMG ULTRA SHORT TERM BOND FUND
CMG GOVERNMENT BOND FUND*
CMG MORTGAGE AND ASSET-BACKED SECURITIES FUND*
CMG HIGH YIELD FUND
CMG INTERNATIONAL BOND FUND*

Prospectus, December 1, 2006
Advised by Columbia Management Advisors, LLC

CMG Core Plus Bond Fund, CMG Core Bond Fund,
CMG Intermediate Bond Fund, CMG Short Term Bond Fund,
CMG Ultra Short Term Bond Fund, CMG Government Bond Fund,
CMG Mortgage and Asset-Backed Securities Fund,
CMG High Yield Fund and CMG International Bond Fund (each a "Fund," together the "Funds") are portfolios of CMG Fund Trust (the "Trust").

* Shares of these Funds are not currently being offered for sale.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                          Columbia Management(R)

Not FDIC Insured
May Lose Value
No Bank Guarantee

Table of Contents
--------------------------------------------------------------------------------


INFORMATION ABOUT THE FUNDS......................................  1
CMG CORE PLUS BOND FUND..........................................  1
      Investment Goal............................................  1
      Principal Investment Strategies............................  1
      Risk Factors...............................................  2
      Performance History........................................  3
      Your Expenses..............................................  4
      Financial Highlights.......................................  4
CMG CORE BOND FUND...............................................  5
      Investment Goal............................................  5
      Principal Investment Strategies............................  5
      Risk Factors...............................................  5
      Performance History........................................  7
      Your Expenses..............................................  8
      Financial Highlights....................................... 10
CMG INTERMEDIATE BOND FUND....................................... 12
      Investment Goal............................................ 12
      Principal Investment Strategies............................ 12
      Risk Factors............................................... 12
      Performance History........................................ 14
      Your Expenses.............................................. 14
      Financial Highlights....................................... 15
CMG SHORT TERM BOND FUND......................................... 16
      Investment Goal............................................ 16
      Principal Investment Strategies............................ 16
      Risk Factors............................................... 16
      Performance History........................................ 19
      Your Expenses.............................................. 20
      Financial Highlights....................................... 21
CMG ULTRA SHORT TERM BOND FUND................................... 23
      Investment Goal............................................ 23
      Principal Investment Strategies............................ 23
      Risk Factors............................................... 23
      Performance History........................................ 25
      Your Expenses.............................................. 26
      Financial Highlights....................................... 28
CMG GOVERNMENT BOND FUND......................................... 29
      Investment Goal............................................ 29
      Principal Investment Strategies............................ 29
      Risk Factors............................................... 29
      Performance History........................................ 31
      Your Expenses.............................................. 31
      Financial Highlights....................................... 32

CMG MORTGAGE and ASSET-BACKED SECURITIES FUND.................... 33
      Investment Goal............................................ 33
      Principal Investment Strategies............................ 33
      Risk Factors............................................... 34
      Your Expenses.............................................. 36
      Financial Highlights....................................... 37
      Composite Performance...................................... 37
CMG HIGH YIELD FUND.............................................. 38
      Investment Goal............................................ 38
      Principal Investment Strategies............................ 38
      Risk Factors............................................... 39
      Performance History........................................ 40
      Your Expenses.............................................. 42
      Financial Highlights....................................... 44
CMG INTERNATIONAL BOND FUND...................................... 46
      Investment Goal............................................ 46
      Principal Investment Strategies............................ 46
      Risk Factors............................................... 47
      Performance History........................................ 49
      Your Expenses.............................................. 50
      Financial Highlights....................................... 51
MANAGEMENT....................................................... 52
      Investment Advisor......................................... 52
      Management Fees and Portfolio Managers..................... 52
      Legal Proceedings.......................................... 55
INFORMATION ABOUT YOUR INVESTMENT................................ 57
YOUR ACCOUNT..................................................... 57
      Buying Shares.............................................. 57
      Selling Shares............................................. 57
      Fund Policy on Trading of Fund Shares...................... 58
      Financial Intermediary Payments............................ 59
      Pricing of Shares.......................................... 60
DISTRIBUTIONS AND TAXES.......................................... 60
      Income and Capital Gain Distributions...................... 60
      Tax Effect of Distributions and Transactions............... 61
MORE ABOUT THE FUNDS............................................. 62
INVESTMENT STRATEGY.............................................. 62
      Portfolio Securities....................................... 62
      Portfolio Turnover......................................... 63
      Temporary Investments...................................... 63
APPENDIX A--Hypothetical Investment and Expense Information...... 64
APPENDIX B--Bond Ratings......................................... 69
FOR MORE INFORMATION............................................. 73

Information About The Funds
--------------------------------------------------------------------------------

The following is important information about the Funds offered by this Prospectus. For your convenience, concise descriptions of each Fund appear below. The descriptions provide the following information about each Fund:

.. INVESTMENT GOAL
.. PRINCIPAL INVESTMENT STRATEGIES
.. RISK FACTORS
.. PERFORMANCE HISTORY
.. YOUR EXPENSES
.. FINANCIAL HIGHLIGHTS

As used in this Prospectus, the term "fixed income securities" includes:

.. securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");

.. corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

.. mortgage-backed and other asset-backed securities;

.. inflation-indexed bonds issued both by governments and corporations;

.. structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

.. delayed funding loans and revolving credit facilities;

.. bank certificates of deposit, fixed time deposits and bankers' acceptances;

.. repurchase agreements and reverse repurchase agreements;

.. debt securities issued by states or local governments and their agencies, authorities and other instrumentalities; and

.. obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.

CMG Core Plus Bond Fund
--------------------------------------------------------------------------------

Investment Goal

The Fund seeks a high level of current income consistent with capital preservation.

Principal Investment Strategies

The Fund intends to invest its assets in the shares of the other Funds described in this Prospectus (such Funds, the "Underlying Funds"). Except for cash management purposes, the Fund invests its assets in shares of the Underlying Funds and does not invest directly in securities of other issuers. The Fund's investment advisor determines how the Fund allocates its assets among the Underlying Funds.

You should review the summaries of each of the Underlying Funds in this Prospectus for information on their investments, investment techniques and risks associated with these investments and investment techniques.

As a core plus bond fund, the Fund may invest in any of the Underlying Funds, including the High Yield Fund and the International Bond Fund, and may invest in all Underlying Funds at the same time; provided, however, at no time will the combined investment in the High Yield Fund and the International Bond Fund exceed 30% of the Fund's assets. In determining the allocation of the Fund's assets among the Underlying Funds, the investment advisor uses a top-down approach to determine sector emphasis between different types of securities (for example, corporate bonds, U.S. Government obligations, mortgage obligations, high yield and international bond obligations). Using this approach, the investment advisor shifts emphasis between the Underlying Funds based upon its evaluation of the desired level of credit quality, maturity, duration of the Portfolio and types of debt securities given the current economic and market environment. In this way, the investment advisor strives to anticipate and act upon market change, understand its effect on risk and reward of the Underlying Funds' securities with the goal of generating consistent, competitive results over the long term for the Fund.

The Fund is a "fund of funds," meaning the Fund pursues its investment objectives by investing its assets in other mutual funds. Normally, the cost of investing in such a fund would be higher than the cost of investing in a mutual fund that invests directly in individual securities because holders of such fund's securities, in addition to paying the fund's fees and expenses, indirectly pay the fees and expenses charged by the underlying funds. Holders of the Fund's shares, however, will not be charged a separate management fee for investing in the Fund. Instead, holders of the Fund's shares will indirectly bear the management fee charged by the Underlying Funds only. Use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may increase the amount of taxes payable by shareholders.


The investment advisor has broad discretion to allocate the Fund's assets among the Underlying Funds provided the allocations are consistent with the Fund's investment objectives. The Fund may also invest in additional portfolios of Columbia Funds Institutional Trust created in the future at the discretion of the Fund's investment advisor and without notice to or approval from shareholders. The Fund's investment objectives may not be changed without approval by a majority of the Fund's outstanding shares. Except as noted, however, approval by the Fund's shareholders is not required to modify or change any of the Fund's investment policies or investment strategies.


Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

.. Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

.. Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

.. Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for higher-rated bonds. In addition, the ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. The lower-rated bonds held by the Funds in which the Fund may invest, commonly referred to as "junk bonds," are subject to greater credit risk, and are generally less liquid, than higher-rated, lower-yielding bonds. These bonds may be issued to fund corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications, or similar events, and they are often issued by smaller, less creditworthy companies or companies with substantial debt. The prices of such bonds are generally more sensitive than higher-rated bonds to the financial condition of the issuer and adverse changes in the economy. See Appendix B for a complete discussion of bond ratings.


.. Prepayment risk is the possibility that the value of mortgage securities and collateralized mortgage obligations held by an Underlying Fund may be adversely affected by changes in the prepayment rates on the underlying mortgages.

.. Foreign investment risk refers to the greater risks of investing in the securities of foreign issuers as opposed to U.S. issuers.

.. Currency or exchange rate risk is the possibility of a decline in the value of a foreign currency versus the U.S. dollar. Such a decline will reduce the dollar value of any securities of an Underlying Fund denominated in that currency.

.. As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

.. Emerging market risk refers to the increased risk from investing in the securities of issuers based in less developed and developing countries.

.. Allocation risk is the risk associated with investing the Fund's assets among some of or all of the Underlying Funds.

.. Inflation risk refers to the risk that the returns on the fixed income instruments held by the Underlying Funds, and therefore the Fund's returns, may not keep pace with inflation. Inflation represents the rising costs of goods and services over time.

.. Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

.. Fund of funds risk refers to the risk associated with investing in a fund that invests its assets in other Funds instead of individual securities.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see "MORE ABOUT THE FUNDS" for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

Because the Fund has not commenced operations, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Because the Fund has not commenced operations, the annual fund operating expenses are based on estimates for the current year.

FEE TABLE
--------------------------------------------------------------------------------


          Shareholder transaction fees (fees paid directly       None
          from your investment)
          Annual Fund Operating Expenses
          (expenses that are paid out of Fund assets)
                Management Fees                                  None
                Distribution and/or Service (12b-1) Fees         None
                Other Expenses /(1)/                            0.03%
                Acquired Fund Fees and Expenses (Underlying
                   Funds) /(2)/                                 0.30%
                                                               ------
                Total Annual Fund Operating Expenses            0.33%
                Expense Reimbursement /(3)/                    (0.03%)
                                                               ------
                Net Expenses                                    0.30%



      (1)"Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund. "Other Expenses" are based on estimated amounts for the current fiscal year.
      (2)Acquired Fund (Underlying Funds) Fees and Expenses will vary with changes in the allocation of the Fund's assets among the Underlying Funds. Underlying Fund Expenses are estimated based on the largest permissible investment in the International Bond Fund and High Yield Fund and are based on estimated amounts for the current fiscal year. For a summary of the estimated expenses associated with each Underlying Fund, please see the fee table under the heading "Your Expenses" for each Underlying Fund in this Prospectus.

      (3)The Fund's investment advisor has contractually agreed to reimburse all "Other Expenses." The advisor has agreed to keep such arrangement in place until March 1, 2009.

--------------------------------------------------------------------------------

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                                 1 year 3 years
                                 ------ -------
                                 $31    $100


See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

Because the Fund has not commenced operations, financial highlights have not been included in this Prospectus.

CMG Core Bond Fund
--------------------------------------------------------------------------------

Investment Goal

The Fund seeks to provide investors a high level of current income consistent with capital preservation.

Principal Investment Strategies


Under normal market conditions, the Fund will invest at least 80% of its total assets (plus any borrowings for investment purposes) in a diversified portfolio of domestic investment-grade fixed income securities. A fixed income security is considered investment grade if it is rated AAA, AA, A or BBB by Standard & Poor's ("S&P") or Aaa, Aa, A or Baa by Moody's Investors Services, Inc. ("Moody's"), or, if unrated, judged by the Advisor to be of comparable quality to the categories listed above. The Fund's investment advisor will limit the Fund's dollar weighted average maturity to between 3 and 8 years and duration to 1.5 years plus or minus the duration of its benchmark index, the Lehman Brothers U.S. Aggregate Bond Index. The Fund may invest up to 25% of its total assets in foreign fixed income securities.

The Fund may purchase derivative instruments, such as futures, options and swap contracts, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may participate in mortgage dollar rolls and engage in transactions in them up to the maximum allowable amount that the Fund may invest in mortgage-backed securities. The Fund's ability to participate in dollar rolls is limited to the extent that the Fund's position in dollar rolls may not exceed its position in mortgage-backed securities at any given time.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 73). The Fund's investment objectives may not be changed without approval by a majority of the Fund's outstanding shares. Except as noted, however, approval by the Fund's shareholders is not required to modify or change any of the Fund's investment policies or investment strategies.


Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

.. Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

.. Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


.. Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for higher-rated bonds. In addition, the ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix B for a complete discussion of bond ratings.


 Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.


.. Mortgage dollar rolls. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.


.. Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.


.. Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


.. Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

.. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

.. Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.


.. Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see "MORE ABOUT THE FUNDS" for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History


The following bar chart and table illustrate the Fund's total annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The table compares the Fund's performance over time (before and after taxes) to that of the Lehman Brothers U.S. Aggregate Bond Index (the "Index"). The Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million per amount outstanding and with at least one year to final maturity. All figures assume reinvestment of dividends and distributions. Performance results include the effects of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. The Fund's historical performance (before and after taxes) does not indicate how the Fund will perform in the future. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.



Core Bond Fund

Year-By-Year Total Return As Of 12/31 Each Year*


                                     [CHART]

      2001      2002      2003      2004       2005
     ------    ------    ------    ------     ------
      8.77%     7.31%     3.75%     4.52%      2.56%




    * The Fund's year-to-date total return as of September 30, 2006 was +3.12%


                          Best Quarter:  3Q '01 +4.85%
                          Worst Quarter: 2Q '04 -2.43%
                          ----------------------------


Average Annual Total Returns As Of 12/31/05



                                                                              Life of
                                                                                Fund
                                                               1 Year 5 Years (9/1/00)
--------------------------------------------------------------------------------------
CMG Core Bond Fund
   Return Before Taxes                                         2.56%   5.36%   6.02%
   Return After Taxes on Distributions                         0.95%   3.38%   3.98%
   Return After Taxes on Distributions and Sale of Fund Shares 1.66%   3.39%   3.92%
--------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index /(1)/                2.43%   5.87%   6.44%
--------------------------------------------------------------------------------------



   (1)The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

FEE TABLE
--------------------------------------------------------------------------------


           Shareholder transaction fees (fees paid directly    None
           from your investment)
           Annual Fund Operating Expenses
           (expenses that are paid out of Fund assets)
                 Management Fees /(1)/                        0.25%
                 Distribution and/or Service (12b-1) Fees      None
                 Other Expenses /(2)/                         0.10%
                                                             ------
                 Total Annual Fund Operating Expenses         0.35%
                 Expense Reimbursement /(3)/                 (0.10%)
                                                             ------
                 Net Expenses                                 0.25%


      (1)The Management Fee is a unified fee that includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.
      (2)"Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
      (3)The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

--------------------------------------------------------------------------------

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                        1 year 3 years 5 years 10 years
                        ------ ------- ------- --------
                        $26    $92     $176    $423


See Appendix A for additional hypothetical investment and expense information.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free copy of the annual report containing those financial statements by calling 1-800-547-1037.


Core Bond Fund
--------------------------------------------------------------------------------


                                                                               Period
                                                                                Ended                Year Ended
                                              Year Ended July 31,             July 31,              October 31,
                                         2006         2005         2004       2003 /(a)/         2002           2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
   period                             $10.42       $10.36       $10.38        $10.52         $10.83          $10.02
------------------------------------------------------------------------------------------------------------------------
Income from investment
   operations:
   Net investment income               0.48 /(b)/   0.42 /(b)/   0.37 /(b)/    0.31 /(b)/     0.56 /(b)(c)/    0.65
------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain
      (loss) on investments and
      futures contracts                (0.33)        0.09         0.11         (0.12)         (0.15) /(c)/     0.81
------------------------------------------------------------------------------------------------------------------------
      Total from investment
         operations                     0.15         0.51         0.48          0.19           0.41            1.46
------------------------------------------------------------------------------------------------------------------------
Less distributions declared to
   shareholders:
   From net investment income          (0.51)       (0.45)       (0.41)        (0.33)         (0.58)          (0.65)
------------------------------------------------------------------------------------------------------------------------
   From net realized gains             (0.01)          --        (0.09)           --          (0.14)            -- /(d)/
------------------------------------------------------------------------------------------------------------------------
      Total distributions              (0.52)       (0.45)       (0.50)        (0.33)         (0.72)          (0.65)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $10.05       $10.42       $10.36        $10.38         $10.52          $10.83
------------------------------------------------------------------------------------------------------------------------
Total return /(e)(f)/                   1.46%        4.98%        4.67%         1.76% /(g)/    3.97%          15.01%
------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental data:
------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000's) $56,181      $79,102      $32,810       $30,512        $27,412         $28,774
------------------------------------------------------------------------------------------------------------------------
   Ratio of net expenses to average
      net assets /(h)/                  0.25%        0.25%        0.35%         0.40% /(i)/    0.40%           0.40%
------------------------------------------------------------------------------------------------------------------------
   Ratio of net investment income to
      average net assets /(h)/          4.65%        4.01%        3.54%         3.95% /(i)/    5.34% /(c)/     6.14%
------------------------------------------------------------------------------------------------------------------------
   Waiver/reimbursement                 0.10%        0.06%        0.25%         0.29% /(i)/    0.16%           0.25%
------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate               109%         130%         231%          181% /(g)/     147%            140%
------------------------------------------------------------------------------------------------------------------------


   (a)The Fund changed its fiscal year end from October 31 to July 31.

   (b)Per share data was calculated using average shares outstanding during the period.
   (c)Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 5.53% to 5.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
   (d)Rounds to less than $0.01 per share.
   (e)Total return at net asset value assuming all distributions reinvested.
   (f)Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.
   (g)Not annualized.
   (h)The benefits derived from custody credits, if applicable, had an impact of less than 0.01%.
   (i)Annualized.

CMG Intermediate Bond Fund
--------------------------------------------------------------------------------

Investment Goal

The Fund seeks a high level of current income consistent with capital preservation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of domestic investment-grade fixed income securities. A fixed income security is considered investment-grade if it is rated either AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's or judged by the advisor to be of comparable quality, if unrated, to the categories listed above. The investment advisor will limit the Fund's dollar weighted average maturity to between 3 and 8 years and duration to 1.5 years plus or minus the duration of its benchmark index, the Lehman Brothers Intermediate Government/Credit Index. Maturity reflects the time until a fixed income security becomes payable. Duration measures the price sensitivity of a fixed income security to changes in interest rates.


The Fund may purchase derivative instruments, such as futures, options and swap contracts, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 73). The Fund's investment objectives may not be changed without approval by a majority of the Fund's outstanding shares. Except as noted, however, approval by the Fund's shareholders is not required to modify or change any of the Fund's investment policies or investment strategies.


Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

.. Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

.. Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise.

Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


.. Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for higher-rated bonds. In addition, the ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix B for a complete discussion of bond ratings.


  Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

.. Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

.. Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

.. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

.. Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.


.. Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see "MORE ABOUT THE FUNDS" for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History


Because the Fund has not commenced operations, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.


Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Because the Fund has not commenced operations, the annual fund operating expenses are based on estimates for the current year.

FEE TABLE
--------------------------------------------------------------------------------

           Shareholder transaction fees (fees paid directly    None
           from your investment)
           Annual Fund Operating Expenses
           (expenses that are paid out of Fund assets)
                 Management Fees /(1)/                        0.25%
                 Distribution and/or Service (12b-1) Fees      None
                 Other Expenses /(2)/                         0.06%
                                                             ------
                 Total Annual Fund Operating Expenses         0.31%
                 Expense Reimbursement /(3)/                 (0.06%)
                                                             ------
                 Net Expenses                                 0.25%

      (1)The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.

      (2)"Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund. "Other Expenses" are based on estimated amounts for the current fiscal year.

      (3)The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

--------------------------------------------------------------------------------

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                                 1 year 3 years
                                 ------ -------
                                 $26    $87


See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

Because the Fund has not commenced operations, financial highlights have not been included in this Prospectus.

CMG Short Term Bond Fund
--------------------------------------------------------------------------------

Investment Goal

The Fund seeks to provide investors a high level of current income consistent with a high degree of stability of principal.

Principal Investment Strategies

The Fund intends to invest in a broad range of high quality, short-term fixed income securities. The Fund's average portfolio duration will not exceed three years and the dollar weighted average maturity will not exceed three years. Under normal conditions, the Fund will invest at least 80% of its total assets (plus any borrowings for investment purposes) in:

.. Obligations of the U.S. Government, its agencies or instrumentalities

.. Corporate debt securities rated either AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's

.. Unrated fixed income securities judged to be of comparable quality to the securities listed above

To achieve its investment objective of a high level of current income consistent with a high degree of stability of principal, at least 50% of the Fund's assets will be invested in:

.. Obligations of the U.S. Government, its agencies or instrumentalities

.. Corporate debt securities rated in the two highest ratings categories by S&P
  (AAA or AA) or Moody's (Aaa or Aa)


The Fund may purchase derivative instruments, such as futures, options and swap contracts, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may participate in mortgage dollar rolls and engage in transactions in them up to the maximum allowable amount that the Fund may invest in mortgage-backed securities. The Fund's ability to participate in dollar rolls is limited to the extent that the Fund's position in dollar rolls may not exceed its position in mortgage-backed securities at any given time.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 73). The Fund's investment objectives may not be changed without approval by a majority of the Fund's outstanding shares. Except as noted, however, approval by the Fund's shareholders is not required to modify or change any of the Fund's investment policies or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

.. Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

.. Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


.. Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for higher-rated bonds. In addition, the ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix B for a complete discussion of bond ratings.


  Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.


.. Mortgage dollar rolls. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.


.. Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

.. Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

.. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

.. Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.


.. Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. See "MORE ABOUT THE FUNDS" for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History


The following bar chart and table illustrate the Fund's annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The table compares the Fund's performance over time (before and after taxes) to that of the Merrill Lynch 1-3 Year U.S. Treasury Index (the "Index"). The Index tracks the performance of sovereign debt publicly issued in the U.S. domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. The Index does not reflect any deduction for fees or expenses. Both the bar chart and the table assume the reinvestment of dividends and distributions. Performance results include the effects of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. The Fund's historical performance (before and after taxes) does not indicate how the Fund will perform in the future. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.



Short Term Bond Fund

Year-By-Year Total Return As Of 12/31 Each Year*

                                     [CHART]

  1999     2000    2001    2002   2003     2004    2005
  -----   -----   -----   -----   -----   -----   -----
  2.60%   9.57%   8.50%   4.91%   2.71%   2.31%   2.35%




    * The Fund's year-to-date total return as of September 30, 2006 was +3.22%


                          Best Quarter:  3Q '01 +3.84%
                          Worst Quarter: 2Q '04 -0.78%
                          ----------------------------


Average Annual Total Returns As Of 12/31/05



                                                                              Life of
                                                                                Fund
                                                               1 Year 5 Years (2/2/98)
--------------------------------------------------------------------------------------
CMG Short Term Bond Fund
   Return Before Taxes                                         2.35%   4.13%   4.91%
   Return After Taxes on Distributions                         0.86%   2.45%   2.89%
   Return After Taxes on Distributions and Sale of Fund Shares 1.52%   2.51%   2.94%
--------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S. Treasury Index /(1)/               1.67%   3.67%   4.46%
--------------------------------------------------------------------------------------


   TheFund's inception date is February 2, 1998, and index performance is from February 2, 1998.


   (1)The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the U.S. domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

FEE TABLE
--------------------------------------------------------------------------------


           Shareholder transaction fees (fees paid directly    None
           from your investment)
           Annual Fund Operating Expenses
           (expenses that are paid out of Fund assets)
                 Management Fees /(1)/                        0.25%
                 Distribution and/or Service (12b-1) Fees      None
                 Other Expenses /(2)/                         0.08%
                                                             ------
                 Total Annual Fund Operating Expenses         0.33%
                 Expense Reimbursement /(3)/                 (0.08%)
                                                             ------
                 Net Expenses                                 0.25%


      (1)The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.
      (2)"Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
      (3)The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

--------------------------------------------------------------------------------

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. These examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                        1 year 3 years 5 years 10 years
                        ------ ------- ------- --------
                        $26    $89     $169    $402


See Appendix A for additional hypothetical investment and expense information.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free copy of the annual report containing those financial statements by calling 1-800-547-1037.


Short Term Bond Fund
--------------------------------------------------------------------------------


                                                                                  Period
                                                                                   Ended              Year Ended
                                               Year Ended July 31,               July 31,             October 31,
                                         2006         2005         2004         2003 /(a)/           2002         2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
   period                             $11.79       $11.95        $12.01        $12.15            $12.41          $11.73
------------------------------------------------------------------------------------------------------------------------
Income from investment
   operations:
   Net investment income               0.50 /(b)/   0.40 /(b)/    0.35 /(b)/    0.34 /(b)/        0.59 /(b)(c)/    0.76
------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain
      (loss) on investments,
      foreign currency transactions
      and futures contracts            (0.14)       (0.11)        (0.03)        (0.11)            (0.22) /(c)/     0.68
------------------------------------------------------------------------------------------------------------------------
      Total from investment
         operations                     0.36         0.29          0.32          0.23              0.37            1.44
------------------------------------------------------------------------------------------------------------------------
Less distributions declared to
   shareholders:
   From net investment income          (0.56)       (0.45)        (0.38)        (0.37)            (0.63)          (0.76)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $11.59       $11.79        $11.95        $12.01            $12.15          $12.41
------------------------------------------------------------------------------------------------------------------------
Total return /(d)(e)/                   3.15%        2.47%         2.72%         1.91% /(f)/       3.12%          12.62%
------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental data:
------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000's) $83,984      $95,842      $119,125      $113,193          $140,757         $89,791
------------------------------------------------------------------------------------------------------------------------
   Ratio of net expenses to average
      net assets /(g)/                  0.25%        0.25%         0.25%         0.25% /(h)/       0.25%           0.25%
------------------------------------------------------------------------------------------------------------------------
   Ratio of interest expense to
      average net assets                  --           --            --            -- /(h)(i)/       --              --
------------------------------------------------------------------------------------------------------------------------
   Ratio of net investment income
      to average net assets /(g)/       4.31%        3.38%         2.91%         3.79% /(h)/       4.73% /(c)/     6.27%
------------------------------------------------------------------------------------------------------------------------
   Waiver/reimbursement                 0.08%        0.04%         0.10%         0.08% /(h)/       0.05%           0.08%
------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate               128%          51%           79%           93% /(f)/        132%             82%
------------------------------------------------------------------------------------------------------------------------


   (a)The Fund changed its fiscal year end from October 31 to July 31.

   (b)Per share data was calculated using average shares outstanding during the period.
   (c)Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the period ended October 31, 2002, was to decrease net investment income per share by $0.04, decrease net realized and unrealized loss per share by $0.04 and decrease the ratio of net investment income to average net assets from 5.08% to 4.73%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
   (d)Total return at net asset value assuming all distributions reinvested.
   (e)Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.
   (f)Not annualized.

   (g)The benefits derived from custody credits, if applicable, had an impact of less than 0.01%.

   (h)Annualized.
   (i)Rounds to less than 0.01%.

CMG Ultra Short Term Bond Fund
--------------------------------------------------------------------------------

Investment Goal

The Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

Principal Investment Strategies


Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of domestic investment-grade fixed income securities. A fixed income security is considered investment-grade if it is rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's, or judged by the advisor to be of comparable quality, if unrated, to the categories listed above. The Advisor will limit the Fund's duration, which measures the price sensitivity of a fixed income security to changes in interest rates, to 1 year or less. Under normal market conditions, the Fund's dollar-weighted average maturity is expected to be 2 years or less. The Fund may invest up to 10% of its total assets in U.S.-dollar denominated foreign fixed income securities.

The Fund may purchase derivative instruments, such as futures, options and swap contracts, to gain or reduce exposure to particular securities or segments of the bond markets or to maintain the Fund's targeted duration. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may participate in mortgage dollar rolls and engage in transactions in them up to the maximum allowable amount that the Fund may invest in mortgage-backed securities. The Fund's ability to participate in dollar rolls is limited to the extent that the Fund's position in dollar rolls may not exceed its position in mortgage-backed securities at any given time.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 73). The Fund's investment objectives may not be changed without approval by a majority of the Fund's outstanding shares. Except as noted, however, approval by the Fund's shareholders is not required to modify or change any of the Fund's investment policies or investment strategies.


Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

.. Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

.. Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


.. Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for higher-rated bonds. In addition, the ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix B for a complete discussion of bond ratings.


  Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.


.. Mortgage dollar rolls. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.


.. Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

.. Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

.. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

.. Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.


.. Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see "MORE ABOUT THE FUNDS" for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History


The following bar chart and table illustrate the Fund's annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The table compares the Fund's performance over time (before and after taxes) to that of the Citigroup One-Year U.S. Treasury Bill Index (the "Index"). The Index consists of a single U.S. Treasury Bill whose return is tracked until its maturity. The index does not reflect any deduction for fees or expenses. Both the bar chart and the table assume the reinvestment of dividends and distributions. Performance results include the effects of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. The Fund's historical performance (before and after taxes) does not indicate how the Fund will perform in the future. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

Ultra Short Term Bond Fund

Year-By-Year Total Return As Of 12/31 Each Year*

                                     [CHART]

                                      2005
                                     ------
                                      2.34%

    * The Fund's year-to-date total return as of September 30, 2006 was +3.44%



                          Best Quarter:  2Q '05 +1.05%
                          Worst Quarter: 1Q '05 -0.10%
                          ----------------------------



Average Annual Total Returns As Of 12/31/05



                                                                       Life of
                                                                         Fund
                                                                1 Year (3/8/04)
 ------------------------------------------------------------------------------
 CMG Ultra Short Term Bond Fund
    Return Before Taxes                                         2.34%   1.72%
    Return After Taxes on Distributions                         1.00%   0.46%
    Return After Taxes on Distributions and Sale of Fund Shares 1.61%   0.76%
 ------------------------------------------------------------------------------
 Citigroup One-Year U.S. Treasury Bill Index /(1)/              2.31%   1.46%
 ------------------------------------------------------------------------------



   TheFund's inception date is March 8, 2004, and index performance is from March 8, 2004.

   (1)The Citigroup One-Year U.S. Treasury Bill Index consists of a single U.S. Treasury Bill whose return is tracked until its maturity. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or the expenses of investing.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).


Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

FEE TABLE
--------------------------------------------------------------------------------


           Shareholder transaction fees (fees paid directly    None
           from your investment)
           Annual Fund Operating Expenses
           (expenses that are paid out of Fund assets)
                 Management Fees /(1)/                        0.25%
                 Distribution and/or Service (12b-1) Fees      None
                 Other Expenses /(2)/                         0.07%
                                                             ------
                 Total Annual Fund Operating Expenses         0.32%
                 Expense Reimbursement /(3)/                 (0.07%)
                                                             ------
                 Net Expenses                                 0.25%


      (1)The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.
      (2)"Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
      (3)The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

--------------------------------------------------------------------------------

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                        1 year 3 years 5 years 10 years
                        ------ ------- ------- --------
                        $26    $88     $165    $392


See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report along with the Fund's financial statements, is included in the Fund's annual report. You can request a free copy of the annual report containing those financial statements by calling 1-800-547-1037.

Ultra Short Term Bond Fund
--------------------------------------------------------------------------------


                                                                   Year Ended        Period Ended
                                                                    July 31,           July 31,
                                                                  2006       2005     2004 /(a)/
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $9.67        $9.88     $10.00
-----------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income /(b)/                                   0.38         0.24       0.07
-----------------------------------------------------------------------------------------------------
   Net realized and unrealized loss on investments              (0.02)       (0.06)     (0.08)
-----------------------------------------------------------------------------------------------------
      Total from investment operations                           0.36         0.18      (0.01)
-----------------------------------------------------------------------------------------------------
Less distributions declared to shareholders:
   From net investment income                                   (0.41)       (0.36)     (0.11)
-----------------------------------------------------------------------------------------------------
   Return of capital                                              -- /(c)/   (0.03)        --
-----------------------------------------------------------------------------------------------------
      Total distributions                                       (0.41)       (0.39)     (0.11)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $9.62        $9.67      $9.88
-----------------------------------------------------------------------------------------------------
Total return /(d)(e)/                                            3.84%        1.83%     (0.08)% /(f)/
-----------------------------------------------------------------------------------------------------
Ratios/Supplemental data:
-----------------------------------------------------------------------------------------------------
   Net assets, end of period (000's)                          $89,863      $81,575    $67,235
-----------------------------------------------------------------------------------------------------
   Ratio of net expenses to average net assets /(g)/             0.25%        0.25%      0.25% /(h)/
-----------------------------------------------------------------------------------------------------
   Ratio of net investment income to average net assets /(g)/    3.93%        2.44%      1.69% /(h)/
-----------------------------------------------------------------------------------------------------
   Waiver/reimbursement                                          0.07%        0.05%      0.22% /(h)/
-----------------------------------------------------------------------------------------------------
   Portfolio turnover rate                                         48%          75%        12% /(f)/
-----------------------------------------------------------------------------------------------------

   (a)The Fund commenced investment operations on March 8, 2004. Per share data, total return and portfolio turnover reflect activity from that date.
   (b)Per share data was calculated using average shares outstanding during the period.

   (c)Rounds to less than $0.01 per share.
   (d)Total return at net asset value assuming all distributions reinvested.
   (e)Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
   (f)Not annualized.
   (g)The benefits derived from custody credits had an impact of less than 0.01%.
   (h)Annualized.

CMG Government Bond Fund
--------------------------------------------------------------------------------

Investment Goal

The Fund seeks a high level of current income consistent with capital preservation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities. The dollar weighted average maturity and average portfolio duration of the Fund will vary depending upon current market and economic conditions and the investment advisor's assessment of possible changes in interest rates. Portfolio securities purchased by the Fund may be of any duration. The Fund may also invest in domestic fixed income securities rated at least A by Moody's or S&P, or if unrated, judged by the Fund's investment advisor to be comparable in quality.


The Fund may purchase derivative instruments, such as futures, options and swap contracts, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The Fund may participate in mortgage dollar rolls and engage in transactions in them up to the maximum allowable amount that the Fund may invest in mortgage-backed securities. The Fund's ability to participate in dollar rolls is limited to the extent that the Fund's position in dollar rolls may not exceed its position in mortgage-backed securities at any given time.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 73). The Fund's investment objectives may not be changed without approval by a majority of the Fund's outstanding shares. Except as noted, however, approval by the Fund's shareholders is not required to modify or change any of the Fund's investment policies or investment strategies.


Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

.. Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

.. Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


.. Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for higher-rated bonds. In addition, the ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix B for a complete discussion of bond ratings.


 Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.


.. Mortgage dollar rolls. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.


.. Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

.. Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

.. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

.. Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.


.. Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see "MORE ABOUT THE FUNDS" for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.


Performance History

Because the Fund has not commenced operations, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Because the Fund has not commenced operations, the annual fund operating expenses are based on estimates for the current year.

FEE TABLE
--------------------------------------------------------------------------------

           Shareholder transaction fees (fees paid directly    None
           from your investment)
           Annual Fund Operating Expenses
           (expenses that are paid out of Fund assets)
                 Management Fees /(1)/                        0.25%
                 Distribution and/or Service (12b-1) Fees      None
                 Other Expenses /(2)/                         0.10%
                                                             ------
                 Total Annual Fund Operating Expenses         0.35%
                 Expense Reimbursement /(3)/                 (0.10%)
                                                             ------
                 Net Expenses                                 0.25%

      (1)The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.

      (2)"Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund. Other expenses are based on estimated amounts for the current fiscal year.

      (3)The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

--------------------------------------------------------------------------------

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                                 1 year 3 years
                                 ------ -------
                                 $26    $92


See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

Because the Fund has not commenced operations, financial highlights have not been included in this Prospectus.

CMG Mortgage and Asset-Backed Securities Fund
--------------------------------------------------------------------------------

Investment Goal

The Fund seeks a high level of current income consistent with capital preservation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in any of the following investment-grade fixed income securities:


.. mortgage-related U.S. Government securities guaranteed by the Government
  National Mortgage Association ("GNMA") or by agencies or instrumentalities of the U.S. Government such as the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA");


.. debt obligations collateralized by assets such as home equity and automobile loans and credit card and other types of receivables issued by trusts or other special purpose entities;

.. commercial mortgage-related securities secured by loans for commercial properties such as office buildings, multi-family apartment buildings, and shopping centers issued by commercial banks, savings and loan institutions, private mortgage insurance companies and other secondary market issuers; or

.. collateralized mortgage obligations ("CMOs") issued by U.S. agencies or instrumentalities or in privately issued CMOs that are rated investment grade.

There are no limits on the percentage of Fund assets that may be invested in any of these fixed income securities at any time. The average duration and dollar weighted average maturity of the portfolio securities held by the Fund will vary depending on the investment advisor's analysis of general market and economic conditions. A fixed income security is considered investment grade if it is rated either BBB or higher by S&P or Baa or higher by Moody's, or if unrated, judged by the investment advisor to be comparable in quality.


The Fund may participate in mortgage dollar rolls and engage in transactions in them up to the maximum allowable amount that the Fund may invest in mortgage-backed securities. The Fund's ability to participate in dollar rolls is limited to the extent that the Fund's position in dollar rolls may not exceed its position in mortgage-backed securities at any given time.


The Fund may also invest up to 20% of its assets in other investment-grade fixed income securities. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund.

In selecting securities for the Fund, the investment advisor conducts an ongoing evaluation of the economic and market environment. Such an analysis helps the investment advisor anticipate how economic and market change, like movement in interest rates, inflation, government regulation and demographics, may affect certain industries and specific market sectors within those industries, and thereby the companies making up that industry or market sector. After determining what industries and market sectors to invest in, the investment advisor conducts intensive, fundamental research and analysis to identify attractive individual securities within the targeted industries and market sectors. This analysis is intended to give the investment advisor a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the investment advisor strives to anticipate and act upon market change, and understand its effect on risk and reward of Fund securities, with the goal of generating consistent, competitive results over the long term.


The Fund may purchase derivative instruments, such as futures, options and swap contracts, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 73). The Fund's investment objectives may not be changed without approval by a majority of the Fund's outstanding shares. Except as noted, however, approval by the Fund's shareholders is not required to modify or change any of the Fund's investment policies or investment strategies.


Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

.. Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

.. Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


.. Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for higher-rated bonds. In addition, the ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix B for a complete discussion of bond ratings.


  Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home

 Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

.. Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.


.. Mortgage dollar rolls. Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.


.. Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

.. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

.. Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

.. As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issues than a similar fund that invests more broadly.


.. Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see "MORE ABOUT THE FUNDS" for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Because the Fund has not commenced operations, the annual fund operating expenses are based on estimates for the current year.

FEE TABLE
--------------------------------------------------------------------------------

           Shareholder transaction fees (fees paid directly    None
           from your investment)
           Annual Fund Operating Expenses
           (expenses that are paid out of Fund assets)
                 Management Fees /(1)/                        0.25%
                 Distribution and/or Service (12b-1) Fees      None
                 Other Expenses /(2)/                         0.22%
                                                             ------
                 Total Annual Fund Operating Expenses         0.47%
                 Expense Reimbursement /(3)/                 (0.22%)
                                                             ------
                 Net Expenses                                 0.25%

      (1)The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.

      (2)"Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund. "Other Expenses" are based on estimated amounts for the current fiscal year.

      (3)The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

--------------------------------------------------------------------------------

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                                 1 year 3 years
                                 ------ -------
                                 $26    $105


See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

Because the Fund has not commenced operations, financial highlights have not been included in this Prospectus.

Composite Performance

Because the Fund has not commenced operations, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

The following table sets forth composite performance data relating to the historical performance of similarly managed accounts managed by the Advisor's Mortgage and ABS Sector composite, of which the portfolio manager of the Fund is a team member, since the dates indicated. The investment objectives, policies, strategies and risks of the accounts in the composite are substantially similar to those of the Fund. Many of the accounts, however, are not subject to certain limitations, diversification requirements and other restrictions imposed under the Investment Company Act of 1940 and the Internal Revenue Code of 1986 to which the Fund, as a registered investment company, is subject and that, if applicable to these accounts, may have adversely affected the performance results of the composite. The data is provided to illustrate the past performance of the Fund's Advisor in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The information has not been adjusted to reflect any fees that will be payable by the Fund that are higher than the fees imposed on the accounts and will result in lower returns for the Fund. Investors should not consider this performance data as an indication of future performance of the Fund.


Average Annual Total Returns As Of December 31, 2005



                                                1 Year 2 Years 3 Years 5 Years
 -----------------------------------------------------------------------------
 Columbia Mortgage & ABS Sector Composite /(1)/ 2.70%   3.68%   3.50%   5.53%
 -----------------------------------------------------------------------------
 Lehman Brothers MBS Fixed Rate Index /(2)/     2.62%   3.65%   3.45%   5.43%
 -----------------------------------------------------------------------------


   (1)All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by such accounts, without provision for federal or state income taxes. The composite includes all actual, fee-paying, discretionary accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Fund.
   (2)The Lehman Brothers MBS Fixed Rate Index includes the mortgage-backed pass-though securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

CMG High Yield Fund
--------------------------------------------------------------------------------

Investment Goal

The Fund seeks a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income.

Principal Investment Strategies


The Fund invests primarily in non-investment grade corporate debt obligations, commonly referred to as "junk bonds." Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield corporate debt obligations rated Ba or B by Moody's or BB or B by S&P. The Fund will invest no more than 10% of the total assets in fixed income securities rated Caa by Moody's or CCC by S&P, and the Fund will not invest in fixed income securities rated below these grades.


By concentrating on corporate debt obligations rated Ba or B by Moody's or BB or B by S&P, the Fund intends to invest primarily in "upper tier" non-investment grade securities. By emphasizing the "upper tier" of non-investment grade securities, the Fund seeks to provide investors with access to higher yielding bonds without assuming all the risk associated with the broader "junk bond" market.

In selecting investments, and to supplement any credit rating analysis supplied by Moody's and S&P, the investment advisor uses a bottom-up approach, supplemented by a top-down analysis. The investment advisor employs fundamental research and analysis to select individual securities within the targeted industries and market sectors. Fundamental analysis includes the evaluation of:

.. a company's financial condition

.. quality of management

.. industry dynamics

.. earnings growth and profit margins

.. sales trends

.. potential for new product development

.. financial ratios

.. investment in research and development.


Top-down analysis begins with an overall evaluation of the economic and market environment. Such an analysis helps the investment advisor anticipate how economic and market change, including the factors listed, may affect certain industries and specific market sectors within those industries, and thereby companies making up that industry or market sector. The average duration and dollar weighted average maturity of the portfolio securities held by the Fund will vary depending on the investment advisor's analysis of general market and economic conditions.


By utilizing this investment process the investment advisor strives to anticipate and act upon market change, understand its effect on the risks and rewards of the Fund's securities, with the goal of generating consistent, competitive results over the long term.

The Fund may purchase derivative instruments, such as futures, options and swap contracts, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 73). The Fund's investment objectives may not be changed without approval by a majority of the Fund's outstanding shares. Except as noted, however, approval by the Fund's shareholders is not required to modify or change any of the Fund's investment policies or investment strategies.


Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

.. Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

.. Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


.. Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due. The lower-rated bonds held by the Fund, commonly referred to as "junk bonds," are subject to greater credit risk, and are generally less liquid, than higher-rated, lower-yielding bonds. These bonds may be issued to fund corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications, or similar events, and they are often issued by smaller, less creditworthy companies or companies with substantial debt. The prices of such bonds are generally more sensitive than higher-rated bonds to the financial condition of the issuer and adverse changes in the economy. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for higher-rated bonds. In addition, the ratings provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix B for a complete discussion of bond ratings.

.. Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

.. Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

.. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

.. Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.


.. Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see "MORE ABOUT THE FUNDS" for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

The following bar chart and table illustrate the Fund's annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The table compares the Fund's performance over time (before and after taxes) to that of the Merrill Lynch Intermediate BB Index and the JPMorgan Chase Developed BB High Yield Index. The Merrill Lynch Intermediate BB Index is a market weighted index, consisting of BB cash pay bonds, which are U.S. dollar denominated bonds issued in the U.S. domestic market with maturities between 1-10 years. The JPMorgan Chase Developed BB High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Merrill Lynch Intermediate BB Index and the JPMorgan Chase Developed BB High Yield Index. Both the bar chart and the table assume the reinvestment of dividends and distributions. Performance results include the effects of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. The Fund's historical performance (before and after taxes) does not indicate how the Fund will perform in the future. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.



High Yield Fund

Year-By-Year Total Return As Of 12/31 Each Year*

                                    [CHART]

 1996    1997     1998   1999     2000    2001    2002   2003    2004    2005
 -----  ------   -----   -----   -----   -----   -----   -----  -----   -----
 9.70%  12.12%   7.33%   2.42%   5.36%   7.30%   2.80%   12.93% 8.05%   2.98%



    * The Fund's year-to-date total return as of September 30, 2006 was +3.29%


                          Best Quarter:  4Q '01 +5.83%
                          Worst Quarter: 2Q '02 -2.05%
                          ----------------------------


Average Annual Total Returns As Of 12/31/05



                                                               1 Year 5 Years 10 Years
--------------------------------------------------------------------------------------
CMG High Yield Fund
   Return Before Taxes                                         2.98%   6.75%   7.04%
   Return After Taxes on Distributions                         0.61%   3.87%   3.73%
   Return After Taxes on Distributions and Sale of Fund Shares 1.90%   4.00%   3.92%
--------------------------------------------------------------------------------------
JPMorgan Chase Developed BB High Yield Index/ (1)/             2.58%   9.34%   8.24%
--------------------------------------------------------------------------------------
Merrill Lynch Intermediate BB Index/ (2)/                      2.98%   6.99%   6.46%
--------------------------------------------------------------------------------------



   (1)The JPMorgan Chase Developed BB High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or the expenses of investing.
   (2)The Merrill Lynch Intermediate BB Index is a market weighted index, consisting of BB cash pay bonds, which are U.S. dollar denominated bonds issued in the U.S. domestic market with maturities between 1-10 years. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or the expenses of investing.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

FEE TABLE
--------------------------------------------------------------------------------


           Shareholder transaction fees (fees paid directly    None
           from your investment)
           Annual Fund Operating Expenses
           (expenses that are paid out of Fund assets)
                 Management Fees /(1)/                        0.40%
                 Distribution and/or Service (12b-1) Fees      None
                 Other Expenses /(2)/                         0.04%
                                                             ------
                 Total Annual Fund Operating Expenses         0.44%
                 Expense Reimbursement /(3)/                 (0.04%)
                                                             ------
                 Net Expenses                                 0.40%


      (1)The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.
      (2)"Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
      (3)The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.40%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

--------------------------------------------------------------------------------

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                        1 year 3 years 5 years 10 years
                        ------ ------- ------- --------
                        $41    $133    $238    $547


See Appendix A for additional hypothetical investment and expense information.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free copy of the annual report containing those financial statements by calling 1-800-547-1037.


High Yield Fund
--------------------------------------------------------------------------------


                                                                                   Period
                                                                                    Ended                Year Ended
                                            Year Ended July 31,                   July 31,               October 31,
                                    2006           2005            2004           2003 /(a)/           2002          2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                     $8.08           $8.00           $7.90           $7.55              $8.14             $8.30
----------------------------------------------------------------------------------------------------------------------------
Income from investment
   operations:
   Net investment income         0.50 /(b)/       0.51 /(b)/      0.53 /(b)/      0.43 /(b)/         0.64 /(b)(c)/     0.72
----------------------------------------------------------------------------------------------------------------------------
   Net realized and
      unrealized gain
      (loss) on
      investments                (0.38)           0.11            0.14            0.37              (0.58) /(c)/      (0.16)
----------------------------------------------------------------------------------------------------------------------------
      Total from
         investment
         operations               0.12            0.62            0.67            0.80               0.06              0.56
----------------------------------------------------------------------------------------------------------------------------
Less distributions
   declared to
   shareholders:
   From net investment
      income                     (0.54)          (0.54)          (0.57)          (0.45)             (0.65)            (0.72)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
   period                        $7.66           $8.08           $8.00           $7.90              $7.55             $8.14
----------------------------------------------------------------------------------------------------------------------------
Total return /(d)/                1.47% /(e)/     7.98% /(e)/     8.60% /(e)/    10.67% /(e)(f)/     0.60%             6.92%
----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental data:
   Net assets, end of period
      (000's)                  $96,120        $269,243        $382,157        $429,042           $286,228          $348,979
----------------------------------------------------------------------------------------------------------------------------
   Ratio of net expenses to
      average net assets /(g)/    0.40%           0.40%           0.40%           0.42% /(h)/        0.42%             0.44%
----------------------------------------------------------------------------------------------------------------------------
   Ratio of net investment
      income to average
      net assets /(g)/            6.38%           6.26%           6.64%           7.32% /(h)/        7.98% /(c)/       8.63%
----------------------------------------------------------------------------------------------------------------------------
   Waiver/reimbursement           0.04%           0.02%           0.02%           0.01% /(h)/          --                --
----------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate          30%             39%             47%             47% /(f)/          62%               59%
----------------------------------------------------------------------------------------------------------------------------


   (a)The Fund changed its fiscal year end from October 31 to July 31.
   (b)Per share data was calculated using average shares outstanding during the period.
   (c)Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share data by $0.01 and decrease the ratio of net investment income to average net assets from 8.11% to 7.98%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
   (d)Total return at net asset value assuming all distributions reinvested.
   (e)Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
   (f)Not annualized.

   (g)The benefits derived from custody credits, if applicable, had an impact of less than 0.01%.

   (h)Annualized.

CMG International Bond Fund
--------------------------------------------------------------------------------

Investment Goal

The Fund seeks a high level of current income consistent with a high degree of preservation of capital.

Principal Investment Strategies


Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities of foreign issuers. Generally, the Fund seeks to achieve its goal by investing in debt securities of issuers in at least three foreign countries, including foreign corporate issuers and foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Fund is not limited as to countries in which it may invest and will invest in the securities of issuers located in developed countries, as well as securities of issuers located in developing countries and countries with emerging securities markets. At times, the portfolio of the Fund may be fully or heavily weighted towards securities of issuers in emerging or developing countries. Securities may be denominated in foreign currencies, baskets of foreign currencies, or the U.S. dollar.


The average portfolio duration of the Fund varies based on the investment advisor's forecast for interest rates and, under normal market conditions, is not expected to exceed seven years. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.


Under normal conditions, the Fund invests substantially all of its assets in debt securities rated B or higher by S&P or Moody's, or if unrated, judged by the investment advisor to be comparable in quality. The Fund will not invest in fixed income securities rated below Caa by Moody's or CCC by S&P, and the Fund will not invest more than 10% of its total assets in securities with Caa or CCC ratings.


In selecting securities for the Fund the investment advisor conducts an evaluation of the fundamental economic and market factors such as exchange and interest rates, currency trends, credit quality, and political and economic trends to determine which countries to invest in. Generally, the Fund invests in issuers in those countries with improving fundamentals and that are denominated in stable or appreciating currencies. The investment advisor will also evaluate the risks and returns for investments in each country based on its analysis of economic and market factors. Notwithstanding the above, the Fund may invest 100% of its assets in the debt of emerging markets when the portfolio manager believes such securities offer the best return with reasonable risk. For the definition of emerging markets, the investment advisor will look to the World Bank classification of countries considered to have emerging or developing economies.

After selecting the countries to invest in, the investment advisor conducts intensive, fundamental research and analysis to identify attractive securities in those countries expected to produce the best return with reasonable risk. This analysis is intended to give the investment advisor a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the investment advisor strives to anticipate and act upon market change, and understand its effect on risk and reward of Fund securities, with the goal of generating consistent, competitive results over the long term.

The Fund may purchase derivative instruments, such as futures, options and swap contracts, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 73). The Fund's investment objectives may not be changed without approval by a majority of the Fund's outstanding shares. Except as noted, however, approval by the Fund's shareholders is not required to modify or change any of the Fund's investment policies or investment strategies.


Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

.. Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

.. Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

.. Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

.. Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

.. Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

.. Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.


.. Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


.. Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.


.. Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due. The lower-rated bonds held by the Fund (those rated below BB by Moody's) are subject to greater credit risk, and are generally less liquid, than higher-rated, lower-yielding bonds. These bonds may be issued to fund corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events, and they are often issued by smaller less creditworthy companies or by companies with substantial debt. The prices of such bonds are generally more sensitive than higher-rated bonds to the financial condition of the issuer and adverse changes in the economy. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for higher-rated bonds. In addition, the ratings provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix B for a complete discussion of bond ratings.

.. As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

.. Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, swap contracts, and inverse floaters to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


.. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see "MORE ABOUT THE FUNDS" for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

Because the Fund has not commenced operations, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Your Expenses


The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Because the Fund has not commenced operations, the annual fund operating expenses are based on estimates for the current year.


FEE TABLE
--------------------------------------------------------------------------------

           Shareholder transaction fees (fees paid directly    None
           from your investment)
           Annual Fund Operating Expenses
           (expenses that are paid out of Fund assets)
                 Management Fees /(1)/                        0.40%
                 Distribution and/or Service (12b-1) Fees      None
                 Other Expenses /(2)/                         0.21%
                                                             ------
                 Total Annual Fund Operating Expenses         0.61%
                 Expense Reimbursement /(3)/                 (0.21%)
                                                             ------
                 Net Expenses                                 0.40%


      (1)The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses. Other Expenses are based on estimated amounts for the current fiscal year.

      (2)"Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees and interest on any borrowings by the Fund.
      (3)The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.40%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

--------------------------------------------------------------------------------

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                                 1 year 3 years
                                 ------ -------
                                 $41    $152


See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

Because the Fund has not commenced operations, financial highlights have not been included in this Prospectus.

Management
--------------------------------------------------------------------------------

Investment Advisor


Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of the Funds' portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before
September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.


Management Fees and Portfolio Managers


Each Fund, except the Core Plus Bond Fund, pays the advisor an annual unified management fee based on a percentage of the average daily net assets of the Fund in return for providing investment advisory and other services. The fee paid to Columbia Management and/or Columbia Advisors by each operational Fund for the 2006 fiscal year is set forth below. The fee cited for each Fund that has not yet commenced operations represents that Fund's contractual fee rate. Out of the management fee, the advisor pays all expenses of managing and operating the Funds except brokerage fees, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), audit fees and extraordinary expenses. Also listed below are the portfolio managers primarily responsible for implementing the investment strategy for each Fund.



                        Management
                        Fee Paid by
       The Fund          the Fund               Portfolio Manager for the Fund
----------------------------------------------------------------------------------------
CMG Core Plus Bond Fund    0.00% /(1)/ Leonard A. Aplet, a managing director of
                                       Columbia Advisors, is a co-manager for the Fund
                                       and has co-managed the Fund since November,
                                       2005. Mr. Aplet has been associated with
                                       Columbia Advisors or its predecessors since 1987.

                                       Kevin L. Cronk, a senior vice president of
                                       Columbia Advisors, is a co-manager for the Fund
                                       and has co-managed the Fund since November,
                                       2005. Mr. Cronk has been associated with Columbia
                                       Advisors or its predecessors since August, 1999.

                                       Richard R. Cutts, a senior vice president of
                                       Columbia Advisors, is a co-manager for the Fund
                                       and has co-managed the Fund since November,
                                       2006. Mr. Cutts has been associated with
                                       Columbia Advisors or its predecessors since 1994.
----------------------------------------------------------------------------------------




(1)The Core Plus Bond Fund indirectly pays its proportionate share of the management fees paid by the Underlying Funds in which the Core Plus Bond Fund invests.

                           Management
                           Fee Paid by
         The Fund           the Fund            Portfolio Manager for the Fund
----------------------------------------------------------------------------------------
                                       Thomas A. LaPointe, a senior vice president of
                                       Columbia Advisors, is a co-manager for the Fund
                                       and has co-managed the Fund since November,
                                       2005. Mr. LaPointe has been associated with
                                       Columbia Advisors or its predecessors since
                                       February, 1999.

                                       Laura A. Ostrander, a senior vice president of
                                       Columbia Advisors, is a co-manager for the Fund
                                       and has co-managed the Fund since November,
                                       2005. Ms. Ostrander has been associated with
                                       Columbia Advisors or its predecessors since
                                       December, 1996.

                                       Carl W. Pappo, a senior vice president of
                                       Columbia Advisors, is a co-manager for the Fund
                                       and has co-managed the Fund since March,
                                       2005. Mr. Pappo has been associated with
                                       Columbia Advisors or its predecessors since
                                       January, 1993.
----------------------------------------------------------------------------------------
CMG Core Bond Fund            0.25%    Leonard A. Aplet, a managing director of
                                       Columbia Advisors, is a co-manager for the Fund
                                       and has co-managed the Fund since it
                                       commenced operations in September, 2000.
                                       Mr. Aplet has been associated with Columbia
                                       Advisors or its predecessors since 1987.

                                       Richard R. Cutts, a senior vice president of
                                       Columbia Advisors, is a co-manager for the Fund
                                       and has co-managed the Fund since November,
                                       2000. Mr. Cutts has been associated with
                                       Columbia Advisors or its predecessors since 1994.
----------------------------------------------------------------------------------------
CMG Intermediate Bond Fund    0.25%    Leonard A. Aplet, a managing director of
                                       Columbia Advisors, is the manager for the Fund
                                       and has managed the Fund since November,
                                       2006. Mr. Aplet has been associated with
                                       Columbia Advisors or its predecessors since 1987.
----------------------------------------------------------------------------------------
CMG Short Term Bond Fund      0.25%    Leonard A. Aplet, a managing director of
                                       Columbia Advisors, is a co-manager for the Fund
                                       and has co-managed the Fund since February,
                                       1998. Mr. Aplet has been associated with
                                       Columbia Advisors or its predecessors since 1987.

                                       Richard R. Cutts, a senior vice president of
                                       Columbia Advisors, is a co-manager for the Fund
                                       and has co-managed the Fund since November,
                                       2000. Mr. Cutts has been associated with
                                       Columbia Advisors or its predecessors since 1994.
----------------------------------------------------------------------------------------

                            Management
                            Fee Paid by
         The Fund            the Fund             Portfolio Manager for the Fund
------------------------------------------------------------------------------------------
                                        Ronald Stahl, a senior portfolio manager of
                                        Columbia Advisors, is a co-manager for the Fund
                                        and has co-managed the Fund since November,
                                        2006. Mr. Stahl has been associated with Columbia
                                        Advisors or its predecessors since January, 1998.
------------------------------------------------------------------------------------------
CMG Ultra Short Term Bond      0.25%    Guy C. Holbrook, a senior vice president of
Fund                                    Columbia Advisors, is the manager for the Fund and
                                        has managed the Fund since its inception in March,
                                        2004. Mr. Holbrook has been associated with
                                        Columbia Advisors or its predecessors since 1998.
------------------------------------------------------------------------------------------
CMG Government Bond Fund       0.25%    Ann T. Peterson, a senior vice president of
                                        Columbia Advisors, is manager for the Fund and
                                        has managed the Fund since November, 2006.
                                        Ms. Peterson has been associated with Columbia
                                        Advisors or its predecessors since 1993.
------------------------------------------------------------------------------------------
CMG Mortgage and Asset-        0.25%    Leonard A. Aplet, a managing director of
Backed Securities Fund                  Columbia Advisors, is a co-manager for the Fund
                                        and has co-managed the Fund since its inception.
                                        Mr. Aplet has been associated with Columbia
                                        Advisors or its predecessors since 1987.

                                        Richard R. Cutts, a senior vice president of
                                        Columbia Advisors, is a co-manager for the Fund
                                        and has co-managed the Fund since November,
                                        2005. Mr. Cutts has been associated with
                                        Columbia Advisors or its predecessors since 1994.
------------------------------------------------------------------------------------------
CMG High Yield Fund            0.40%    Kevin L. Cronk, a senior vice president of
                                        Columbia Advisors, is a co-manager for the Fund
                                        and has co-managed the Fund since September,
                                        2005. Mr. Cronk has been associated with
                                        Columbia Advisors or its predecessors since
                                        August, 1999.

                                        Thomas A. LaPointe, a senior vice president of
                                        Columbia Advisors, is a co-manager for the Fund
                                        and has co-managed the Fund since September,
                                        2005. Mr. LaPointe has been associated with
                                        Columbia Advisors or its predecessors since
                                        February, 1999.
------------------------------------------------------------------------------------------
CMG International Bond Fund    0.40%    Laura A. Ostrander, a senior vice president of
                                        Columbia Advisors, is the manager for the Fund
                                        and has managed the Fund since its inception.
                                        Ms. Ostrander has been associated with Columbia
                                        Advisors or its predecessors since December,
                                        1996.
------------------------------------------------------------------------------------------

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.


A discussion regarding the basis for the Trustees' approval of the investment advisory agreement between Columbia Advisors and each Fund has been made available in the Funds' semiannual report to shareholders for the period ending January 31, 2006.


Legal Proceedings




On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

Information About Your Investment
--------------------------------------------------------------------------------

YOUR ACCOUNT

Buying Shares


Shares in the Funds are available for purchase by institutional buyers seeking to invest in a diversified portfolio in a pooled environment, rather than purchase individual securities. Shares in the CMG Short Term Bond Fund and CMG Ultra Short Term Bond Fund are also available for purchase by certain individual clients of Columbia Advisors or one of its affiliates. Institutional buyers include corporations, partnerships, trusts, foundations, endowments, institutions, government entities or similar organizations which meet the respective qualifications for an accredited investor as defined under the Securities Act of 1933. Purchases of Fund shares may be made by two different methods, each of which is subject to minimum investment requirements described below.

Each Fund's minimum initial Fund requirement for investors purchasing shares directly from Columbia is $3 million. The advisor may waive the investment minimum in its sole discretion. Subsequent investments in a Fund must be at least $2,500, however, purchase orders may be refused at the discretion of a Fund.

You may also purchase Fund shares if you are an advisory client of Columbia Advisors or one of its affiliates and Columbia Advisors or one of its affiliates purchases shares for your account. In order to invest in this manner you must have at least $1 million invested with Columbia Advisors or its affiliates. The minimum initial investment in this case is $25,000.

An advisory client with less than $10 million in assets managed by Columbia Advisors and who invests less than $3 million in a single Fund may be charged an administrative account fee of $5,000 to cover the extra costs of servicing the account. Clients should consult the terms of their investment management agreement with Columbia Advisors or contact their Columbia Advisors representative for more information.


The price for each Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

Selling Shares


You may sell shares at any time. Upon redemption you will receive the Fund's NAV next calculated after your order is accepted by the Fund's transfer agent. You can request a redemption by calling your Columbia Advisors representative. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

You may also sell shares by exchanging from the Fund into shares of another fund in the Trust. To exchange by telephone, call your Columbia Advisors representative.


The Funds also reserve the right to make a "redemption in kind" -- pay you in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

Fund Policy on Trading of Fund Shares


The interests of each Fund's long-term shareholders may be adversely affected by certain short-term trading activity by the Fund's shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of a Fund's shares held by long-term shareholders and have other adverse effects on a Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds and other funds in the Trust are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.


The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving the Fund or any other funds in the Trust. In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the Fund or any other funds in the Trust, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Fund (or any fund in the Trust) followed by a redemption, of any amount, by any means out of the same Fund (or fund in the Trust). Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Funds typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that a Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time a Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account, and these policies may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

Financial Intermediary Payments

The Funds' distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates having a selling, services or any similar agreement with the Funds' distributor or one of its affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Funds' distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Funds' distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Funds' distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. The financial arrangements may vary for each financial intermediary. Payments to another Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

The Funds' distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Funds' distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Funds' distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Funds' distributor or its affiliates has agreed to make marketing support payments in your Fund's Statement of Additional Information, which can be obtained at institutional.columbiamanagement.com or by calling 1-800-547-1037. As of the date of this Prospectus, the Fund's distributor and its affiliates have agreed to make marketing support payments to a single Bank of America affiliate and currently have no agreements to make such payments to other financial intermediaries. However, this may change in the future, and the Fund's distributor or its affiliates may enter into similar agreements with other financial intermediaries at any time without notice. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Funds' distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


Pricing of Shares


Each Fund's investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. Securities for which market values are not readily available will be valued at fair market value as determined in good faith under procedures established by the Board of Trustees.

If applicable to the Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, the advisor determines that a particular event would materially affect the Fund's NAV, then the advisor under the general supervision of the Board of Trustees, will use all relevant information available to it to determine a fair value for the affected portfolio securities.



DISTRIBUTIONS AND TAXES

Income and Capital Gain Distributions


Income dividends, consisting of net investment income, are declared daily and paid monthly by the Funds (except the International Bond Fund). For all Funds except the International Bond Fund, shares begin to earn dividends on the date on which a purchase order is settled by payment. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. The International Bond Fund declares and pays income dividends at least annually by the Fund. All income dividends paid by the Funds will be reinvested in additional shares of the Fund at the net asset value on the dividend payment date, unless you have elected to receive the dividends in cash. If all of your shares in a Fund are redeemed, the undistributed dividends on the redeemed shares will be paid at that time. Each of the Funds generally distributes substantially all of its net realized capital gains to shareholders at least annually. The amount distributed will depend on the amount of capital gains realized from the sale of a Fund's portfolio securities. Capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the distribution in cash.


Tax Effect of Distributions and Transactions


The dividend and other distributions of the Funds are taxable to you, unless your investment is in a tax-advantaged account. The tax status of any distribution is generally the same regardless of how long you have been in a Fund and whether you reinvest your distributions or take them as income. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The Funds do not expect to pay any distributions to represent qualified dividend income.

Long-term capital gains rates applicable to individuals have been temporarily reduced--in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning before January 11, 2011.

Each year, the Funds will send you information detailing the amount of ordinary income, capital gains, and qualified dividend income distributed to you for the previous year. The sale of shares in your account may produce gain or loss. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Advisor is treated as a sale of shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.


Your investment in the Funds could have additional tax consequences. Please consult your tax professional for assistance as to the possible application of foreign, state, and local income tax laws to your investment in the Funds.

More About The Funds
--------------------------------------------------------------------------------

INVESTMENT STRATEGY


Each Fund's principal investment strategies and their associated risks are described in the section titled "Principal Investment Strategies" under the heading "INFORMATION ABOUT THE FUNDS" in this Prospectus. What follows is additional information about certain of the investments and strategies of the Funds and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this Prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 73). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Each Fund's investment goal may not be changed without approval by a majority of the Fund's outstanding securities. Except as otherwise noted, however, approval by a Fund's shareholders is not required to modify or change a Fund's investment policies or any of its investment strategies.


Portfolio Securities


Mortgage-backed securities (All Funds)


Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors. Most mortgage securities are pooled together and structured as pass-throughts. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: GNMA, FHLMC and FNMA. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans for commercial properties such as office buildings, multi-family apartment buildings, and shopping centers. These loans usually contain prepayment penalties that provide protection from refinancing in a declining interest rate environment.

Asset-backed securities (All Funds)


Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.


Mortgage dollar rolls (Intermediate Bond Fund)

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Portfolio Turnover (All Funds)


There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. A Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's total return. Additionally, due to the institutional nature of the shareholders in these Funds, redemption requests are frequently large. In order to satisfy such redemption requests, a Fund may be forced to sell securities with built-in capital gains that will be taxable to shareholders.


Temporary Investments (All Funds)


At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                                  Appendix A

                Hypothetical Investment and Expense Information


The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in the Funds assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the chart, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower.


CMG Core Plus Bond Fund




 Maximum Sales Charge  Initial Hypothetical Investment Amount       Assumed Rate of Return
 --------------------  --------------------------------------       ----------------------
        0.00%                    $10,000.00                                   5%

     Cumulative Return                   Cumulative Return    Hypothetical Year-End    Annual
       Before Fees &      Annual            After Fees            Balance After        Fees &
Year     Expenses      Expense Ratio        & Expenses           Fees & Expenses    Expenses /(1)/
---- ----------------- -------------     -----------------    --------------------- -------------
 1          5.00%          0.30%                4.70%              $10,470.00          $ 30.71
 2         10.25%          0.30%                9.62%              $10,962.09          $ 32.15
 3         15.76%          0.33%               14.74%              $11,474.02          $ 37.02
 4         21.55%          0.33%               20.10%              $12,009.86          $ 38.75
 5         27.63%          0.33%               25.71%              $12,570.72          $ 40.56
 6         34.01%          0.33%               31.58%              $13,157.77          $ 42.45
 7         40.71%          0.33%               37.72%              $13,772.24          $ 44.43
 8         47.75%          0.33%               44.15%              $14,415.40          $ 46.51
 9         55.13%          0.33%               50.89%              $15,088.60          $ 48.68
 10        62.89%          0.33%               57.93%              $15,793.24          $ 50.96
Total Gain After Fees & Expenses                                   $ 5,793.24
Total Annual Fees & Expenses                                                           $412.22



(1)Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

CMG Core Bond Fund




 Maximum Sales Charge  Initial Hypothetical Investment Amount       Assumed Rate of Return
 --------------------  --------------------------------------       ----------------------
        0.00%                    $10,000.00                                   5%

     Cumulative Return                   Cumulative Return    Hypothetical Year-End    Annual
       Before Fees &      Annual           After Fees &           Balance After        Fees &
Year     Expenses      Expense Ratio         Expenses            Fees & Expenses    Expenses /(1)/
---- ----------------- -------------     -----------------    --------------------- -------------
 1          5.00%          0.25%                4.75%              $10,475.00          $ 25.59
 2         10.25%          0.25%                9.73%              $10,972.56          $ 26.81
 3         15.76%          0.35%               14.83%              $11,482.79          $ 39.30
 4         21.55%          0.35%               20.17%              $12,016.74          $ 41.12
 5         27.63%          0.35%               25.76%              $12,575.51          $ 43.04
 6         34.01%          0.35%               31.60%              $13,160.28          $ 45.04
 7         40.71%          0.35%               37.72%              $13,772.23          $ 47.13
 8         47.75%          0.35%               44.13%              $14,412.64          $ 49.32
 9         55.13%          0.35%               50.83%              $15,082.82          $ 51.62
 10        62.89%          0.35%               57.84%              $15,784.18          $ 54.02
Total Gain After Fees & Expenses                                   $ 5,784.18
Total Annual Fees & Expenses                                                           $422.99


CMG Intermediate Bond Fund




 Maximum Sales Charge  Initial Hypothetical Investment Amount       Assumed Rate of Return
 --------------------  --------------------------------------       ----------------------
        0.00%                    $10,000.00                                   5%

     Cumulative Return                   Cumulative Return    Hypothetical Year-End    Annual
       Before Fees &      Annual           After Fees &           Balance After        Fees &
Year     Expenses      Expense Ratio         Expenses            Fees & Expenses    Expenses /(1)/
---- ----------------- -------------     -----------------    --------------------- -------------
 1          5.00%          0.25%                4.75%              $10,475.00          $ 25.59
 2         10.25%          0.25%                9.73%              $10,972.56          $ 26.81
 3         15.76%          0.31%               14.87%              $11,487.18          $ 34.81
 4         21.55%          0.31%               20.26%              $12,025.92          $ 36.45
 5         27.63%          0.31%               25.90%              $12,589.94          $ 38.15
 6         34.01%          0.31%               31.80%              $13,180.41          $ 39.94
 7         40.71%          0.31%               37.99%              $13,798.57          $ 41.82
 8         47.75%          0.31%               44.46%              $14,445.72          $ 43.78
 9         55.13%          0.31%               51.23%              $15,123.23          $ 45.83
 10        62.89%          0.31%               58.33%              $15,832.51          $ 47.98
Total Gain After Fees & Expenses                                   $ 5,832.51
Total Annual Fees & Expenses                                                           $381.16



(1)Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

CMG Short Term Bond Fund


 Maximum Sales Charge            Initial Hypothetical Investment Amount       Assumed Rate of Return
 --------------------            --------------------------------------   ----------------------------------
        0.00%                               $10,000.00                                  5%

            Cumulative Return                      Cumulative Return    Hypothetical Year-End    Annual
              Before Fees &      Annual Expense      After Fees &           Balance After        Fees &
Year            Expenses             Ratio             Expenses            Fees & Expenses    Expenses /(1)/
  ----      -----------------    --------------    -----------------    --------------------- -------------
 1                 5.00%              0.25%               4.75%              $10,475.00          $ 25.59
 2                10.25%              0.25%               9.73%              $10,972.56          $ 26.81
 3                15.76%              0.33%              14.85%              $11,484.98          $ 37.05
 4                21.55%              0.33%              20.21%              $12,021.33          $ 38.79
 5                27.63%              0.33%              25.83%              $12,582.73          $ 40.60
 6                34.01%              0.33%              31.70%              $13,170.34          $ 42.49
 7                40.71%              0.33%              37.85%              $13,785.39          $ 44.48
 8                47.75%              0.33%              44.29%              $14,429.17          $ 46.55
 9                55.13%              0.33%              51.03%              $15,103.01          $ 48.73
 10               62.89%              0.33%              58.08%              $15,808.33          $ 51.00
Total Gain After Fees & Expenses                                             $ 5,808.33
Total Annual Fees & Expenses                                                                     $402.09


CMG Ultra Short Term Bond Fund


 Maximum Sales Charge            Initial Hypothetical Investment Amount       Assumed Rate of Return
 --------------------            -------------------------------------  -----------------------------------
        0.00%                               $10,000.00                                  5%

            Cumulative Return                      Cumulative Return    Hypothetical Year-End    Annual
              Before Fees &      Annual Expense      After Fees &           Balance After        Fees &
Year            Expenses             Ratio             Expenses            Fees & Expenses    Expenses /(1)/
  ----      -----------------    --------------    -----------------    --------------------- -------------
 1                 5.00%              0.25%               4.75%              $10,475.00          $ 25.59
 2                10.25%              0.25%               9.73%              $10,972.56          $ 26.81
 3                15.76%              0.32%              14.86%              $11,486.08          $ 35.93
 4                21.55%              0.32%              20.24%              $12,023.63          $ 37.62
 5                27.63%              0.32%              25.86%              $12,586.33          $ 39.38
 6                34.01%              0.32%              31.75%              $13,175.37          $ 41.22
 7                40.71%              0.32%              37.92%              $13,791.98          $ 43.15
 8                47.75%              0.32%              44.37%              $14,437.45          $ 45.17
 9                55.13%              0.32%              51.13%              $15,113.12          $ 47.28
 10               62.89%              0.32%              58.20%              $15,820.41          $ 49.49
Total Gain After Fees & Expenses                                             $ 5,820.41
Total Annual Fees & Expenses                                                                     $391.64



(1)Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

CMG Government Bond Fund




 Maximum Sales Charge  Initial Hypothetical Investment Amount       Assumed Rate of Return
 --------------------  --------------------------------------       ----------------------
        0.00%                    $10,000.00                                   5%

     Cumulative Return                   Cumulative Return    Hypothetical Year-End    Annual
       Before Fees &      Annual           After Fees &           Balance After        Fees &
Year     Expenses      Expense Ratio         Expenses            Fees & Expenses    Expenses /(1)/
---- ----------------- -------------     -----------------    --------------------- -------------
 1          5.00%          0.25%                4.75%              $10,475.00          $ 25.59
 2         10.25%          0.25%                9.73%              $10,972.56          $ 26.81
 3         15.76%          0.35%               14.83%              $11,482.79          $ 39.30
 4         21.55%          0.35%               20.17%              $12,016.74          $ 41.12
 5         27.63%          0.35%               25.76%              $12,575.51          $ 43.04
 6         34.01%          0.35%               31.60%              $13,160.28          $ 45.04
 7         40.71%          0.35%               37.72%              $13,772.23          $ 47.13
 8         47.75%          0.35%               44.13%              $14,412.64          $ 49.32
 9         55.13%          0.35%               50.83%              $15,082.82          $ 51.62
 10        62.89%          0.35%               57.84%              $15,784.18          $ 54.02
Total Gain After Fees & Expenses                                   $ 5,784.18
Total Annual Fees & Expenses                                                           $422.99


CMG Mortgage and Asset-Backed Securities Fund




 Maximum Sales Charge  Initial Hypothetical Investment Amount       Assumed Rate of Return
 --------------------  --------------------------------------       ----------------------
        0.00%                    $10,000.00                                   5%

     Cumulative Return                   Cumulative Return    Hypothetical Year-End    Annual
       Before Fees &      Annual           After Fees &           Balance After        Fees &
Year     Expenses      Expense Ratio         Expenses            Fees & Expenses    Expenses /(1)/
---- ----------------- -------------     -----------------    --------------------- -------------
 1          5.00%          0.25%                4.75%              $10,475.00          $ 25.59
 2         10.25%          0.25%                9.73%              $10,972.56          $ 26.81
 3         15.76%          0.47%               14.70%              $11,469.62          $ 52.74
 4         21.55%          0.47%               19.89%              $11,989.19          $ 55.13
 5         27.63%          0.47%               25.32%              $12,532.30          $ 57.63
 6         34.01%          0.47%               31.00%              $13,100.02          $ 60.24
 7         40.71%          0.47%               36.93%              $13,693.45          $ 62.96
 8         47.75%          0.47%               43.14%              $14,313.76          $ 65.82
 9         55.13%          0.47%               49.62%              $14,962.17          $ 68.80
 10        62.89%          0.47%               56.40%              $15,639.96          $ 71.92
Total Gain After Fees & Expenses                                   $ 5,639.96
Total Annual Fees & Expenses                                                           $547.64



(1)Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

CMG High Yield Fund




 Maximum Sales Charge  Initial Hypothetical Investment Amount       Assumed Rate of Return
 --------------------  --------------------------------------       ----------------------
        0.00%                    $10,000.00                                   5%

     Cumulative Return                   Cumulative Return    Hypothetical Year-End    Annual
       Before Fees &      Annual           After Fees &           Balance After        Fees &
Year     Expenses      Expense Ratio         Expenses            Fees & Expenses    Expenses/ (1)/
---- ----------------- -------------     -----------------    --------------------- -------------
 1          5.00%          0.40%                4.60%              $10,460.00          $ 40.92
 2         10.25%          0.40%                9.41%              $10,941.16          $ 42.80
 3         15.76%          0.44%               14.40%              $11,440.08          $ 49.24
 4         21.55%          0.44%               19.62%              $11,961.74          $ 51.48
 5         27.63%          0.44%               25.07%              $12,507.20          $ 53.83
 6         34.01%          0.44%               30.78%              $13,077.53          $ 56.29
 7         40.71%          0.44%               36.74%              $13,673.86          $ 58.85
 8         47.75%          0.44%               42.97%              $14,297.39          $ 61.54
 9         55.13%          0.44%               49.49%              $14,949.35          $ 64.34
 10        62.89%          0.44%               56.31%              $15,631.04          $ 67.28
Total Gain After Fees & Expenses                                   $ 5,631.04
Total Annual Fees & Expenses                                                           $546.57


CMG International Bond Fund




 Maximum Sales Charge  Initial Hypothetical Investment Amount       Assumed Rate of Return
 --------------------  --------------------------------------       ----------------------
        0.00%                    $10,000.00                                   5%

     Cumulative Return                   Cumulative Return    Hypothetical Year-End    Annual
       Before Fees &      Annual           After Fees &           Balance After        Fees &
Year     Expenses      Expense Ratio         Expenses            Fees & Expenses    Expenses /(1)/
---- ----------------- -------------     -----------------    --------------------- -------------
 1          5.00%          0.40%                4.60%              $10,460.00          $ 40.92
 2         10.25%          0.40%                9.41%              $10,941.16          $ 42.80
 3         15.76%          0.61%               14.21%              $11,421.48          $ 68.21
 4         21.55%          0.61%               19.23%              $11,922.88          $ 71.20
 5         27.63%          0.61%               24.46%              $12,446.29          $ 74.33
 6         34.01%          0.61%               29.93%              $12,992.69          $ 77.59
 7         40.71%          0.61%               35.63%              $13,563.07          $ 81.00
 8         47.75%          0.61%               41.58%              $14,158.48          $ 84.55
 9         55.13%          0.61%               47.80%              $14,780.04          $ 88.26
 10        62.89%          0.61%               54.29%              $15,428.89          $ 92.14
Total Gain After Fees & Expenses                                   $ 5,428.89
Total Annual Fees & Expenses                                                           $721.00



(1)Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

                                  Appendix B

The following is a description of the bond ratings used by Moody's and S&P. Subsequent to its purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of bonds from a Fund's portfolio, but the Advisor will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio.

Bond Ratings.

Moody's--The following is a description of Moody's bond ratings:

Aaa--Best quality; smallest degree of investment risk.

Aa--High quality by all standards; Aa and Aaa are known as high-grade bonds.

A--Many favorable investment attributes; considered upper medium-grade obligations.

Baa--Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba--Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

B--Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Poor standing, may be in default; elements of danger with respect to principal or interest.

S&P--The following is a description of S&P's bond ratings:

AAA--Highest rating; extremely strong capacity to pay principal and interest.

AA--Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

A--Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

BB--Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

B--Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC--Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

For More Information
--------------------------------------------------------------------------------

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiamanagement.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-547-1037
www.columbiamanagement.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Institutional Trust: 811-5857


.. CMG Core Plus Bond Fund
.. CMG Core Bond Fund
.. CMG Intermediate Bond Fund
.. CMG Short Term Bond Fund
.. CMG Ultra Short Term Bond Fund
.. CMG Government Bond Fund
.. CMG Mortgage and Asset-Backed Securities Fund
.. CMG High Yield Fund
.. CMG International Bond Fund

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2006 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com


                                                             ILT-36/114853-1106

CMG ENHANCED S&P 500(R)INDEX FUND
CMG LARGE CAP VALUE FUND
CMG LARGE CAP GROWTH FUND
CMG MID CAP VALUE FUND
CMG MID CAP GROWTH FUND
CMG SMALL/MID CAP FUND
CMG SMALL CAP VALUE FUND
CMG INTERNATIONAL STOCK FUND

Prospectus, December 1, 2006
Advised by Columbia Management Advisors, LLC

CMG Enhanced S&P 500(R) Index Fund, CMG Large Cap Value Fund,
CMG Large Cap Growth Fund, CMG Mid Cap Value Fund,
CMG Mid Cap Growth Fund, CMG Small/Mid Cap Fund,
CMG Small Cap Value Fund and
CMG International Stock Fund
(each a "Fund," together the "Funds") are portfolios of Columbia Funds Institutional Trust (the "Trust").

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                          Columbia Management(R)

Not FDIC Insured
May Lose Value
No Bank Guarantee

Table of Contents
--------------------------------------------------------------------------------

INFORMATION ABOUT THE FUNDS......................................  1
CMG ENHANCED S&P 500(R) INDEX FUND...............................  1
      Investment Goal............................................  1
      Principal Investment Strategies............................  1
      Principal Investment Risks.................................  2
      Performance History........................................  3
      Your Expenses..............................................  5
      Financial Highlights.......................................  7
CMG LARGE CAP VALUE FUND.........................................  8
      Investment Goal............................................  8
      Principal Investment Strategies............................  8
      Principal Investment Risks.................................  8
      Performance History........................................ 10
      Your Expenses.............................................. 11
      Financial Highlights....................................... 13
CMG LARGE CAP GROWTH FUND........................................ 14
      Investment Goal............................................ 14
      Principal Investment Strategies............................ 14
      Principal Investment Risks................................. 14
      Performance History........................................ 15
      Your Expenses.............................................. 17
      Financial Highlights....................................... 19
CMG MID CAP VALUE FUND........................................... 20
      Investment Goal............................................ 20
      Principal Investment Strategies............................ 20
      Principal Investment Risks................................. 20
      Performance History........................................ 22
      Your Expenses.............................................. 23
      Financial Highlights....................................... 25
CMG MID CAP GROWTH FUND.......................................... 26
      Investment Goal............................................ 26
      Principal Investment Strategies............................ 26
      Principal Investment Risks................................. 26
      Performance History........................................ 27
      Your Expenses.............................................. 29
      Financial Highlights....................................... 31
CMG SMALL/MID CAP FUND........................................... 32
      Investment Goal............................................ 32
      Principal Investment Strategies............................ 32
      Principal Investment Risks................................. 32
      Performance History........................................ 34
      Your Expenses.............................................. 35
      Financial Highlights....................................... 37

CMG SMALL CAP VALUE FUND......................................... 38
      Investment Goal............................................ 38
      Principal Investment Strategies............................ 38
      Principal Investment Risks................................. 38
      Performance History........................................ 40
      Your Expenses.............................................. 41
      Financial Highlights....................................... 43
CMG INTERNATIONAL STOCK FUND..................................... 44
      Investment Goal............................................ 44
      Principal Investment Strategies............................ 44
      Principal Investment Risks................................. 44
      Performance History........................................ 46
      Your Expenses.............................................. 47
      Financial Highlights....................................... 49
MANAGEMENT....................................................... 50
      Investment Advisor......................................... 50
      Management Fees and Portfolio Managers..................... 50
      Legal Proceedings.......................................... 56
INFORMATION ABOUT YOUR INVESTMENT................................ 58
YOUR ACCOUNT..................................................... 58
      Buying Shares.............................................. 58
      Selling Shares............................................. 58
      Fund Policy on Trading of Fund Shares...................... 59
      Financial Intermediary Payments............................ 60
      Pricing of Shares.......................................... 61
DISTRIBUTIONS AND TAXES.......................................... 61
      Income and Capital Gain Distributions...................... 61
      Tax Consequences........................................... 61
MORE ABOUT THE FUNDS............................................. 63
INVESTMENT STRATEGY.............................................. 63
      Portfolio Securities and Foreign Issuers................... 63
      Derivatives................................................ 64
      Portfolio Turnover......................................... 64
      Temporary Defensive Strategies............................. 64
APPENDIX A....................................................... 65
FOR MORE INFORMATION............................................. 71

Information About The Funds
--------------------------------------------------------------------------------

The following is important information about the Funds offered by this Prospectus. For your convenience, concise descriptions of each Fund appear below. The descriptions provide the following information about each Fund:

.. INVESTMENT GOAL
.. PRINCIPAL INVESTMENT STRATEGIES
.. RISK FACTORS
.. PERFORMANCE HISTORY
.. YOUR EXPENSES
.. FINANCIAL HIGHLIGHTS

CMG Enhanced S&P 500(R) Index Fund
--------------------------------------------------------------------------------

Investment Goal

The Fund seeks to outperform the total return, over the long term, of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index")/1/ that measures the investment returns of stocks of large U.S. companies, while maintaining overall portfolio characteristics similar to those of the benchmark.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks that are included in the S&P 500(R) Index. The S&P 500(R) Index is an unmanaged index that tracks the performance of 500 widely held large-capitalization U.S. stocks, and is not available for investment. The Fund may also hold stocks included in the Frank Russell 1000 Index ("Russell 1000").

The Fund's investment advisor tries to maintain a portfolio that matches the risk characteristics of the S&P 500(R) Index. The advisor will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500(R) Index and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

In selecting investments for the Fund, the advisor uses quantitative analysis to evaluate the attractiveness of each potential investment. The advisor may examine a wide variety of factors classified, for example, as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and/or earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.
-------------
/1/"Standard & Poor's(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill
   Companies, Inc., and have been licensed for use by Columbia Management Advisors, LLC, the Fund's investment advisor, and certain of its affiliates. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the S&P 500(R) Index and/or reducing portfolio volatility relative to the S&P 500(R) Index.

The Fund may invest up to 10% of its total assets in foreign securities.

In addition, the advisor believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.

The advisor tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

The advisor may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "More About The Funds."

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

Index funds are subject to indexing risk. Your investment in the Fund will typically decline in value when its index declines. Since the Fund is designed to track its index, the Fund cannot purchase other securities that may help offset declines in its index. In addition, because the Fund may not hold all issues included in its index, may not always be fully invested, and bears transaction costs and expenses, the Fund's performance may fail to match the performance of its index, after taking expenses into account.

The Fund may not always be able to track the performance of its index by entering into stock index futures contracts because the prices of stock index futures contracts may not always match the movement of the index to which they relate. Also, a liquid secondary market may not be available, which might prevent the advisor from closing out a futures contract when desired.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of a broad measure of market performance for one year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     Understanding Performance

     Calendar Year Total Returns show the Fund's performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.

     Average Annual Total Returns are a measure of the Fund's average performance over the past one-year and for the life of the Fund periods. The table shows the returns of the Fund and includes the effects of Fund expenses.

     The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The use of fair valuation techniques by the Fund may contribute to deviations from the performance of an index because the valuations of the securities used in the index are not determined using the same fair valuation techniques used by the Fund (see the section "Your Account -- Other Information About Your Account").


Calendar Year Total Returns

                                    [CHART]

 2004    2005
------   -----
11.35%   6.83%


     The Fund's year-to-date total return through September 30, 2006 was +9.67%.


     For the period shown in bar chart:


                          Best Quarter:  4Q '04 +9.97%
                          Worst Quarter: 1Q '05 -1.60%
                          ----------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Average Annual Total Returns -- for periods ended December 31, 2005



                                                                                     Life of the
                                                               Inception Date 1 Year    Fund
--------------------------------------------------------------------------------------------------
Fund (%)                                                           5/5/03
   Return Before Taxes                                                         6.83     14.64
   Return After Taxes on Distributions                                         5.24     13.76
   Return After Taxes on Distributions and Sale of Fund Shares                 5.42     12.37
--------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                                              4.91    13.89 /(1)/


   (1)Performance information is from May 5, 2003.

Your Expenses

Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

FEE TABLE
--------------------------------------------------------------------------------


          Shareholder fees (paid directly from your investment)  None
          Annual Fund Operating Expenses
          (deducted directly from Fund assets)
                Management Fee /(1)/ (%)                         0.25
                Distribution and Service (12b-1) Fees (%)        0.00
                Other Expenses /(2)/ (%)                         0.06
                                                                -----
                Total Annual Fund Operating Expenses (%)         0.31
                    Expense Reimbursement /(3)/ (%)             (0.06)
                                                                -----
                    Net Expenses (%)                             0.25


      (1)The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
      (2)"Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

      (3)The Fund's investment advisor has contractually agreed to reimburse Other Expenses so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.


--------------------------------------------------------------------------------

Example Expenses


Example expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return for each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table for the first two years of the investment period. Your actual costs may be higher or lower.



                        1 year 3 years 5 years 10 years
                        ------ ------- ------- --------
                        $26    $87     $162    $381


See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.

Enhanced S&P 500(R) Index Fund
--------------------------------------------------------------------------------


                                                                Year Ended July 31,        Period Ended July 31,
                                                              2006        2005      2004        2003 /(a)/
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                    13.49       11.97       10.73          10.00
----------------------------------------------------------------------------------------------------------------
Income from investment operations ($):
   Net investment income/ (b)/                               0.23       0.24 /(c)/   0.17           0.04
----------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments
      and future contracts                                   0.76        1.58        1.13           0.69
----------------------------------------------------------------------------------------------------------------
        Total from investment operations                     0.99        1.82        1.30           0.73
----------------------------------------------------------------------------------------------------------------
Less distributions declared to shareholders ($):
   From net investment income                               (0.25)      (0.20)      (0.05)            --
----------------------------------------------------------------------------------------------------------------
   From net realized gains                                  (0.71)      (0.10)      (0.01)            --
----------------------------------------------------------------------------------------------------------------
        Total distributions declared to shareholders        (0.96)      (0.30)      (0.06)            --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                          13.52       13.49       11.97          10.73
----------------------------------------------------------------------------------------------------------------
   Total return (%) /(d)(e)/                                 7.56       15.32       12.08          7.30 /(f)/
----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental data:
   Net assets, end of period (000's) ($)                  100,973      91,633      98,247          9,134
----------------------------------------------------------------------------------------------------------------
   Ratio of net operating expenses to average net
      assets (%)                                             0.25        0.25        0.25           0.25 /(g)/
----------------------------------------------------------------------------------------------------------------
   Ratio of interest expense to average net
      assets (%)                                              -- /(h)/     --          --             --
----------------------------------------------------------------------------------------------------------------
   Ratio of net expenses to average net assets (%)           0.25        0.25        0.25           0.25 /(g)/
----------------------------------------------------------------------------------------------------------------
   Ratio of net investment income to average net
      assets (%)                                             1.70        1.91        1.43          1.50 /(g)/
----------------------------------------------------------------------------------------------------------------
   Reimbursement (%)                                         0.06        0.04        0.05         1.37  /(g)/
----------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate (%)                                 66          49          60             2 /(f)/


   (a)The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
   (b)Per share data was calculated using average shares outstanding during the period.
   (c)Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.
   (d)Total return at net asset value assuming all distributions reinvested.
   (e)Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.
   (f)Not annualized.
   (g)Annualized.

   (h)Rounds to less than 0.01%.

CMG Large Cap Value Fund
--------------------------------------------------------------------------------

Investment Goal

The Fund seeks long-term growth by investing primarily in large capitalization ("large-cap") equities.

Principal Investment Strategies


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large-cap companies. Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Index. As of October 31, 2006, that index included companies with capitalizations between approximately $814 million and $425 billion. All market capitalizations are determined at the time of purchase.


When purchasing securities for the Fund, the Fund's investment advisor will choose securities of companies it believes are undervalued.

     Understanding Value Investing

     In managing the Fund, the advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor tends to buy stocks that are attractive based on current prices and expectations for future earnings improvement from currently depressed operating levels. The advisor's strategy uses fundamental business and financial analyses supported by quantitative techniques.


The Fund may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "More About the Funds."

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stocks may fall, or may not approach the value the advisor has placed on it.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of a broad measure of market performance for one year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     Understanding Performance

     Calendar Year Total Returns show the Fund's performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.

     Average Annual Total Returns are a measure of the Fund's average performance over the past one-year and for the life of the Fund periods. The table shows the returns of the Fund and includes the effects of Fund expenses.

     The Fund's returns are compared to the Russell 1000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The use of fair valuation techniques by the Fund may contribute to deviations from the performance of an index because the valuations of the securities used in the index are not determined using the same fair valuation techniques used by the Fund (see the section "Your Account -- Other Information About Your Account").


Calendar Year Total Returns

     [CHART]

2004     2005
------   -----
13.51%   7.24%


     The Fund's year-to-date total return through September 30, 2006 was +9.02%.


     For the period shown in bar chart:


                         Best Quarter:  4Q '04, +8.33%
                         Worst Quarter: 1Q '05, +0.17%
                         -----------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Average Annual Total Returns -- for periods ended December 31, 2005



                                                                                     Life of the
                                                               Inception Date 1 Year    Fund
--------------------------------------------------------------------------------------------------
Fund (%)                                                          9/10/03
   Return Before Taxes                                                         7.24     13.04
   Return After Taxes on Distributions                                         4.59     11.66
   Return After Taxes on Distributions and Sale of Fund Shares                 7.23     11.00
--------------------------------------------------------------------------------------------------
Russell Index (%)                                                              7.05    15.43 /(1)/


   (1)Performance information is from September 10, 2003.

Your Expenses

Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

FEE TABLE
--------------------------------------------------------------------------------


          Shareholder fees (paid directly from your investment)  None
          Annual Fund Operating Expenses
          (deducted directly from Fund assets)
                Management Fee /(1)/ (%)                         0.50
                Distribution and Service (12b-1) Fees (%)        0.00
                Other Expenses /(2)/ (%)                         0.13
                                                                -----
                Total Annual Fund Operating Expenses (%)         0.63
                    Expense Reimbursement /(3)/ (%)             (0.13)
                                                                -----
                    Net Expenses (%)                             0.50


      (1)The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
      (2)"Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

      (3)The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.50%. The advisor has agreed to keep this arrangement in place until March 1, 2009.


--------------------------------------------------------------------------------

Example Expenses


Example expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return for each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table for the first two years of the investment period. Your actual costs may be higher or lower.



                        1 year 3 years 5 years 10 years
                        ------ ------- ------- --------
                        $51    $175    $325    $761


See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.

Large Cap Value Fund
--------------------------------------------------------------------------------


                                                              Year Ended July 31,      Period Ended
                                                               2006        2005     July 31, 2004 /(a)/
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                     12.54       11.09             10.00
-------------------------------------------------------------------------------------------------------
Income from investment operations ($):
   Net investment income /(b)/                                0.22        0.24              0.18
-------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments            0.92        1.46              0.93
-------------------------------------------------------------------------------------------------------
        Total from investment operations                      1.14        1.70              1.11
-------------------------------------------------------------------------------------------------------
Less distributions declared to shareholders ($):
   From net investment income                                (0.28)      (0.22)            (0.02)
-------------------------------------------------------------------------------------------------------
   From net realized gains                                   (1.51)      (0.03)               --
-------------------------------------------------------------------------------------------------------
        Total distributions declared to shareholders         (1.79)      (0.25)            (0.02)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                           11.89       12.54             11.09
-------------------------------------------------------------------------------------------------------
   Total return (%) /(c)(d)/                                 9.85 /(e)/ 15.41 /(f)/       11.15 /(g)/
-------------------------------------------------------------------------------------------------------
Ratios/Supplemental data:
   Net assets, end of period (000's) ($)                    37,280      38,731            47,855
-------------------------------------------------------------------------------------------------------
   Ratio of net expenses to average net assets (%)            0.50        0.50             0.50 /(h)/
-------------------------------------------------------------------------------------------------------
   Ratio of net investment income to average net assets (%)   1.78        1.99             1.86 /(h)/
-------------------------------------------------------------------------------------------------------
   Reimbursement (%)                                          0.13        0.07             0.14 /(h)/
-------------------------------------------------------------------------------------------------------
   Portfolio turnover rate (%)                                  97          45               46 /(g)/


   (a)The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
   (b)Per share data was calculated using average shares outstanding during the period.
   (c)Total return at net asset value assuming all distributions reinvested.
   (d)Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.

   (e)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.
   (f)Total return includes a reimbursement of loss experienced by the Fund due to compliance violation. The reimbursement had an impact of less than 0.01% on the total return.
   (g)Not annualized.
   (h)Annualized.

CMG Large Cap Growth Fund
--------------------------------------------------------------------------------

Investment Goal

The Fund seeks long-term growth by investing primarily in large capitalization ("large-cap") equities.

Principal Investment Strategies


Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large-cap companies. Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Index. As of October 31, 2006, that index included companies with capitalizations between approximately $814 million and $425 billion. All market capitalizations are determined at the time of purchase.


The Fund will invest primarily in common stocks of companies that the Fund's investment advisor believes offer long-term, above-average earnings growth. These companies, as compared to the overall market, tend to have attractive valuations, strong competitive positions within their industry groups and the ability to grow using internal resources. Growth stocks generally trade with higher price/earnings ratios, reflecting investors' willingness to pay a higher share price for potentially steady or higher earnings growth.


The Fund may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "More About the Funds."

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of a broad measure of market performance for one year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     Understanding Performance

     Calendar Year Total Returns show the Fund's performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.

     Average Annual Total Returns are a measure of the Fund's average performance over the past one-year and for the life of the Fund periods. The table shows the returns of the Fund and includes the effects of Fund expenses.

     The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The use of fair valuation techniques by the Fund may contribute to deviations from the performance of an index because the valuations of the securities used in the index are not determined using the same fair valuation techniques used by the Fund (see the section "Your Account -- Other Information About Your Account").

Calendar Year Total Returns

                                    [CHART]


 2004    2005
------   -----
 8.28%   5.82%


     The Fund's year-to-date total return through September 30, 2006 was +3.44%.


     For the period shown in bar chart:

                         Best Quarter:  4Q '04 +11.32%
                         Worst Quarter: 3Q '04  -5.58%
                         -----------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns -- for periods ended December 31, 2005



                                                                                     Life of the
                                                               Inception Date 1 Year    Fund
--------------------------------------------------------------------------------------------------
Fund (%)                                                          9/10/03
   Return Before Taxes                                                         5.82      8.90
   Return After Taxes on Distributions                                         4.76      8.37
   Return After Taxes on Distributions and Sale of Fund Shares                 5.00      7.59
--------------------------------------------------------------------------------------------------
Russell Index (%)                                                              5.26     8.13 /(1)/


   (1)Performance information is from September 10, 2003.

Your Expenses

Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

FEE TABLE
--------------------------------------------------------------------------------


          Shareholder fees (paid directly from your investment)  None
          Annual Fund Operating Expenses
          (deducted directly from Fund assets)
                Management Fee /(1)/ (%)                         0.50
                Distribution and Service (12b-1) Fees (%)        0.00
                Other Expenses /(2)/ (%)                         0.13
                                                                -----
                Total Annual Fund Operating Expenses (%)         0.63
                    Expense Reimbursement /(3)/ (%)             (0.13)
                                                                -----
                    Net Expenses (%)                             0.50


      (1)The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
      (2)"Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

      (3)The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.50%. The advisor has agreed to keep this arrangement in place until March 1, 2009.


--------------------------------------------------------------------------------

Example Expenses


Example expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return for each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table for the first two years of the investment period. Your actual costs may be higher or lower.



                        1 year 3 years 5 years 10 years
                        ------ ------- ------- --------
                        $51    $175    $325    $761


See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.

Large Cap Growth Fund
--------------------------------------------------------------------------------


                                                               Year Ended July 31,      Period Ended
                                                                2006        2005     July 31, 2004 /(a)/
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                      11.65       10.25             10.00
--------------------------------------------------------------------------------------------------------
Income from investment operations ($):
   Net investment income /(b)/                                 0.07       0.12 /(c)/         0.03
--------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments and
      foreign currency                                         0.14        1.37              0.23
--------------------------------------------------------------------------------------------------------
        Total from investment operations                       0.21        1.49              0.26
--------------------------------------------------------------------------------------------------------
Less distributions declared to shareholders ($):
   From net investment income                                 (0.08)      (0.09)            (0.01)
--------------------------------------------------------------------------------------------------------
   From net realized gains                                    (0.66)         --                --
--------------------------------------------------------------------------------------------------------
        Total distributions declared to shareholders          (0.74)      (0.09)            (0.01)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                            11.12       11.65             10.25
--------------------------------------------------------------------------------------------------------
   Total return (%) /(d)(e)/                                   1.63       14.55             2.57 /(f)/
--------------------------------------------------------------------------------------------------------
Ratios/Supplemental data:
   Net assets, end of period (000's) ($)                     35,765      40,312            40,684
--------------------------------------------------------------------------------------------------------
   Ratio of net operating expenses to average net assets (%)   0.50        0.50             0.50 /(g)/
--------------------------------------------------------------------------------------------------------
   Ratio of interest expense to average net assets (%)          -- /(h)/     --                --
--------------------------------------------------------------------------------------------------------
   Ratio of net expenses to average net assets (%)             0.50        0.50             0.50 /(g)/
--------------------------------------------------------------------------------------------------------
   Ratio of net investment income to average net assets (%)    0.62        1.07             0.31 /(g)/
--------------------------------------------------------------------------------------------------------
   Reimbursement (%)                                           0.13        0.07             0.14 /(g)/
--------------------------------------------------------------------------------------------------------
   Portfolio turnover rate (%)                                  180         120              114 /(f)/


   (a)The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
   (b)Per share data was calculated using average shares outstanding during the period.
   (c)Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.
   (d)Total return at net asset value assuming all distributions reinvested.
   (e)Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.
   (f)Not annualized.
   (g)Annualized.

   (h)Rounds to less than 0.01%.

CMG Mid Cap Value Fund
--------------------------------------------------------------------------------

Investment Goal

The Fund seeks long-term growth by investing in middle capitalization ("mid-cap") equities.

Principal Investment Strategies


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of mid-cap companies. Mid-cap stocks are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Midcap Value Index. As of October 31, 2006, that index included companies with capitalizations between approximately $1.3 billion and $17.9 billion. All market capitalizations are determined at the time of purchase.


When purchasing securities for the Fund, the Fund's investment advisor will choose securities of companies it believes are undervalued.

     Understanding Value Investing

     In managing the Fund, the advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor tends to buy stocks that are attractive based on current prices and expectations for future earnings improvement from currently depressed operating levels. The advisor's strategy uses fundamental business and financial analyses supported by quantitative techniques.

The Fund may invest in real estate investment trusts.

The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "More About the Funds."

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stocks may fall, or may not approach the value the advisor has placed on it.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of a broad measure of market performance for one year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     Understanding Performance

     Calendar Year Total Returns show the Fund's performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.

     Average Annual Total Returns are a measure of the Fund's average performance over the past one-year and for the life of the Fund periods. The table shows the returns of the Fund and includes the effects of Fund expenses.

     The Fund's returns are compared to the Russell Midcap Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The use of fair valuation techniques by the Fund may contribute to deviations from the performance of an index because the valuations of the securities used in the index are not determined using the same fair valuation techniques used by the Fund (see the section "Your Account -- Other Information About Your Account").


Calendar Year Total Returns

                                    [CHART]

 2004    2005
------   ------
15.91%   12.67%


     The Fund's year-to-date total return through September 30, 2006 was +8.73%.


     For the period shown in bar chart:

                         Best Quarter:  4Q '04, +9.87%
                         Worst Quarter: 3Q '04, -2.13%
                         -----------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Average Annual Total Returns -- for periods ended December 31, 2005



                                                                                     Life of the
                                                               Inception Date 1 Year    Fund
--------------------------------------------------------------------------------------------------
Fund (%)                                                           5/5/03
   Return Before Taxes                                                        12.67     19.21
   Return After Taxes on Distributions                                         9.25     17.71
   Return After Taxes on Distributions and Sale of Fund Shares                10.92     16.28
--------------------------------------------------------------------------------------------------
Russell Index (%)                                                             12.65    25.69 /(1)/


   (1)Performance information is from May 5, 2003.

Your Expenses

Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

FEE TABLE
--------------------------------------------------------------------------------


          Shareholder fees (paid directly from your investment)  None
          Annual Fund Operating Expenses
          (deducted directly from Fund assets)
                Management Fee /(1)/ (%)                         0.70
                Distribution and Service (12b-1) Fees (%)        0.00
                Other Expenses /(2)/ (%)                         0.25
                                                                -----
                Total Annual Fund Operating Expenses (%)         0.95
                    Expense Reimbursement /(3)/ (%)             (0.25)
                                                                -----
                    Net Expenses (%)                             0.70


      (1)The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
      (2)"Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

      (3)The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.70%. The advisor has agreed to keep this arrangement in place until March 1, 2009.


--------------------------------------------------------------------------------

Example Expenses


Example expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return for each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table for the first two years of the investment period. Your actual costs may be higher or lower.



                        1 year 3 years 5 years 10 years
                        ------ ------- ------- --------
                        $72    $252    $475    $1,119


See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.

Mid Cap Value Fund
--------------------------------------------------------------------------------


                                                              Year Ended July 31,     Period Ended July 31,
                                                           2006    2005      2004          2003 /(a)/
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                   15.17   12.58   10.69              10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations ($):
   Net investment income /(b)/                              0.15    0.11    0.07               0.01
-----------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments          1.14    2.66    1.84               0.68
-----------------------------------------------------------------------------------------------------------
        Total from investment operations                    1.29    2.77    1.91               0.69
-----------------------------------------------------------------------------------------------------------
Less distributions declared to shareholders ($):
   From net investment income                              (0.16)  (0.09)  (0.02)                --
-----------------------------------------------------------------------------------------------------------
   From net realized gains                                 (2.28)  (0.09)    -- /(c)/            --
-----------------------------------------------------------------------------------------------------------
        Total distributions declared to shareholders       (2.44)  (0.18)  (0.02)                --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                         14.02   15.17   12.58              10.69
-----------------------------------------------------------------------------------------------------------
   Total return (%) /(d)(e)/                                9.30   22.14   17.91               6.90 /(f)/
-----------------------------------------------------------------------------------------------------------
Ratios/Supplemental data:
   Net assets, end of period (000's) ($)                  17,762  21,277  21,994              2,651
-----------------------------------------------------------------------------------------------------------
   Ratio of net expenses to average net assets (%)          0.70    0.70    0.70               0.70 /(g)/
-----------------------------------------------------------------------------------------------------------
   Ratio of net investment income to average net
      assets (%)                                            1.02    0.78    0.54              0.49 /(g)/
-----------------------------------------------------------------------------------------------------------
   Reimbursement (%)                                        0.25    0.19    0.20               3.61 /(g)/
-----------------------------------------------------------------------------------------------------------
   Portfolio turnover rate (%)                                59      59       9                  2 /(f)/


   (a)The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
   (b)Per share data was calculated using average shares outstanding during the period.
   (c)Rounds to less than $0.01 per share.
   (d)Total return at net asset value assuming all distributions reinvested.
   (e)Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.
   (f)Not annualized.
   (g)Annualized.

CMG Mid Cap Growth Fund
--------------------------------------------------------------------------------

Investment Goal

The Fund seeks long-term growth by investing in middle capitalization ("mid-cap") equities.

Principal Investment Strategies


Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of mid-cap companies. Mid-cap stocks are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Midcap Growth Index. As of October 31, 2006, that index included companies with capitalizations between approximately $814 million and $19 billion. All market capitalizations are determined at the time of purchase.


The Fund will invest primarily in common stocks of companies that the Fund's investment advisor believes offer long-term, above-average earnings growth. These companies, as compared to the overall market, tend to have attractive valuations, strong competitive positions within their industry groups and the ability to grow using internal resources. Growth stocks generally trade with higher price/earnings ratios, reflecting investors' willingness to pay a higher share price for potentially steady or higher earnings growth.


The Fund may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "More About the Funds."

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of a broad measure of market performance for one year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     Understanding Performance

     Calendar Year Total Returns show the Fund's performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.

     Average Annual Total Returns are a measure of the Fund's average performance over the past one-year and for the life of the Fund periods. The table shows the returns of the Fund and includes the effects of Fund expenses.

     The Fund's returns are compared to the Russell Midcap Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The use of fair valuation techniques by the Fund may contribute to deviations from the performance of an index because the valuations of the securities used in the index are not determined using the same fair valuation techniques used by the Fund (see the section "Your Account -- Other Information About Your Account").


Calendar Year Total Returns

                                    [CHART]

 2004     2005
------   ------
 7.32%   16.93%


     The Fund's year-to-date total return through September 30, 2006 was +4.37%.


     For the period shown in bar chart:

                         Best Quarter:  4Q '04 +15.59%
                         Worst Quarter: 3Q '04  -6.85%
                         -----------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Average Annual Total Returns -- for periods ended December 31, 2005



                                                                                     Life of the
                                                               Inception Date 1 Year    Fund
--------------------------------------------------------------------------------------------------
Fund (%)                                                           5/5/03
   Return Before Taxes                                                        16.93     17.26
   Return After Taxes on Distributions                                        16.39     17.05
   Return After Taxes on Distributions and Sale of Fund Shares                11.49     14.89
--------------------------------------------------------------------------------------------------
Russell Index (%)                                                             12.10    21.68 /(1)/


   (1)Performance information is from May 5, 2003.

Your Expenses

Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

FEE TABLE
--------------------------------------------------------------------------------


          Shareholder fees (paid directly from your investment)  None
          Annual Fund Operating Expenses
          (deducted directly from Fund assets)
                Management Fee /(1)/ (%)                         0.70
                Distribution and Service (12b-1) Fees (%)        0.00
                Other Expenses /(2)/ (%)                         0.20
                                                                -----
                Total Annual Fund Operating Expenses (%)         0.90
                    Expense Reimbursement /(3)/ (%)             (0.20)
                                                                -----
                    Net Expenses (%)                             0.70


      (1)The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
      (2)"Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

      (3)The Fund's investment advisor has contractually agreed to reimburse Other Expenses so that Total Annual Fund Operating Expenses do not exceed 0.70%. The advisor has agreed to keep this arrangement in place until March 1, 2009.


--------------------------------------------------------------------------------

Example Expenses


Example expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return for each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table for the first two years of the investment period. Your actual costs may be higher or lower.



                        1 year 3 years 5 years 10 years
                        ------ ------- ------- --------
                        $72    $246    $458    $1,070


See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-597-1037.

Mid Cap Growth Fund
--------------------------------------------------------------------------------


                                                     Year Ended July 31,   Period Ended July 31,
                                                    2006    2005    2004        2003 /(a)/
------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)            14.15   11.04   10.93          10.00
------------------------------------------------------------------------------------------------
Income from investment operations ($):
   Net investment, income (loss) /(b)/               0.01   (0.03)  (0.05)         (0.01)
------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on
      investments and foreign currency               1.20    3.14    0.17           0.94
------------------------------------------------------------------------------------------------
        Total from investment operations             1.21    3.11    0.12           0.93
------------------------------------------------------------------------------------------------
Less distributions declared to shareholders ($):
   From net realized gains                          (0.38)     --   (0.01)            --
------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                  14.98   14.15   11.04          10.93
------------------------------------------------------------------------------------------------
   Total return (%) /(c)(d)/                         8.56   28.17    1.06           9.30 /(e)/
------------------------------------------------------------------------------------------------
Ratios/Supplemental data:
   Net assets, end of period (000's) ($)           23,636  24,881  19,284          2,161
------------------------------------------------------------------------------------------------
   Ratio of net expenses to average net assets (%)   0.70    0.70    0.70           0.70 /(f)/
------------------------------------------------------------------------------------------------
   Ratio of net investment, income (loss) to
      average net assets (%)                         0.08   (0.21)  (0.38)         (0.44) /(f)/
------------------------------------------------------------------------------------------------
   Reimbursement (%)                                 0.20    0.21    0.22           3.85 /(f)/
------------------------------------------------------------------------------------------------
   Portfolio turnover rate (%)                         65     141     169             23 /(e)/


   (a)The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
   (b)Per share data was calculated using average shares outstanding during the period.
   (c)Total return at net asset value assuming all distributions reinvested.
   (d)Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.
   (e)Not annualized.
   (f)Annualized.

CMG Small/Mid Cap Fund
--------------------------------------------------------------------------------

Investment Goal

The Fund seeks long-term capital appreciation by investing in small capitalization ("small-cap") and middle capitalization ("mid-cap") equities.

Principal Investment Strategies


Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small-cap and mid-cap companies. Generally, such companies will have a market capitalization equal to or less than 300 percent of the dollar weighted median market capitalization of the S&P MidCap 400 Index (as of October 31, 2006, securities of a company with a market capitalization between $500 million and $11.1 billion would be eligible for purchase by the Fund under this definition).


The Fund will invest primarily in common stocks of companies that the Fund's investment advisor believes offer long-term, above-average earnings growth. These companies, as compared to the overall market, tend to have attractive valuations, strong competitive positions within their industry groups and the ability to grow using internal resources. The Fund intends to focus on growth stocks, which generally trade with higher price/earnings ratios, reflecting investors' willingness to pay a higher share price for potentially steady or higher earnings growth.


The Fund may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.


Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "More About the Funds."

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.


Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of broad measures of market performance for one year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     Understanding Performance

     Calendar Year Total Returns show the Fund's performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.


     Average Annual Total Returns are a measure of the Fund's average performance over the past one-year five-years and for the life of the Fund periods. The table shows the returns of the Fund and includes the effects of Fund expenses.


     The Fund's returns are compared to the Russell 2500 Growth Index ("Russell Growth Index"), an unmanaged index that measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund's returns are also compared to the Russell 2500 Index ("Russell Index"), an unmanaged index that tracks the performance of the 2,500 smallest companies of the Russell 3000 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The use of fair valuation techniques by the Fund may contribute to deviations from the performance of an index because the valuations of the securities used in the index are not determined using the same fair valuation techniques used by the Fund (see the section "Your Account -- Other Information About Your Account").


Calendar Year Total Returns

                                    [CHART]

        2001              2002              2003         2004       2005
       -------           -------           ------       ------     ------
       -17.82%           -22.81%           37.41%       11.02%     15.76%



     The Fund's year-to-date total return through September 30, 2006 was +6.17%.


     For the period shown in bar chart:

                         Best Quarter:  2Q '03 +17.49%
                         Worst Quarter: 3Q '01 -20.54%
                         -----------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Average Annual Total Returns -- for periods ended December 31, 2005



                                                                                      Life of the
                                                        Inception Date 1 Year 5 Years    Fund
---------------------------------------------------------------------------------------------------
Fund (%)                                                   12/1/00
   Return Before Taxes                                                 15.76   2.30       3.87
   Return After Taxes on Distributions                                 13.72   1.93       3.51
   Return After Taxes on Distributions and Sale of Fund
      Shares                                                           12.43   1.92       3.29
---------------------------------------------------------------------------------------------------
Russell Growth Index (%)                                                8.17   2.78      3.95 /(1)/
---------------------------------------------------------------------------------------------------
Russell Index (%)                                                       8.11   9.14     10.76 /(1)/


   (1)Performance information is from December 1, 2000.

Your Expenses

Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

FEE TABLE
--------------------------------------------------------------------------------


          Shareholder fees (paid directly from your investment)  None
          Annual Fund Operating Expenses
          (deducted directly from Fund assets)
                Management Fee /(1)/ (%)                         0.75
                Distribution and Service (12b-1) Fees (%)        0.00
                Other Expenses /(2)/ (%)                         0.23
                                                                -----
                Total Annual Fund Operating Expenses (%)         0.98
                    Expense Reimbursement /(3)/ (%)             (0.23)
                                                                -----
                    Net Expenses (%)                             0.75


      (1)The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
      (2)"Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

      (3)The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.75%. The advisor has agreed to keep this arrangement in place until March 1, 2009.


--------------------------------------------------------------------------------

Example Expenses

Example expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return for each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table. Your actual costs may be higher or lower.


                        1 year 3 years 5 years 10 years
                        ------ ------- ------- --------
                        $77    $265    $496    $1,158


See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.

Small/Mid Cap Fund
--------------------------------------------------------------------------------


                                                                                       Period            Year
                                                                                        Ended            Ended
                                                   Year Ended July 31,                July 31,        October 31,
                                             2006         2005          2004         2003 /(a)/          2002
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
   period ($)                            11.49          8.77          8.30            6.96               8.00
---------------------------------------------------------------------------------------------------------------------
Income from investment
   operations ($):
   Net investment loss                   (0.05) /(c)/  (0.04) /(c)/  (0.05) /(c)/    (0.03) /(c)/       (0.04) /(c)/
---------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain
      (loss) on investments               1.07          2.76          0.52            1.37              (1.00)
---------------------------------------------------------------------------------------------------------------------
   Total from investment operations       1.02          2.72          0.47            1.34              (1.04)
---------------------------------------------------------------------------------------------------------------------
Less distributions declared to
   shareholders ($):
   From net realized gains               (1.27)           --            --              --                 --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)       11.24         11.49          8.77            8.30               6.96
---------------------------------------------------------------------------------------------------------------------
   Total return (%) /(d)(e)/              9.17 /(f)/   31.01          5.66         19.25/ (g)/         (13.00)
---------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental data:
   Net assets, end of period (000's) ($) 8,773        38,755        50,662          73,926             54,769
---------------------------------------------------------------------------------------------------------------------
   Ratio of net expenses to average
      net assets (%)                      0.75          0.75          0.75          0.78/ (h)(i)/        0.80 /(i)/
---------------------------------------------------------------------------------------------------------------------
   Ratio of net investment loss to
      average net assets (%)             (0.45)        (0.37)        (0.49)          (0.50) /(h)(i)/    (0.45) /(i)/
---------------------------------------------------------------------------------------------------------------------
   Reimbursement (%)                      0.23          0.09          0.06            0.06               0.06
---------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate (%)             109           170            91             84 /(g)/           125


                                             Period
                                              Ended
                                           October 31,
                                           2001 /(b)/
-----------------------------------------------------------
Net asset value, beginning of
   period ($)                               10.00
-----------------------------------------------------------
Income from investment
   operations ($):
   Net investment loss                      (0.02)
-----------------------------------------------------------
   Net realized and unrealized gain
      (loss) on investments                 (1.98)
-----------------------------------------------------------
   Total from investment operations         (2.00)
-----------------------------------------------------------
Less distributions declared to
   shareholders ($):
   From net realized gains                     --
-----------------------------------------------------------
Net asset value, end of period ($)           8.00
-----------------------------------------------------------
   Total return (%) /(d)(e)/               (20.00) /(g)/
-----------------------------------------------------------
Ratios/Supplemental data:
   Net assets, end of period (000's) ($)   49,391
-----------------------------------------------------------
   Ratio of net expenses to average
      net assets (%)                         0.80 /(h)(i)/
-----------------------------------------------------------
   Ratio of net investment loss to
      average net assets (%)                (0.23) /(h)(i)/
-----------------------------------------------------------
   Reimbursement (%)                       0.17/ (h)/
-----------------------------------------------------------
   Portfolio turnover rate (%)                167 /(g)/


   (a)The Fund changed its fiscal year end from October 31 to July 31.
   (b)The Fund commenced investment operations on December 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.
   (c)Per share data was calculated using average shares outstanding during the period.

   (d)Total return at net asset value assuming all distributions reinvested.

   (e)Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.

   (f)Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.
   (g)Not annualized.

   (h)Annualized.

   (i)The benefits derived from custody credits had an impact of less than 0.01%.

CMG Small Cap Value Fund
--------------------------------------------------------------------------------

Investment Goal

The Fund seeks long-term growth by investing in small capitalization ("small-cap") equities.

Principal Investment Strategies


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small-cap companies. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Russell 2000 Index. As of October 31, 2006, that index included companies with capitalizations between approximately $0.2 million and $2.6 billion. All market capitalizations are determined at the time of purchase.


When purchasing securities for the Fund, the Fund's investment advisor will choose securities of companies it believes are undervalued.

     Understanding Value Investing

     In managing the Fund, the advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor tends to buy stocks that are attractive based on current prices and expectations for future earnings improvement from currently depressed operating levels. The advisor's strategy uses fundamental business and financial analyses supported by quantitative techniques.

The Fund may invest in real estate investment trusts.

The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "More About the Funds."

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stocks may fall, or may not approach the value the advisor has placed on it.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of broad measures of market performance for one year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     Understanding Performance

     Calendar Year Total Returns show the Fund's performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.

     Average Annual Total Returns are a measure of the Fund's average performance over the past one-year and for the life of the Fund periods. The table shows the returns of the Fund and includes the effects of Fund expenses.

     The Fund's returns are compared to the Russell 2000 Value Index ("Russell Value Index"), an unmanaged index that tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Fund's returns are also compared to the Russell 2000 Index ("Russell Index"), an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The use of fair valuation techniques by the Fund may contribute to deviations from the performance of an index because the valuations of the securities used in the index are not determined using the same fair valuation techniques used by the Fund (see the section "Your Account -- Other Information About Your Account").

Calendar Year Total Returns

                                    [CHART]

 2004    2005
------   -----
22.92%   5.80%


     The Fund's year-to-date total return through September 30, 2006 was 11.03%.


     For the period shown in bar chart:


                         Best Quarter:  4Q '04 +13.71%
                         Worst Quarter: 1Q '05  -2.94%
                         -----------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Average Annual Total Returns -- for periods ended December 31, 2005



                                                                                     Life of the
                                                               Inception Date 1 Year    Fund
--------------------------------------------------------------------------------------------------
Fund (%)                                                           5/5/03
   Return Before Taxes                                                         5.80     24.00
   Return After Taxes on Distributions                                         3.52     21.85
   Return After Taxes on Distributions and Sale of Fund Shares                 5.83     20.08
--------------------------------------------------------------------------------------------------
Russell Value Index (%)                                                        4.71    23.62 /(1)/
--------------------------------------------------------------------------------------------------
Russell Index (%)                                                              4.55    21.96 /(1)/


   (1)Performance information is from May 5, 2003.

Your Expenses

Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

FEE TABLE
--------------------------------------------------------------------------------


          Shareholder fees (paid directly from your investment)  None
          Annual Fund Operating Expenses
          (deducted directly from Fund assets)
                Management Fee /(1)/ (%)                         0.80
                Distribution and Service (12b-1) Fees (%)        0.00
                Other Expenses /(2)/ (%)                         0.14
                                                                -----
                Total Annual Fund Operating Expenses (%)         0.94
                    Expense Reimbursement /(3)/ (%)             (0.14)
                                                                -----
                    Net Expenses (%)                             0.80


      (1)The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
      (2)"Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

      (3)The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.80%. The advisor has agreed to keep this arrangement in place until March 1, 2009.


--------------------------------------------------------------------------------

Example Expenses


Example expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return for each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The examples take into account the expense reimbursement described in Footnote 3 to the above Fee Table for the first two years of the investment period. Your actual costs may be higher or lower.



                        1 year 3 years 5 years 10 years
                        ------ ------- ------- --------
                        $82    $271    $492    $1,128


See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.

Small Cap Value Fund
--------------------------------------------------------------------------------


                                                              Year Ended July 31,      Period Ended July 31,
------------------------------------------------------------------------------------------------------------
                                                              2006      2005    2004        2003 /(a)/
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)                   16.06        13.91   11.29          10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations ($):
   Net investment income /(b)/                              0.09         0.11    0.11           0.02
------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments          1.06         3.11    2.79           1.27
------------------------------------------------------------------------------------------------------------
        Total from investment operations                    1.15         3.22    2.90           1.29
------------------------------------------------------------------------------------------------------------
Less distributions declared to shareholders ($):
   From net investment income                              (0.13)       (0.10)  (0.06)            --
------------------------------------------------------------------------------------------------------------
   From net realized gains                                 (1.77)       (0.97)  (0.22)            --
------------------------------------------------------------------------------------------------------------
        Total distributions declared to shareholders       (1.90)       (1.07)  (0.28)            --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                         15.31        16.06   13.91          11.29
------------------------------------------------------------------------------------------------------------
   Total return (%) /(c)(d)/                               7.90 /(e)/   23.57   25.79         12.90 /(f)/
------------------------------------------------------------------------------------------------------------
Ratios/Supplemental data:
   Net assets, end of period (000's) ($)                  33,439       36,989  40,356         21,356
------------------------------------------------------------------------------------------------------------
   Ratio of net operating expenses to average net
      assets (%)                                            0.80         0.80    0.80           0.80 /(g)/
------------------------------------------------------------------------------------------------------------
   Ratio of interest expenses to average net assets (%)       -- /(h)/     --      --             --
------------------------------------------------------------------------------------------------------------
   Ratio of net expenses to average net assets (%)          0.80         0.80    0.80           0.80 /(g)/
------------------------------------------------------------------------------------------------------------
   Ratio of net investment income to average net
      assets (%)                                            0.60         0.77    0.82           0.66 /(g)/
------------------------------------------------------------------------------------------------------------
   Reimbursement (%)                                        0.14         0.12    0.09           0.36 /(g)/
------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate (%)                                37           41      53              5 /(f)/


   (a)The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
   (b)Per share data was calculated using average shares outstanding during the period.
   (c)Total return at net asset value assuming all distributions reinvested.
   (d)Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.

   (e)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.
   (f)Not annualized.
   (g)Annualized.
   (h)Rounds to less than 0.01%.

CMG International Stock Fund
--------------------------------------------------------------------------------

Investment Goal

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies from at least three countries other than the United States and may invest in companies located anywhere in the world, other than the United States. The Fund's objective is to consistently outperform the Morgan Stanley Capital International ("MSCI") Europe, Australasia, Far East ("EAFE") Index ("MSCI EAFE Index"), a widely accepted benchmark of non-U.S. stock market performance. While the Fund's investments are not limited as to market capitalization, the Fund intends to invest primarily in companies considered to be large and well-established, based on standards of the applicable country or foreign market. A portion of the Fund may be invested in equity securities of issuers of emerging markets. Most of the Fund's stocks will be denominated in foreign currencies. This means that their value will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies.

The Fund's investment advisor uses a bottom-up analysis to conduct in-depth company research in order to identify attractive securities for investment. Fundamental security analysis is used to evaluate the merits of individual companies being considered for investment. All stocks in the available investment universe will be rated according to a pre-determined set of criteria including measures of relative valuation, operating efficiency, capital discipline, accounting conservatism and timeliness, all of which have demonstrated effectiveness in predicting future out performance. Stocks ranking in the highest levels of attractiveness on these metrics will be subjected to rigorous fundamental evaluation. We look for companies with improving trends in revenue and earnings, rising returns on capital and strong or improving cash generation. Stocks deemed attractive after this second stage of evaluation will comprise the primary list of investment prospects.

In addition to investing directly in foreign equity securities, the Fund may also purchase securities in the form of American Depository Receipts and Global Depository Receipts.

The Fund may invest in smaller companies when these securities offer attractive opportunities consistent with the Fund's investment goal.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "More About the Funds."

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     Understanding Performance

     Calendar Year Total Returns show the Fund's performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

     Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of the Fund and includes the effects of Fund expenses.

     The Fund's returns are compared to the MSCI EAFE Index, a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Fund's returns are also compared to the MSCI All Country World ex U.S. Index ("MSCI Index"), an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the U.S. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The use of fair valuation techniques by the Fund may contribute to deviations from the performance of an index because the valuations of the securities used in the index are not determined using the same fair valuation techniques used by the Fund (see the section "Your Account -- Other Information About Your Account").

Calendar Year Total Returns

                                    [CHART]

 1996    1997     1998    1999    2000    2001     2002   2003    2004   2005
------  ------   ------  ------  ------  ------  ------  ------  ------  ------
16.77%  10.18%   12.17%  59.02%  -23.83  -19.17  -14.31  33.81%  14.05%  12.82%


The Fund's year-to-date total return through September 30, 2006 was +13.34%.


For the period shown in bar chart:

                         Best Quarter:  4Q '99 +32.73%
                         Worst Quarter: 3Q '98 -18.24%
                         -----------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Average Annual Total Returns -- for periods ended December 31, 2005



                                                        Inception Date 1 Year 5 Years 10 Years
----------------------------------------------------------------------------------------------
Fund (%)                                                    2/1/94
   Return Before Taxes                                                 12.82   3.61     7.64
   Return After Taxes on Distributions                                 10.56   3.07     4.77
   Return After Taxes on Distributions and Sale of Fund
      Shares                                                           11.81   3.12     5.48
----------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                                                    13.54   4.55     5.84
----------------------------------------------------------------------------------------------
MSCI All Country World ex U.S. Index (%)                               17.11   6.66     6.70


Your Expenses

Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

FEE TABLE
--------------------------------------------------------------------------------


           Shareholder fees (paid directly                     None
           from your investment)
           Annual Fund Operating Expenses
           (deducted directly from Fund assets)
                 Management Fee /(1)/ (%)                      0.75
                 Distribution and Service (12b-1) Fees (%)     0.00
                 Other Expenses /(2)/ (%)                      0.06
                                                              -----
                 Total Annual Fund Operating Expenses (%)      0.81
                     Expense Reimbursement /(3)/ (%)          (0.06)
                                                              -----
                     Net Expenses (%)                          0.75


      (1)The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
      (2)"Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

      (3)The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.75%. The advisor has agreed to keep this arrangement in place until March 1, 2009.


--------------------------------------------------------------------------------

Example Expenses

Example expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return for each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table. Your actual costs may be higher or lower.


                        1 year 3 years 5 years 10 years
                        ------ ------- ------- --------
                        $77    $246    $438    $990


See Appendix A for additional hypothetical investment and expense information.

Financial Highlights



The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.


International Stock Fund
--------------------------------------------------------------------------------



                                                                                        Period
                                                                                         Ended
                                                       Year Ended July 31,             July 31,      Year Ended October 31,
                                                  2006         2005         2004       2003 /(a)/       2002        2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ($)        13.76        12.17        10.33         9.32          10.42       16.20
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations ($):
   Net investment income                        0.26 /(b)/   0.19 /(b)/   0.14 /(b)/   0.11 /(b)/     0.02 /(b)/   0.03
----------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
      investments, foreign currency and
      foreign capital gains tax                  2.85         1.79         1.76         0.95          (1.09)      (3.09)
----------------------------------------------------------------------------------------------------------------------------
      Total from investment operations           3.11         1.98         1.90         1.06          (1.07)      (3.06)
----------------------------------------------------------------------------------------------------------------------------
Less distributions declared to
   shareholders ($):
   From net investment income                   (0.27)       (0.10)       (0.06)       (0.05)         (0.03)         --
----------------------------------------------------------------------------------------------------------------------------
   From net realized gains                      (1.97)       (0.29)          --           --             --       (2.72)
----------------------------------------------------------------------------------------------------------------------------
      Total distributions declared to
         shareholders                           (2.24)       (0.39)       (0.06)       (0.05)         (0.03)      (2.72)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)              14.63        13.76        12.17        10.33           9.32       10.42
----------------------------------------------------------------------------------------------------------------------------
   Total return (%) /(c)/                      24.31 /(d)/  16.31 /(d)/  18.40 /(d)/  11.39 /(d)(e)/ (10.28)     (22.46)
----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental data:
   Net assets, end of period (000's) ($)      105,738      136,144      152,251       58,488         20,616      20,553
----------------------------------------------------------------------------------------------------------------------------
   Ratio of net operating expenses to
      average net assets (%)                     0.75         0.75         0.75        0.93 /(f)(g)/  1.31 /(f)/  1.26 /(f)/
----------------------------------------------------------------------------------------------------------------------------
   Ratio of interest expense to average net
      assets (%)                                 0.01           --           --           --             --          --
----------------------------------------------------------------------------------------------------------------------------
   Ratio of net expenses to average net
      assets (%)                                 0.76         0.75         0.75        0.93 /(f)(g)/  1.31 /(f)/  1.26 /(f)/
----------------------------------------------------------------------------------------------------------------------------
   Ratio of net investment income to average
      net assets (%)                             1.84         1.47         1.16        1.50 /(f)(g)/  0.21 /(f)/  0.29 /(f)/
----------------------------------------------------------------------------------------------------------------------------
   Reimbursement (%)                             0.06         0.03         0.05        0.06 /(g)/        --          --
----------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate (%)                     86           68           91          59 /(e)/       111         117


   (a)The Fund changed its fiscal year end from October 31 to July 31.
   (b)Per share data was calculated using average shares outstanding during the period.
   (c)Total return at net asset value assuming all distributions reinvested.
   (d)Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.
   (e)Not annualized.

   (f)The benefits derived from custody credits had an impact of less than 0.01%.

   (g)Annualized.

Management
--------------------------------------------------------------------------------

Investment Advisor


Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.


On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

Management Fees and Portfolio Managers


Each Fund pays the advisor an annual unified management fee based on a percentage of the average daily net assets of the Fund in return for providing investment advisory and other services. The fee paid by each operational Fund for the 2006 fiscal year is set forth below. Out of the management fee, the advisor pays all expenses of managing and operating the Funds except brokerage fees, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), audit fees and extraordinary expenses. Also listed below are the portfolio managers primarily responsible for implementing the investment strategy for each Fund. Except as noted, each of the portfolio managers shown below has served as an investment professional with Columbia Advisors or its predecessors for at least the past five years. A discussion of the factors considered by the Funds' Board of Trustees in approving the Funds' investment advisory contract is included in the Funds' semi-annual report to shareholders for the period ended January 31, 2006.


                          Management
                          Fee Paid by
        The Fund           the Fund           Portfolio Manager(s) for the Fund
---------------------------------------------------------------------------------------
Enhanced S&P 500(R) Index    0.25%    Vikram J. Kuriyan, PhD, a managing director of
Fund                                  Columbia Advisors, is the manager for the Fund
                                      and has managed the Fund since June, 2005. Dr.
                                      Kuriyan has been associated with Columbia
                                      Advisors or its predecessors since January, 2000.
---------------------------------------------------------------------------------------

                     Management
                         Fee
                     Paid by the
      The Fund          Fund             Portfolio Manager(s) for the Fund
-----------------------------------------------------------------------------------
Large Cap Value Fund    0.50%    Lori J. Ensinger, a managing director of
                                 Columbia Advisors, is the lead manager for the
                                 Fund and has managed the Fund since August,
                                 2005. Ms. Ensinger has been associated with
                                 Columbia Advisors or its predecessors since
                                 August, 2001.

                                 David I. Hoffman, a managing director of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since
                                 August, 2001.

                                 Noah J. Petrucci, a portfolio manager of
                                 Columbia Advisors, is a co-manager for the Fund
                                 and has co-managed the Fund since August,
                                 2005. Mr. Petrucci has been associated with
                                 Columbia Advisors or its predecessors since
                                 February, 2002. Prior to February, 2002, Mr.
                                 Petrucci was with Zurich Scudder Investments,
                                 Inc. from October, 1996, serving most recently as
                                 a product specialist/portfolio manager from April,
                                 2001 to February, 2002.

                                 Diane L. Sobin, a managing director of
                                 Columbia Advisors, is a co-manager for the Fund
                                 and has co-managed the Fund since August,
                                 2005. Ms. Sobin has been associated with
                                 Columbia Advisors or its predecessors since
                                 August, 2001.
-----------------------------------------------------------------------------------

                      Management
                          Fee
                      Paid by the
      The Fund           Fund             Portfolio Manager(s) for the Fund
------------------------------------------------------------------------------------
Large Cap Growth Fund    0.50%    Paul J. Berlinguet, a senior vice president of
                                  Columbia Advisors and head of Columbia
                                  Advisor's Small-Cap Growth Team and Large-Cap
                                  Growth Team, is the lead manager for the Fund
                                  and has managed the Fund since October, 2003.
                                  Mr. Berlinguet has been associated with Columbia
                                  Advisors or its predecessors since October, 2003.
                                  Prior to October, 2003, Mr. Berlinguet was head of
                                  the large-mid cap equity group and a portfolio
                                  manager at John Hancock Funds from April, 2001
                                  to October, 2003. Prior to April, 2001, Mr.
                                  Berlinguet was head of the Global Technology
                                  Research Team and a large-cap growth portfolio
                                  manager at Baring Asset Management.

                                  Edward P. Hickey, a portfolio manager of
                                  Columbia Advisors, is a co-manager for the Fund
                                  and has co-managed the Fund since June, 2005.
                                  Mr. Hickey has been associated with Columbia
                                  Advisors or its predecessors since November, 1998.

                                  Roger R. Sullivan, a portfolio manager of
                                  Columbia Advisors, is a co-manager for the Fund
                                  and has co-managed the Fund since June, 2005.
                                  Mr. Sullivan has been associated with Columbia
                                  Advisors or its predecessors since January, 2005.
                                  Prior to January, 2005, Mr. Sullivan was a senior
                                  vice president of Putnam Investments from
                                  December, 1994 to December, 2004.

                                  Mary-Ann Ward, a portfolio manager of
                                  Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005.
                                  Ms. Ward has been associated with Columbia
                                  Advisors or its predecessors since July, 1997.

                                  John T. Wilson, a portfolio manager of
                                  Columbia Advisors, is a co-manager for the Fund
                                  and has co-managed the Fund since August,
                                  2005. Mr. Wilson has been associated with
                                  Columbia Advisors or its predecessors since July,
                                  2005. Prior to July, 2005, Mr. Wilson was a
                                  managing director and head of the Large Cap
                                  Core Team of State Street Research and
                                  Management from May, 1996 to July, 2005.
------------------------------------------------------------------------------------

                    Management
                        Fee
                    Paid by the
     The Fund          Fund              Portfolio Manager(s) for the Fund
-----------------------------------------------------------------------------------
Mid Cap Value Fund     0.70%    Lori J. Ensinger, a managing director of
                                Columbia Advisors, is a co-manager for the Fund
                                and has co-managed the Fund since September,
                                2004. Ms. Ensinger has been associated with
                                Columbia Advisors or its predecessors since
                                August, 2001.

                                David I. Hoffman, a managing director of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since September, 2004. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since
                                August, 2001.

                                Noah J. Petrucci, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since September, 2004. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since
                                February, 2002. Prior to February, 2002, Mr.
                                Petrucci was with Zurich Scudder Investments,
                                Inc. from October, 1996, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

                                Diane L. Sobin, a managing director of Columbia
                                Advisors, is the lead manager for the Fund and
                                has managed the Fund since September, 2004. Ms.
                                Sobin has been associated with Columbia Advisors
                                or its predecessors since August, 2001.
-----------------------------------------------------------------------------------
Mid Cap Growth Fund    0.70%    Wayne M. Collette, a vice president of Columbia
                                Advisors, is a co-manager for the Fund and has co-
                                managed the Fund since February, 2006. Mr.
                                Collette has been associated with Columbia Advisors
                                or its predecessors since 2001. Prior to 2001, Mr.
                                Collette was an associate portfolio manager with
                                Neuberger Berman from 1999 to 2001.

                                George J. Myers, a portfolio manager of Columbia
                                Advisors, is a co-manager for the Fund and has co-
                                managed the Fund since February, 2006. Mr. Myers
                                has been associated with Columbia Advisors or its
                                predecessors since 2004. Prior to 2004, Mr. Myers
                                was a portfolio manager and analyst with Dresdner
                                RCM Global Investors from January 2000 to
                                September 2004.
-----------------------------------------------------------------------------------

                     Management
                         Fee
                     Paid by the
      The Fund          Fund              Portfolio Manager(s) for the Fund
------------------------------------------------------------------------------------
Small/Mid Cap Fund      0.75%    Wayne M. Collette, a vice president of Columbia
                                 Advisors, is a co-manager for the Fund and has co-
                                 managed the Fund since February, 2006. Mr.
                                 Collette has been associated with Columbia Advisors
                                 or its predecessors since 2001. Prior to 2001, Mr.
                                 Collette was an associate portfolio manager with
                                 Neuberger Berman from 1999 to 2001.

                                 George J. Myers, a portfolio manager of Columbia
                                 Advisors, is a co-manager for the Fund and has co-
                                 managed the Fund since February, 2006. Mr. Myers
                                 has been associated with Columbia Advisors or its
                                 predecessors since 2004. Prior to 2004, Mr. Myers
                                 was a portfolio manager and analyst with Dresdner
                                 RCM Global Investors from January 2000 to
                                 September 2004.
------------------------------------------------------------------------------------
Small Cap Value Fund    0.80%    Stephen D. Barbaro, a vice president of
                                 Columbia Advisors, is the lead manager for the
                                 Fund and has managed or co-managed the Fund
                                 since May, 2003. Mr. Barbaro has been associated
                                 with Columbia Advisors or its predecessors since
                                 1976.

                                 Jeremy Javidi, a vice president of Columbia
                                 Advisors, is a co-manager for the Fund and has
                                 co-managed the Fund since August, 2005. Mr.
                                 Javidi has been associated with Columbia
                                 Advisors or its predecessors since January, 2000.
------------------------------------------------------------------------------------

                         Management
                             Fee
                         Paid by the
        The Fund            Fund               Portfolio Manager(s) for the Fund
------------------------------------------------------------------------------------------
International Stock Fund    0.75%    Fred Copper, a portfolio manager of Columbia
                                     Advisors, is the lead manager for the Fund and has
                                     managed or co-managed the Fund since October,
                                     2005. Mr. Copper has been associated with
                                     Columbia Advisors or its predecessors since
                                     September, 2005. Prior to October, 2005, Mr. Copper
                                     was a senior vice president with Putnam Investments
                                     from March, 2001 to September, 2005 and an
                                     assistant vice president with Wellington Management
                                     Company, LLP from July, 1998 to February, 2001.

                                     Jasmine (Weili) Huang, a portfolio manager of
                                     Columbia Advisors, is a co-manager for the Fund
                                     and has co-managed the Fund since May, 2006.
                                     Ms. Huang has been associated with Columbia
                                     Advisors or its predecessors since September, 2003.
                                     Prior to September, 2003, Ms. Huang held a manager
                                     position with Deloitte's management consulting
                                     practice from June, 2000 to September, 2003.

                                     Timothy R. Anderson, a portfolio manager of
                                     Columbia Advisors, is a co-manager for the Fund
                                     and has co-managed the Fund since May, 2006.
                                     Mr. Anderson has been associated with Columbia
                                     Advisors since March, 2006. Prior to March, 2006,
                                     Mr. Anderson was a portfolio manager with Morgan
                                     Stanley from February, 2005 to October, 2005. Prior
                                     to February, 2005, Mr. Anderson worked as a
                                     technology analyst and portfolio manager at Oaktree
                                     Capital Management from March, 2003 to February,
                                     2005. Prior to March, 2003, Mr. Anderson worked as
                                     a senior equity analyst at Salomon Smith Barney
                                     from June, 2000 to March, 2003.

                                     Paul J. DiGiacomo, a portfolio manager of Columbia
                                     Advisors, is a co-manager for the Fund and has
                                     co-managed the Fund since May, 2006. Mr. DiGiacomo
                                     has been associated with Columbia Advisors since
                                     April, 2006. Prior to April, 2006, Mr. DiGiacomo
                                     worked as a sleeve manager and analyst for the
                                     domestic and international small-cap core funds with
                                     Putnam Investments from August, 2002 to April, 2006.

                                     Daisuke Nomoto, a portfolio manager of Columbia
                                     Advisors, is a co-manager for the Fund and has
                                     co-managed the Fund since May, 2006. Mr. Nomoto
                                     has been associated with Columbia Advisors or its
                                     affiliates since April, 2005. Prior to April, 2005,
                                     Mr. Nomoto served as an equity analyst at Putnam
                                     Investments from April, 2003 to March, 2005. Prior to
                                     April, 2003, Mr. Nomoto worked at Nissay Asset
                                     Management, a subsidiary of Nippon Life Insurance
                                     Company, as a senior portfolio manager and equity
                                     analyst from April, 1999 to March, 2003.
------------------------------------------------------------------------------------------

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

Legal Proceedings


On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

Under the terms of the SEC Order, the Columbia Group agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the Plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

Information About Your Investment
--------------------------------------------------------------------------------

YOUR ACCOUNT

Buying Shares


Shares in the Funds are available for purchase by institutional buyers seeking to invest in a diversified portfolio in a pooled environment, rather than purchase individual securities. Purchases of Fund shares may be made by two different methods, each of which is subject to initial minimum investment requirements described below.

First, you may purchase shares in the Funds directly by calling Columbia Advisors at 1-800-547-1037. Each Fund's minimum initial investment requirement for investors purchasing shares directly from Columbia Advisors is $3 million. The Advisor may waive the investment minimum in its sole discretion. Subsequent investments in a Fund must be at least $2,500; however, purchase orders may be refused at the discretion of a Fund.


You may also purchase Fund shares if you are an advisory client of Columbia Advisors, or one of its affiliates, investing through a separately managed account and Columbia Advisors in its role as discretionary investment advisor purchases shares for your account. In order to invest in this manner you must have at least $1 million invested with Columbia Advisors and its affiliates. The minimum initial investment in this case is $25,000.

An advisory client with less than $10 million in assets managed by Columbia Advisors and who invests less than $3 million in a single Fund may be charged an administrative account fee by Columbia Advisors or its affiliate of $5,000 to cover the extra costs of servicing the account. The decision to charge this fee and the terms of such a fee is determined by Columbia Advisors' head of institutional sales and client service or their representative. Clients should consult the terms of their investment management agreement with Columbia Advisors or contact their Columbia Advisors representative for more information.

The price for each Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

Selling Shares

You may sell shares at any time. Upon redemption you will receive the Fund's next NAV calculated after your order is accepted by the Fund's transfer agent. You can request a redemption by calling your Columbia Advisors representative or by calling 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.


You may also sell shares by exchanging from a Fund into shares of another fund in the Trust. To exchange by telephone, call your Columbia Advisors representative or call 1-800-547-1037.

Each Fund also reserves the right to make a "redemption in kind" -- pay you in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

Fund Policy on Trading of Fund Shares


The interests of a Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Funds, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Funds are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

Financial Intermediary Payments

The Funds' distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates having a selling, services or any similar agreement with the Funds' distributor or one of its affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Funds' distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Funds' distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Funds' distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. The financial arrangements may vary for each financial intermediary. Payments to another Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

The Funds' distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Funds' distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Funds' distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Funds' distributor or its affiliates has agreed to make marketing support payments in your Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. As of the date of this Prospectus, the Fund's distributor and its affiliates have agreed to make marketing support payments to a single Bank of America affiliate and currently have no agreements to make such payments to other financial intermediaries. However, this may change in the future, and the Fund's distributor or its affiliates may enter into similar agreements with other financial intermediaries at any time without notice. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Funds' distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


Pricing of Shares

Each Fund's investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. Securities for which market values are not readily available will be valued at fair value as determined in good faith under procedures established by and monitored by the Board of Trustees.

If applicable to the Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, the Advisor determines that a particular event would materially affect the Fund's NAV, then the Advisor, under the general supervision of the Board of Trustees, will use all relevant information available to it to determine a fair value for the affected portfolio securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

DISTRIBUTIONS AND TAXES

Income and Capital Gain Distributions

Each Fund pays its shareholders dividends from its net investment income and generally distributes substantially all of its net realized capital gains to shareholders at least annually. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the reinvest date, unless you have elected to receive the dividend or capital gain distribution in cash.


Tax Consequences

Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid).

In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue
Code) eligible for a reduced rate of tax. Distributions of net capital gains i.e., net long-term capital gains in excess of short-term capital losses, (determined by how long the Fund held the investments that generated them) that are properly designated by the Fund as capital gain dividends are generally taxable as long-term capital gains, regardless of how long you have held your Fund shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding periods and other requirements are met at both the shareholder and Fund level. Long-term capital gain rates have been temporarily reduced in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets for taxable years beginning before January 1, 2011. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. You may be entitled to claim a credit or deduction with respect to foreign taxes. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

More About The Funds
--------------------------------------------------------------------------------

INVESTMENT STRATEGY


Each Fund's principal investment strategies and their associated risks are described in the sections titled "Principal Investment Strategies" and "Principal Investment Risks" under the heading "INFORMATION ABOUT THE FUNDS." This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goal. Each Fund's investment goal may not be changed without approval by a majority of the Fund's outstanding securities. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment policies or any of its investment strategies.


Portfolio Securities and Foreign Issuers

The Funds (other than the International Stock Fund) invest primarily in U.S. common stocks, but may also invest in equity securities of foreign issuers. The Funds consider securities that trade like common stocks, such as depositary receipts, convertible debt and convertible preferred stocks, to be common stocks. A convertible security generally entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. The Funds may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. In addition, the Funds consider interests in real estate investment trusts to be common stocks.

The common stocks of foreign issuers purchased by the Funds will often be denominated in foreign currencies. This means that the value of the securities will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies. Investments in foreign equity securities involve other risks such as greater fluctuations in price and less liquidity than U.S. securities and possible political or economic instability of the country of the issuer.

The Funds may also invest in the common stocks of foreign issuers by purchasing American Depositary Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Funds may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a European bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

The portfolio value of all Funds is measured in U.S. dollars. To the extent any of the Funds hold non-dollar denominated securities, the value of these securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which any of the foreign securities or bank deposits held by the Funds are denominated. To reduce or limit exposure to adverse change in currency exchange rates (referred to as "hedging"), the Funds may enter into forward currency exchange contracts that in effect lock in a rate of exchange during the period of the forward contract. The Funds will only enter into forward contracts for hedging and not for speculation. When required by the Investment Company Act of 1940 or the Securities and Exchange Commission, each Fund will "cover" its commitment under the forward contracts by segregating cash or liquid, high-grade securities with the Fund's custodian in an amount not less than the value of the Fund's total assets committed to the forward contracts.

The Funds may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. The Fund may use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Derivatives


The Funds may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Funds may use these strategies to adjust the Funds' sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


Portfolio Turnover

There are no limits on turnover. Turnover may vary significantly from year-to-year. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. A Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's total return. Additionally, due to the institutional nature of the shareholders in these Funds, redemption requests are frequently large. In order to satisfy such redemption requests, a Fund may be forced to sell securities with built-in capital gains that will be taxable to shareholders.

Temporary Defensive Strategies

At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

Appendix A
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information


The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Funds, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in shares of a Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the Funds, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The charts shown below reflect the maximum initial sales charge but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.


CMG Enhanced S&P 500 Index Fund


Maximum Sales Charge             Initial Hypothetical Investment Amount    Assumed Rate of Return
        0.00%                               $10,000.00                               5%

                                                                         Hypothetical
           Cumulative Return                       Cumulative Return       Year-End
             Before Fees &       Annual Expense      After Fees &        Balance After  Annual Fees &
Year           Expenses              Ratio             Expenses         Fees & Expenses Expenses/ (1)/

 1                5.00%               0.25%               4.75%              $10,475.00       $ 25.59
 2               10.25%               0.25%               9.73%              $10,972.56       $ 26.81
 3               15.76%               0.31%              14.87%              $11,487.18       $ 34.81
 4               21.55%               0.31%              20.26%              $12,025.92       $ 36.45
 5               27.63%               0.31%              25.90%              $12,589.94       $ 38.15
 6               34.01%               0.31%              31.80%              $13,180.41       $ 39.94
 7               40.71%               0.31%              37.99%              $13,798.57       $ 41.82
 8               47.75%               0.31%              44.46%              $14,445.72       $ 43.78
 9               55.13%               0.31%              51.23%              $15,123.23       $ 45.83
 10              62.89%               0.31%              58.33%              $15,832.51       $ 47.98

Total Gain After Fees & Expenses                                             $ 5,832.51
Total Annual Fees & Expenses                                                                  $381.16



   (1)Annual Fees and Expenses are calculated on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

CMG Large Cap Value Fund



Maximum Sales Charge             Initial Hypothetical Investment Amount    Assumed Rate of Return
        0.00%                               $10,000.00                               5%

                                                                         Hypothetical
           Cumulative Return                       Cumulative Return       Year-End
             Before Fees &       Annual Expense      After Fees &        Balance After  Annual Fees &
Year           Expenses              Ratio             Expenses         Fees & Expenses Expenses/ (1)/

 1                5.00%               0.50%               4.50%              $10,450.00       $ 51.13
 2               10.25%               0.50%               9.20%              $10,920.25       $ 53.43
 3               15.76%               0.63%              13.97%              $11,397.46       $ 70.30
 4               21.55%               0.63%              18.96%              $11,895.53       $ 73.37
 5               27.63%               0.63%              24.15%              $12,415.37       $ 76.58
 6               34.01%               0.63%              29.58%              $12,957.92       $ 79.93
 7               40.71%               0.63%              35.24%              $13,524.18       $ 83.42
 8               47.75%               0.63%              41.15%              $14,115.19       $ 87.06
 9               55.13%               0.63%              47.32%              $14,732.02       $ 90.87
 10              62.89%               0.63%              53.76%              $15,375.81       $ 94.84

Total Gain After Fees & Expenses                                             $ 5,375.81
Total Annual Fees & Expenses                                                                  $760.93



CMG Large Cap Growth Fund



Maximum Sales Charge             Initial Hypothetical Investment Amount    Assumed Rate of Return
        0.00%                               $10,000.00                               5%

                                                                         Hypothetical
           Cumulative Return                       Cumulative Return       Year-End
             Before Fees &       Annual Expense      After Fees &        Balance After  Annual Fees &
Year           Expenses              Ratio             Expenses         Fees & Expenses Expenses/ (1)/

 1                5.00%               0.50%               4.50%              $10,450.00       $ 51.13
 2               10.25%               0.50%               9.20%              $10,920.25       $ 53.43
 3               15.76%               0.63%              13.97%              $11,397.46       $ 70.30
 4               21.55%               0.63%              18.96%              $11,895.53       $ 73.37
 5               27.63%               0.63%              24.15%              $12,415.37       $ 76.58
 6               34.01%               0.63%              29.58%              $12,957.92       $ 79.93
 7               40.71%               0.63%              35.24%              $13,524.18       $ 83.42
 8               47.75%               0.63%              41.15%              $14,115.19       $ 87.06
 9               55.13%               0.63%              47.32%              $14,732.02       $ 90.87
 10              62.89%               0.63%              53.76%              $15,375.81       $ 94.84

Total Gain After Fees & Expenses                                             $ 5,375.81
Total Annual Fees & Expenses                                                                  $760.93



   (1)Annual Fees and Expenses are calculated on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

CMG Mid Cap Value Fund



Maximum Sales Charge             Initial Hypothetical Investment Amount    Assumed Rate of Return
        0.00%                               $10,000.00                               5%

                                                                         Hypothetical
           Cumulative Return                       Cumulative Return       Year-End
             Before Fees &       Annual Expense      After Fees &        Balance After  Annual Fees &
Year           Expenses              Ratio             Expenses         Fees & Expenses Expenses/ (1)/

 1                5.00%               0.70%               4.30%              $10,430.00     $   71.51
 2               10.25%               0.70%               8.78%              $10,878.49     $   74.58
 3               15.76%               0.95%              13.19%              $11,319.07     $  105.44
 4               21.55%               0.95%              17.77%              $11,777.49     $  109.71
 5               27.63%               0.95%              22.54%              $12,254.48     $  114.15
 6               34.01%               0.95%              27.51%              $12,750.79     $  118.78
 7               40.71%               0.95%              32.67%              $13,267.19     $  123.59
 8               47.75%               0.95%              38.05%              $13,804.51     $  128.59
 9               55.13%               0.95%              43.64%              $14,363.60     $  133.80
 10              62.89%               0.95%              49.45%              $14,945.32     $  139.22

Total Gain After Fees & Expenses                                             $ 4,945.32
Total Annual Fees & Expenses                                                                $1,119.37



CMG Mid Cap Growth Fund



Maximum Sales Charge             Initial Hypothetical Investment Amount    Assumed Rate of Return
        0.00%                               $10,000.00                               5%

                                                                         Hypothetical
           Cumulative Return                       Cumulative Return       Year-End
             Before Fees &       Annual Expense      After Fees &        Balance After  Annual Fees &
Year           Expenses              Ratio             Expenses         Fees & Expenses Expenses/ (1)/

 1                5.00%               0.70%               4.30%              $10,430.00     $   71.51
 2               10.25%               0.70%               8.78%              $10,878.49     $   74.58
 3               15.76%               0.90%              13.25%              $11,324.51     $   99.91
 4               21.55%               0.90%              17.89%              $11,788.81     $  104.01
 5               27.63%               0.90%              22.72%              $12,272.15     $  108.27
 6               34.01%               0.90%              27.75%              $12,775.31     $  112.71
 7               40.71%               0.90%              32.99%              $13,299.10     $  117.33
 8               47.75%               0.90%              38.44%              $13,844.36     $  122.15
 9               55.13%               0.90%              44.12%              $14,411.98     $  127.15
 10              62.89%               0.90%              50.03%              $15,002.87     $  132.37

Total Gain After Fees & Expenses                                             $ 5,002.87
Total Annual Fees & Expenses                                                                $1,069.99



   (1)Annual Fees and Expenses are calculated on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

CMG Small/Mid Cap Fund



Maximum Sales Charge             Initial Hypothetical Investment Amount    Assumed Rate of Return
        0.00%                               $10,000.00                               5%

                                                                         Hypothetical
           Cumulative Return                       Cumulative Return       Year-End
             Before Fees &       Annual Expense      After Fees &        Balance After  Annual Fees &
Year           Expenses              Ratio             Expenses         Fees & Expenses Expenses/ (1)/

 1                5.00%               0.75%               4.25%              $10,425.00     $   76.59
 2               10.25%               0.75%               8.68%              $10,868.06     $   79.85
 3               15.76%               0.98%              13.05%              $11,304.96     $  108.65
 4               21.55%               0.98%              17.59%              $11,759.42     $  113.02
 5               27.63%               0.98%              22.32%              $12,232.15     $  117.56
 6               34.01%               0.98%              27.24%              $12,723.88     $  122.28
 7               40.71%               0.98%              32.35%              $13,235.38     $  127.20
 8               47.75%               0.98%              37.67%              $13,767.44     $  132.31
 9               55.13%               0.98%              43.21%              $14,320.89     $  137.63
 10              62.89%               0.98%              48.97%              $14,896.59     $  143.17

Total Gain After Fees & Expenses                                             $ 4,896.59
Total Annual Fees & Expenses                                                                $1,158.26



CMG Small Cap Value Fund



Maximum Sales Charge             Initial Hypothetical Investment Amount    Assumed Rate of Return
        0.00%                               $10,000.00                               5%

                                                                         Hypothetical
           Cumulative Return                       Cumulative Return       Year-End
             Before Fees &       Annual Expense      After Fees &        Balance After  Annual Fees &
Year           Expenses              Ratio             Expenses         Fees & Expenses Expenses/ (1)/

 1                5.00%               0.80%               4.20%              $10,420.00     $   81.68
 2               10.25%               0.80%               8.58%              $10,857.64     $   85.11
 3               15.76%               0.94%              12.98%              $11,298.46     $  104.13
 4               21.55%               0.94%              17.57%              $11,757.18     $  108.36
 5               27.63%               0.94%              22.35%              $12,234.52     $  112.76
 6               34.01%               0.94%              27.31%              $12,731.24     $  117.34
 7               40.71%               0.94%              32.48%              $13,248.13     $  122.10
 8               47.75%               0.94%              37.86%              $13,786.00     $  127.06
 9               55.13%               0.94%              43.46%              $14,345.71     $  132.22
 10              62.89%               0.94%              49.28%              $14,928.15     $  137.59

Total Gain After Fees & Expenses                                             $ 4,928.15
Total Annual Fees & Expenses                                                                $1,128.35



   (1)Annual Fees and Expenses are calculated on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

CMG International Stock Fund



Maximum Sales Charge             Initial Hypothetical Investment Amount    Assumed Rate of Return
        0.00%                               $10,000.00                               5%

                                                                         Hypothetical
           Cumulative Return                       Cumulative Return       Year-End
             Before Fees &       Annual Expense      After Fees &        Balance After  Annual Fees &
Year           Expenses              Ratio             Expenses         Fees & Expenses Expenses/ (1)/

 1                5.00%               0.75%               4.25%              $10,425.00       $ 76.59
 2               10.25%               0.75%               8.68%              $10,868.06       $ 79.85
 3               15.76%               0.81%              13.23%              $11,323.43       $ 89.88
 4               21.55%               0.81%              17.98%              $11,797.89       $ 93.64
 5               27.63%               0.81%              22.92%              $12,292.22       $ 97.56
 6               34.01%               0.81%              28.07%              $12,807.26       $101.65
 7               40.71%               0.81%              33.44%              $13,343.89       $105.91
 8               47.75%               0.81%              39.03%              $13,902.99       $110.35
 9               55.13%               0.81%              44.86%              $14,485.53       $114.97
 10              62.89%               0.81%              50.92%              $15,092.47       $119.79

Total Gain After Fees & Expenses                                             $ 5,092.47
Total Annual Fees & Expenses                                                                  $990.19



   (1)Annual Fees and Expenses are calculated on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

For More Information
--------------------------------------------------------------------------------

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiamanagement.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-547-1037
www.columbiamanagement.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Institutional Trust: 811-5857


.. CMG Enhanced S&P 500(R) Index Fund
.. CMG Large Cap Value Fund
.. CMG Large Cap Growth Fund
.. CMG Mid Cap Value Fund
.. CMG Mid Cap Growth Fund
.. CMG Small/Mid Cap Fund
.. CMG Small Cap Value Fund




.. CMG International Stock Fund

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2006 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621


                                                             ILT-36/115028-1106

CMG STRATEGIC EQUITY FUND Prospectus, December 1, 2006


Advised by Columbia Management Advisors, LLC


      CMG Strategic Equity Fund (the "Fund") is a series of Columbia Funds Institutional Trust. The Fund seeks to provide investors with long-term growth of capital and total returns greater than those of the market over time.



      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO] Columbia Management /R/

Not FDIC Insured
-----------------
 May Lose Value
-----------------
No Bank Guarantee

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


INFORMATION ABOUT THE FUND....................................................... 3
             Investment Goal..................................................... 3
             Principal Investment Strategies..................................... 3
             Principal Investment Risks.......................................... 4
             Performance History................................................. 5
             Your Expenses....................................................... 6
             Financial Highlights................................................ 8
MANAGEMENT....................................................................... 9
LEGAL PROCEEDINGS................................................................ 10
INFORMATION ABOUT YOUR INVESTMENT................................................ 12
        Your Account............................................................. 12
             Buying Shares....................................................... 12
             Selling Shares...................................................... 12
             Fund Policy on Trading of Fund Shares............................... 12
             Financial Intermediary Payments..................................... 14
             Pricing of Shares................................................... 14
        Distributions and Taxes.................................................. 15
             Income and Capital Gain Distributions............................... 15
             Tax Consequences.................................................... 15
MORE ABOUT THE FUND.............................................................. 16
        Investment Strategy...................................................... 16
             Portfolio Securities and Foreign Issuers............................ 16
             Changes to Investment Objective and Temporary Investments........... 17
             Portfolio Turnover.................................................. 17
APPENDIX A....................................................................... 18

--------------------------------------------------------------------------------
INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

Investment Goal

      The Fund seeks to provide investors long-term growth of capital and total returns greater than those of the market over time.

Principal Investment Strategies


      The Fund's investment objective is to provide long-term growth of capital by investing at least 80% of its total assets in common stocks. Investments typically will be in companies that the portfolio manager believes are undervalued by investors. Under normal market conditions, the Fund may invest in companies of any size, ranging from small-cap companies to large-cap companies. The Fund's investment advisor expects to use active trading strategies to take advantage of perceived market opportunities across all areas of the market. Most of the Fund's assets will be invested in U.S. common stocks; however, the Fund may invest up to 33% of its total assets in equity securities, including American Depositary Receipts and Global Depositary Receipts, of foreign issuers when consistent with the Fund's investment objective. The Fund may also invest in real estate investment trusts and securities convertible into or exercisable for stock (including preferred stocks, warrants and debentures).

      The Fund may purchase derivative instruments, such as futures, options, swap contracts, and options on futures, to gain or reduce exposure to particular securities or segments of the equity markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or, in some cases, currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in the prices of certain securities held by the Fund, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of equity securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.


      In selecting securities for the Fund, Columbia Management Advisors, LLC, the investment advisor for the Fund (the "Advisor"), begins with a top-down industry sector analysis tracking specific sectors or industries of the market and identifying securities within those areas that are expected to reward shareholders. Through this process, the Advisor determines the emphasis to be placed on different industries and selects individual stocks in which the Fund invests. In building the Fund's portfolio, the Advisor combines this top-down approach with intensive bottom-up research of individual securities issues, evaluating each company on the basis of its financial statements and operations. Factors such as management, financial condition, industry dynamics, earnings growth, profit margins, sales trends, dividend paying history and potential, as well as financial ratios and investment in research and development will be scrutinized as part of the Advisor's analysis. The Advisor seeks companies that are attractively valued and that have demonstrated or show the potential to demonstrate improved cash flow and return on invested capital. These may also include special situations companies that are experiencing management changes or are temporarily out of favor. This approach, combined with judgments about valuation and trends in the environment which tend to drive stock price appreciation, is intended to identify investment opportunities that the Advisor believes will outperform the market over time and offer long-term financial reward.

      In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.

Principal Investment Risks

      The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

      . Management risk means that the Advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

      . Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

      . Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Advisor's opinion, undervalued. If the Advisor's assessment of a company's prospects is wrong, the price of the company's stocks may fall, or may not approach the value the Advisor has placed on it.

      . Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

      . Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

      . Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

      . Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


      Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the Federal Deposit Insurance Corporation. You could lose money as a result of your investment in the Fund. Please see "MORE ABOUT THE FUND" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

      The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of a broad measure of market performance for one year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

                             Strategic Equity Fund



               Year-By-Year Total Return As Of 12/31 Each Year*

                                    [CHART]

  2002           2003        2004      2005
--------       --------     ------    ------
 -9.03%         35.27%      13.95%     7.87%




* The Fund's year-to-date total return as of September 30, 2006 was +7.28%.


Best Quarter:  2Q '03  18.48%
Worst Quarter: 3Q '02 -14.64%
-------------------------------

    Average Annual Total Returns As Of 12/31/05



                                               Since
                                             Inception
                                     1 Year  (10/9/01)
--------------------------------------------------------
CMG Strategic Equity Fund
 Return Before Taxes                  7.87%  13.72%
 Return After Taxes on Distributions  2.06%  11.74%
 Return After Taxes on Distributions 11.16%  11.58%
   and Sale of Fund Shares
--------------------------------------------------------
S&P 500 Index/(1)/                    4.91%   5.83%/(2)/
--------------------------------------------------------


    (1) The S&P 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. The index reflects reinvestment of dividends and distributions if any, but does not reflect fees, brokerage commissions or other expenses of investing.

    (2) The index performance is from October 9, 2001.

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts ("IRAs").

Your Expenses

      The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.


              The Fund does not charge a sales load or 12b-1 fee.



   --------------------------------------------------------------------------
   Fee Table

       Shareholder transaction fees                         None
       (fees paid directly from your investment)

       Annual Fund Operating Expenses/(1)/
       (expenses that are paid out of Fund assets)

           Management Fees                                 0.40%
           Distribution and/or Service (12b-1) Fees         None
           Other Expenses                                  0.07%

           Total Fund Operating Expenses                   0.47%
                Expense Reimbursement                     (0.07)%/(2)/
                Net Expenses                               0.40%


        (1)In addition to the Annual Fund Operating Expenses set forth above, each shareholder will enter into a written administrative services agreement with the Advisor or its affiliate. Pursuant to this Agreement, the Advisor or its affiliate will provide the shareholder specialized reports regarding the Fund, performance of the shareholder's investment, and market conditions and economic indicators. For such services, each shareholder will pay an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee will be 0.20% on the first $25 million of the shareholder's assets in the Fund, and 0.00% on the shareholder's assets in the Fund in excess of $25 million.


        (2)Columbia has contractually agreed to reimburse the Fund through November 30, 2007 for certain expenses so that the expenses incurred by the Fund, exclusive of interest, taxes and extraordinary expenses, will not exceed 0.40% of the Fund's average daily assets.


--------------------------------------------------------------------------------

    Expense Examples

    These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund's operating expenses remain constant as a percentage of net assets, and that all dividends and distributions are reinvested in the Fund. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


         1 year                   3 years                   5 years                   10 years
         ------                   -------                   -------                   --------
          $41                       $144                      $256                      $585


    See Appendix A for additional hypothetical investment and expense information.

Financial Highlights


      The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.


                             STRATEGIC EQUITY FUND


                                                                                    Period       Year        Period
                                                   Year Ended July 31,              Ended        Ended        Ended
                                         ------------------------------------      July 31,   October 31,  October 31,
                                             2006          2005         2004       2003 (a)      2002       2001 (b)
                                         --------     --------       --------    --------     -----------  -----------
Net asset value, beginning of period....    15.22     $  13.80       $  12.06    $  10.14      $  10.10      $ 10.00
                                         --------     --------       --------    --------      --------      -------
Income from investment operations:
  Net investment income.................     0.14(c)      0.19(c)(d)     0.12(c)     0.10(c)       0.11(c)       -- (e)
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency.............................     0.82         2.09           1.87        1.88         (0.05)        0.10
                                         --------     --------       --------    --------      --------      -------
   Total from investment operations.....     0.96         2.28           1.99        1.98          0.06         0.10
                                         --------     --------       --------    --------      --------      -------
Less distributions declared to
  shareholders:
  From net investment income............    (0.57)       (0.14)         (0.09)      (0.06)        (0.02)          --
  From net realized gains...............   (12.48)(f)    (0.72)         (0.16)         --            --           --
                                         --------     --------       --------    --------      --------      -------
   Total distributions declared to
     shareholders.......................   (13.05)       (0.86)         (0.25)      (0.06)        (0.02)          --
                                         --------     --------       --------    --------      --------      -------
Net asset value, end of period..........     3.13     $  15.22       $  13.80    $  12.06      $  10.14      $ 10.10
                                         ========     ========       ========    ========      ========      =======
Total return (g)(h).....................     7.58%(i)    16.77%         16.58%      19.66%(j)      0.53%        1.00%(j)

Ratios/Supplemental data:
  Net assets, end of period (000's)..... $120,541     $755,860       $618,714    $370,620      $188,179      $36,942
  Ratio of net expenses to average net
   assets (k)...........................     0.40%        0.40%          0.40%       0.40%(l)      0.40%        0.40%(l)
  Ratio of net investment income to
   average net assets (k)...............     1.09%        1.31%          0.88%       1.22%(l)      1.01%        0.04%(l)
  Waiver/reimbursement..................     0.07%        0.03%          0.05%       0.05%(l)      0.07%        0.80%(l)
  Portfolio turnover rate...............       47%          64%            81%         78%(j)       172%          14%(j)


  (a)The Fund changed its fiscal year end from October 31 to July 31.
  (b)The Fund commenced investment operations on October 9, 2001. Per share data, total return and portfolio turnover rate reflect activity from that date.
  (c)Per share data was calculated using average shares outstanding during the period.
  (d)Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
  (e)Rounds to less than $0.01 per share.

  (f)Capital gain distributions were declared after significant shareholder redemptions reduced the size of the Fund.
  (g)Total return at net asset value assuming all distributions reinvested.
  (h)Had the Investment Advisor and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.
  (i)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.
  (j)Not annualized.
  (k)The benefits derived from custody credits had an impact of less than 0.01%
  (i)Annualized.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

Investment Advisor


      Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.


      On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

Management Fees and Portfolio Manager


      For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Fund, not including pricing and bookkeeping and other fees paid to Columbia Advisors and/or Columbia Management by the Fund or its shareholders, amounted to 0.40% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended January 31, 2006.

      Emil A. Gjester, a vice president of Columbia Advisors, is the lead manager for the Fund and has managed or co-managed the Fund since January, 2004. Mr. Gjester has been associated with Columbia Advisors or its predecessors since 1996.

      Jonas Patrikson, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since February, 2006. Mr. Patrikson has been associated with Columbia Advisors or its predecessors since September, 2004. Prior to September, 2004, Mr. Patrikson was a senior analyst at Nordberg Capital, Inc from 2000 to September, 2004.

      Dara White, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since February, 2006. Mr. White has been associated with Columbia Advisors since January, 2006. Prior to January, 2006, Mr. White was a portfolio manager and analyst with RCM Global Investors from February, 1998 to July, 2005.

      Michael T. Welter, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since July, 2006. Mr. Welter has been associated with Columbia Advisors or its predecessors since July, 2006. Mr. Welter previously served as a research analyst with Engemann Asset Management from September, 2000 to June, 2006.


      The Statement of Additional Information provides additional information about the manager's compensation, other accounts managed and ownership of securities in the Fund.

--------------------------------------------------------------------------------
LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


      On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements." The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

      Under the terms of the SEC Order, the Columbia Group agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

      Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

      A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

      In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

      On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ``MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the Plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.


      On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

      On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

      On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.


      In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

      This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

YOUR ACCOUNT

Buying Shares

      You may purchase shares in the Fund directly by contacting a Columbia Advisors representative at 1-800-547-1037. Subject to the discretion of the Advisor, the Fund's minimum initial investment requirement is $5 million. Although the Fund has no policy with respect to the size of subsequent investments, purchase orders may be refused at the discretion of the Fund.

      Columbia Advisors may, at its discretion, also purchase shares in the Fund for its separately managed advisory client accounts. If the separately managed account is governed by the rules and regulations promulgated under the Employee Retirement Income Security Act of 1974, any investment in the Fund will only be made after the investment has been approved by an independent fiduciary and certain conditions are satisfied. See the Statement of Additional Information for more detail.

      The price for the Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. When the Fund or its agent receives and accepts your purchase request, your shares will be bought at the next calculated NAV.

Selling Shares

      You may sell shares at any time. Upon redemption you will receive the Fund's next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your Columbia Advisors representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

      You may also sell shares by exchanging from the Fund into shares of another fund in the Trust. To exchange by telephone, call your Columbia Advisors representative or call 1-800-547-1037.

      The Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

Fund Policy on Trading of Fund Shares


      The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

      The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

      The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above.

      For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

      Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

      The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

      Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

      The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

Financial Intermediary Payments

      The Funds' distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates having a selling, services or any similar agreement with the Funds' distributor or one of its affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Funds' distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Funds' distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Funds' distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. The financial arrangements may vary for each financial intermediary. Payments to another Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

      The Funds' distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

      Amounts paid by the Funds' distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Funds' distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Funds' distributor or its affiliates has agreed to make marketing support payments in your Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. As of the date of this Prospectus, the Fund's distributor and its affiliates have agreed to make marketing support payments to a single Bank of America affiliate and currently have no agreements to make such payments to other financial intermediaries. However, this may change in the future, and the Fund's distributor or its affiliates may enter into similar agreements with other financial intermediaries at any time without notice. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Funds' distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


Pricing of Shares

      The Fund's investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. If a market value is not readily available, the Fund's investments will be fair valued pursuant to procedures established by and monitored by the Board of Trustees.

      If applicable to the Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, Columbia Advisors determines that a particular event would materially affect the Fund's NAV, then Columbia Advisors under the general supervision of the Board of Trustees will use all relevant information available to it to determine a fair value for the affected portfolio securities.

      The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

DISTRIBUTIONS AND TAXES

Income and Capital Gain Distributions

      The Fund pays its shareholders dividends from its net investment income and generally distributes substantially all of its net realized capital gains to shareholders at least annually. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the dividend or capital gain distribution in cash.


Tax Consequences

      Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Distributions are taxable to you, even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Depending on where you live, distributions also may be subject to state and local income taxes.

      In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax.

      Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

      Long-term capital gain rates have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets
- for taxable years beginning before January 1, 2001.

      Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

      You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. You may be entitled to claim a credit or deduction with respect to foreign taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


--------------------------------------------------------------------------------
MORE ABOUT THE FUND
--------------------------------------------------------------------------------

INVESTMENT STRATEGY


      Before selecting individual securities for the Fund, the Advisor begins with a top-down, industry sector analysis. After performing this analysis, the Advisor uses a bottom-up, fundamental analysis of individual securities. The bottom-up analysis is intended to provide insights about the financial condition and growth prospects of a company whose stock is under consideration. As part of this research process, the Advisor evaluates a company's financial statements and operations to draw conclusions about valuation, earnings growth and profitability. The Advisor focuses on the quality and financial condition of the issuer, the price of an individual issuer's common stock, and also on economic sectors and industry dynamics. To measure a company's value, the Advisor looks at sales trends and factors affecting stock price, such as price to earnings, price to cash flow and price to book ratios, and price to private market values.

      In addition to measuring value by focusing on an issuing company's price to earnings ratios and price to cash flow ratios, factors the portfolio manager looks for in selecting investments include:


  . Estimated private market value in excess of current stock price. Private market value is the price an investor would pay to own the entire company.
  .   Management with demonstrated ability and commitment to the company.
  . Low market valuations relative to earnings forecasts, book value, cash flow and sales.

      In addition, the Advisor will analyze trading characteristics of particular stocks and may frequently trade such stocks as part of the Fund's overall investment strategy.

Portfolio Securities and Foreign Issuers

      The Fund invests primarily in U.S. common stocks, but may also invest in equity securities of foreign issuers. The Fund considers securities that trade like common stocks, such as depositary receipts, convertible debt and convertible preferred stocks, to be common stocks. A convertible security generally entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. In addition, the Fund considers interests in real estate investment trusts to be common stocks.

      The common stocks of foreign issuers purchased by the Fund will likely be denominated in foreign currencies. This means that the value of the securities will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies. Investments in foreign equity securities involve other risks such as greater fluctuations in price and less liquidity than U.S. securities and possible political or economic instability of the country of the issuer. The Fund may also invest in the common stocks of foreign issuers by purchasing American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers, however, by investing in ADRs rather than directly in the foreign security, the Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a European bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.



Changes to Investment Objective and Temporary Investments

      The investment objective of the Fund may be changed by the Board of Trustees, without shareholder approval, upon 30 days written notice. Additionally, the Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse economic or market conditions. When the Fund assumes a temporary defensive position, it may not achieve its stated investment objective.

Portfolio Turnover


      There are no limits on turnover. Turnover may vary significantly from year-to-year. The advisor does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.

--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information




      The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the chart, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart shown below reflects the maximum initial sales charge but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.



Maximum Sales Charge Initial Hypothetical Investment Amount Assumed Rate of Return
-------------------- -------------------------------------- ----------------------
       0.00%                       $10,000.00                         5%



     Cumulative Return                                      Hypothetical Year-
       Before Fees &   Annual Expense   Cumulative Return   End Balance After  Annual Fees &
Year     Expenses          Ratio      After Fees & Expenses  Fees & Expenses   Expenses (1)
---- ----------------- -------------- --------------------- ------------------ -------------
  1         5.00%           0.40%              4.60%            $10,460.00        $ 40.92
  2        10.25%           0.47%              9.34%            $10,933.84        $ 50.28
  3        15.76%           0.47%             14.29%            $11,429.14        $ 52.55
  4        21.55%           0.47%             19.47%            $11,946.88        $ 54.93
  5        27.63%           0.47%             24.88%            $12,488.07        $ 57.42
  6        34.01%           0.47%             30.54%            $13,053.78        $ 60.02
  7        40.71%           0.47%             36.45%            $13,645.12        $ 62.74
  8        47.75%           0.47%             42.63%            $14,263.24        $ 65.58
  9        55.13%           0.47%             49.09%            $14,909.37        $ 68.56
  10       62.89%           0.47%             55.85%            $15,584.76        $ 71.66

Total Gain After
  Fees & Expenses                                               $ 5,584.76
Total Annual Fees
  & Expenses                                                                      $584.66



  (1)Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

                     This page is intentionally left blank

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Fund's website
(www.columbiamanagement.com) include a description of the Fund's policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Fund's distributor or visiting the Fund's website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-547-1037
www.columbiamanagement.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling
1-202-942-8090.

Investment Company Act file number:


Columbia Funds Institutional Trust: 811-5857

.. CMG Strategic Equity Fund


--------------------------------------------------------------------------------


[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2006 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621


                                                             ILT-36/110537-1106

CMG SMALL CAP GROWTH FUND Prospectus, December 1, 2006


Advised by Columbia Management Advisors, LLC


      CMG Small Cap Growth Fund (the "Fund") is a series of Columbia Funds Institutional Trust. The Fund seeks to provide investors with long-term capital appreciation. The Fund invests primarily in smaller capitalization companies.



      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





[LOGO] Columbia Management/(R)/

Not FDIC Insured
-----------------
 May Lose Value
-----------------
No Bank Guarantee

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


INFORMATION ABOUT THE FUND.......................................................  3
             Investment Goal.....................................................  3
             Principal Investment Strategies.....................................  3
             Principal Investment Risks..........................................  3
             Performance History.................................................  5
             Your Expenses.......................................................  6
             Financial Highlights................................................  7
MANAGEMENT.......................................................................  8
LEGAL PROCEEDINGS................................................................  8
INFORMATION ABOUT YOUR INVESTMENT................................................ 10
        Your Account............................................................. 10
             Buying Shares....................................................... 10
             Selling Shares...................................................... 11
             Fund Policy on Trading of Fund Shares............................... 11
             Financial Intermediary Payments..................................... 13
             Pricing of Shares................................................... 13
        Distributions and Taxes.................................................. 14
             Income and Capital Gain Distributions............................... 14
             Tax Effect of Distributions and Transactions........................ 14
MORE ABOUT THE FUND.............................................................. 15
             Changes to Investment Objective and Temporary Investments........... 15
             Portfolio Turnover.................................................. 15
APPENDIX A....................................................................... 16

--------------------------------------------------------------------------------
INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

Investment Goal

      The Fund seeks to provide investors long-term capital appreciation.

Principal Investment Strategies


      Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index. As of October 31, 2006, companies with a market capitalization of $3.75 billion or less would be considered small cap. Most of the assets will be invested in U.S. common stocks the investment advisor expects to experience long-term, above average earnings growth. The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts ("derivatives"), and American Depositary Receipts. The Fund may also invest up to 20% of its total assets in equity securities of foreign issuers when consistent with the Fund's investment goal.

      The Fund may purchase derivative instruments, such as futures, options, swap contracts, and options on futures, to gain or reduce exposure to particular securities or segments of the equity markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or, in some cases, currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in the prices of certain securities held by the Fund, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of equity securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.


      In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.

Principal Investment Risks

      The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

      . Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

      . Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


      . Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.


      . Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

      . Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

      . Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


      . Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


      Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the Federal Deposit Insurance Corporation. You could lose money as a result of your investment in the Fund. Please see "MORE ABOUT THE FUND" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

      The bar chart and table below illustrate the Fund's annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The table compares the Fund's performance (before and after taxes) over time to that of two broad market indexes. The bar chart and table assume the reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.


                               Small Cap Growth Fund
                Year-By-Year Total Return As of 12/31 Each Year*

                                     [CHART]

1996   1997     1998   1999   2000   2001    2002    2003   2004    2005
----   ----     ----   ----   ----   ----    ----    ----   ----    ----
21.82% 21.93%  -1.05% 60.00% 4.03%  -13.80% -26.93% 44.44%  10.69%  18.16%

* The Fund's year-to-date total return as of September 30, 2006 was +6.67%.


Best Quarter:  4Q '99  51.50%
Worst Quarter: 3Q '01 -26.03%
-----------------------------


    Average Annual Total Returns As Of 12/31/05



                                     1 Year 5 Years 10 Years
------------------------------------------------------------
CMG Small Cap Growth Fund
 Return Before Taxes                 18.16%  3.54%   11.28%
 Return After Taxes on Distributions  4.95%  1.11%    4.81%
 Return After Taxes on Distributions 28.51%  2.98%    6.61%
   and Sale of Fund Shares
------------------------------------------------------------
Russell 2000 Index/(1)/               4.55%  8.22%    9.26%
Russell 2000 Growth Index/(2)/        4.15%  2.28%    4.69%
------------------------------------------------------------



    (1) The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

    (2) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


    The indexes reflect the reinvestment of dividends and distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts ("IRAs").

Your Expenses

      The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.


              The Fund does not charge a sales load or 12b-1 fee.



         --------------------------------------------------------------
         Fee Table

         Shareholder transaction fees
         (fees paid directly from your investment)                 None

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)

                 Management Fees                                  0.75%
                 Distribution and/or Service (12b-1) Fees          None
                 Other Expenses                                   0.48%

         Total Fund Operating Expenses                            1.23%
                 Expense waiver/reimbursement/(1)/              (0.43)%
         Net Expenses                                             0.80%
         --------------------------------------------------------------



    (1) Columbia and its affiliates have contractually agreed to waive fees and reimburse the Fund, until November 30, 2009, for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% annually of the Fund's average daily net assets.


    Expense Examples

    These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund's operating expenses remain constant as a percentage of net assets, and that all dividends and distributions are reinvested in the Fund. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


         1 year                   3 years                   5 years                   10 years
         ------                   -------                   -------                   --------
          $82                       $255                      $544                     $1,368


    See Appendix A for additional hypothetical investment and expense information.

Financial Highlights


      The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.

                             Small Cap Growth Fund



                                  Year Ended July 31,          Period Ended    Year Ended October 31,
                          --------------------------------       July 31,      ----------------------
                             2006        2005         2004       2003 (a)          2002        2001
                          -------     -------     --------     ------------    --------     --------
Net asset value,
 beginning of period..... $  6.57     $  5.07     $   4.62       $   3.67      $   4.41     $  18.78
                          -------     -------     --------       --------      --------     --------
Income from investment
 operations:
Net investment loss......   (0.02)(b)   (0.03)(b)    (0.03)(b)      (0.02)(b)     (0.02)(b)    (0.01)
Net realized and
 unrealized gain (loss)
 on investments..........    0.53(c)     1.53         0.48           0.97         (0.72)       (2.18)
                          -------     -------     --------       --------      --------     --------
 Total from investment
   operations............    0.51        1.50         0.45           0.95         (0.74)       (2.19)
                          -------     -------     --------       --------      --------     --------
Less distributions
 declared to
 shareholders:
 From net realized gains.   (5.05)(j)      --           --             --           -- (d)    (12.18)
                          -------     -------     --------       --------      --------     --------
Net asset value, end of
 period.................. $  2.03     $  6.57     $   5.07       $   4.62      $   3.67     $   4.41
                          =======     =======     ========       ========      ========     ========
Total return (e).........   10.46%(f)   29.59%        9.74%         25.89%(g)    (16.76)%     (28.84)%

Ratios/Supplemental data:
Net assets, end of
 period (000's).......... $40,183     $30,317     $292,028       $293,924      $227,874     $283,521
Ratio of net expenses to
 average net assets (h)..    1.09%       0.85%        0.79%          0.81%(i)      0.79%        0.82%
Ratio of net investment
 loss to average net
 assets (h)..............   (0.88)%     (0.61)%      (0.62)%        (0.55)%(i)    (0.49)%      (0.22)%
Waiver/reimbursement.....    0.21%         --           --             --            --           --
Portfolio turnover rate..     112%        119%         123%            89%(g)       120%         160%



    (a)The Fund changed its fiscal year end from October 31 to July 31.
    (b)Per share data was calculated using average shares outstanding during the period.
    (c)The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
    (d)Rounds to less than $0.01 per share.
    (e)Total return at net asset value assuming all distributions reinvested.
    (f)Had the investment advisor and/or transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.
    (g)Not annualized.
    (h)The benefits derived from custody credits had an impact of less than 0.01%.
    (i)Annualized.
    (j)Capital gain distributions were declared after significant shareholder redemptions reduced the size of the Fund.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

Investment Advisor


      Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.


      On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

Management Fees and Portfolio Manager


      For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Fund, not including pricing and bookkeeping and other fees paid to Columbia Advisors and/or Columbia Management by the Fund, amounted to 0.75% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended January 31, 2006.

      Wayne M. Collette, a vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since February, 2006. Mr. Collette has been associated with Columbia Advisors or its predecessors since 2001. Prior to 2001, Mr. Collette was an associate portfolio manager with Neuberger Berman from 1999 to 2001.

      George J. Myers, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since 2004. Prior to 2004, Mr. Myers was a portfolio manager and analyst with Dresdner RCM Global Investors from January 2000 to September 2004.


      The Statement of Additional Information provides additional information about the manager's compensation, other accounts managed and ownership of securities in the Fund.

--------------------------------------------------------------------------------
LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


      On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the

"NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and
Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements." The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March, 2004.

      Under the terms of the SEC Order, the Columbia Group agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

      Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

      As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

      A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

      In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

      On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

      On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

      On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

      On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

      In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

      This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.


--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

YOUR ACCOUNT

Buying Shares


      Shares in the Fund are available for purchase by institutional buyers seeking to invest in a diversified portfolio in a pooled environment, rather than purchase individual securities. Purchases of Fund shares may be made by two different methods, each of which is subject to minimum investment requirements described below.

      The Fund's minimum initial investment requirement for investors purchasing shares directly from Columbia is $3 million. The Fund may waive the investment minimum in its sole discretion. Subsequent investments in the Fund must be at least $2,500, however, purchase orders may be refused at the discretion of the Fund.

      You may also purchase Fund shares if you are an advisory client of Columbia Advisors or one of its affiliates and Columbia Advisors or one of its affiliates purchases shares for your account.
In order to invest in this manner you must have at least $1 million invested with Columbia Advisors or its affiliates. The minimum initial investment in this case is $25,000.

      If an advisory client of Columbia Advisors or one of its affiliates is governed by the rules and regulations promulgated under the Employee Retirement Income Security Act of 1974, any investment in the Fund will only be made after the investment has been approved by an independent fiduciary and certain conditions are satisfied. See the Statement of Additional Information for more detail.

      An advisory client with less than $10 million in assets managed by Columbia Advisors or one of its affiliates and who invests less than $3 million in the Fund may be charged an administrative account fee of $5,000 to cover the extra costs of servicing the account.

      The price for the Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.


Selling Shares

      You may sell shares at any time. Upon redemption you will receive the Fund's next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling a Columbia Advisors representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

      You may also sell shares by exchanging from the Fund into shares of another fund in the Trust. To exchange by telephone, call your Columbia Advisors representative or call 1-800-547-1037.

      The Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

Fund Policy on Trading of Fund Shares


      The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of the Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market-timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.


      The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund and also retains the right to modify these market timing policies at any time without prior notice.


      The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

      For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

      Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


      The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

      Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement service plan providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.


      The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

Financial Intermediary Payments

      The Funds' distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates having a selling, services or any similar agreement with the Funds' distributor or one of its affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Funds' distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Funds' distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Funds' distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. The financial arrangements may vary for each financial intermediary. Payments to another Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

      The Funds' distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

      Amounts paid by the Funds' distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or your Fund. You can find further details about the payments made by the Funds' distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Funds' distributor or its affiliates has agreed to make marketing support payments in your Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. As of the date of this Prospectus, the Fund's distributor and its affiliates have agreed to make marketing support payments to a single Bank of America affiliate and currently have no agreements to make such payments to other financial intermediaries. However, this may change in the future, and the Fund's distributor or its affiliates may enter into similar agreements with other financial intermediaries at any time without notice. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Funds' distributor and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


Pricing of Shares

      The Fund's investments are valued based on its market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. If a market value is not readily available, the Fund's investments will be fair valued pursuant to procedures established by and monitored by the Board of Trustees.

      If applicable to the Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, Columbia Advisors determines that a particular event would materially affect the Fund's NAV, then, Columbia Advisors under the general supervision of the Board of Trustees, will use all relevant information available to it to determine a fair value for the affected portfolio securities.

      The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

DISTRIBUTIONS AND TAXES

Income and Capital Gain Distributions

      The Fund pays its shareholders dividends from its net investment income and generally distributes substantially all of its net realized capital gains to shareholders at least annually. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the dividend or capital gain distribution in cash.

Tax Effect of Distributions and Transactions


      The dividends and other distributions of the Fund are taxable to shareholders, unless your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income. Distributions are taxable to you, even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid).


      In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Dividends that are "qualified dividend income" (as defined in the Internal Revenue Code) are eligible for a reduced rate of tax. Distributions of long-term capital gains generally are taxable as such, regardless of how long you have held your fund shares.


      Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

      Long-term capital gains rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before January 1, 2011.


      Each year, the Fund will send you information detailing the amount of ordinary income, capital gains, and qualified dividend income distributed to you for the previous year. The sale of shares in your account may produce gain or loss and generally is a taxable event. For tax purposes, an exchange of shares of the Fund for another fund managed by the Advisor is treated as a sale of shares.

      Your investment in the Fund could have additional tax consequences. Please consult your tax professional for assistance as to the possible application of foreign, state, and local tax laws to your investment in the Fund.

--------------------------------------------------------------------------------
MORE ABOUT THE FUND
--------------------------------------------------------------------------------

Changes to Investment Objective and Temporary Investments

      The investment objective of the Fund may be changed by the Board of Trustees, without shareholder approval, upon 30 days written notice. Additionally, under adverse market conditions, the Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse economic or market conditions. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

Portfolio Turnover

      The Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases the Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from the Fund's performance. Additionally, due to the institutional nature of the shareholders in the Fund, redemption requests are frequently large. In order to satisfy such redemption requests, the Fund may be forced to sell securities with built in capital gains that will be taxable to shareholders.

--------------------------------------------------------------------------------
APPENDIX A
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information


      The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the chart, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart shown below reflects the maximum initial sales charge but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.



Maximum Sales Charge Initial Hypothetical Investment Amount Assumed Rate of Return
-------------------- -------------------------------------- ----------------------
       0.00%........               $10,000.00                         5%


            Cumulative Return                                           Hypothetical Year-
              Before Fees &        Annual Expense   Cumulative Return   End Balance After  Annual Fees &
Year            Expenses               Ratio      After Fees & Expenses  Fees & Expenses    Expenses/1/
  ----      -----------------      -------------- --------------------- ------------------ -------------
 1                 5.00%                0.80%              4.20%            $10,420.00       $   81.68
 2                10.25%                0.80%              8.58%            $10,857.64       $   85.11
 3                15.76%                0.80%             13.14%            $11,313.66       $   88.69
 4                21.55%                1.23%             17.40%            $11,740.19       $  141.78
 5                27.63%                1.23%             21.83%            $12,182.79       $  147.13
 6                34.01%                1.23%             26.42%            $12,642.08       $  152.67
 7                40.71%                1.23%             31.19%            $13,118.69       $  158.43
 8                47.75%                1.23%             36.13%            $13,613.26       $  164.40
 9                55.13%                1.23%             41.26%            $14,126.48       $  170.60
 10               62.89%                1.23%             46.59%            $14,659.05       $  177.03

Total Gain After Fees and Expenses
                                                                            $ 4,659.05

Total Annual Fees and Expenses
                                                                                             $1,367.52



    1 Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

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                                      17

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                                      18

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                                      19

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.
The Statement of Additional Information and the Fund's website
(www.columbiamanagement.com) include a description of the Fund's policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor or visiting the Fund's website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621


www.columbiamanagement.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Institutional Trust: 811-5857
..   CMG Small Cap Growth Fund (formerly named CMG Small Cap Fund)

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2006 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621

                                                             ILT-36/114943-1106

--------------------------------------------------------------------------------

                            CMG CORE PLUS BOND FUND
                              CMG CORE BOND FUND
                          CMG INTERMEDIATE BOND FUND
                           CMG SHORT TERM BOND FUND
                        CMG ULTRA SHORT TERM BOND FUND
                           CMG GOVERNMENT BOND FUND
                 CMG MORTGAGE AND ASSET-BACKED SECURITIES FUND
                              CMG HIGH YIELD FUND
                          CMG INTERNATIONAL BOND FUND
               Portfolios of Columbia Funds Institutional Trust

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                               December 1, 2006


      This Statement of Additional Information contains information relating to Columbia Funds Institutional Trust (the "Trust") and nine portfolios of the
Trust: CMG Core Plus Bond Fund, CMG Core Bond Fund, CMG Intermediate Bond Fund, CMG Short Term Bond Fund, CMG Ultra Short Term Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG High Yield Fund and CMG International Bond Fund (each a "Fund", together the "Funds").


      This Statement of Additional Information ("SAI") is not a Prospectus. It relates to the Prospectus dated December 1, 2006, as supplemented from time to time (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling your Columbia Advisors representative.

      The most recent Annual Report to shareholders of CMG Core Bond, CMG Short Term Bond, CMG Ultra Short Term Bond, and CMG High Yield Funds, is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information. The remaining series of the CMG Fund Trust, predecessors to the Funds, have not yet commenced operations and, thus, no annual reports are available for these series.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


DESCRIPTION OF THE FUNDS.............................. 3.

MANAGEMENT........................................... 35

DISCLOSURE OF PORTFOLIO INFORMATION.................. 57

INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES 59

PORTFOLIO TRANSACTIONS............................... 63

CAPITAL STOCK AND OTHER SECURITIES................... 67

PURCHASE, REDEMPTION AND PRICING OF SHARES........... 68

CUSTODIAN............................................ 70

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM........ 71

TAXES................................................ 71

SHAREHOLDER LIABILITY................................ 78

SHAREHOLDER MEETINGS................................. 79

FINANCIAL STATEMENTS................................. 79

APPENDIX I........................................... 80

--------------------------------------------------------------------------------
                           DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------


      The Trust, a business trust recently organized under the laws of the Commonwealth of Massachusetts, is registered with the Securities and Exchange Commission (the "SEC") as an open-end, management investment company. The Trust is comprised of separate portfolios, each of which is treated as a separate fund. 19 portfolios are established under the Trust with differing investment goals, policies and restrictions: the Funds, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small/Mid Cap Fund, CMG Small Cap Value Fund, CMG International Stock Fund, CMG Small Cap Growth Fund, and CMG Strategic Equity Fund. With the exception of the International Bond Fund, Mortgage and Asset-Backed Securities Fund and Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. Because the International Bond Fund, the Mortgage and Asset-Backed Securities Fund and Core Plus Bond Fund may invest in a relatively small number of issuers, they will be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be. The investment Advisor for each of the Funds is Columbia Management Advisors, LLC (the "Advisor"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Advisor.

      Prior to March 27, 2006 (the "Fund Reorganization Date"), the Funds were organized as separate portfolios of CMG Fund Trust (each, a "Predecessor Fund" and, collectively, "Predecessor Funds"), an Oregon business trust organized in 1989 (the "Predecessor Trust"). The information provided for each Fund in this SAI for periods prior to the Fund Reorganization Date relates to its Predecessor Fund; the information provided for the Trust in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Trust.


INVESTMENT OBJECTIVES, POLICIES AND RISKS


      The investment objectives and principal investment strategies and policies of each Fund are described in the Prospectus. None of the Funds' investment objectives may be changed without a vote of its outstanding voting securities. There is no assurance that a Fund will achieve its investment objective(s). What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. Because the Core Plus Bond Fund only invests principally in the other Funds, references to "a Fund" or "the Funds" when discussing securities that may be purchased or an investment technique that may be engaged in exclude the Core Plus Bond Fund (except the Fund may invest in short-term paper and U.S. Government securities). To determine whether a Fund purchases such securities or engages in such practices, and to what extent, see "Chart of Securities and Investment Practices" at the end of this "INVESTMENT OBJECTIVES, POLICIES AND RISKS" section below.


Corporate Debt Securities

      These include corporate bonds, debentures, notes, convertible securities and other similar corporate debt instruments. The following is a description of the bond ratings used by Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's, a division of the McGraw-Hill Companies, Inc., ("S&P"). Subsequent to its purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of the security from a Fund's portfolio, but the Advisor will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio.

      Bond Ratings. Moody's -- The following is a description of Moody's bond ratings:

      Aaa - Best quality; smallest degree of investment risk.

      Aa - High quality by all standards; Aa and Aaa are known as high-grade bonds.

      A - Many favorable investment attributes; considered upper medium-grade obligations.

      Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

      Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

      B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

      S&P -- The following is a description of S&P's bond ratings:

      AAA - Highest rating; extremely strong capacity to pay principal and interest.

      AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

      A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

      Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

      BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

      B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

      CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

      Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

High Yield Securities ("Junk Bonds")

      Investment in securities rated below investment grade (i.e., rated Ba or lower by Moody's or BB or lower by S&P) are described as "speculative" by both Moody's and S&P ("high yield securities" or "junk bonds"). An investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of high quality debt securities.


      High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.


      The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Advisor seeks to minimize the risks of investing in high yield securities through diversification, in-depth credit analysis and attention to current developments and trends in both the economy and financial markets.

      The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisor does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Advisor deems it in the best interest of shareholders.

Convertible Securities

      A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

      Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

      The convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Foreign Securities

      Foreign debt securities purchased by Funds permitted to purchase such securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

      Investing in foreign debt securities involve certain risks such as:

  .   interest rate risk,

  .   credit risk,

  .   exchange rate risk/currency fluctuations, and

  . political, economic and social instability in the country of the issuer, such as expropriation of assets or nationalization of industries.


      As a result, the foreign debt securities held by a Fund may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. The prices of foreign securities denominated in foreign currency are affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in developing or less developed countries (which are sometimes referred to as emerging markets), could cause rapid and extreme changes in the value of a Fund's assets. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where a Fund may invest are not as politically or economically developed as the United States. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Funds holding foreign securities.


      To the extent a Fund can invest in foreign securities, a portion of a Fund's investments, particularly in the case of the International Bond Fund, may be held in the foreign currency of the country where the investment is made. These securities are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency trends are unpredictable.

      Another risk of investing in foreign securities is that additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

      Securities traded in countries with emerging securities markets may be subject to risks in addition to the risks typically posed by global investing due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and political and economic instability. Investments in these countries are subject to severe and abrupt price declines. Certain countries have experienced hyperinflation and devaluation of their currencies versus the U.S. dollar, which have adversely affected returns to U.S. investors. In addition, securities of issuers located in these markets may present credit, currency, liquidity, legal, political and other risks different from risks associated with investing in developed countries.


      The Funds may also invest in mortgage-backed securities issued or guaranteed by foreign government entities.

      Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of a Fund's income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Bank Obligations

      Bank obligations in which each of the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

      Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

      Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

      Commercial Paper Ratings. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's, respectively.

      Commercial paper rated A1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

      Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Foreign Currency Transactions

      To the extent a Fund invests in foreign securities, it may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. The Fund may engage in these transactions to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of foreign securities. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the portfolio from adverse currency movements, based on the Advisor's outlook, and a Fund might be expected to enter into such contracts in the following circumstances:

      Lock In. When management desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

      Cross Hedge. If a currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of that Fund's portfolio holdings denominated in the currency sold.

      Direct Hedge. If the Advisor wants to eliminate substantially all of the risk of owning a particular currency, or if the Advisor believes the portfolio may benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the bond.

      Proxy Hedge. The Advisor might choose to use a proxy hedge, which is usually less costly than a direct hedge. In this case, a Fund, having purchased a bond, will sell a currency whose value is believed to be closely linked to the currency in which the bond is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of bonds denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and because the relationships can be very unstable at times.

      Forward contracts involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency moves may not occur exactly as the Advisor expected, so use of forward contracts could adversely affect a Fund's total return.

      Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if a Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

      Hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead these costs will, over time, be reflected in a Fund's net asset value per share.

      Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the "Code"). These provisions could result in an increase or decrease in the amount of taxable dividends paid by a Fund and could affect whether distributions paid by that Fund are classified as capital gains or ordinary income.

U.S. Government Securities

      Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

      Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories--bills, notes, and bonds--distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

      Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

      Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.

      Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Funds to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their price volatility, affecting the price volatility of a Fund's shares.

      Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.


      FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation's stock is owned by savings institutions across the U.S. and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

      FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government. FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.


      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/services and poolers, the Advisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")

      CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

      In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      A Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by that Fund.

Other Mortgage-Backed Securities

      The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities

      The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with a Fund's investment objectives and policies, the Mortgage and Asset-Backed Securities Fund will, and the other Funds may, invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

      Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. None of the Funds will pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


Floating or Variable Rate Securities

      Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by a Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by that Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Participations and Assignments

      Each Fund may purchase participations in loans to corporations or governments, including governments of less-developed countries. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower or government, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service such as Moody's or S&P.

      A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, a Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments in such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated.

      Loan participations and assignments may not be readily marketable and may be subject to restrictions on resale. Investments in loans through direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. If a loan is foreclosed, for example, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Lending of Portfolio Securities


      Each Fund may lend securities to a broker-dealer or institutional investor for the investor's use in connection with short sales, arbitrage, or other securities transactions. Lending of a Fund's portfolio securities will be made (if at all) in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it. The principal risk of a transaction involving the lending of portfolio securities is the potential insolvency of the broker-dealer or other borrower.


      Management of the Funds understands that it is the view of the Staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100% collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) a Fund must be able to terminate the loan, after notice, at any time; (4) a Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Derivative Instruments

      In pursuing its investment objective each Fund may purchase and sell (write) both put options and call options on securities and securities indexes, and may enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of its overall investment strategies. In addition, the International Bond Fund may also purchase and sell foreign currency futures contracts and related options. The International Bond Fund may purchase and sell such foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The International Bond Fund may also enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, future contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with a Fund's investment objective and does not violate the Fund's investment restrictions.

      The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

      A Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

      Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

      An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

      A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets, in an amount equal to the contract value of the index, determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees. A call option is also covered if the Fund holds a call on the same security or index as the call written in which the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets that are determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees and that are equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written in which the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees.

      If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Before the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

      A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. Before exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

      The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options when the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

      Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, when a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

      There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without being exercised. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

      Foreign Currency Options. The International Bond Fund, and to a lesser extent the other Funds, may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

      Futures Contracts and Options on Futures Contracts. Each Fund may invest in interest rate futures contracts and options thereon, and the International Bond Fund may also invest in foreign currency futures contracts and options thereon.

      An interest rate, foreign currency, or index futures contract provides for the future sale by one party and the future purchase by another party of a specified quantity of a financial instrument, foreign currency, or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including the S&P 500, the S&P Midcap 400, the Nikkei 225, the NYSE composite, U.S. Treasury notes, GNMA Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the French franc, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

      A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.



      A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

      When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in the value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions.

      A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes the capital loss. The transaction costs must also be included in these calculations.

      A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options when the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

      Limitations on Use of Futures and Futures Options. In general, each Fund intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of that Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

      When purchasing a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures approved by the Board of Trustees, that when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by a Fund.

      When selling a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets that are determined to be liquid by the Advisor in accordance with procedures approved by the Board of Trustees and that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based) or by holding a call option permitting that Fund to purchase the same futures contract at a price no higher than the price of the contract written by that Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

      When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures approved by the Board of Trustees and that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting a Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by that Fund.

      When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets that are determined to be liquid by the Advisor in accordance with procedures approved by the Board of Trustees and that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by that Fund.

      To the extent that securities with maturities greater than one year are used to segregate assets to cover that Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus the use of a longer term security may require a Fund to hold offsetting short-term securities to balance that Fund's portfolio such that the Fund's duration does not exceed the maximum permitted in the Fund's Prospectus.

      The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options, or forward contracts. See "Taxes."

      Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. Thus the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets, and the participation of speculators in such markets.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Many options on securities, futures contracts, options on futures contracts, and options on currencies purchased or sold by the Fund will be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal, and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.


Swap Agreements (Swaps, Caps, Collars and Floors)

      The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a ''notional principal amount,'' in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security a basket of securities or an index.

      The Funds may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection ''buyer'' in a credit default contract is generally obligated to pay the protection ''seller'' an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the ''par value'' (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

      Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or ''earmark'' cash or assets determined to be liquid by Columbia in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or ''earmark'' cash or assets determined to be liquid by Columbia in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or ''earmarking'' will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund's portfolio. Such segregation or ''earmarking'' will not limit the Fund's exposure to loss.

      Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

      Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.


When-Issued, Delayed Delivery and Forward Commitment Transactions

      Each of the Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When-issued, delayed delivery or forward commitment transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. When such purchases are outstanding, a Fund will segregate cash or other liquid assets, determined in accordance with procedures approved by the Board of Trustees, in an amount equal to or greater than the purchase price. The securities so purchased are subject to market fluctuation and at the time of delivery of the securities the value may be more or less than the purchase price. Generally, no income or interest accrues on the securities a Fund has committed to purchase prior to the time delivery of the securities is made. A Fund may earn income, however, on securities it has segregated. Subject to the segregation requirement, a Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis without limit. A Fund's net asset value may be subject to increased volatility if the Fund commits a large percentage of its assets to the purchase of securities on this basis.

Reverse Repurchase Agreements

      In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements.

Illiquid Securities

      No illiquid securities will be acquired by a Fund if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which a Fund may invest will be considered illiquid:
(1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions);
(3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.


      Each of the Funds may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A of the Securities Act of 1933 ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus not subject to the Funds' 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, a Fund's advisor determines the liquidity of Rule 144A securities and, through reports from the advisor, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, a Fund's liquidity could be adversely affected to the extent it is invested in such securities.


Dollar Roll Transactions

      A Fund may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at an agreed price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.


      A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its purchase obligations under the transactions.


      Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging that Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

      The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty might be restricted. Additionally, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security.

Borrowing

      A Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As previously noted, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Short Sales

      A Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

      When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

      If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.


      To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Advisor in accordance with procedures approved by the Board of Trustees. None of the Funds intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of a Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.


Investments in Small and Unseasoned Companies

      Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Zero Coupon and Pay-in-Kind Securities

      A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. A Fund accrues income on these securities prior to the receipt of cash payments. The Funds intend to distribute substantially all of their income to their shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Duration and Portfolio Turnover

      A Fund's average portfolio duration will vary based on the Advisor's forecast for interest rates. Under normal market conditions, the following Funds will maintain an average portfolio duration as set forth below.

    International Bond Fund    Not to exceed seven years
    Intermediate Bond Fund     1.5 years plus or minus duration of Lehman
                               Brothers Intermediate Government/Credit Index
    Ultra Short Term Bond Fund 1 year or less

      There are no limitations on the average portfolio duration for the other Funds. Securities will be selected on the basis of the Advisor's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average portfolio duration of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired duration range. This may result in a greater level of realized capital gains and losses than if a Fund held all securities to maturity.

      A change in the securities held by a Fund is known as "portfolio turnover." The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the securities owned by a Fund during the particular fiscal year. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, such as brokerage commissions or dealer mark-ups and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains.


Chart of Securities and Investment Practices/1/

      Set forth below is a chart detailing the specific securities and investment practices for the Funds. Each of the practices engaged in by the Funds is discussed in detail in the sections of this Statement of Additional Information preceding this chart.



                            Mortgage
                           and Asset-                           Short
                     Gov't   Backed   High  Int'l Core Intermed Term  Ultra Short
                     Bond  Securities Yield Bond  Bond   Bond   Bond   Term Bond
                     Fund     Fund    Fund  Fund  Fund   Fund   Fund     Fund
---------------------------------------------------------------------------------
Investment Grade      +        +        O     +    +      +      +        +
Securities
---------------------------------------------------------------------------------
High Yield/Non-       NA       NA       +     +    NA     NA     NA       NA
Investment Grade
Securities
---------------------------------------------------------------------------------
U.S. Government       +        +        *     *    +      *      +        +
Securities
---------------------------------------------------------------------------------
Foreign Government    NA       NA       O     +    NA     NA     NA       NA
Securities
---------------------------------------------------------------------------------
Domestic Bank         *        *        *     *    *      *      *        +
Obligations
---------------------------------------------------------------------------------
Commercial Paper      *        *        *     *    *      *      *        +
---------------------------------------------------------------------------------
Mortgage Backed       +        +        O     O    +      O      +        +
Securities
---------------------------------------------------------------------------------
CMOs                  +        +        O     O    +      O      +        +
---------------------------------------------------------------------------------
Asset Backed          +        +        O     O    +      O      +        +
Securities
---------------------------------------------------------------------------------
Floating or Variable  +        O        O     +    +      +      +        +
Rate
---------------------------------------------------------------------------------

                     Mortgage
                    and Asset-                                 Short
             Gov't    Backed   High    Int'l   Core   Intermed Term   Ultra Short
             Bond   Securities Yield   Bond    Bond     Bond   Bond    Term Bond
             Fund      Fund    Fund    Fund    Fund     Fund   Fund      Fund
---------------------------------------------------------------------------------
Loan           O        O        O       O       O       O       O        +
Transactions
---------------------------------------------------------------------------------
Options        +        +        O       +       +       +       +        +
---------------------------------------------------------------------------------
Financial      +        +        O       +       +       +       +        +
Futures
---------------------------------------------------------------------------------
Foreign        NA       NA     O, 10% +, 100%   25%      NA      O       10%
Fixed                                         (total
Income                                        assets)
Securities
---------------------------------------------------------------------------------
Currency
Contracts
---------------------------------------------------------------------------------
Hedging        NA       NA       O       +      NA       NA      NA       NA
---------------------------------------------------------------------------------
Speculation    NA       NA       NA     NA      NA       NA      NA       NA
---------------------------------------------------------------------------------
Repurchase     *        *        *       *       *       *       *        *
Agreements
---------------------------------------------------------------------------------
Restricted/  O, 10%   O, 10%   O, 10% O, 10%  O, 10%   O, 10%  O, 10%   O, 10%
Illiquid
(excluding
144A from
definition
of illiquid)
---------------------------------------------------------------------------------
Convertible    O        O        O       O       O       O       O        O
Securities
---------------------------------------------------------------------------------
Dollar Roll    +        +        O       O       +       O       +        +
Transactions
---------------------------------------------------------------------------------
Swap           NA       +        +       +       +       +       +        +
Agreements
---------------------------------------------------------------------------------
When-Issued    O        +        O       O       O       O       O        O
Securities
---------------------------------------------------------------------------------
Zero           O        O        O       O       O       O       O        O
Coupon/
Pay in Kind
---------------------------------------------------------------------------------
Borrowing    33.3%    33.3%    33.3%   33.3%   33.3%   33.3%   33.3%    33.3%
---------------------------------------------------------------------------------



       +       Permitted - Part of principal investment strategy
       X       Not permitted either as a non-fundamental or fundamental policy
       O       Permitted - Not a principal investment strategy
       *       Temporary Investment or cash management purposes
       %       Percentage of net assets (unless total assets specified) that fund may invest
       NA      Non-Fundamental policy/not part of investment strategy - A Fund will not engage in without notice to shareholders

       1 Because the Core Plus Bond Fund only invests in each of the other Funds listed in this chart, it may engage in any of these investment practices to the extent it is invested in a Fund which purchases that security or engages in that investment practice.

INVESTMENT RESTRICTIONS

      The following is a list of fundamental investment restrictions applicable to each Fund. The Trust may not change these restrictions without a majority vote of the outstanding securities of the applicable Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. With the exception of the International Bond Fund, Mortgage and Asset-Backed Securities Fund, and the Core Plus Bond Fund, which are non-diversified funds, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

CMG Core Plus Bond Fund

      The following is a list of non-fundamental investment restrictions applicable to the CMG Core Plus Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

      1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

      2. Invest in companies for the purpose of exercising control or management.

CMG Core Bond Fund

      The following is a list of non-fundamental investment restrictions applicable to the CMG Core Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

      1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS" for a complete discussion of illiquid securities.

CMG Intermediate Bond Fund

      The following is a list of non-fundamental investment restrictions applicable to the CMG Intermediate Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

      1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

      2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      3. Invest in companies for the purpose of exercising control or management.

CMG Short Term Bond Fund

      The following is a list of non-fundamental investment restrictions applicable to the CMG Short Term Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

      1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS" for a complete discussion of illiquid securities.

CMG Ultra Short Term Bond Fund

      The following is a list of non-fundamental investment restrictions applicable to the CMG Ultra Short Term Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

      1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS" for a complete discussion of illiquid securities.

CMG Government Bond Fund

      The following is a list of non-fundamental investment restrictions applicable to the CMG Government Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

      1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

      2. Invest in companies for the purpose of exercising control or management.

CMG Mortgage and Asset-Backed Securities Fund

      The following is a list of non-fundamental investment restrictions applicable to the CMG Mortgage and Asset-Backed Securities Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

      1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

      2. Invest in companies for the purpose of exercising control or management.

CMG International Bond Fund

      The following is a list of non-fundamental investment restrictions applicable to the CMG International Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

      The Fund may not:

      1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

      2. Invest in companies for the purpose of exercising control or management.

--------------------------------------------------------------------------------
                                  MANAGEMENT
--------------------------------------------------------------------------------

      The Trust is managed under the general supervision of the Trustees of the Trust, who have responsibility for overseeing decisions relating to the investment policies and goals of the Funds. The names, addresses and ages of the Trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each Trustee serves for an indefinite term until the date the Trustee resigns, retires or is removed in accordance with the bylaws of the Trust. There is no family relationship between any of the Trustees.


      Columbia Management Advisors, LLC (the "Advisor"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Prior to the Fund Reorganization Date, the Advisor served as an investment advisor to the Predecessor Funds. The Advisor is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. The Advisor is a direct wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which is an indirect wholly owned subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. The Advisor, a registered investment advisor, has been an investment advisor since 1995.


      On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into the Advisor (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, the Advisor is now the investment advisor to the Funds.

      The "Columbia Fund Complex" includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.

Trustees and Officers

      Information regarding the Trustees and officers of the Funds together with their principal business occupations during the last five years (their titles may have varied during that period) is shown below. Unless otherwise noted, the address for each Trustee and officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111. Each Trustee and each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.


                                                                              Number of
                                                                            Portfolios in
                                                                              Columbia
                                              Year First      Principal         Fund
                                              Elected or    Occupation(s)      Complex          Other
                                              Appointed      During Past      Overseen      Directorships
Name and Year of Birth  Position with Funds  to Office(1)    Five Years      by Trustee        Held(2)
---------------------- --------------------- ------------ ----------------- ------------- ------------------
Disinterested Trustee

Thomas C. Theobald          Trustee and          1996     Partner and            75       Anixter
(Born 1937)            Chairman of the Board              Senior Advisor,                 International
                                                          Chicago Growth                  (network
                                                          Partners (private               support
                                                          equity investing)               equipment
                                                          since September,                distributor);
                                                          2004; Managing                  Ventas, Inc. (real
                                                          Director, William               estate investment
                                                          Blair Capital                   trust); Jones
                                                          Partners (private               Lang LaSalle
                                                          equity investing)               (real estate
                                                          from September,                 management
                                                          1994 to                         services); Ambac
                                                          September, 2004.                Financial Group
                                                                                          (financial
                                                                                          guaranty
                                                                                          insurance)

                                                                         Number of
                                                                       Portfolios in
                                                                         Columbia
                                 Year First                                Fund
                       Position  Elected or                               Complex
                         with    Appointed    Principal Occupation(s)    Overseen            Other
Name and Year of Birth  Funds   to Office(1)  During Past Five Years    by Trustee   Directorships Held(2)
---------------------- -------- ------------ ------------------------- ------------- ---------------------
 Disinterested
 Trustees

 Douglas A. Hacker     Trustee      1996     Independent business           75        Nash Finch Company
 (Born 1955)                                 executive since May,                     (food distributor);
                                             2006; Executive Vice                     Aircastle Limited
                                             President -- Strategy of                 (aircraft leasing)
                                             United Airlines (airline)
                                             from December, 2002 to
                                             May, 2006; President of
                                             UAL Loyalty Services
                                             (airline marketing
                                             company) from
                                             September, 2001 to
                                             December, 2002;
                                             Executive Vice President
                                             and Chief Financial
                                             Officer of United
                                             Airlines from July, 1999
                                             to September, 2001.
 Janet Langford Kelly  Trustee      1996     Deputy General                 75        None
 (Born 1957)                                 Counsel-Corporate Legal
                                             Services, ConocoPhillips
                                             (integrated petroleum
                                             company) since August,
                                             2006; Partner, Zelle,
                                             Hofmann, Voelbel,
                                             Mason & Gette LLP (law
                                             firm) from March, 2005
                                             to July, 2006; Adjunct
                                             Professor of Law,
                                             Northwestern University,
                                             from September, 2004 to
                                             June, 2006; Director,
                                             UAL Corporation
                                             (airline) from February,
                                             2006 to July, 2006; Chief
                                             Administrative Officer
                                             and Senior Vice
                                             President, Kmart Holding
                                             Corporation (consumer
                                             goods), from September,
                                             2003 to March, 2004;
                                             Executive Vice President-
                                             Corporate Development
                                             and Administration,
                                             General Counsel and
                                             Secretary, Kellogg
                                             Company (food
                                             manufacturer), from
                                             September, 1999 to
                                             August, 2003.


                                                                          Number of
                                                                        Portfolios in
                                                                          Columbia
                                 Year First                                 Fund
                       Position  Elected or                                Complex
                         with    Appointed    Principal Occupation(s)     Overseen            Other
Name and Year of Birth  Funds   to Office(1)  During Past Five Years     by Trustee   Directorships Held(2)
---------------------- -------- ------------ -------------------------- ------------- ---------------------
  Disinterested
  Trustees
  Richard W. Lowry     Trustee      1995     Private Investor since          77               None
  (Born 1936)                                August, 1987 (formerly
                                             Chairman and Chief
                                             Executive Officer, U.S.
                                             Plywood Corporation
                                             (building products
                                             manufacturer) until 1987).
  Charles R. Nelson    Trustee      1981     Professor of Economics,         75               None
  (Born 1942)                                University of
                                             Washington since
                                             January, 1976; Ford and
                                             Louisa Van Voorhis
                                             Professor of Political
                                             Economy, University of
                                             Washington, since
                                             September, 1993;
                                             Director, Institute for
                                             Economic Research,
                                             University of
                                             Washington from
                                             September, 2001 to
                                             June, 2003; Adjunct
                                             Professor of Statistics,
                                             University of
                                             Washington since
                                             September, 1980;
                                             Associate Editor, Journal
                                             of Money Credit and
                                             Banking since
                                             September, 1993;
                                             consultant on
                                             econometric and
                                             statistical matters.

  John J. Neuhauser    Trustee      1985     University Professor,           77               None
  (Born 1943)                                Boston College since
                                             November, 2005;
                                             Academic Vice President
                                             and Dean of Faculties,
                                             Boston College from
                                             August, 1999 to
                                             October, 2005.

  Patrick J. Simpson   Trustee      2000     Partner, Perkins Coie           75               None
  (Born 1944)                                L.L.P. (law firm).

  Thomas E. Stitzel    Trustee      1998     Business Consultant             75               None
  (Born 1936)                                since 1999; Chartered
                                             Financial Analyst.

                                                                        Number of
                                                                      Portfolios in
                                                                        Columbia
                                 Year First                               Fund
                       Position  Elected or                              Complex
                         with    Appointed   Principal Occupation(s)    Overseen             Other
Name and Year of Birth  Funds   to Office(1) During Past Five Years    by Trustee    Directorships Held(2)
---------------------- -------- ------------ ------------------------ ------------- ------------------------
 Disinterested
 Trustees
 Anne-Lee Verville     Trustee      1998     Retired since 1997            75       Chairman of the Board
 (Born 1945)                                 (formerly General                      of Directors, Enesco
                                             Manager, Global                        Group,Inc. (producer of
                                             Education Industry, IBM                giftware and home and
                                             Corporation (computer                  garden decor products)
                                             and technology) from
                                             1994 to 1997).

 Interested Trustee

 William E. Mayer(3)   Trustee      1994     Partner, Park Avenue          75       Lee Enterprises (print
 (Born 1940)                                 Equity Partners (private               media), WR Hambrecht
                                             equity) since February,                + Co. (financial service
                                             1999; Dean and                         provider); Reader's
                                             Professor, College of                  Digest (publishing)
                                             Business, University of
                                             Maryland, 1992 to 1996.

--------
(1)The date shown is the earliest date on which a trustee was elected or appointed to the board of a Fund in the Columbia Fund Complex.

(2)Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3)Mr. Mayer is an "interested person" (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or clients advised by the Advisor or its affiliates.

                                               Year First
                                               Elected or
Name, Year of Birth and                        Appointed  Principal Occupation(s) During
Address                  Position with Funds   to Office  Past Five Years
----------------------- ---------------------- ---------- ---------------------------------------------
Officers

Christopher L. Wilson   President                 2004    Head of Mutual Funds since August, 2004
(Born 1957)                                               and Managing Director of the Advisor since
                                                          September, 2005; President and Chief
                                                          Executive Officer, CDC IXIS Asset
                                                          Management Services, Inc. (investment
                                                          management) from September, 1998 to
                                                          August, 2004.

James R. Bordewick, Jr. Senior Vice President,    2006    Associate General Counsel, Bank of America
(Born 1959)             Secretary and Chief               since April, 2005; Senior Vice President and
                        Legal Officer                     Associate General Counsel, MFS Investment
                                                          Management (investment management)
                                                          prior to April, 2005.

J. Kevin Connaughton    Senior Vice President,    2000    Managing Director of the Advisor since
(Born 1964)             Chief Financial                   February, 1998.
                        Officer and Treasurer

Mary Joan Hoene         Senior Vice President     2004    Senior Vice President and Chief Compliance
(Born 1949)             and Chief                         Officer of various funds in the Columbia
100 Federal Street      Compliance Officer                Fund Complex; Partner, Carter, Ledyard &
Boston, MA 02110                                          Milburn LLP (law firm) from January, 2001
                                                          to August, 2004.

Michael G. Clarke       Chief Accounting          2004    Managing Director of the Advisor since
(Born 1969)             Officer and Assistant             February, 2001.
                        Treasurer

Stephen T. Welsh        Vice President            1996    President, Columbia Management Services,
(Born 1957)                                               Inc. since July, 2004; Senior Vice President
                                                          and Controller, Columbia Management
                                                          Services, Inc. prior to July, 2004.

Jeffrey R. Coleman      Deputy Treasurer          2004    Group Operations Manager of the Advisor
(Born 1969)                                               since October, 2004; Vice President of CDC
                                                          IXIS Asset Management Services, Inc.
                                                          (investment management) from August,
                                                          2000 to September, 2004.

Joseph F. DiMaria       Deputy Treasurer          2004    Senior Compliance Manager of the Advisor
(Born 1968)                                               since January, 2005; Director of Trustee
                                                          Administration of the Advisor from May,
                                                          2003 to January, 2005; Senior Audit
                                                          Manager, PricewaterhouseCoopers
                                                          (independent registered public accounting
                                                          firm) from July, 2000 to April, 2003.

Ty S. Edwards           Deputy Treasurer          2004    Vice President of the Advisor since 2002;
(Born 1966)                                               Assistant Vice President and Director, State
                                                          Street Corporation (financial services) prior
                                                          to 2002.

                                            Year First
                                            Elected or
Name, Year of Birth and                     Appointed  Principal Occupation(s) During
Address                 Position with Funds to Office  Past Five Years
----------------------- ------------------- ---------- ----------------------------------------------
 Officers

 Marybeth C. Pilat      Assistant Treasurer    2006    Vice President, Mutual Fund Valuation of the
 (Born 1968)                                           Advisor since January, 2006; Vice President,
                                                       Mutual Fund Accounting Oversight of the
                                                       Advisor prior to January, 2006.

 Philip N. Prefontaine  Assistant Treasurer    2006    Vice President, Mutual Fund Reporting of the
 (Born 1948)                                           Advisor since November, 2004; Assistant Vice
                                                       President of CDC IXIS Asset Management
                                                       Services, Inc. (investment management) prior
                                                       to November, 2004.

 Keith E. Stone         Assistant Treasurer    2006    Vice President, Trustee Reporting of the
 (Born 1974)                                           Advisor since September, 2003; Manager,
                                                       Investors Bank & Trust Company (financial
                                                       services) from December, 2002 to September
                                                       2003; Audit Senior, Deloitte & Touche, LLP
                                                       prior to December, 2002.

 Barry S. Vallan        Controller             2006    Vice President-Fund Treasury of the Advisor
 (Born 1969)                                           since October, 2004; Vice President-Trustee
                                                       Reporting from April, 2002 to October, 2004;
                                                       Management Consultant,
                                                       PricewaterhouseCoopers (independent
                                                       registered public accounting firm) prior to
                                                       April, 2002.

 Peter T. Fariel        Assistant Secretary    2006    Associate General Counsel, Bank of America
 (Born 1957)                                           since April, 2005; Partner, Goodwin Procter
                                                       LLP (law firm) prior to April, 2005.

 Ryan C. Larrenaga      Assistant Secretary    2005    Assistant General Counsel, Bank of America
 (Born 1970)                                           since March, 2005; Associate, Ropes & Gray
                                                       LLP (law firm) from 1998 to February, 2005.

 Julian Quero           Assistant Treasurer    2003    Senior Compliance Manager of the Advisor
 (Born 1967)                                           since April, 2002; Assistant Vice President of
                                                       Taxes and Distributions of the Advisor from
                                                       2001 to April, 2002.



      Each of the Fund's Trustees and officers hold comparable positions with certain other funds for which the Advisor or its affiliates is the investment advisor or distributors and, in the case of certain of the officers, with certain affiliates of the Advisor. Messrs. Lowry and Neuhauser are also trustees/directors of the Liberty All-Star Funds, a group of 2 registered closed-end funds sponsored by an affiliate of the Advisor.

      The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders' meeting in 2005, and will hold a shareholders' meeting at least once every five years thereafter to elect Trustees.

Board of Trustees

      The Trustees of the Trust are responsible for overseeing decisions relating to the investment policies and objectives of the Funds. The Trust hires other parties who are responsible for the day-to-day operations of the Funds, such as the Advisor, transfer agent and custodian. The Trustees meet four times a year to review each Fund's activities. In addition, the Trustees meet once a year for a general industry update and continuing education meeting. The Trustees have created several committees to perform specific functions for the Funds.

Audit Committee


      Ms. Verville and Messrs. Hacker and Stitzel are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of the Funds and certain service providers. For the fiscal year ended July 31, 2006, the Audit Committee convened ten times.


Governance Committee


      Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Advisor. The Governance Committee will consider candidates for Trustees recommended by shareholders. Written recommendations with supporting information should be directed to the Governance Committee, in care of the Funds. For the fiscal year ended July 31, 2006, the Governance Committee convened five times.


Advisory Fees & Expenses Committee


      Mses. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended July 31, 2006, the Advisory Fees & Expenses Committee convened six times.


Compliance Committee

      Ms. Kelly and Verville and Messrs. Nelson, Simpson and Stitzel are members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Compliance Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended July 31, 2006, the Compliance Committee convened eight times.


Investment Oversight Committees

      Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Fund Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds which they review:


 IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.

 IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock,
         Fixed Income - Multi Sector, Fixed Income - Core.

 IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid
         Cap Value, Small Value, Asset Allocation, High Yield and Money
         Market.

 IOC#4: Messrs. Nelson and Simpson are responsible for reviewing funds in the following asset categories: Large/Multi-Cap Blend, Mid Cap
         Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable
         Fixed Income.



      The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2005 of (i) each of the Funds and (ii) all of the funds in the Columbia Fund Complex. As of the date of this Statement of Additional Information, only the CMG Core Bond Fund, the CMG Short Term Bond Fund, the CMG Ultra Short Term Bond Fund and the CMG High Yield Bond Fund have commenced investment operations.

Disinterested Trustees:

                                                             Janet
                                             Douglas A.     Langford     Richard W.
               Name of Fund                    Hacker        Kelly         Lowry
-------------------------------------------------------------------------------------
CMG Short Term Bond Fund                    $0            $0            $0
CMG High Yield Fund                         $0            $0            $0
CMG Core Bond Fund                          $0            $0            $0
CMG Ultra Short Term Fund                   $0            $0            $0
Aggregate Dollar Range of Equity Securities Over $100,000 Over $100,000 Over $100,000
  Owned in All Funds Overseen by Trustee in
  Fund Complex:

                                        Dr. Charles R.
                 Name of Fund               Nelson     John J. Neuhauser
       -----------------------------------------------------------------
       CMG Short Term Bond Fund         $0               $0
       CMG High Yield Fund              $0               $0
       CMG Core Bond Fund               $0               $0
       CMG Ultra Short Term Fund        $0               $0
       Aggregate Dollar Range of Equity Over $100,000    Over $100,000
         Securities Owned in All Funds
         Overseen by Trustee in Fund
         Complex:

                                             Patrick J.
                  Name of Fund                Simpson     Thomas E. Stitzel
     ----------------------------------------------------------------------
     CMG Short Term Bond Fund               $0            $0
     CMG High Yield Fund                    $0            $0
     CMG Core Bond Fund                     $0            $0
     CMG Ultra Short Term Fund              $0            $0
     Aggregate Dollar Range of Equity       Over $100,000 $50,001-$100,000
       Securities Owned in All Funds
       Overseen by Trustee in Fund Complex:



                                                           Thomas C.       Anne-Lee
                      Name of Fund                         Theobald        Verville
---------------------------------------------------------------------------------------
CMG Short Term Bond Fund                                 $0            $0
CMG High Yield Fund                                      $0            $0
CMG Core Bond Fund                                       $0            $0
CMG Ultra Short Term Fund                                $0            $0
Aggregate Dollar Range of Equity Securities Owned in All Over $100,000 Over $100,000(1)
  Funds Overseen by Trustee in Fund Complex


Interested Trustees:

                         Name of Fund                 William E. Mayer
          ------------------------------------------------------------
          CMG Short Term Bond Fund                    $0
          CMG High Yield Fund                         $0
          CMG Core Bond Fund                          $0
          CMG Ultra Short Term Fund                   $0
          Aggregate Dollar Range of Equity Securities $50,001-$100,000
            Owned in All Funds Overseen by Trustee
            in Fund Complex:

  (1) Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Columbia Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Fund Complex as specified by Ms. Verville.

      As of December 31, 2005, none of the disinterested Trustees or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Columbia Fund Complex or any person controlling, controlled by or under common control with any such entity.



Trustee Compensation


      The Trustees serve as trustees of 75 registered investment companies managed by the Advisor for which each Trustee receives a retainer at the annual rate of $75,000, an attendance fee of $10,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Mr. Theobald serves as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $20,000; the chair of the Advisory Fees and Expenses Committee receives a supplemental retainer at the annual rate of $15,000; the chairs of the Compliance Committee and the Governance Committee each receive supplemental retainers at the annual rate of $10,000. Members of each committee, including the Investment Oversight Committee, receive $2,500 for each committee meeting and $1,000 for each telephonic committee meeting. The Audit Committee chair receives a supplement of $500 for each Audit Committee meeting. Committee members receive $2,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

      The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


      Fees paid to officers and trustees. With the exception of one officer, all officers of the Funds are employees of Columbia or its affiliates and receive no compensation from the Funds. Officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer position. Each Fund's fee, which is included in the unified fee, will not exceed $15,000 per year.

      The following table sets forth compensation paid to the Funds' Trustees by each of 1) CMG Short Term Bond Fund, CMG High Yield Bond Fund, CMG Core Bond Fund and the CMG Ultra Short Term Bond Fund for the fiscal year ended July 31, 2006 and 2) by the Columbia Fund Complex as a whole for the calendar year ended December 31, 2005. The Funds do not currently provide pension or retirement plan benefits to the Trustees. As of the date of this Statement of Additional Information, only the CMG Short Term Bond Fund, CMG High Yield Bond Fund, CMG Core Bond Fund and CMG Ultra Short Term Bond Fund have commenced operations:


Disinterested Trustees:


                                                  Douglas A. Janet Langford Richard W.
Aggregate Compensation From Fund                    Hacker       Kelly        Lowry
--------------------------------------------------------------------------------------
CMG Short Term Bond Fund                           $1,048       $1,023       $875
CMG High Yield Fund                                $1,664       $1,626       $1,389
CMG Core Bond Fund                                 $995         $972         $830
CMG Ultra Short Term Fund                          $1,048       $1,024       $874
Total Compensation from Columbia Fund Complex(1):  $111,277     $116,500     $142,500



                                                   Dr. Charles R.     John
 Aggregate Compensation From Fund                      Nelson     J. Neuhauser
 -----------------------------------------------------------------------------
 CMG Short Term Bond Fund                             $962          $909
 CMG High Yield Fund                                  $1,529        $1,443
 CMG Core Bond Fund                                   $913          $863
 CMG Ultra Short Term Fund                            $961          $909
 Total Compensation from Columbia Fund Complex(1):    $111,500      $137,833



                                                     Patrick J.    Thomas
   Aggregate Compensation From Fund                  Simpson(2) E. Stitzel(3)
   --------------------------------------------------------------------------
   CMG Short Term Bond Fund                           $964        $1,016
   CMG High Yield Fund                                $1,530      $1,615
   CMG Core Bond Fund                                 $915        $965
   CMG Ultra Short Term Fund                          $964        $1,016
   Total Compensation from Columbia Fund Complex(1):  $107,500    $113,000



                                                   Thomas C.   Anne-Lee    Richard L.
Aggregate Compensation From Fund                  Theobald(4) Verville(5) Woolworth(6)
--------------------------------------------------------------------------------------
CMG Short Term Bond Fund                           $1,535      $1,016       $821
CMG High Yield Fund                                $2,438      $1,615       $1,317
CMG Core Bond Fund                                 $1,457      $965         $780
CMG Ultra Short Term Fund                          $1,536                   $815
Total Compensation from Columbia Fund Complex(1):  $205,500    $120,723     $106,500

Interested Trustees:


             Aggregate Compensation From Fund      William E. Mayer
             ------------------------------------------------------
             CMG Short Term Bond Fund                  $996
             CMG High Yield Fund                       $1,586
             CMG Core Bond Fund                        $946
             CMG Ultra Short Term Fund                 $994
             Total Compensation from Columbia Fund
               Complex(1):                             $147,750


(1)As of December 31, 2005, the Columbia Fund Complex consisted of 159 open-end and 11 closed-end management investment company portfolios.


(2)During the fiscal year ended July 31, 2006 and the calendar year ended December 31, 2005, Mr. Simpson deferred $964, $1,530, $915 and $964 of his compensation from the CMG Short Term Bond Fund, CMG High Yield Fund, CMG Core Bond Fund and CMG Ultra Short Term Bond Fund, respectively, and $107,500 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Simpson's account under the plan was $269,502.

(3)During the fiscal year ended July 31, 2006, Mr. Stitzel deferred $364, $563, $348 and $372 of his compensation from CMG Short Term Bond Fund, CMG High Yield Fund, CMG Core Bond Fund and CMG Ultra Short Term Bond Fund, respectively pursuant to the deferred compensation plan.

(4)During the fiscal year ended July 31, 2006 and the calendar year ended December 31,2005, Mr. Theobald deferred $1,069, $1,694, $1,016 and $1,074 of his compensation from the CMG Short Term Bond Fund, CMG High Yield Fund, CMG Core Bond Fund and CMG Ultra Short Term Bond Fund, respectively, and $150,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Theobald's account under the plan was $320,084.

(5)At December 31, 2005, the value of Ms. Verville's account under the deferred compensation plan was $683,935.

(6)Mr. Woolworth served as a Trustee until August 4, 2006.

Portfolio Managers

Other Accounts Managed by Portfolio Managers


      The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Funds' portfolio managers managed as of the Funds' fiscal year end. Account information is current as of September 30, 2006, unless stated otherwise.


CMG Core Plus Bond Fund


     -------------------------------------------------------------------------
                 Other SEC-registered
      Portfolio  open-end and closed-   Other pooled
      Managers       end funds        investment vehicles    Other accounts
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
                 Number of   Assets   Number of  Assets   Number of   Assets
                 accounts             accounts            accounts
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
     Leonard A.     12       $3.74        8       $1.62      130       $7.5
       Aplet                billion              billion             billion
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
     Richard R.     10        $2.7        8       $1.6       110       $7.4
       Cutts                billion              billion             billion
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
     Kevin L.       12       $8.455     10**     $1.065       5        $424
       Cronk*               billion              billion             million
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
     Thomas A.      12       $8.455     10**     $1.065       6        $424
       LaPointe*            billion              billion             million
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
     Laura A.       [5]      [$3.8       [0]      [N/A]      [5]    [$220,000]
       Ostrander            billion]
     -------------------------------------------------------------------------
     -------------------------------------------------------------------------
     Carl W.         2       $2.428       0        N/A        0        N/A
       Pappo                billion
     -------------------------------------------------------------------------


CMG Core Bond Fund


        ---------------------------------------------------------------------
                   Other SEC-registered
        Portfolio  open-end and closed-   Other pooled
        Managers       end funds        investment vehicles  Other accounts
        ---------------------------------------------------------------------
        ---------------------------------------------------------------------
                   Number of   Assets   Number of  Assets   Number of Assets
                   accounts             accounts            accounts
        ---------------------------------------------------------------------
        ---------------------------------------------------------------------
        Leonard A.    12        $3.22       8       $1.62      130     $7.5
          Aplet                billion             billion            billion
        ---------------------------------------------------------------------
        ---------------------------------------------------------------------
        Richard R.    10        $2.6        8       $1.6       110     $7.4
          Cutts                billion             billion            billion
        ---------------------------------------------------------------------

CMG Intermediate Bond Fund


    ----------------------------------------------------------------------------
                      Other SEC-registered
                      open-end and closed-   Other pooled
    Portfolio Manager     end funds        investment vehicles  Other accounts
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
                      Number of   Assets   Number of  Assets   Number of Assets
                      accounts             accounts            accounts
    ----------------------------------------------------------------------------
    ----------------------------------------------------------------------------
       Leonard A.        12        $3.74       8       $1.62      130     $7.5
         Aplet                    billion             billion            billion
    ----------------------------------------------------------------------------


CMG Short Term Bond Fund


    -----------------------------------------------------------------------------
                       Other SEC-registered
                       open-end and closed-   Other pooled
    Portfolio Managers     end funds        investment vehicles  Other accounts
    -----------------------------------------------------------------------------
    -----------------------------------------------------------------------------
                       Number of   Assets   Number of  Assets   Number of Assets
                       accounts             accounts            accounts
    -----------------------------------------------------------------------------
    -----------------------------------------------------------------------------
     Leonard A. Aplet     12        $3.66       8       $1.62      130     $7.5
                                   billion             billion            billion
    -----------------------------------------------------------------------------
    -----------------------------------------------------------------------------
     Richard R. Cutts     10        $2.6        8       $1.6       110     $7.4
                                   billion             billion            billion
    -----------------------------------------------------------------------------
    -----------------------------------------------------------------------------
     Ronald Stahl          7       $1.645       6      $1.028      108     $7.5
                                   billion             billion            billion
    -----------------------------------------------------------------------------


CMG Ultra Short Term Bond Fund


     ----------------------------------------------------------------------------
                       Other SEC-registered
                       open-end and closed-   Other pooled
     Portfolio Manager    end funds         investment vehicles  Other accounts
     ----------------------------------------------------------------------------
     ----------------------------------------------------------------------------
                       Number of   Assets   Number of   Assets  Number of Assets
                       accounts             accounts            accounts
     ----------------------------------------------------------------------------
     ----------------------------------------------------------------------------
       Guy Holbrook*       0        N/A         0        N/A       27     $1.351
                                                                          billion
     ----------------------------------------------------------------------------


CMG Government Bond Fund


    -----------------------------------------------------------------------------
                      Other SEC-registered
                      open-end and closed-   Other pooled
    Portfolio Manager     end funds        investment vehicles   Other accounts
    -----------------------------------------------------------------------------
    -----------------------------------------------------------------------------
                      Number of   Assets   Number of   Assets  Number of  Assets
                      accounts             accounts            accounts
    -----------------------------------------------------------------------------
    -----------------------------------------------------------------------------
      Ann T.              3        $2.9        0        N/A        4       $626
        Peterson***               billion                                thousand
    -----------------------------------------------------------------------------

CMG Mortgage and Asset-Backed Securities Fund


    -----------------------------------------------------------------------------
                       Other SEC-registered
                       open-end and closed-   Other pooled
    Portfolio Managers     end funds        investment vehicles  Other accounts
    -----------------------------------------------------------------------------
    -----------------------------------------------------------------------------
                       Number of   Assets   Number of  Assets   Number of Assets
                       accounts             accounts            accounts
    -----------------------------------------------------------------------------
    -----------------------------------------------------------------------------
     Leonard A. Aplet     12        $3.3        8       $1.62      130     $7.5
                                   billion             billion            billion
    -----------------------------------------------------------------------------
    -----------------------------------------------------------------------------
     Richard R. Cutts     10        $2.7        8       $1.6       110     $7.4
                                   billion             billion            billion
    -----------------------------------------------------------------------------


CMG High Yield Fund


   ------------------------------------------------------------------------------
                       Other SEC-registered
                       open-end and closed-   Other pooled
   Portfolio Managers      end funds        investment vehicles  Other accounts
   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------
                       Number of   Assets   Number of  Assets   Number of Assets
                       accounts             accounts            accounts
   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------
   Kevin L. Cronk*        12       $8.359     10**     $1.065       5      $424
                                   billion             billion            million
   ------------------------------------------------------------------------------
   ------------------------------------------------------------------------------
   Thomas A. LaPointe*    12       $8.359     10**     $1.065       6      $424
                                   billion             billion            million
   ------------------------------------------------------------------------------


CMG International Bond Fund


  --------------------------------------------------------------------------------
                     Other SEC-registered
                     open-end and closed-   Other pooled
  Portfolio Manager      end funds        investment vehicles    Other accounts
  --------------------------------------------------------------------------------
  --------------------------------------------------------------------------------
                     Number of   Assets   Number of   Assets  Number of   Assets
                     accounts             accounts            accounts
  --------------------------------------------------------------------------------
  --------------------------------------------------------------------------------
  Laura A. Ostrander    [5]      [$3.8       [0]      [N/A]      [5]    [$220,000]
                                billion]
  --------------------------------------------------------------------------------



*   Account information is current as of September 30, 2006.

** Included among these accounts are four accounts, totalling $809 million in assets, that include an advisory fee based on performance.

*** Account information is current as of August 31, 2006.

      See "Potential Conflicts of Interest in Managing Multiple Accounts" for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.

Ownership of Securities

      The table below shows the dollar ranges of shares of the Funds beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Funds' most recent fiscal year:

CMG Core Bond Fund

              ---------------------------------------------------
                                         Dollar Range of Equity
                                         Securities in the Fund
                 Portfolio Managers        Beneficially Owned
              ---------------------------------------------------
              ---------------------------------------------------
              Leonard A. Aplet                     $0
              ---------------------------------------------------
              ---------------------------------------------------
              Richard R. Cutts                     $0
              ---------------------------------------------------

CMG Short Term Bond Fund


              ---------------------------------------------------
                                         Dollar Range of Equity
                                         Securities in the Fund
                 Portfolio Managers        Beneficially Owned
              ---------------------------------------------------
              ---------------------------------------------------
              Leonard A. Aplet              Over $1,000,000
              ---------------------------------------------------
              ---------------------------------------------------
              Richard R. Cutts                     $0
              ---------------------------------------------------
              ---------------------------------------------------
              Ronald Stahl                         $0
              ---------------------------------------------------


CMG Ultra Short Term Bond Fund


              ---------------------------------------------------
                                         Dollar Range of Equity
                                         Securities in the Fund
                 Portfolio Manager         Beneficially Owned
              ---------------------------------------------------
              ---------------------------------------------------
              Guy Holbrook                         $0
              ---------------------------------------------------


CMG High Yield Fund


              ---------------------------------------------------
                                         Dollar Range of Equity
                                         Securities in the Fund
                 Portfolio Managers        Beneficially Owned
              ---------------------------------------------------
              ---------------------------------------------------
              Kevin L. Cronk                       $0
              ---------------------------------------------------
              ---------------------------------------------------
              Thomas A. LaPointe                   $0
              ---------------------------------------------------


      CMG Core Plus Bond Fund, CMG Intermediate Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund and CMG International Bond Fund have not yet commenced operations; as such, none of the portfolio managers owns shares in any of the aforementioned Funds.

Compensation

      As of each Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing each manager's three- and five-year performance. The Advisor may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

CMG Core Bond Fund


 -----------------------------------------------------------------------------
    Portfolio Managers      Performance Benchmark           Peer Group
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Leonard A. Aplet              Lehman Brothers           Lipper Corporate
                             Aggregate Bond Index       Debt Funds A Rated
                                                             Category
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Richard R. Cutts              Lehman Brothers           Lipper Corporate
                             Aggregate Bond Index       Debt Funds A Rated
                                                             Category
 -----------------------------------------------------------------------------


CMG Short Term Bond Fund


 -----------------------------------------------------------------------------
    Portfolio Managers      Performance Benchmark           Peer Group
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Leonard A. Aplet             Merrill Lynch 1-3            Lipper Short
                             Year Treasury Index      Investment Grade Debt
                                                             Category
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Richard R. Cutts             Merrill Lynch 1-3            Lipper Short
                             Year Treasury Index      Investment Grade Debt
                                                             Category
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Ronald Stahl                 Merrill Lynch 1-3            Lipper Short
                             Year Treasury Index      Investment Grade Debt
                                                             Category
 -----------------------------------------------------------------------------


CMG Ultra Short Term Bond Fund


 -----------------------------------------------------------------------------
    Portfolio Managers      Performance Benchmark           Peer Group
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Guy Holbrook              Citigroup One-Year U.S.      Lipper Ultra Short
                                Treasury Bill         Investment Grade Debt
                                                             Category
 -----------------------------------------------------------------------------


CMG High Yield Fund


 -----------------------------------------------------------------------------
    Portfolio Managers      Performance Benchmark           Peer Group
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Kevin L. Cronk                 Merrill Lynch          Lipper High Current
                            Intermediate BB Index         Yield Category
                             and JP Morgan Chase
                           Developed BB High Yield
                                    Index
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Thomas A. LaPointe             Merrill Lynch          Lipper High Current
                            Intermediate BB Index         Yield Category
                             and JP Morgan Chase
                           Developed BB High Yield
                                    Index
 -----------------------------------------------------------------------------


      CMG Core Plus Bond Fund, CMG Intermediate Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund and CMG International Bond Fund have not yet commenced operations; as such, none of the aforementioned

Funds has performance information to report, measured against a benchmark or peer group or otherwise, germane to a portfolio manager's compensation.

      The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.


Certain Investment Activity Limits

      The overall investment activities of the Advisor and its affiliates may limit the investment opportunities for a Fund in certain markets in which limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or by individual issuers. From time to time, a Fund's activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates, and/or their internal policies.

Potential Conflicts of Interest in Managing Multiple Accounts


      Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

      The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

     . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.


     . The trading of other accounts could be used to benefit higher-fee accounts (front-running).


     . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

      Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

      A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

      "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

      Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

      A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.


      A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.


      The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

      A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager(s), are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.


Share Ownership

      As of the date of this Statement of Additional Information, there were no shareholders of any Fund except for the CMG High Yield Fund, CMG Core Bond Fund, CMG Short Term Bond Fund and the CMG Ultra Short Term Bond Fund.


      At October 31, 2006, officers and Trustees of the CMG High Yield, CMG Core Bond, CMG Short Term Bond and CMG Ultra Short Term Bond Funds, in the aggregate, owned of record or beneficially less than 1% of the total outstanding shares of each Fund.

      At October 31, 2006, to the knowledge of the Trust, the following persons owned of record more than 5% of the outstanding shares of the CMG High Yield, CMG Core Bond, CMG Short Term Bond and CMG Ultra Short Term Bond Funds:



                                                      Percentage of
                                                     Shares Owned at
          Name and Address                           October 31, 2006
          ----------------                           ----------------
          CMG CORE BOND FUND

          *Bank of America, NA                            83.67%
          Attn.: Joan Wray/Funds Accounting
          411 N Akard Street
          Dallas, TX 75201-3307

          St Luke's Episcopal Presbyterian Hospitals      16.33%
          232 South Woods Mill Road
          Chesterfield, MO 63017-3417

                                                             Percentage of
                                                            Shares Owned at
   Name and Address                                         October 31, 2006
   ----------------                                         ----------------

   CMG SHORT TERM BOND FUND

   *Bank of America, NA                                           88.68%
   Attn.: Joan Wray/Funds Accounting
   411 N Akard Street
   Dallas, TX 75201-3307

   Clise Properties                                                5.27%
   1700 Seventh Avenue, Suite 1800
   Seattle, Washington 98101-1312

   CMG ULTRA SHORT TERM BOND FUND

   *Bank of America, NA                                          100.00%
   Attn.: Joan Wray/Funds Accounting
   411 N Akard Street
   Dallas, TX 75201-3307

   CMG HIGH YIELD FUND

   *Bank of America, NA                                           61.28%
   Attn.: Joan Wray/Funds Accounting
   411 N Akard Street
   Dallas, TX 75201-3307

   Fidelity Investment Institutional Operations Co as Agent       13.00%
   For Certain Employee Benefit Plans
   100 Magellan Way #KW1C
   Covington, KY 41015-1999



*As of record on October 31, 2006, this shareholder owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.


Proxy Voting Policies and Procedures

      The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Advisor, its affiliates, its other clients or other persons.

      The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of the Funds in light of the potential economic return on the Funds' investment.

      The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

      The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

      The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.


      The actual voting records of the Funds relating to their portfolio securities during the 12-month period ended June 30, 2006 are available without charge, upon request, by calling 1-800-547-1037, or by accessing the SEC's website at http://www.sec.gov. The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix I.


--------------------------------------------------------------------------------
                      DISCLOSURE OF PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

      The Trustees of the Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, the Advisor, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com,
(2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Funds' policies are described below. The Trustees shall be updated as needed regarding the Funds' compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of the Advisor and its affiliates. The Funds' policies prohibit the Advisor and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

Public Disclosures


      The Funds' portfolio holdings are currently disclosed to the public through required filings with the SEC and through the Funds' website at www.columbiamanagement.com. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds' fiscal year). Shareholders may obtain the Funds' Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Funds' Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.


      The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiamanagement.com, as disclosed in the following table:

                                             Frequency of
     Type of Fund     Information Provided    Disclosure  Date of Web Posting
  ---------------------------------------------------------------------------
     Equity Funds    Full portfolio holdings   Monthly     30 calendar days
                     information.                          after month-end.
  ---------------------------------------------------------------------------
  Fixed Income Funds Full portfolio holdings  Quarterly    60 calendar days
                     information.                          after quarter-end


      The scope of the information provided relating to the Funds' portfolios that is made available on the website may change from time to time without prior notice.


      For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business day after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Management Distributors, Inc.

      A Fund, the Advisor or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

Other Disclosures

      The Funds' policies provide that non-public disclosures of the Funds' portfolio holdings may be made if (1) a Fund has a legitimate business purpose for making such disclosure, (2) a Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.


      The Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include the Funds' custodian and sub-custodians, the Funds' independent registered public accounting firm, legal counsel, financial printers (R.R. Donnelley & Sons and Bowne & Co., Inc.), rating agencies that maintain ratings on certain Columbia funds (Fitch, Inc.) and service providers that support the Advisor's trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

      Certain clients of the Funds' investment Advisor(s) may follow a strategy similar to that of the Funds, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Funds.


--------------------------------------------------------------------------------
             INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------


      The investment advisor to each of the Funds is Columbia Management Advisors, LLC (the "Advisor"). The Advisor has entered into an investment contract with each Fund. Pursuant to the investment contract the Advisor provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Funds' assets to invest. Under the terms of each Fund's investment advisory agreement (except for the High Yield Fund), the Advisor is permitted to appoint certain of its affiliates as subadvisor to perform certain of its duties, including day-to-day management of a Fund. Additionally, effective November 1, 2005, the Funds entered into an Administrative Agreement with the Advisor pursuant to which the Advisor performs certain administrative services for the Funds. The Advisor has delegated responsibility for certain administrative services to State Street Corporation.


      For its services provided to each Fund, the Advisor charges an advisory fee at an annual rate, which is accrued daily and paid monthly, calculated as a percentage of average daily net assets of the Fund. As part of the advisory fee, the Advisor has agreed to pay all of each Fund's expenses except brokerage, taxes, interest, fees and expenses of the disinterested Trustees (including counsel fees), audit fees and extraordinary expenses (the "Unified Fee"). A description of the responsibility of the Advisor appears in the

Prospectus for the Funds under the heading "MANAGEMENT." The following table shows the advisory fee charged to these Funds by the Advisor:

       Fund                                          Unified Advisory Fee
       ------------------------------------------------------------------
       CMG Core Plus Bond Fund                               0.00%/(1)/
       CMG Core Bond Fund                                      0.25%
       CMG Intermediate Bond Fund                              0.25%
       CMG Short Term Bond Fund                                0.25%
       CMG Ultra Short Term Bond Fund                          0.25%
       CMG Government Bond Fund                                0.25%
       CMG Mortgage and Asset-Backed Securities Fund           0.25%
       CMG High Yield Fund                                     0.40%
       CMG International Bond Fund                             0.40%


    (1) The CMG Core Plus Bond Fund indirectly pays its proportionate share of the management advisory fees paid to the Advisor by the Funds in which the Core Plus Bond Fund invests.

      Except for the CMG High Yield Fund, CMG Core Bond Fund, CMG Short Term Bond Fund and the CMG Ultra Short Term Bond Fund, these Funds are new and have not paid any advisory fees. Advisory fees paid to the Advisor by the CMG High Yield Fund, CMG Core Bond Fund, CMG Short Term Bond Fund and the CMG Ultra Short Term Bond Fund for the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, for the fiscal period from November 1, 2002 to July 31, 2003, and for the fiscal year ended October 31, 2002 were:



                             2006      2005       2004       2003       2002
                           -------- ---------- ---------- ---------- ----------
 CMG High Yield Fund/(1)/  $755,331 $1,358,810 $1,724,791 $1,057,088 $1,430,917
 CMG Core Bond Fund /(2)/  $153,161 $  148,407 $  128,332 $   71,194 $   98,596
 CMG Short Term Bond
   Fund/(2)/               $191,752 $  265,538 $  311,532 $  244,051 $  350,367
 CMG Ultra Short Term Bond
   Fund/(3)/               $211,065 $  184,575 $   30,181 --         --


(1) The Unified Fee for the High Yield Fund was instituted on March 1, 2003.
(2) The Unified Fee for these Funds was instituted February 27, 2004.
(3) The Ultra Short Term Bond Fund commenced operations on March 8, 2004.

Transfer Agent Agreement


      Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.) ("CMS") acts as transfer agent, dividend disbursing agent and shareholder servicing agent for the Funds. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. CMS has retained the services of Boston Financial Data Services to assist it in performing its transfer agent functions. It records and disburses dividends for the Funds. The annual transfer agent fee together with all out-of-pocket expenses incurred by a Fund are paid by the Advisor as part of the Unified Fee.


Pricing and Bookkeeping Agreement


      The Advisor performs certain administrative services for the Funds pursuant to a Pricing and Bookkeeping Agreement (the "Agreement"). Under the terms of the

Agreement, the Advisor (a) provides fund accounting and financial reporting oversight of State Street Corporation, who provides the daily fund accounting and financial reporting services; (b) maintains and preserves in a secure manner the accounting records of the Funds; (c) provides fund administration, including daily prospectus, investment restrictions and Investment Company Act of 1940 compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, financial reporting and board reporting; and (d) provides disaster planning. None of the Funds is charged a fee for these services.

Principal Underwriter

      Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.) ("CMD"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Advisor, is the principal underwriter for the Funds, and is authorized under a distribution agreement with the Trust to sell shares of the Funds. CMD does not charge any fees or commissions to the Funds or to shareholders of the Funds for the sale of shares of the Funds.


      Each of the Advisor, CMD and CMS are indirect wholly owned subsidiaries of Bank of America Corporation ("Bank of America"). Bank of America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include consumer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

Additional Financial Intermediary Payments

      Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.

      CMD and its affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, CMD and its affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as more fully described below), and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

      These additional payments by CMD or its affiliates are made pursuant to agreements between CMD and its affiliates and financial intermediaries and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales, or the distribution (12b-1) fees and expenses paid by the Fund as shown under the heading "Fees and Expenses" in the Fund's prospectus.

Marketing Support Payments

      CMD or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary's preferred or recommended fund list or otherwise identifying a Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing, and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by CMD attributable to that financial intermediary, gross sales of the mutual funds distributed by CMD attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

      The financial arrangements may vary for each financial intermediary. Such payments to another Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

      As of the date of this SAI, CMD or its affiliates had agreed to make marketing support payments to Bank of America, N.A. and currently have no agreements to make marketing support payments to other financial intermediaries. However, this may change in the future, and CMD or its affiliates may enter into similar agreements with other financial intermediaries at any time without notice.

Other Payments

      From time to time, CMD, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of a Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by CMD may include financial assistance to financial intermediaries that enable CMD to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. CMD makes payments for entertainment events it deems appropriate, subject to CMD's internal guidelines and applicable law. These payments may vary upon the nature of the event.

      Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Statement of Additional Information. You can ask your financial intermediary for information about any payments it receives from CMD and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


--------------------------------------------------------------------------------
                            PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      The Funds will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or a Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

      There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such brokerage commissions vary among different brokers, and a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

      Prompt execution of orders at the most favorable price will be the primary consideration of a Fund in transactions where fees or commissions are involved. Additional factors considered in the process of selecting a broker-dealer to execute a transaction include: (i) professional capability of the executing broker-dealer and the value and quality of the services provided by the broker-dealer; (ii) size and type of the transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security purchased or sold; (v) the broker-dealer's execution efficiency and settlement capability; (vi) the executing broker-dealer's stability and the execution services it renders to the Advisor on a continuing basis; and (vii) reasonableness of commission.


      Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts.


      Allocation of transactions to obtain research services for the Advisor enables the Advisor to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Advisor that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Advisor by a Fund would not be reduced as a result of the Fund's receipt of such information and services. The receipt of research services from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to a Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Advisor in carrying out its obligations to a Fund.


      As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Advisor may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Advisor an amount of undisclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

      The Funds below paid brokerage commissions for the past three fiscal years as follows (none of which was paid in directed transactions or to Bank of America Securities or WR Hambrecht Securities):



                              Fiscal Year   Fiscal Year   Fiscal Year
                                 Ended         Ended         Ended
                             July 31, 2006 July 31, 2005 July 31, 2004
         -------------------------------------------------------------
         CMG Core Bond Fund       $49          $915          $1347
         -------------------------------------------------------------
         CMG Short Term Bond
           Fund                   $17          $297           $0



      Neither CMG High Yield Fund nor CMG Ultra Short Term Bond Fund paid brokerage commissions during the past three fiscal years.

      The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At July 31, 2006, the Funds held securities of their regular brokers or dealers as set forth below. The CMG Core Plus Bond Fund, CMG Intermediate Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, and CMG International Bond Fund were not in operation as of July 31, 2006 and therefore, no information is provided on these Funds below.



         Fund               Broker/Dealer          Value (in thousands)
         --------------------------------------------------------------
         CMG Core Bond Fund CITIGROUP INC          $407,748
                            WELLS FARGO CORP       $388,709
                            WACHOVIA CORP 2ND NEW  $378,856
                            HSBC FIN CORP          $328,290
                            GOLDMAN SACHS          $314,681
                            JPMORGAN CHASE CAP XV  $295,999
                            COUNTRYWIDE FDG CORP
                            MTN                    $239,541
                            MERRILL LYNCH + CO INC $213,698
                            GENWORTH FINL INC      $196,422
                            MORGAN STANLEY         $185,743

 Fund                           Broker/Dealer              Value (in thousands)
 ------------------------------------------------------------------------------
                                LEHMAN BROTHERS
                                HOLDINGS                   $   26,436
                                BEAR STEARNS COS INC       $   26,304
                                PNC FDG CORP               $   19,000
                                BANK NEW YORK INC          $   11,790
                                MELLON FUNDING             $    7,955
                                DEUTSCHE BK FINL INC       $    7,027
                                SALOMON SMITH BARNEY
                                HLDGS                      $    6,093
 CMG Short Term Bond Fund       CITICORP INC               $  823,128
                                US BANCORP                 $  820,093
                                WELLS FARGO & CO           $  670,410
                                WACHOVIA CORP              $  578,036
                                JPMORGAN CHASE & CO        $  524,380
                                MORGAN STANLEY             $  458,443
                                MARSHALL + ILSLEY CORP     $  412,194
                                GOLDMAN SACHS              $  392,770
                                COUNTRYWIDE FDG CORP       $  383,265
                                LEHMAN BROTHERS HLDS INC   $  382,491
                                CREDIT SUISSE FIRST BOSTON $  370,828
                                BEAR STEARNS CO INC.       $  354,786
                                GENWORTH FINANCIAL INC.    $  343,739
                                MERRILL LYNCH & CO         $  314,917
 CMG High Yield Fund            E TRADE FINL CORP          $  872,175
                                LABRANCHE & CO             $  324,825
 CMG Ultra Short Term Bond Fund GOLDMAN SACHS GROUP INC    $1,753,721
                                MTN
                                MORGAN STANLEY DEAN
                                WITTER                     $1,500,696
                                CREDIT SUISSE FB USA INC   $1,197,881
                                GENWORTH FINL INC          $1,101,730
                                CITIBANK CREDIT CARD       $  308,363
                                PRUDENTIAL FINANCIAL INC   $  224,390
                                PRUDENTIAL FINL INC        $  224,171
                                MERRILL LYNCH + CO INC     $  196,362



      The Advisor may use research services provided by, and place agency transactions with, affiliated broker-dealers if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, a Fund may purchase securities from an underwriting syndicate of which an affiliate of the Advisor is a member; in any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.


      Investment decisions for the Funds are made independently from those of the other portfolios of the Trust or accounts managed by the Advisor. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Advisor may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Funds or accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Advisor may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Advisor shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.


      Certain employees of the Advisor are also employees of affiliated investment advisors ("Shared Employees") within Columbia Management Group, the Advisor's direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and other investment services for client accounts of the Advisor and one or more other affiliated investment advisors. Columbia Management Group has determined that these Shared Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

      The Advisor is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Advisor's clients.

      The Advisor and its affiliated advisors maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Advisor will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

      The Advisor's investment personnel will share general and specific investment information with affiliated investment advisors. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.

      The Advisor will also share with affiliated advisors research products and services provided by broker-dealers through whom the Advisor effects transactions for client accounts, and whom the Advisor may cause to receive higher commissions from the Advisor's clients in recognition of the provision of such products and services. The research products and services shared will assist the Advisor and its affiliated advisors in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Advisor, including the Funds. As a result of this policy, trades effected on behalf of the Advisor's clients may benefit affiliated advisors and their clients, and trades effected on behalf of clients of affiliated advisors may benefit the Advisor and its clients.

      The use of multiple trading locations could result in the Advisor and its affiliates competing against each other in the market. The Advisor's clients could receive less attractive prices for trades than clients of an affiliated advisor, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated advisor. To the extent separate trading locations are used, clients of the Advisor and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

      Where practical, transactions for accounts of the Advisor and one or more affiliated advisors for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each advisor's accounts. This practice may at times result in an increase in the time period it takes to fill a particular client's trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

      Where practical, Shared Employees may also effect trades from one location, subjecting the trades to the trade allocation and other policies utilized for that location. To the extent that trades for clients of the Advisor are effected together with trades for clients of other affiliated advisors, this practice may result in smaller allocations for the Advisor's clients or result in clients of the Advisor obtaining less favorable prices on securities.

      The Funds, the Advisor, and CMD have adopted Codes of Ethics (the "Codes") pursuant to the requirements of the 1940 Act. These Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfor@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

--------------------------------------------------------------------------------
                      CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------


      The Trust may establish separate series of investment portfolios under its Agreement and Declaration of Trust ("Declaration of Trust"), effective August 4, 2005. The Funds, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small/Mid Cap Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG International Stock Fund, and CMG Strategic Equity Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including each Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of each Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of each Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of each Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.


      Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

--------------------------------------------------------------------------------
                  PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES

      Investments in each Fund are made directly by high net worth individuals and institutional buyers, or by the Advisor or its affiliates in their role as discretionary investment advisor for a portion of a shareholder's assets. However, with respect to assets of an investment advisory client of the Advisor or its affiliates invested in a Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Advisor (for the period during which the assets are invested in the Fund).

      If the Advisor or its affiliates is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in a Fund by the Advisor on behalf of the shareholder. These conditions are set forth by the U.S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Advisor to direct investments of ERISA-qualified plans to a mutual fund, such as a Fund, for which the Advisor serves as an investment advisor if, after review of the Prospectus and disclosure relating to fees of a Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Advisor or its affiliates under standards set forth by the U.S. Department of Labor in the Exemption.

      The second, independent fiduciary that must approve investments in a Fund by the Advisor must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of the Advisor or its affiliate as an investment advisor with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.


      The transfer agent for the Funds may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must meet investment minimums. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisors concerning the tax consequences to them of the exchange.

      In addition to cash, a Fund may accept securities as payment for Fund shares at the applicable net asset value. A Fund will only accept securities if CMA determines that such securities are an appropriate investment for the Fund and in an amount consistent with efficient management.

REDEMPTIONS

      Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted,
(3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.


      Each Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash (up to the lesser of $250,000 or 1% of the net asset value of the Fund). A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.


PRICING OF SHARES

      The net asset value ("NAV") per share of each Fund is determined by the Advisor, under procedures approved by the Trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Trustees. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

      Each Fund's portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at a price between the representative bid and asked quotations obtained from a third party pricing service. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value.

      For purpose of calculating the NAV of a Fund's shares, the following procedures are utilized whenever applicable. Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund's NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time a Fund's NAV is calculated, it may be necessary to value the security in light of that event. Such a determination would be made by the Fund's valuation committee using procedures approved by the Board of Trustees.

      Certain fixed income securities for which daily market quotations are not readily available from a pricing service, or for which the Advisor believes accurate quotations have not been received from such pricing service, may be priced by dealers selected by the Advisor or pursuant to formulas created by the Advisor, all pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee established by the Advisor. Determinations made by the Valuation Committee are reported to and reviewed by the Board of Trustees.

--------------------------------------------------------------------------------
                                   CUSTODIAN
--------------------------------------------------------------------------------

      The Funds' Custodian, for both domestic and foreign securities, is State Street Bank & Trust Company (the "Custodian"), 2 Avenue De Lafayette, Boston, MA 02111-2900. The Custodian holds all securities and cash of each Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of each Fund, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

      Portfolio securities purchased in the United States are maintained in the custody of the Funds' Custodian. Portfolio securities purchased outside the United States by a Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of a Fund has been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by the Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

      The Advisor determines whether it is in the best interest of a Fund and its shareholders to maintain a Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

--------------------------------------------------------------------------------
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

      PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110-1707, serves as the Trust's independent registered public accounting firm and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------

Federal Income Taxes


      Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and all distributions from earnings and profits would generally be taxable as ordinary income to the shareholders. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. Each Fund believes it satisfies the tests to qualify as a regulated investment company.


      To qualify as a regulated investment company for any taxable year, a Fund must, among other things:


      (a)    derive at least 90% of its gross income for each taxable year from
(i) dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income from an interest in a "qualified publicly traded partnership" (as defined below) (the "90% Test");

      (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

      (c) diversify its holdings so that at the end of each quarter of the funds taxable year (i) 50% or more of the market value of the assets of the Fund is represented by cash, government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested (x) in the securities (other than government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements or (y) in the securities of one or more qualified publicly traded partnership (as defined below). For purposes of meeting that diversification requirement, in the case of a Fund's investments in loan participations, the issuer may be the financial intermediary or the borrower. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

      In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

      The Trust currently has 19 portfolios, including the Funds. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each fund as a separate entity (provided that each fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

      If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

      Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Each Fund may also retain for investment its net capital gain. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

      Distributions from capital gains are generally made after applying any available capital loss carryovers.


      If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of each Fund.

      Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.


      Shareholders of each Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. As described below, qualifying dividend distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains.


      The International Bond Fund will invest at least 80% of its total assets in the Fixed Income Securities (as defined in the Fund's Prospectus) of foreign corporations and foreign governmental issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. See "Foreign Income Taxes" in this section for more information.


      Distributions properly designated by a Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. Such distributions are treated as net capital gain in the hands of all recipients and will not be eligible for the corporate dividends-received deduction. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning before January 1, 2011, qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains, subject to holding period requirements with respect to shareholders and the Fund as well as other requirements. The Funds do not expect a significant portion of

Fund distributions to be derived from qualified dividend income. Any loss that is realized and allowed on redemption of shares of a Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.


      Long-term capital gains rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011.

      Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. A shareholder whose distributions are reinvested in shares will be treated as having received a divided equal to either (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions that the Fund has designated to be treated as long-term capital gain.


      A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.


      A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.


      If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

      A special tax may apply to a Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

      The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

      Futures Contracts, Options and Foreign Currency Transactions. For purposes of the 90% Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

      Foreign Income Taxes. The International Bond Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce the International Bond Fund's distributed income. The Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign securities.

      The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The International Bond Fund, and other Funds to the extent necessary, intend to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by the Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

      U.S. Foreign Tax Credits or Deductions for Shareholders of the International Bond Fund. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50% of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain distribution requirements. The International Bond Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Bond Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Bond Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so.

      If the International Bond Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the qualifying income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to the limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax advisor.

      No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

      Each year, the International Bond Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.


      Investment by a Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from the company or on the proceeds from the sale of its investment in such a company, which tax cannot be eliminated by making distributions to Fund shareholders. However, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."


      A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, foreign currency gains, and income from notional principal contracts. Passive income for this purpose does not include income received by the foreign corporation from active conduct of a banking or insurance business and certain income received from related persons.


      Considerations for Shareholders of the Core Plus Bond Fund. Because the Core Plus Bond Fund will invest all of its assets in shares of underlying funds, its distributable income and gains will normally consist entirely of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Core Plus Bond Fund will not be able to recognize its shares of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Core Plus Bond Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Core Plus Bond Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Core Plus Bond Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Core Plus Bond Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Core Plus Bond Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.


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


      Under current law, a fund of funds, such as the Core Plus Bond Fund, cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. A fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold.

      Depending on the Core Plus Bond Fund's percentage ownership in an underlying fund before and after a redemption of underlying fund shares, the Core Plus Bond Fund's redemption of shares of such underlying fund may cause the Core Plus Bond Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Core Plus Bond Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest. It is possible that such a dividend would qualify as "qualified dividend income"; otherwise, it would be taxable as ordinary income.


Non-U.S. Shareholders


      Capital Gain Dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

      If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.



State Income Taxes

      The state tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

      The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of an investment in any of the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in any of the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes. This discussion applies only to U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or tax statuses should consult their own tax advisors regarding special rules that may apply to them.


      Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


--------------------------------------------------------------------------------
                             SHAREHOLDER LIABILITY
--------------------------------------------------------------------------------

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trust's Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

      The risk of a Fund incurring financial loss on account of another portfolio of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other portfolio was unable to meet its obligations.

--------------------------------------------------------------------------------
                             SHAREHOLDER MEETINGS
--------------------------------------------------------------------------------

      The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

      The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

      At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

--------------------------------------------------------------------------------
                             FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The CMG High Yield Fund's, CMG Core Bond Fund's, CMG Short Term Bond Fund's and the CMG Ultra Short Term Bond Fund's most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

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                                  APPENDIX I

                   Columbia Management Advisors, LLC ("CMA")
                     Proxy Voting Policies and Procedures
    Adopted July 1, 2003 and revised September 30, 2005 and April 25, 2006

All proxies/1/ regarding client securities for which Columbia Management Advisors, LLC ("CMA") has assumed authority to vote will, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

    1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

    2. Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the Columbia Management Proxy Committee will determine the best interest of CMA's clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

OVERVIEW:

An investment adviser that exercises voting authority over clients' proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser's policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

---------------------

/1/ The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.


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PROCEDURES AND CONTROLS:

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members will include senior investment management personnel, who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Mutual Funds' Chief Compliance Officer, Legal representative, Compliance Risk Management representative) who participate as needed to enable effective execution of the Committee's responsibilities.

The Proxy Committee's functions shall include, in part,

      (a) direction of the vote on proposals where there has been a recommendation to the Proxy Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

      (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

      (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

      (d) development and modification of Voting Procedures, as stated in
      Section V, as it deems appropriate or necessary.

The Proxy Committee has an established charter, which sets forth the Proxy Committee's purpose, membership and operation. The Proxy Committee's charter is consistent, in all material respects, with this policy and procedure.

II. CMA'S INVESTMENT ASSOCIATES

Under CMA's Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Department will refer these matters first to the relevant CMA research analyst. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients' best interest as defined above. Information regarding CMA's proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth in Section IV. A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer by completing a Conflicts of Interest


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


Disclosure and Certification Form and submitting the form to Compliance Risk Management ("CRM"). For each Proxy Referral (defined in Section III), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of CMA's proxy policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate/2/, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients' interests. For example, CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be "material" to the extent that a reasonable person could expect the conflict to influence CMA's decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients' best interests.

For those proxy proposals that: (1) are not addressed by CMA's proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA's clients (collectively, "Proxy Referrals"), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance Risk Management will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management's Conflicts Officer in writing on the Conflicts of Interest Disclosure and Certification Form. Compliance Risk Management will consider information about CMA's significant business relationships, as well as other relevant information. The information considered by Compliance Risk Management may include information regarding:
(1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. Compliance Risk Management will consult with relevant experts, including legal counsel, as necessary.

--------
/2/ Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.




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If Compliance Risk Management determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance Risk Management will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA's policy is to invoke one or more of the following conflict management procedures:

  . Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA's proxy voting agent);

  . Causing the proxies to be delegated to a qualified, independent third party, which may include CMA's proxy voting agent.

  . In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest -- Additional Procedures

BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

    1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

    2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

    3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

    4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:


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


     . To disclose in writing to Columbia Management Conflicts of Interest Officer (within Compliance Risk Management) any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

     . To refrain from taking into consideration, in the decision as to whether or how CMA will vote proxies:

        . The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

    5. In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. ("ISS") or another independent third party. CMA has undertaken a review of ISS' conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that CMA determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

IV. VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies. CMA uses an independent, third-party vendor (currently ISS), to implement its proxy voting process as CMA's proxy voting agent. In general, whenever a vote is solicited, ISS will execute the vote according to CMA's Voting Guidelines as follows:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

  . Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management. However, CMA generally will WITHHOLD votes from pertinent director nominees if:

         (i) the board as proposed to be constituted would have more than one-third of its members from management;

         (ii)the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as


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


             "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

        (iii)the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

         (iv)a director serves on more than six public company boards;

         (v) the CEO serves on more than two public company boards other than the company's board.

         (i) the board as proposed to be constituted would have more than one-third of its members from management;

         On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

  . Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the SEC and the New York Stock Exchange ("NYSE"), or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

  . Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

  . Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

        .   Established governance standards and guidelines.
        .   Full board composed of not less than two-thirds "independent"
            directors, as defined by applicable regulatory and listing standards.
        .   Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.
        .   A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.
        .   Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.
        .   The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

  . Proposals that grant or restore shareholder ability to remove directors with or without cause.

  . Proposals to permit shareholders to elect directors to fill board vacancies.

  . Proposals that encourage directors to own a minimum amount of company stock.

  .   Proposals to provide or to restore shareholder appraisal rights.

  .   Proposals to adopt cumulative voting.

  .   Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

  . Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

  . Proposals that give management the ability to alter the size of the board without shareholder approval.

  . Proposals that provide directors may be removed only by supermajority vote.

  .   Proposals to eliminate cumulative voting.

  . Proposals which allow more than one vote per share in the election of directors.

  . Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

  . Proposals that mandate a minimum amount of company stock that directors must own.


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


  .   Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

  . Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

  . Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

  . CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

  . CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the appropriate Research Analyst, or alternatively if no Research Analyst is assigned to the security, the Portfolio Manager. The Investment Associate will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

  . Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

  .   Proposals asking a company to expense stock options.

  .   Proposals to put option repricings to a shareholder vote.

  . Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.


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


  . Proposals for the remuneration of auditors if no more than 33% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

  . Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

  . Proposals to authorize the replacement or repricing of out-of-the money options.

  . Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

  . Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

      For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.
  . Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

  . Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

  . Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

  . Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

  .   Whether the company has attained benefits from being publicly traded.


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  .   Cash-out value.

  .   Balanced interests of continuing vs. cashed-out shareholders.

  .   Market reaction to public announcement of transaction.

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

  . CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

  .   CMA generally votes FOR shareholder proposals to eliminate a poison pill.

  .   CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

  . CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

  . CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

  . CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

  . Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.


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  .   Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

        .   Credible reason exists to question:

           . The auditor's independence, as determined by applicable regulatory requirements.

           . The accuracy or reliability of the auditor's opinion as to the company's financial position.

           . Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

  . Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

  . Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes-Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

  . Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

  . Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

  . Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

  . Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

  . Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

  . Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.


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CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

  . FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

  . FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

  . Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

  . Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

  . Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

  . Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

  . Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

  . Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

  . The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA' categorization rules and the Dutch Corporate Governance Code.

  . No call/put option agreement exists between the company and the foundation.


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  .   There is a qualifying offer clause or there are annual management and supervisory board elections.

  .   The issuance authority is for a maximum of 18 months.

  .   The board of the company-friendly foundation is independent.

  . The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

  . There are no priority shares or other egregious protective or entrenchment tools.

  . The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

  .   Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

  .   Board structure
  .   Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

  . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
  . Ignore a shareholder proposal that is approved by a majority of shares outstanding;
  . Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;
  .   Are interested directors and sit on the audit or nominating committee; or
  . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

  .   Past performance relative to its peers
  .   Market in which fund invests
  .   Past shareholder activism, board activity and votes on related proposals


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  .   Strategy of the incumbents versus the dissidents
  .   Independence of incumbent directors; director nominees
  .   Experience and skills of director nominees
  .   Governance profile of the company
  .   Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Past performance as a closed-end fund
  .   Market in which the fund invests
  .   Measures taken by the board to address the discount
  .   Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

  .   Proposed and current fee schedules
  .   Fund category/investment objective
  .   Performance benchmarks
  .   Share price performance as compared with peers
  .   Resulting fees relative to peers
  . Assignments (where the adviser undergoes a change of control) Approving New Classes or Series of Shares: CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

  .   Stated specific financing purpose
  .   Possible dilution for common shares
  .   Whether the shares can be used for antitakeover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

  .   Potential competitiveness
  .   Regulatory developments
  .   Current and potential returns
  .   Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.


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Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

  .   Fund's target investments
  .   Reasons given by the fund for the change
  .   Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

  .   Political/economic changes in the target market
  .   Consolidation in the target market
  .   Current asset composition

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:

  .   Potential competitiveness
  .   Current and potential returns
  .   Risk of concentration
  .   Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

  .   Strategies employed to salvage the company
  .   Past performance of the fund
  .   Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

  .   The degree of change implied by the proposal
  .   The efficiencies that could result
  .   The state of incorporation; net effect on shareholder rights
  .   Regulatory standards and implications


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


CMA will vote FOR:

  . Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)
  . Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the 1940 Act) or interpretations thereunder to require such approval

CMA will vote AGAINST:

  .   Proposals enabling the Board to:
  .   Change, without shareholder approval the domicile of the fund
  . Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

  .   Regulations of both states
  .   Required fundamental policies of both states
  .   The increased flexibility available

    Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Fees charged to comparably sized funds with similar objectives
  .   The proposed distributor's reputation and past performance
  .   The competitiveness of the fund in the industry
  .   Terms of the agreement Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Resulting fee structure
  .   Performance of both funds


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


  .   Continuity of management personnel
  .   Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

  .   Performance of the fund's NAV
  .   The fund's history of shareholder relations
  .   The performance of other funds under the adviser's management

B. Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined Proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption using the Proxy Voting Recommendation Form. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed in Section III.

C. Proposals Requiring Special Consideration.

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS' or an individual client's guidelines.

        1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

        2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by ISS.


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


        3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

        4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder Submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in Section IV.A.

        5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

        6. Accounts Managed by CMA's Quantitative Strategies Group. When an issue is held only within an account managed by CMA's Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by ISS or as specified by the client.

        7. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

        8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

VI. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

   1. CMA will use an independent, third-party vendor (currently ISS), to implement its proxy voting process as CMA's proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

   2. ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.


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


   3. On a daily basis CMA will send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolios will be sent weekly.

   4. ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS will then reconcile information it receives from CMA with information that it has received from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to CMA.

   5. Whenever a vote is solicited, ISS will execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

     . If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS' understanding of the Voting Guidelines previously delivered to ISS. CMA will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

   6. Each time that ISS will send CMA a request to vote, the request will be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

   7. ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients, CMA will receive a report from ISS detailing CMA's voting for the previous period.

VII. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period. It is CMA's policy not to disclose how it voted a client's proxy to third parties.


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


With respect to its investment company clients, CMA will not selectively disclose its investment company clients' proxy voting records; rather, CMA will disclose such information by publicly available annual filings. CMA will create and maintain records of each investment company's proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

  .   The name of the issuer of the security;

  . The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

  . The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

  .   The shareholder meeting date;

  .   A brief identification of the matter voted on;

  .   Whether the matter was proposed by the issuer or by a security holder;

  .   Whether the company cast its vote on the matter;

  . How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

  .   Whether the company cast its vote for or against management.

--------------------------------------------------------------------------------

                      CMG ENHANCED S&P 500(R) INDEX FUND
                           CMG LARGE CAP VALUE FUND
                           CMG LARGE CAP GROWTH FUND
                            CMG MID CAP VALUE FUND
                            CMG MID CAP GROWTH FUND
                            CMG SMALL/MID CAP FUND
                           CMG SMALL CAP VALUE FUND
                         CMG INTERNATIONAL STOCK FUND
               Portfolios of Columbia Funds Institutional Trust

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


                               December 1, 2006

      This Statement of Additional Information ("SAI") contains information relating to Columbia Funds Institutional Trust (the "Trust") and eight portfolios of the Trust, CMG Enhanced S&P 500(R) Index Fund, CMG Large Cap Value Fund, CMG Large Cap Growth Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Small/Mid Cap Fund, CMG Small Cap Value Fund and CMG International Stock Fund (each a "Fund," together the "Funds").

      This SAI is not a Prospectus. It relates to the Prospectus dated
December 1, 2006, as supplemented from time to time (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.

      The most recent Annual Report to shareholders of the CMG Enhanced S&P 500(R) Index, CMG Large Cap Value, CMG Large Cap Growth, CMG Mid Cap Value, CMG Mid Cap Growth, CMG Small/Mid Cap, CMG Small Cap Value and CMG International Stock Funds is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.



ILT-39/115038-1106

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


DESCRIPTION OF THE FUNDS.............................  3
MANAGEMENT........................................... 17
DISCLOSURE OF PORTFOLIO INFORMATION.................. 40
INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES 42
PORTFOLIO TRANSACTIONS............................... 47
CAPITAL STOCK AND OTHER SECURITIES................... 51
PURCHASE, REDEMPTION AND PRICING OF SHARES........... 52
CUSTODIAN............................................ 54
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM........ 55
TAXES................................................ 55
SHAREHOLDER LIABILITY................................ 62
SHAREHOLDER MEETINGS................................. 62
FINANCIAL STATEMENTS................................. 63
APPENDIX I........................................... 64

--------------------------------------------------------------------------------
                           DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------


      The Trust, a business trust recently organized under the laws of the Commonwealth of Massachusetts, is registered with the Securities and Exchange Commission (the "SEC") as an open-end, management investment company. The Trust is comprised of separate portfolios, each of which is treated as a separate fund. There are 19 portfolios established under the Trust with differing investment goals, policies and restrictions: the Funds, CMG Core Plus Bond Fund, CMG Core Bond Fund, CMG Intermediate Bond Fund, CMG Short Term Bond Fund, CMG Ultra Short Term Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG High Yield Fund, CMG International Bond Fund, CMG Small Cap Growth Fund, and CMG Strategic Equity Fund. With the exception of the CMG International Bond Fund, the CMG Mortgage and Asset-Backed Securities Fund and the CMG Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer and will not invest in more than 10% of the outstanding voting securities of an issuer. The investment advisor for each of the Funds is Columbia Management Advisors, LLC (the "Advisor"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Advisor.


      Prior to March 27, 2006 (the "Fund Reorganization Date"), the Funds were organized as separate portfolios of the CMG Fund Trust (each, a "Predecessor Fund" and, collectively, "Predecessor Funds"), an Oregon business trust organized in 1989 (the "Predecessor Trust"). The information provided for each Funds in this SAI for periods prior to the Fund Reorganization Date relates to its Predecessor Fund; the information provided for the Trust in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Trust.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

      The investment objectives and principal investment strategies and policies of each Fund are described in the Prospectus. A Fund's investment objective may not be changed without a vote of its outstanding voting securities. There is no assurance that a Fund will achieve its investment objectives. Under normal conditions, the Funds will invest in equity securities, including securities convertible into equity securities. What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. To determine whether a Fund purchases such securities or engages in such practices, and to what extent, see "Chart of Securities and Investment Practices" at the end of this "INVESTMENT OBJECTIVES, POLICIES AND RISKS" section below.

Options and Financial Futures Transactions

      Each Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Funds may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Each Fund may enter into closing transactions, exercise its options, or permit the options to expire.

      The Funds may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. Each Fund other than Enhanced S&P 500 Index Fund may write such options on up to 25% of its net assets.

      The Funds may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Funds' investment restrictions do not limit the percentage of the Funds' assets that may be invested in financial futures transactions. Each Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Funds may engage in futures transactions only on commodities exchanges or boards of trade.

      The Funds will not engage in transactions in options, financial futures contracts, or options on financial futures contracts for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. Each Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.


      Upon entering into a futures contract, each Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the SEC rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.

      The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Advisor.

Foreign Currency Transactions

      A Fund may engage in foreign currency transactions either on a spot
(cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A Fund may engage in these transactions to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of foreign securities. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. A Fund will enter into forward contracts only for hedging purposes and not for speculation. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of a Fund, based on the Advisor's outlook, with a view to protecting the portfolio from adverse currency movements. Forward contracts involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency moves may not occur exactly as the Advisor expected, so use of forward contracts could adversely affect a Fund's total return.

      A Fund may purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. A Fund uses this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

      Hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead these costs will, over time, be reflected in a Fund's net asset value per share.

      Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the "Code"). These provisions could result in an increase or decrease in the amount of taxable dividends paid by a Fund and could affect whether distributions by that Fund are classified as capital gains or ordinary income.

Foreign Securities

      Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American

Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.

      Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments.

      Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

      There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for a Fund to obtain or enforce a judgement against the issuers of the obligation. The Funds will normally execute their portfolio securities transactions on the principal stock exchange on which the security is traded.

      The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

      ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security. While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on a Fund's exposure to foreign securities, these securities, along with the securities of foreign companies traded on NASDAQ will not be subject to any of the restrictions placed on the Funds' ability to invest in emerging market securities.

      Additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

Reverse Repurchase Agreements

      In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements.

Illiquid Securities

      No illiquid securities will be acquired by any of the Funds if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) except as stated below, restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

      Each of the Funds may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund's 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Advisor determines the liquidity of

Rule 144A securities and, through reports from the Advisor, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants

      Each Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the Funds in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where the convertible security is only available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

      The Funds may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that each Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Real Estate Investment Trusts ("REITs")

      REITs are pooled investment vehicles that invest primarily in real estate such as shopping centers, malls, multi-family housing, or commercial property, or real estate-related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

Investments in Small and Unseasoned Companies

      Unseasoned companies are companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Funds may need to sell them over an extended period or below the original purchase price. Investments by the Funds in these small or unseasoned companies may also be regarded as speculative.

Temporary Investments

      When, as a result of market conditions, the Advisor determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The International Stock Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective.

When-Issued Securities

      The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations during the time between the purchase and settlement dates. New issues of stocks and private placement securities may be sold in this manner. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. A Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when foreign securities are purchased or sold on a when-issued or delayed delivery basis.

Dollar Roll Transactions

      A Fund may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at an agreed price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.

      A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its purchase obligations under the transactions.

      Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging that Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Borrowing

      Each Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As previously noted, a Fund also may enter into certain transactions, including reverse repurchase agreements, dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Loan Transactions

      Loan transactions involve the lending of securities to a broker-dealer or institutional investor for use in connection with short sales, arbitrage, or other securities transactions. If made, loans of a Fund's portfolio securities will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

      It is the view of the Staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100% collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Technology Sector

      The Funds may invest a significant portion of their assets in companies in the technology sector. The Funds consider technology to be a sector larger than any one industry. Accordingly, investments by any Fund in companies within the technology sector will not be considered a concentration of investments in an industry.

Exchange-Traded Funds

      CMG Mid Cap Value Fund and CMG Small Cap Value Fund may invest in exchange-traded funds ("ETFs") up to the maximum amount allowable under the 1940 Act. ETFs are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

      ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

      The Funds would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

Chart of Securities and Investment Practices

      Set forth below is a chart detailing the specific securities and investment practices for the Funds. Each of the practices engaged in by the Funds is discussed in detail in the sections of this Statement of Additional Information preceding this chart.


                        S&P   Large Large           Mid    Small/ Small
                        500   Cap   Cap    Mid Cap  Cap    Mid    Cap      Int'l
                        Index Value Growth Value    Growth Cap    Value    Stock
                        Fund  Fund  Fund   Fund (3) Fund   Fund   Fund (3) Fund
--------------------------------------------------------------------------------
Domestic Equities        +      +     +       +       +      +       +       +
--------------------------------------------------------------------------------
Investment Grade         *      *     *       *       *      *       *       *
Securities
--------------------------------------------------------------------------------
High Yield/Non-          O      X     X       O       X      X       X       X
Investment Grade
Securities
--------------------------------------------------------------------------------
U.S. Government          *      *     *       *       *      *       *       *
Securities
--------------------------------------------------------------------------------
Foreign Government       X      X     X       X       X      X       X       *
Securities
--------------------------------------------------------------------------------
Domestic Bank            *      *     *       *       *      *       *       *
Obligations
--------------------------------------------------------------------------------
Commercial Paper         *      *     *       *       *      *       *       *
--------------------------------------------------------------------------------
Mortgage Backed          O      X     X       X       X      X       X       X
Securities
--------------------------------------------------------------------------------
CMOs                     X      X     X       X       X      X       X       X
--------------------------------------------------------------------------------
Asset Backed Securities  O      X     X       X       X      X       X       X
--------------------------------------------------------------------------------
Floating or Variable     O      X     X       X       X      X       X       X
Rate
--------------------------------------------------------------------------------
Loan Transactions        O      O     O       O       O      O       O       O
--------------------------------------------------------------------------------
Options & Financial      O      O     O       O       O      O       O       O
Futures & Swaps &
Swaptions
--------------------------------------------------------------------------------
ADRs, GDRs and           O      +     +       +       +      +       +       +
NASDAQ-listed
foreign securities/(1)/
--------------------------------------------------------------------------------
Foreign Equities/(1)/
--------------------------------------------------------------------------------
 Developed              10%+   20%   20%     20%     20%    20%     20%      +
   Markets/(2)/
--------------------------------------------------------------------------------
 Emerging Markets        NA     O     O       O       O      O       O       +
--------------------------------------------------------------------------------
Foreign Fixed Income     O      X     X       X       X      X       X       X
Securities
--------------------------------------------------------------------------------
Currency Contracts
--------------------------------------------------------------------------------
 Hedging                 NA     O     O       O       O      O       O       +
--------------------------------------------------------------------------------
 Speculation             X      X     X       X       X      X       X       X
--------------------------------------------------------------------------------
 Spot Basis              NA     O     O       O       O      O       O       +
--------------------------------------------------------------------------------

                        S&P   Large Large           Mid    Small/ Small
                        500   Cap   Cap    Mid Cap  Cap    Mid    Cap      Int'l
                        Index Value Growth Value    Growth Cap    Value    Stock
                        Fund  Fund  Fund   Fund (3) Fund   Fund   Fund (3) Fund
--------------------------------------------------------------------------------
Repurchase                O     O     O       O       O      O       O       O
Agreements
--------------------------------------------------------------------------------
Restricted/ Illiquid     10%   10%   10%     10%     10%    10%     10%     10%
(excluding 144A from
definition of illiquid)
--------------------------------------------------------------------------------
Convertible Securities    O     +     +       +       +      +       +       +
--------------------------------------------------------------------------------
Dollar Roll               O     O     O       O       O      O       O       O
Transactions
--------------------------------------------------------------------------------
REITs                     O     O     O       +       O      O       +       O
--------------------------------------------------------------------------------
When-Issued Securities    O     O     O       O       O      O       O       O
--------------------------------------------------------------------------------
Zero Coupon/Pay in        X     X     X       X       X      X       X       X
Kind
--------------------------------------------------------------------------------
Municipal Bonds           X     X     X       X       X      X       X       X
--------------------------------------------------------------------------------
Borrowing               33.3% 33.3% 33.3%   33.3%   33.3%  33.3%   33.3%   33.3%
--------------------------------------------------------------------------------


       +       Permitted - Part of principal investment strategy
       X       Not currently permitted
       O       Permitted - Not a principal investment strategy
       *       Temporary Investment or cash management purposes

       % Percentage of net assets (unless total assets specified) that Fund may invest

       NA      Not applicable

(1) Any limitation on foreign investments includes investments in both foreign securities purchased in foreign markets and ADRs, GDRs and NASDAQ-listed foreign securities.

(2) ADRs, GDRs and NASDAQ-listed foreign securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.

(3) The Funds may invest in ETFs; the Funds may invest up to 20% of assets in foreign securities, including American, European, Continental and Global Depositary Receipts as an investment strategy.

INVESTMENT RESTRICTIONS


      The following is a list of fundamental investment restrictions applicable to the Funds. The Board of Trustees may not change these restrictions without a majority vote of the outstanding securities of the applicable Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.


Each Fund may not, as a matter of fundamental policy:

      1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

      2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

      3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

      4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

      5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

      6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

      7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

CMG Enhanced S&P 500(R) Index Fund

      The following is a list of non-fundamental investment restrictions applicable to the CMG Enhanced S&P 500(R) Index Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:


      1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid. See "DESCRIPTION OF THE FUNDS: INVESTMENT OBJECTIVES, POLICIES AND RISKS" for a complete discussion of illiquid securities.


      2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      3. Invest in companies for the purpose of exercising control or management.

CMG Large Cap Value Fund

      The following is a list of non-fundamental investment restrictions applicable to the CMG Large Cap Value Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:


      1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid. See "DESCRIPTION OF THE FUNDS: INVESTMENT OBJECTIVES, POLICIES AND RISKS" for a complete discussion of illiquid securities.


      2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      3. Invest in companies for the purpose of exercising control or management.

CMG Large Cap Growth Fund

      The following is a list of non-fundamental investment restrictions applicable to the CMG Large Cap Growth Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:


      1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid. See "DESCRIPTION OF THE FUNDS: INVESTMENT OBJECTIVES, POLICIES AND RISKS" for a complete discussion of illiquid securities.


      2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      3. Invest in companies for the purpose of exercising control or management.

CMG Mid Cap Value Fund

      The following is a list of non-fundamental investment restrictions applicable to the CMG Mid Cap Value Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:


      1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid. See "DESCRIPTION OF THE FUNDS: INVESTMENT OBJECTIVES, POLICIES AND RISKS" for a complete discussion of illiquid securities.


      2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      3. Invest in companies for the purpose of exercising control or management.

CMG Mid Cap Growth Fund

      The following is a list of non-fundamental investment restrictions applicable to the CMG Mid Cap Growth Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:


      1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid. See "DESCRIPTION OF THE FUNDS: INVESTMENT OBJECTIVES, POLICIES AND RISKS" for a complete discussion of illiquid securities.


      2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      3. Invest in companies for the purpose of exercising control or management.

CMG Small/Mid Cap Fund

      The following is a list of non-fundamental investment restrictions applicable to the CMG Small/Mid Cap Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:


      1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS: INVESTMENT OBJECTIVES, POLICIES AND RISKS" for a complete discussion of illiquid securities.

CMG Small Cap Value Fund

      The following is a list of non-fundamental investment restrictions applicable to the CMG Small Cap Value Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:


      1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid. See "DESCRIPTION OF THE FUNDS: INVESTMENT OBJECTIVES, POLICIES AND RISKS" for a complete discussion of illiquid securities.


      2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 10% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      3. Invest in companies for the purpose of exercising control or management.

CMG International Stock Fund

      The following is a list of non-fundamental investment restrictions applicable to the CMG International Stock Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:


      1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's assets (taken at current value) would consist of these securities. See "DESCRIPTION OF THE FUNDS: INVESTMENT OBJECTIVES, POLICIES AND RISKS" for a complete discussion of illiquid securities.


--------------------------------------------------------------------------------
                                  MANAGEMENT
--------------------------------------------------------------------------------

      The Trust is managed under the general supervision of the Trustees of the Trust, who have responsibility for overseeing decisions relating to the investment policies and goals of the Funds. The names, addresses and ages of the Trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each Trustee serves for an indefinite term until the date the Trustee resigns, retires or is removed in accordance with the bylaws of the Trust. There is no family relationship between any of the Trustees.


      Columbia Management Advisors, LLC (the "Advisor"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Prior to the Fund Reorganization Date, the Advisor served as an investment advisor to the Predecessor Funds. The Advisor is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. The Advisor is a direct wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which is an indirect wholly owned subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The Advisor, a registered investment advisor, has been an investment advisor since 1995. On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into the Advisor (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, the Advisor is now the investment advisor to the Fund.


Certain Investment Activity Limits

      The overall investment activities of the Advisor and its affiliates may limit the investment opportunities for a Fund in certain markets in which limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, a Fund's activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates, and/or their internal policies.


      The "Columbia Fund Complex" includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.

Trustees and Officers


    Information regarding the Trustees and officers of the Funds together with their principal business occupations during the last five years (their titles may have varied during that period) is shown below. Unless otherwise noted, the address for each Trustee and officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111.



                                                                   Number of
                                                                 Portfolios in
                                                                   Columbia
                                  Year First      Principal          Fund
                                  Elected or    Occupation(s)       Complex           Other
Name and           Position with  Appointed    During Past Five    Overseen       Directorships
Year of Birth          Funds     to Office(1)       Years         by Trustee         Held(2)
-------------      ------------- ------------ ------------------ ------------- --------------------
Disinterested
Trustees
Thomas C. Theobald  Trustee and      1996     Partner and             75       Anixter
(Born 1937)         Chairman of               Senior Advisor,                  International
                    the Board                 Chicago Growth                   (network support
                                              Partners (private                equipment
                                              equity investing)                distributor);
                                              since September,                 Ventas, Inc. (real
                                              2004; Managing                   estate investment
                                              Director, William                trust); Jones Lang
                                              Blair Capital                    LaSalle (real estate
                                              Partners (private                management
                                              equity investing)                services) and
                                              from September,                  Ambac Financial
                                              1994 to September,               Group (financial
                                              2004.                            guaranty
                                                                               insurance)

                                                                   Number of
                                                                 Portfolios in
                                                                   Columbia
                                 Year First      Principal           Fund
                                 Elected or    Occupation(s)        Complex          Other
Name and          Position with  Appointed    During Past Five     Overseen      Directorships
Year of Birth         Funds     to Office(1)       Years          by Trustee        Held(2)
-------------     ------------- ------------ ------------------- ------------- ------------------
Disinterested
Trustees

Douglas A. Hacker    Trustee        1996     Independent              75       Nash Finch
(Born 1955)                                  business executive                Company (food
                                             since May 2006;                   distributor);
                                             Executive Vice                    Aircastle Limited
                                             President --                      (aircraft leasing)
                                             Strategy of United
                                             Airlines (airline)
                                             from December,
                                             2002 to May 2006;
                                             President of UAL
                                             Loyalty Services
                                             (airline marketing
                                             company) from
                                             September, 2001 to
                                             December, 2002;
                                             Executive Vice
                                             President and
                                             Chief Financial
                                             Officer of United
                                             Airlines from July,
                                             1999 to September,
                                             2001.

                                                                     Number of
                                                                   Portfolios in
                                                                     Columbia
                                    Year First      Principal          Fund
                                    Elected or    Occupation(s)       Complex         Other
Name and             Position with  Appointed    During Past Five    Overseen     Directorships
Year of Birth            Funds     to Office(1)       Years         by Trustee       Held(2)
-------------        ------------- ------------ ------------------ ------------- ---------------
Disinterested
Trustees
Janet Langford Kelly    Trustee        1996     Deputy General          75       None
(Born 1957)                                     Counsel-Corporate
                                                Legal Services,
                                                ConocoPhilips
                                                (integrated
                                                petroleum
                                                company) since
                                                August 2006;
                                                Partner, Zelle,
                                                Hofmann, Voelbel,
                                                Mason & Gette LLP
                                                (law firm) from
                                                March, 2005 to
                                                July 2006; Adjunct
                                                Professor of Law,
                                                Northwestern
                                                University, from
                                                September, 2004 to
                                                June, 2006;
                                                Director, UAL
                                                Corporation
                                                (airline) from
                                                February 2006 to
                                                July 2006; Chief
                                                Administrative
                                                Officer and Senior
                                                Vice President,
                                                Kmart Holding
                                                Corporation
                                                (consumer goods),
                                                from September,
                                                2003 to March,
                                                2004; Executive
                                                Vice President-
                                                Corporate
                                                Development and
                                                Administration,
                                                General Counsel
                                                and Secretary,
                                                Kellogg Company
                                                (food
                                                manufacturer),
                                                from September,
                                                1999 to August,
                                                2003.

                                                                    Number of
                                                                  Portfolios in
                                                                    Columbia
                                 Year First       Principal           Fund
                                 Elected or     Occupation(s)        Complex         Other
Name and          Position with  Appointed     During Past Five     Overseen     Directorships
Year of Birth         Funds     to Office(1)        Years          by Trustee       Held(2)
-------------     ------------- ------------ -------------------- ------------- ---------------
Disinterested
Trustees
Richard W. Lowry     Trustee        1995     Private Investor          77       None
(Born 1936)                                  since August, 1987
                                             (formerly
                                             Chairman and
                                             Chief Executive
                                             Officer, U.S.
                                             Plywood
                                             Corporation
                                             (building products
                                             manufacturer) until
                                             1987).

Charles R. Nelson    Trustee        1981     Professor of              75       None
(Born 1942)                                  Economics,
                                             University of
                                             Washington since
                                             January, 1976;
                                             Ford and Louisa
                                             Van Voorhis
                                             Professor of
                                             Political Economy,
                                             University of
                                             Washington, since
                                             September, 1993;
                                             Director, Institute
                                             for Economic
                                             Research,
                                             University of
                                             Washington from
                                             September, 2001 to
                                             June, 2003;
                                             Adjunct Professor
                                             of Statistics,
                                             University of
                                             Washington since
                                             September, 1980;
                                             Associate Editor,
                                             Journal of Money
                                             Credit and
                                             Banking since
                                             September, 1993;
                                             consultant on
                                             econometric and
                                             statistical matters.

                                                                    Number of
                                                                  Portfolios in
                                                                    Columbia
                                   Year First      Principal          Fund
                                   Elected or    Occupation(s)       Complex           Other
Name and            Position with  Appointed    During Past Five    Overseen       Directorships
Year of Birth           Funds     to Office(1)       Years         by Trustee         Held(2)
-------------       ------------- ------------ ------------------ ------------- -------------------
Disinterested
Trustees
John J. Neuhauser      Trustee        1985     University              77       None
(Born 1943)                                    Professor, Boston
                                               College since
                                               November, 2005;
                                               Academic Vice
                                               President and
                                               Dean of Faculties,
                                               Boston College
                                               from August, 1999
                                               to October, 2005.

Patrick J. Simpson     Trustee        2000     Partner, Perkins        75       None
(Born 1944)                                    Coie L.L.P. (law
                                               firm).

Thomas E. Stitzel      Trustee        1998     Business                75       None
(Born 1936)                                    Consultant since
                                               1999; Chartered
                                               Financial Analyst.

Anne-Lee Verville      Trustee        1998     Retired since 1997      75       Chairman of the
(Born 1945)                                    (formerly General                Board of
                                               Manager, Global                  Directors, Enesco
                                               Education                        Group, Inc.
                                               Industry, IBM                    (producer of
                                               Corporation                      giftware and home
                                               (computer and                    and garden decor
                                               technology) from                 products)
                                               1994 to 1997).

Interested Trustee
William E. Mayer(3)    Trustee        1994     Partner, Park           75       Lee Enterprises
(Born 1940)                                    Avenue Equity                    (print media), WR
                                               Partners (private                Hambrecht + Co.
                                               equity) since                    (financial service
                                               February, 1999;                  provider); Reader's
                                               Dean and                         Digest
                                               Professor, College               (publishing)
                                               of Business,
                                               University of
                                               Maryland, 1992 to
                                               1997.

--------
(1) The date shown is the earliest date on which a trustee was elected or appointed to the board of a Fund in the Columbia Fund Complex.


(2) Directorships or trusteeships of companies required to report to the SEC (i.e., "public companies").

(3) Mr. Mayer is an "interested person" (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or clients advised by the Advisor or its affiliates.



                                            Year First
                                            Elected or
Name, Year of Birth and                     Appointed
Address                 Position with Funds to Office   Principal Occupation(s) During Past Five Years
----------------------- ------------------- ---------- ------------------------------------------------
Officers

Christopher L. Wilson    President             2004    Head of Mutual Funds since August, 2004 and
(Born 1957)                                            Managing Director of the Advisor since
                                                       September, 2005; President and Chief
                                                       Executive Officer, CDC IXIS Asset Management
                                                       Services, Inc. (investment management) from
                                                       September, 1998 to August, 2004.

James R. Bordewick, Jr.  Senior Vice           2006    Associate General Counsel, Bank of America
(Born 1959)              President,                    since April, 2005; Senior Vice President and
                         Secretary and                 Associate General Counsel, MFS Investment
                         Chief Legal                   Management (investment management) prior
                         Officer                       to April, 2005.

J. Kevin Connaughton     Senior Vice           2000    Managing Director of the Advisor since
(Born 1964)              President, Chief              February, 1998.
                         Financial Officer
                         and Treasurer

Mary Joan Hoene          Senior Vice           2004    Senior Vice President and Chief Compliance
(Born 1949)              President and                 Officer of various funds in the Columbia
100 Federal Street       Chief Compliance              Columbia Fund Complex; Partner, Carter,
Boston, MA 02110         Officer                       Ledyard & Milburn LLP (law firm) from
                                                       January, 2001 to August, 2004.

Michael G. Clarke        Chief Accounting      2004    Director of Fund Administration Since January,
(Born 1969)              Officer and                   2006; Managing Director of Columbia
                         Assistant                     Management Advisors, LLC September, 2004 to
                         Treasurer                     December, 2005; Vice President Fund
                                                       Administration June, 2002 to September , 2004.
                                                       Vice President Product Strategy and
                                                       Development from February, 2001 to
                                                       June 2002.

Stephen T. Welsh         Vice President        1996    President, Columbia Management Services,
(Born 1957)                                            Inc. since July, 2004; Senior Vice President and
                                                       Controller, Columbia Management Services,
                                                       Inc. prior to July, 2004.

Jeffrey R. Coleman       Deputy Treasurer      2004    Director of Fund Administration since January,
(Born 1969)                                            2006; Fund Controller from October, 2004 to
                                                       January 2006; Vice President of CDC IXIS Asset
                                                       Management Services, Inc. (investment
                                                       management) from August, 2000 to
                                                       September, 2004.

                                            Year First
                                            Elected or
Name, Year of Birth and                     Appointed
Address                 Position with Funds to Office  Principal Occupation(s) During Past Five Years
----------------------- ------------------- ---------- -----------------------------------------------
Officers

Joseph F. DiMaria       Deputy Treasurer       2004    Director of Fund Administration since January,
(Born 1968)                                            2006; Head of Tax/Compliance and Assistant
                                                       Treasurer from November, 2004 to December,
                                                       2005; Director of Trustee Administration
                                                       (Sarbanes-Oxley) from May, 2003 to October,
                                                       2004. Senior Audit Manager,
                                                       PricewaterhouseCoopers (independent
                                                       registered public accounting firm) from July,
                                                       2000 to April, 2003.

Ty S. Edwards           Deputy Treasurer       2004    Director of Fund Administration since January,
(Born 1966)                                            2006; Vice President of the Adviser from July
                                                       2002 to December, 2005; Assistant Vice
                                                       President and Director, State Street
                                                       Corporation (financial services) prior to 2002.

Kathryn Dwyer-Thompson  Assistant              2006    Vice President, Mutual Fund Accounting
(Born 1967)             Treasurer                      Oversight of the Advisor since December 2004;
                                                       Vice President, State Street Corporation
                                                       (financial services) prior to December 2004.

Marybeth C. Pilat       Assistant              2006    Vice President, Mutual Fund Valuation of the
(Born 1968)             Treasurer                      Advisor since January 2006; Vice President,
                                                       Mutual Fund Accounting Oversight of the
                                                       Advisor prior to January 2006.

Philip N. Prefontaine   Assistant              2006    Vice President, Mutual Fund Reporting of the
(Born 1948)             Treasurer                      Advisor since November 2004; Assistant Vice
                                                       President of CDC IXIS Asset Management
                                                       Services, Inc. (investment management) prior
                                                       to November 2004.

Keith E. Stone          Assistant              2006    Vice President, Trustee Reporting of the
(Born 1974)             Treasurer                      Advisor since September 2003; Manager,
                                                       Investors Bank & Trust Company (financial
                                                       services) from December 2002 to September
                                                       2003; Audit Senior, Deloitte & Touche, LLP
                                                       (independent registered public accounting
                                                       firm) prior to December 2002.

Barry S. Vallan         Controller             2006    Vice President-Fund Treasury of the Advisor
(Born 1969)                                            since October, 2004; Vice President-Trustee
                                                       Reporting from April, 2002 to October, 2004;
                                                       Management Consultant,
                                                       PricewaterhouseCoopers (independent
                                                       registered public accounting firm) prior to
                                                       October, 2002.

Peter T. Fariel         Assistant Secretary    2006    Associate General Counsel, Bank of America
(Born 1957)                                            since April, 2005; Partner, Goodwin Procter
                                                       LLP (law firm) prior to April, 2005.

                                            Year First
                                            Elected or
Name, Year of Birth and                     Appointed
Address                 Position with Funds to Office  Principal Occupation(s) During Past Five Years
----------------------- ------------------- ---------- ----------------------------------------------
   Officers

   Ryan C. Larrenaga    Assistant Secretary    2005    Assistant General Counsel, Bank of America
   (Born 1970)                                         since March, 2005; Associate, Ropes & Gray
                                                       LLP (law firm) from 1998 to February, 2005.

   Barry S. Finkle      Assistant              2003    Senior Manager and Head of Fund
   (Born 1965)          Treasurer                      Performance of the Advisor since January,
                                                       2001.

   Julian Quero         Assistant              2003    Senior Compliance Manager of the Advisor
   (Born 1967)          Treasurer                      since April, 2002; Assistant Vice President of
                                                       Taxes and Distributions of the Advisor from
                                                       2001 to April, 2002.


      Each of the Trust's Trustees and officers hold comparable positions with certain other funds of which the Advisor or its affiliates is the investment advisor or distributors and, in the case of certain of the officers, with certain affiliates of the Advisor. Messrs. Lowry and Neuhauser are also trustees/officers of the Liberty All-Star Funds, a group of 2 registered closed-end funds sponsored by an affiliate of the Advisor.

      The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders' meeting in 2005, and will hold a shareholders' meeting at least once every five years thereafter to elect Trustees.


Role of the Board of Trustees


      The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds.


Audit Committee


      Ms. Verville and Messrs. Hacker and Stitzel are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the Funds', independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended July 31, 2006, the Audit Committee convened ten times.


Governance Committee

      Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisor. The Governance Committee will consider candidates for Trustees recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended July 31, 2006, the Governance Committee convened five times.


Advisory Fees & Expenses Committee


      Ms. Kelly and Messrs. Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended July 31, 2006, the Advisory Fees & Expenses Committee convened ten times.


Compliance Committee


      Mmes. Kelly and Verville and Messrs. Nelson, Simpson and Stitzel are members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment advisor, principal underwriter and transfer agent. For the fiscal year ended July 31, 2006, the Compliance Committee convened eight times.


Investment Oversight Committees


      Each Trustee of the Funds also serves on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Fund Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds which they review:


IOC#1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth
       Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and
       Municipal.

IOC#2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed
       Income - Multi Sector, Fixed Income - Core, and Young Investor.


IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small
       Value, Asset Allocation, High Yield and Money Market.

IOC#4: Messrs. Nelson and Simpson are responsible for reviewing funds in the following asset categories: Large/MultiCap Blend, Mid Cap Growth, Small
       Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.



      The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2005 of (i) the Funds and (ii) all of the funds in the Columbia Fund Complex.


Disinterested Trustees:


                                  Douglas A.   Janet Langford  Richard W.
          Name of Fund              Hacker         Kelly         Lowry
-------------------------------- ------------- -------------- -------------
CMG Small/Mid Cap Fund           None          None           None
CMG International Stock Fund     None          None           None
CMG Enhanced S&P 500 Fund        None          None           None
CMG Small Cap Value Fund         None          None           None
CMG Mid Cap Value Fund           None          None           None
CMG Mid Cap Growth Fund          None          None           None
CMG Large Cap Growth Fund        None          None           None
CMG Large Cap Value Fund         None          None           None
Aggregate Dollar Range of Equity Over $100,000 Over $100,000  Over $100,000
  Securities Owned in All Funds
  Overseen by Trustee in Fund
  Complex:



                                 Dr. Charles R.
          Name of Fund               Nelson     John J. Neuhauser
-------------------------------- -------------- -----------------
CMG Small/Mid Cap Fund           None             None
CMG International Stock Fund     None             None
CMG Enhanced S&P 500 Fund        None             None
CMG Small Cap Value Fund         None             None
CMG Mid Cap Value Fund           None             None
CMG Mid Cap Growth Fund          None             None
CMG Large Cap Growth Fund        None             None
CMG Large Cap Value Fund         None             None
Aggregate Dollar Range of Equity Over $100,000    Over $100,000
  Securities Owned in All Funds
  Overseen by Trustee in Fund
  Complex:

                                        Patrick J.
             Name of Fund                Simpson     Thomas E. Stitzel
-------------------------------------- ------------- -----------------
CMG Small/Mid Cap Fund                 None          None
CMG International Stock Fund           None          None
CMG Enhanced S&P 500 Fund              None          None
CMG Small Cap Value Fund               None          None
CMG Mid Cap Value Fund                 None          None
CMG Mid Cap Growth Fund                None          None
CMG Large Cap Growth Fund              None          None
CMG Large Cap Value Fund               None          None
Aggregate Dollar Range of Equity       Over $100,000 $50,001-$100,000
  Securities Owned in All Funds
  Overseen by Trustee in Fund Complex:



                                              Thomas C.       Anne-Lee
               Name of Fund                   Theobald        Verville
------------------------------------------- ------------- -------------
CMG Small/Mid Cap Fund                      None          None
CMG International Stock Fund                None          None
CMG Enhanced S&P 500 Fund                   None          None
CMG Small Cap Value Fund                    None          None
CMG Mid Cap Value Fund                      None          None
CMG Mid Cap Growth Fund                     None          None
CMG Large Cap Growth Fund                   None          None
CMG Large Cap Value Fund                    None          None
Aggregate Dollar Range of Equity Securities Over $100,000 Over $100,000(1)
  Owned in All Funds Overseen by Trustee
  in Fund Complex:



Interested Trustee:



              Name of Fund               William E. Mayer
---------------------------------------- ----------------
CMG Small/Mid Cap Fund                   None
CMG International Stock Fund             None
CMG Enhanced S&P 500 Fund                None
CMG Small Cap Value Fund                 None
CMG Mid Cap Value Fund                   None
CMG Mid Cap Growth Fund                  None
CMG Large Cap Growth Fund                None
CMG Large Cap Value Fund                 None
Aggregate Dollar Range of Equity         $50,001-$100,000
  Securities Owned in All Funds Overseen
  by Trustee in Fund Complex:


(1) Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Columbia Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Fund Complex as specified by Ms. Verville.

      As of December 31, 2005, none of the disinterested Trustees or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Columbia Fund Complex or any person controlling, controlled by or under common control with any such entity.

Trustee Compensation


      The Trustees serve as trustees of 75 registered investment companies managed by the Advisor for which each Trustee receives a retainer at the annual rate of $75,000, an attendance fee of $10,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Mr. Theobald serves as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $20,000; the chair of the Advisory Fees and Expenses Committee receives a supplemental retainer at the annual rate of $15,000; the chairs of the Compliance Committee and the Governance Committee each receive supplemental retainers at the annual rate of $10,000. Members of each committee, including the Investment Oversight Committee, receive $2,500 for each committee meeting and $1,000 for each telephonic committee meeting. The Audit Committee chair receives a supplement of $500 for each Audit Committee meeting. Committee members receive $2,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds. The Funds do not currently provide pension or retirement plan benefits to the Trustees.

      The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

      Fees paid to officers and trustees. With the exception of one officer, all officers of the Funds are employees of Columbia or its affiliates and receive no compensation from the Funds. Officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer position. Each Fund's fee, which is included in the unified fee, will not exceed $15,000 per year.

      The following table sets forth compensation paid to the Funds' Trustees by the Funds for the fiscal year ended July 31, 2006 and by the Fund Complex as a whole for the calendar year ended December 31, 2005.

Disinterested Trustees:


                                 Douglas A. Janet Langford Richard W.
Aggregate Compensation From Fund   Hacker       Kelly        Lowry
-------------------------------- ---------- -------------- ----------
CMG Small/Mid Cap Fund            $850         $831         $709
CMG International Stock Fund      $1,210       $1,182       $1,010
CMG Enhanced S&P 500 Fund         $1,070       $1,045       $892
CMG Small Cap Value Fund          $1,080       $1,044       $908
CMG Mid Cap Value Fund            $811         $792         $676
CMG Mid Cap Growth Fund           $971         $941         $815
CMG Large Cap Growth Fund         $881         $860         $735
CMG Large Cap Value Fund          $879         $858         $733
Total Compensation from Columbia  $111,277     $116,500     $142,500
  Fund Complex(1):



                                 Dr. Charles R.
Aggregate Compensation From Fund     Nelson     John J. Neuhauser
-------------------------------- -------------- -----------------
CMG Small/Mid Cap Fund              $780            $737
CMG International Stock Fund        $1,111          $1,050
CMG Enhanced S&P 500 Fund           $981            $928
CMG Small Cap Value Fund            $985            $943
CMG Mid Cap Value Fund              $744            $704
CMG Mid Cap Growth Fund             $886            $847
CMG Large Cap Growth Fund           $808            $764
CMG Large Cap Value Fund            $806            $762
Total Compensation from Columbia    $111,500        $137,833
  Fund Complex(1):



  Aggregate Compensation From    Patrick J.
             Fund                Simpson(2) Thomas E. Stitzel(3)
-------------------------------- ---------- --------------------
CMG Small/Mid Cap Fund            $782            $825
CMG International Stock Fund      $1,114          $1,174
CMG Enhanced S&P 500 Fund         $984            $1,037
CMG Small Cap Value Fund          $1,000          $1,043
CMG Mid Cap Value Fund            $746            $786
CMG Mid Cap Growth Fund           $898            $938
CMG Large Cap Growth Fund         $811            $854
CMG Large Cap Value Fund          $809            $852
Total Compensation from Columbia  $107,500        $113,000
  Fund Complex(1):



                                  Thomas C.   Anne-Lee    Richard W.
Aggregate Compensation From Fund Theobald(4) Verville(5) Woolworth(6)
-------------------------------- ----------- ----------- ------------
CMG Small/Mid Cap Fund            $1,245      $825         $667
CMG International Stock Fund      $1,774      $1,174       $947
CMG Enhanced S&P 500 Fund         $1,568      $1,037       $832
CMG Small Cap Value Fund          $1,599      $1,043       $778
CMG Mid Cap Value Fund            $1,188      $786         $630
CMG Mid Cap Growth Fund           $1,435      $938         $710
CMG Large Cap Growth Fund         $1,291      $854         $685
CMG Large Cap Value Fund          $1,288      $852         $683
Total Compensation from Columbia  $205,500    $120,723     $106,500
  Fund Complex(1):

Interested Trustees:


Aggregate Compensation From Fund William E. Mayer
-------------------------------- ---------------- -   -
CMG Small/Mid Cap Fund               $809
CMG International Stock Fund         $1,150
CMG Enhanced S&P 500 Fund            $1,015
CMG Small Cap Value Fund             $1,007
CMG Mid Cap Value Fund               $769
CMG Mid Cap Growth Fund              $909
CMG Large Cap Growth Fund            $836
CMG Large Cap Value Fund             $834
Total Compensation from Columbia     $147,750
  Fund Complex(1):

--------
(1)As of December 31, 2005, the Columbia Fund Complex consisted of 159 open-end and 11 closed-end management investment company portfolios.


(2)During the fiscal year ended July 31, 2006, and the calendar year ended December 31,2005, Mr. Simpson deferred $782, $1,114, $984, $1,000, $746,
   $898, $810 and $809 of his compensation from the CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Enhanced S&P 500 Fund, CMG Small Cap Value Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Large Cap Growth Fund and CMG Large Cap Value Fund, respectively, and $107,500 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Simpson's account under the plan was $269,502.

(3)During the fiscal year ended July 31, 2006, and the calendar year ended December 31,2005, Mr. Stitzel deferred $298, $422, $378, $413, $288, $367,
   $313 and $311, of his compensation from the CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Enhanced S&P 500 Fund, CMG Small Cap Value Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Large Cap Growth Fund and CMG Large Cap Value Fund, respectively, pursuant to the deferred compensation plan.

(4)During the fiscal year ended July 31, 2006, and the calendar year ended December 31,2005, Mr. Theobald deferred $869, $1,237, $1,096, $1,130, $831,
   $1,013, $903 and $901, of his compensation from the CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Enhanced S&P 500 Fund, CMG Small Cap Value Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Large Cap Growth Fund and CMG Large Cap Value Fund, respectively, and $150,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Theobald's account under the plan was $320,084.

(5)At December 31, 2005, the value of Ms. Verville's account under the plan was $683,935.

(6)Mr. Woolworth served as a Trustee until August 4, 2006.


Portfolio Managers

Other Accounts Managed by Portfolio Managers

      The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Funds' portfolio managers managed as of the Funds' fiscal year end.

CMG Enhanced S&P 500(R) Index Fund



Portfolio Manager   Other SEC-registered   Other pooled investment      Other accounts
                   open-end and closed-end        vehicles
                            funds
-------------------------------------------------------------------------------------------
                   Number of    Assets     Number of     Assets    Number of      Assets
                   accounts                accounts                accounts
-------------------------------------------------------------------------------------------
Vikram J. Kuriyan,    18     $10.1 billion    62      $4.1 billion    124/(1)/ $8.5 billion
  PhD



(1) Includes two separately managed accounts totaling $29 million in assets having advisory fees based on performance.


CMG Large Cap Value Fund



Portfolio Managers  Other SEC-registered   Other pooled investment      Other accounts
                   open-end and closed-end         vehicles
                           funds
------------------------------------------------------------------------------------------
                   Number of     Assets    Number of     Assets     Number of    Assets
                   accounts                accounts                 accounts
------------------------------------------------------------------------------------------
 Lori J. Ensinger     11      $7.3 billion     2     $537.7 million   4,246   $3.6 billion
------------------------------------------------------------------------------------------
 David I. Hoffman     11      $7.3 billion     2     $537.7 million   4,253   $3.6 billion
------------------------------------------------------------------------------------------
 Noah J. Petrucci     11      $7.3 billion     2     $537.7 million   4,251   $3.6 billion
------------------------------------------------------------------------------------------
 Diane Sobin          11      $7.3 billion     2     $537.7 million   4,254   $3.6 billion
------------------------------------------------------------------------------------------


CMG Large Cap Growth Fund



Portfolio Managers  Other SEC-registered   Other pooled investment      Other accounts
                   open-end and closed-end        vehicles
                           funds
-------------------------------------------------------------------------------------------
                   Number of     Assets    Number of    Assets     Number of     Assets
                   accounts                accounts                accounts
-------------------------------------------------------------------------------------------
Paul J. Berlinguet     5      $2.1 billion     1     $ 370 million    16      $225 million
-------------------------------------------------------------------------------------------
Edward P. Hickey       7      $2.1 billion     1     $ 370 million    25     $458.5 million
-------------------------------------------------------------------------------------------
Roger R. Sullivan      7      $2.1 billion     1     $ 370 million    20      $225 million
-------------------------------------------------------------------------------------------
Mary-Ann Ward          6      $1.8 billion     1     $370 million     68     $93.8 million
-------------------------------------------------------------------------------------------
John T. Wilson         7      $2.1 billion     1     $ 370 million    30      $250 million
-------------------------------------------------------------------------------------------


CMG Mid Cap Value Fund



Portfolio Managers  Other SEC-registered   Other pooled investment      Other accounts
                   open-end and closed-end         vehicles
                           funds
------------------------------------------------------------------------------------------
                   Number of     Assets    Number of     Assets     Number of    Assets
                   accounts                accounts                 accounts
------------------------------------------------------------------------------------------
 Lori J. Ensinger     11      $7.3 billion     2     $537.7 million   4,246   $3.6 billion
------------------------------------------------------------------------------------------
 David I. Hoffman     11      $7.3 billion     2     $537.7 million   4,253   $3.6 billion
------------------------------------------------------------------------------------------
 Noah J. Petrucci     11      $7.3 billion     2     $537.7 million   4,251   $3.6 billion
------------------------------------------------------------------------------------------
 Diane Sobin          11      $7.3 billion     2     $537.7 million   4,254   $3.6 billion
------------------------------------------------------------------------------------------

CMG Mid Cap Growth Fund



Portfolio Manager  Other SEC-registered   Other pooled investment     Other accounts
                  open-end and closed-end       vehicles
                           funds
-----------------------------------------------------------------------------------------
                  Number of    Assets     Number of     Assets    Number of     Assets
                  accounts                accounts                accounts
-----------------------------------------------------------------------------------------
Wayne M. Collette     9     $1.4 billion      1       $5 million     20/(1)/ $525 million
-----------------------------------------------------------------------------------------
George J. Myers       6     $ 1.1 billion     1       $5 million     23      $525 million
-----------------------------------------------------------------------------------------


(1) Includes one separately managed account totaling $61 million in assets having advisoryfees based on performance.


CMG Small/Mid Cap Fund



Portfolio Manager  Other SEC-registered   Other pooled investment     Other accounts
                  open-end and closed-end       vehicles
                          funds
-----------------------------------------------------------------------------------------
                  Number of     Assets    Number of     Assets    Number of     Assets
                  accounts                accounts                accounts
-----------------------------------------------------------------------------------------
Wayne M. Collette     9      $1.4 billion     1       $5 million     20/(1)/ $525 million
-----------------------------------------------------------------------------------------
George J. Myers       6      $1.1 billion     1       $5 million     23      $525 million
-----------------------------------------------------------------------------------------


(1) Includes one separately managed account totaling $61 million in assets having advisoryfees based on performance.


CMG Small Cap Value Fund



Portfolio Managers  Other SEC-registered   Other pooled investment    Other accounts
                   open-end and closed-end       vehicles
                           funds
----------------------------------------------------------------------------------------
                   Number of     Assets    Number of    Assets     Number of   Assets
                   accounts                accounts                accounts
----------------------------------------------------------------------------------------
Stephen D. Barbaro     4      $1.2 billion     1      $20 million      9     $28 million
----------------------------------------------------------------------------------------
Jeremy Javidi          4      $1.2 billion     1      $20 million      7     $25 million
----------------------------------------------------------------------------------------


CMG International Stock Fund



Portfolio Managers   Other SEC-registered                 Other pooled investment     Other accounts
                    open-end and closed-end                      vehicles
                             funds
--------------------------------------------------------------------------------------------------------
                    Number of    Assets                   Number of     Assets    Number of    Assets
                    accounts                              accounts                accounts
--------------------------------------------------------------------------------------------------------
Fred Copper             5     $1.69 billion                   2      $479 million     8     $281 million
--------------------------------------------------------------------------------------------------------
Jasmine (Weili)
  Huang                 4     $1.59 billion                   2      $479 million     5     $112 million
--------------------------------------------------------------------------------------------------------
Timothy R. Anderson     3     $1.45 billion                   2      $479 million     9     $281 million
--------------------------------------------------------------------------------------------------------
Paul J. DiGiacomo       3     $1.45 billion                   2      $479 million    14     $281 million
--------------------------------------------------------------------------------------------------------
Daisuke Nomoto          3     $1.45 billion                   2      $479 million     2     $112 million
--------------------------------------------------------------------------------------------------------

      See "Other Considerations - Portfolio Transactions - Potential conflicts of interest in managing multiple accounts" for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.

Ownership of Securities

      The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of each Fund's most recent fiscal year:

CMG Enhanced S&P 500(R) Index Fund

                                         Dollar Range of Equity
                                         Securities in the Fund
                 Portfolio Manager         Beneficially Owned
              ---------------------------------------------------
              Vikram J. Kuriyan                   None

CMG Large Cap Value Fund

                                         Dollar Range of Equity
                                         Securities in the Fund
                 Portfolio Managers        Beneficially Owned
              ---------------------------------------------------
              Lori J. Ensinger                    None
              ---------------------------------------------------
              David I. Hoffman                    None
              ---------------------------------------------------
              Noah J. Petrucci                    None
              ---------------------------------------------------
              Diane Sobin                         None

CMG Large Cap Growth Fund


                                         Dollar Range of Equity
                                         Securities in the Fund
                 Portfolio Managers        Beneficially Owned
              ---------------------------------------------------
              Paul J. Berlinguet                  None
              ---------------------------------------------------
              Edward P. Hickey             $100,001-$500,000
              ---------------------------------------------------
              Roger R. Sullivan                   None
              ---------------------------------------------------
              Mary-Ann Ward                       None
              ---------------------------------------------------
              John T. Wilson                      None
              ---------------------------------------------------


CMG Mid Cap Value Fund

                                         Dollar Range of Equity
                                         Securities in the Fund
                 Portfolio Managers        Beneficially Owned
              ---------------------------------------------------
              Lori J. Ensinger                    None
              ---------------------------------------------------
              David I. Hoffman                    None
              ---------------------------------------------------
              Noah J. Petrucci                    None
              ---------------------------------------------------
              Diane Sobin                         None
              ---------------------------------------------------

CMG Mid Cap Growth Fund


                                         Dollar Range of Equity
                                         Securities in the Fund
                 Portfolio Manager         Beneficially Owned
              ---------------------------------------------------
              Wayne M. Collette                   None
              ---------------------------------------------------
              George J. Myers                     None
              ---------------------------------------------------




CMG Small/Mid Cap Fund


                                         Dollar Range of Equity
                                         Securities in the Fund
                 Portfolio Manager         Beneficially Owned
              ---------------------------------------------------
              Wayne M. Collette                   None
              ---------------------------------------------------
              George J. Myers                     None
              ---------------------------------------------------




CMG Small Cap Value Fund

    -----------------------------------------------------------------------

                              Dollar Range of Equity Securities in the Fund
       Portfolio Managers                  Beneficially Owned
    -----------------------------------------------------------------------
    Stephen D. Barbaro                            None
    -----------------------------------------------------------------------
    Jeremy Javidi                                 None
    -----------------------------------------------------------------------

CMG International Stock Fund


    -----------------------------------------------------------------------

                              Dollar Range of Equity Securities in the Fund
       Portfolio Manager                   Beneficially Owned
    -----------------------------------------------------------------------
    Fred Copper                                   None
    -----------------------------------------------------------------------
    Jasmine (Weili) Huang                         None
    -----------------------------------------------------------------------
    Timothy R. Anderson                           None
    -----------------------------------------------------------------------
    Paul J. DiGiacomo                             None
    -----------------------------------------------------------------------
    Daisuke Nomoto                                None
    -----------------------------------------------------------------------


Compensation

      As of the Funds' most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing each manager's three- and five-year performance. The Advisor may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

CMG Enhanced S&P 500(R) Index Fund


 -----------------------------------------------------------------------------
    Portfolio Manager       Performance Benchmark           Peer Group
 -----------------------------------------------------------------------------
 Vikram J. Kuriyan              S&P 500 Index        Lipper Large-Cap Category

CMG Large Cap Value Fund

---------------------------------------------------------------------------------------------
         Portfolio Managers            Performance Benchmark            Peer Group
---------------------------------------------------------------------------------------------
Lori J. Ensinger                       Russell 1000 Value TR Morningstar Large Value Category
---------------------------------------------------------------------------------------------
David I. Hoffman                       Russell 1000 Value TR Morningstar Large Value Category
---------------------------------------------------------------------------------------------
Noah J. Petrucci                       Russell 1000 Value TR Morningstar Large Value Category
---------------------------------------------------------------------------------------------
Diane Sobin                            Russell 1000 Value TR Morningstar Large Value Category

CMG Large Cap Growth Fund

----------------------------------------------------------------------------------
   Portfolio Managers     Performance Benchmark             Peer Group
----------------------------------------------------------------------------------
Paul J. Berlinguet        Russell 1000 Growth TR Morningstar Large Growth Category
----------------------------------------------------------------------------------
Edward P. Hickey          Russell 1000 Growth TR Morningstar Large Growth Category
----------------------------------------------------------------------------------
Roger R. Sullivan         Russell 1000 Growth TR Morningstar Large Growth Category
----------------------------------------------------------------------------------
Mary-Ann Ward             Russell 1000 Growth TR Morningstar Large Growth Category
----------------------------------------------------------------------------------
John T. Wilson            Russell 1000 Growth TR Morningstar Large Growth Category

CMG Mid Cap Value Fund

------------------------------------------------------------------------------------------
   Portfolio Managers           Performance Benchmark                 Peer Group
------------------------------------------------------------------------------------------
Lori J. Ensinger          Russell Midcap Value Total Return Morningstar Mid Value Category
------------------------------------------------------------------------------------------
David I. Hoffman          Russell Midcap Value Total Return Morningstar Mid Value Category
------------------------------------------------------------------------------------------
Noah J. Petrucci          Russell Midcap Value Total Return Morningstar Mid Value Category
------------------------------------------------------------------------------------------
Diane Sobin               Russell Midcap Value Total Return Morningstar Mid Value Category

CMG Mid Cap Growth Fund


----------------------------------------------------------------------------------
   Portfolio Manager       Performance Benchmark             Peer Group
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Wayne M. Collette         Russell Midcap Growth TR Morningstar Mid Growth Category
----------------------------------------------------------------------------------
George J. Myers           Russell Midcap Growth TR Morningstar Mid Growth Category
----------------------------------------------------------------------------------


CMG Small/Mid Cap Fund


------------------------------------------------------------------------------------------
   Portfolio Manager           Performance Benchmark                 Peer Group
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Wayne M. Collette         Russell 2500 Growth Total Return Morningstar Mid Growth Category
------------------------------------------------------------------------------------------
George J. Myers           Russell 2500 Growth Total Return Morningstar Mid Growth Category
------------------------------------------------------------------------------------------


CMG Small Cap Value Fund

--------------------------------------------------------------------------------
   Portfolio Managers     Performance Benchmark            Peer Group
--------------------------------------------------------------------------------
Stephen D. Barbaro        Russell 2000 Value TR Morningstar Small Value Category
--------------------------------------------------------------------------------
Jeremy Javidi             Russell 2000 Value TR Morningstar Small Value Category

CMG International Stock Fund


----------------------------------------------------------------------------------------
   Portfolio Managers     Performance Benchmark                Peer Group
----------------------------------------------------------------------------------------
Fred Copper                  MSCI EAFE Index    Morningstar Foreign Large Blend Category
----------------------------------------------------------------------------------------
Jasmine (Weili) Huang        MSCI EAFE Index    Morningstar Foreign Large Blend Category
----------------------------------------------------------------------------------------
Timothy R. Anderson          MSCI EAFE Index    Morningstar Foreign Large Blend Category
----------------------------------------------------------------------------------------
Paul J. DiGiacomo            MSCI EAFE Index    Morningstar Foreign Large Blend Category
----------------------------------------------------------------------------------------
Daisuke Nomoto               MSCI EAFE Index    Morningstar Foreign Large Blend Category


      The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

Potential Conflicts of Interest in Managing Multiple Accounts

      Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Directors of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

      The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

        . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

        . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

        . The trading of other accounts could be used to benefit higher-fee accounts (front-running).

        . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

      Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

      A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

      "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Directors have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

      Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

      A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

      A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

Share Ownership


      As of record on October 31, 2006, the officers and Trustees of the Funds as a group beneficially owned less than 1% of the then outstanding shares of each of those Funds.

      As of record on October 31, 2006, to the knowledge of the Trust, the following shareholders of record owned 5% or more of the then outstanding shares of the Funds:



                                            Percentage of Shares Owned
          Name and Address                     at October 31, 2006
          ----------------                  --------------------------
          CMG ENHANCED S & P 500 INDEX FUND

          Bank of America NA                          94.67%(*)
          411 N. Akard Street
          Dallas, TX 75201-3307

          Dingle & Co.                                  5.33%
          411 W. Lafeyette
          Detroit, MII 48275-0001

          CMG LARGE CAP VALUE FUND

          Bank of America NA                          100.00%(*)
          411 N. Akard Street
          Dallas, TX 75201-3307

          CMG LARGE CAP GROWTH FUND

          Bank of America NA                          100.00%(*)
          411 N. Akard Street
          Dallas, TX 75201-3307

          CMG MID CAP VALUE FUND

          Bank of America NA                          100.00%(*)
          411 N. Akard Street
          Dallas, TX 75201-3307

                                         Percentage of Shares Owned
            Name and Address                at October 31, 2006
            ----------------             --------------------------
            CMG MID CAP GROWTH FUND

            Bank of America NA                     100.00%(*)
            411 N. Akard Street
            Dallas, TX 75201-3307

            CMG SMALL/MID CAP FUND

            Mac & Co.                              100.00%(*)
            P.O. Box 3198
            Pittsburgh, PA 15230-3198

            CMG SMALL CAP VALUE FUND

            Bank of America NA                     97.04%(*)
            411 N. Akard Street
            Dallas, TX 75201-3307

            CMG INTERNATIONAL STOCK FUND

            Bank of America NA                     100.00%(*)
            411 N. Akard Street
            Dallas, TX 75201-3307



      (*) As of record on October 31, 2006, this shareholder owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.


--------------------------------------------------------------------------------
                      DISCLOSURE OF PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

      The Trustees of the Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, the Advisor, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com,
(2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Funds' policies are described below. The Trustees shall be updated as needed regarding the Funds' compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of the Advisor and its affiliates. The Funds' policies prohibit the Advisor and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

Public Disclosures

      The Funds' portfolio holdings are currently disclosed to the public through required filings with the SEC the Funds' website at www.columbiamanagement.com. The

Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds' fiscal year). Shareholders may obtain the Funds' Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Funds' Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

      The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiamanagement.com, as disclosed in the following table:

    Type of Fund     Information Provided   Frequency of  Date of Web Posting
                                             Disclosure
 ------------------------------------------------------------------------------
    Equity Funds    Full portfolio holdings   Monthly    30 calendar days after
                    information.                               month-end.
 ------------------------------------------------------------------------------
 Fixed Income Funds Full portfolio holdings  Quarterly   60 calendar days after
                    information.                              quarter-end

      The scope of the information provided relating to the Funds' portfolio that is made available on the website may change from time to time without prior notice.

      For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business day after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Management Distributors, Inc.

      A Fund, the Advisor or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

Other Disclosures

      The Funds' policies provide that non-public disclosures of the Funds' portfolio holdings may be made if (1) a Fund has a legitimate business purpose for making such disclosure, (2) a Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

      The Funds periodically discloses their portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to Columbia Advisors and its affiliates, these service providers include the Funds' custodian and sub-custodians, the Funds' independent registered public accounting firm, legal counsel, financial printers
(R.R. Donnelly & Sons and Bowne & Co., Inc.), the Funds' proxy solicitor and proxy voting service provider (Computershare), rating agencies that maintain ratings on certain

Columbia Funds (Fitch, Inc.) and service providers that support Columbia Advisors' trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

      Certain clients of the Funds' investment adviser(s) may follow a strategy similar to that of the Funds, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Funds.

--------------------------------------------------------------------------------
             INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------


      The investment advisor to the Funds is Columbia Management Advisors, LLC (the "Advisor"). The Advisor has entered into an investment contract with each Fund. Pursuant to the investment contract the Advisor provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. Under the terms of each Fund's investment advisory agreement (except for the Small/Mid Cap Fund and International Stock Fund), the Advisor is permitted to appoint certain of its affiliates as subadvisor to perform certain of its duties, including day-to-day management of a Fund. Additionally, effective November 1, 2005, the Funds entered into an Administrative Agreement with the Advisor pursuant to which the Advisor performs certain administrative services to the Funds. The Advisor has delegated responsibility for certain administrative services to State Street Bank and Trust Company.

      For its services provided to each Fund, the Advisor charges an advisory fee at an annual rate, which is accrued daily and paid monthly, calculated as a percentage of average daily net assets of the Fund. As part of the advisory fee, the Advisor has agreed to pay all of each Fund's expenses except brokerage, taxes, interest, fees and expenses of the disinterested Trustees (including legal counsel fees), audit fees and extraordinary expenses (the "Unified Fee"). A description of the responsibility of the Advisor appears in the Prospectus for the Funds under the heading "MANAGEMENT." The following table shows the advisory fee charged to these Funds by the Advisor:


            Fund                               Unified Advisory Fee
            CMG Enhanced S&P 500(R) Index Fund         0.25%
            CMG Large Cap Growth Fund                  0.50%
            CMG Large Cap Value Fund                   0.50%
            CMG Mid Cap Growth Fund                    0.70%
            CMG Mid Cap Value Fund                     0.70%
            CMG Small/Mid Cap Fund                     0.75%
            CMG Small Cap Value Fund                   0.80%
            CMG International Stock Fund               0.75%

      Advisory fees paid to the Advisor by the Funds for the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004:



                                             2006      2005      2004
                                           -------- ---------- --------
        CMG Enhanced S&P 500(R) Index Fund $225,402 $248,671   $154,552
        CMG Large Cap Growth Fund......... $190,536 $201,910   $148,272
        CMG Large Cap Value Fund.......... $186,428 $231,616   $153,985
        CMG Mid Cap Growth Fund........... $175,688 $142,975   $94,471
        CMG Mid Cap Value Fund............ $132,838 $160,130   $104,971
        CMG Small/Mid Cap Fund............ $157,489 $329,249   $565,283
        CMG Small Cap Value Fund.......... $287,985 $327,139   $275,569
        CMG International Stock Fund...... $877,242 $1,143,795 $861,837



      Prior to the adoption of an amendment to the Small/Mid Cap Fund's investment advisory agreement on January 29, 2003, the Advisor was contractually obligated under the terms of its advisory agreement to reimburse the Small/Mid Cap Fund through October 31, 2004 for ordinary expenses to the extent the expenses of the Fund, including the management fee, exceeded 0.80% of the Fund's average daily net assets.


Transfer Agent Agreement


      Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.)("CMS") acts as transfer agent, dividend disbursing agent and shareholders servicing agent for the Funds. Effective November 1, 2005, the Funds entered into a Transfer Agent, Dividend Disbursing and Shareholders' Servicing Agent Agreement with CMS. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. CMS has retained the services of Boston Financial Data Services to assist it in performing its transfer agent functions. It records and disburses dividends for the Funds. The transfer agent fee is an annual charge, paid monthly, of $17.00 per open account. The annual rate was $15.23 from November 1, 2005 through March 31, 2006. The annual transfer agent fee together with all out-of-pocket expenses incurred by a Fund are paid by the Advisor as part of the Unified Fee. Accordingly, none of the Funds paid CMS any transfer agent fees for the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004.


Pricing and Bookkeeping Agreement


      The Advisor performs certain administrative services for the Funds pursuant to a Pricing and Bookkeeping Agreement ("Agreement"). Effective November 1, 2005, the Funds entered into a Pricing and Bookkeeping Agreement with the Advisor. Under the terms of the Agreement, the Advisor (a) provides fund accounting and financial reporting oversight of State Street Bank and Trust Company, who provides the daily fund accounting and financial reporting services; (b) maintains and preserves in a secure manner the accounting records of the Funds; (c) provides fund administration, including daily prospectus, investment restrictions and Investment Company Act of 1940 compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, financial reporting and board reporting; and (d) provides disaster planning. None of the Funds is charged a fee for these services.

Principal Underwriter

      Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.)("CMD"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Advisor, is the principal underwriter for the Funds, and is authorized under a distribution agreement with the Trust to sell shares of the Funds. CMD does not charge any fees or commissions to the Funds or to shareholders of the Funds for the sale of shares of the Funds.

      Each of the Advisor, CMS and CMD are indirect wholly owned subsidiaries of Bank of America Corporation ("Bank America"). Bank America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, Trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.


ADDITIONAL FINANCIAL INTERMEDIARY PAYMENTS

      Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.

      CMD and its affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, CMD and its affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as more fully described below), and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

      These additional payments by CMD or its affiliates are made pursuant to agreements between CMD and its affiliates and financial intermediaries and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales, or the distribution (12b-1) fees and expenses paid by the Fund as shown under the heading "Fees and Expenses" in the Fund's prospectus.

Marketing Support Payments

      CMD or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary's preferred or recommended fund list or otherwise identifying a Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing, and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by CMD attributable to that financial intermediary, gross sales of the mutual funds distributed by CMD attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

      The financial arrangements may vary for each financial intermediary. Such payments to another Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

      As of the date of this SAI, CMD or its affiliates had agreed to make marketing support payments to Bank of America, N.A. and currently have no agreements to make marketing support payments to other financial intermediaries. However, this may change in the future, and CMD or its affiliates may enter into similar agreements with other financial intermediaries at any time without notice.

Other Payments

      From time to time, CMD, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of a Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by CMD may include financial assistance to financial intermediaries that enable CMD to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. CMD makes payments for entertainment events it deems appropriate, subject to CMD's internal guidelines and applicable law. These payments may vary upon the nature of the event.

      Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Statement of Additional Information. You can ask your financial intermediary for information about any payments it receives from CMD and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

--------------------------------------------------------------------------------
                            PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Each Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

      The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

      Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where brokerage fees are involved. Additional factors considered by the Advisor in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Advisor on a continuing basis; and
(vii) reasonableness of commission.

      Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

      The Advisor receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Advisor does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Advisor's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Advisor for its research.

      The Advisor may use a Fund's commissions to acquire third party research and products that are not available through its full service brokers. In these arrangements, the Advisor pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Advisor. Proposed research to be acquired in this manner must be approved by the Advisor's Chief Investment Officer for West Coast Operations, who is responsible for determining that the research provides appropriate assistance to the Advisor in connection with its investment management of the Funds and that the price paid for research services and products with broker commissions is fair and reasonable.


      The receipt of research services and products from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Advisor in carrying out its obligations to the Funds. Total brokerage commissions paid by Funds for the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, were as follows:



                                                  2006       2005     2004
                                               ----------- -------- --------
    CMG Enhanced S&P 500 Index Fund........... $38,347     $7,642   --
    CMG Large Cap Growth Fund................. $128,818    $107,403 $152,700
    CMG Large Cap Value Fund.................. $62,227     $4,811   $37,680
    CMG Mid Cap Growth Fund................... $34,858     $78,351  $88,391
    CMG Mid Cap Value Fund.................... $27,461     $13,437  $17,269
    CMG Small/Mid Cap Fund.................... $75,115     $288,262 $345,240
    CMG Small Cap Value Fund.................. $40,997     $22,533  $115,722
    CMG International Stock Fund.............. $458,306    $567,584 $563,190



      Of the commissions paid during the fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, the following Funds paid the indicated amounts for third party research and products provided by brokerage firms:



                                                                 2006    2005    2004
                                                               -------- ------- -------
CMG Enhanced S&P 500 Index Fund............................... $4,138   --      --
CMG Large Cap Growth Fund..................................... $30,188  $26,207 $13,533
CMG Large Cap Value Fund...................................... $2,113   $0      $19
CMG Mid Cap Growth Fund....................................... $4,576   $4,580  $3,291
CMG Mid Cap Value Fund........................................ $1,080   $1,818  $22
CMG Small/Mid Cap Fund........................................ $2,220   $8,978  $24,701
CMG Small Cap Value Fund...................................... $45      $0      $1
CMG International Stock Fund.................................. $39,189  $35,898 --



      The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At July 31, 2006, the following Funds held securities of their regular brokers or dealers as set forth below.



   Fund                       Broker/Dealer              Value (in thousands)
   -------------------------- -------------------------- --------------------

   CMG Enhanced S&P 500 Index
     Fund                     Bear Stearns Companies Inc      $99,309
                              Bank of New York Inc            $413,403
                              Merrill Lynch & Co Inc          $728,200
                              Morgan Stanley                  $1,097,250
                              Citigroup Inc                   $2,893,769

   Fund                         Broker/Dealer           Value (in thousands)
   ---------------------------- ----------------------- --------------------
   CMG Large Cap Value Fund     Deutsche Bank AG             $265,880
                                Merrill Lynch & Co Inc       $792,282
                                JPMorgan Chase & Co          $1,350,352
                                Citigroup Inc                $1,670,801

   CMG Large Cap Growth Fund    Goldman Sachs Group Inc      $183,300
                                Merrill Lynch & Co Inc       $422,356
   CMG International Stock Fund Credit Suisse Group          $965,373
                                UBS AG                       $995,967
                                Deutsche Bank AG             $1,278,861


      The Advisor may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

      Investment decisions for the Funds are made independently from those of the other portfolios of the Trust or accounts managed by the Advisor or its affiliate, Columbia Trust Company (collectively, "Columbia"). All trading for Columbia accounts is performed by the Advisor pursuant to an Investment Advisory Contract with Columbia Trust Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Advisor may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Advisor may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Advisor shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

      Certain employees of the Advisor are also employees of affiliated investment advisors ("Shared Employees") within Columbia Management Group, the Advisor's direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and other investment services for client accounts of the Advisor and one or more other affiliated investment advisors. Columbia Management Group has determined that these Shared Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

      The Advisor is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Advisor's clients.

      The Advisor and its affiliated advisors maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Advisor will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

      The Advisor's investment personnel will share general and specific investment information with affiliated investment advisors. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.

      The Advisor will also share with affiliated advisors research products and services provided by broker-dealers through whom the Advisor effects transactions for client accounts, and whom the Advisor may cause to receive higher commissions from the Advisor's clients in recognition of the provision of such products and services. The research products and services shared will assist the Advisor and its affiliated advisors in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Advisor, including the Funds. As a result of this policy, trades effected on behalf of the Advisor's clients may benefit affiliated advisors and their clients, and trades effected on behalf of clients of affiliated advisors may benefit the Advisor and its clients.

      The use of multiple trading locations could result in the Advisor and its affiliates competing against each other in the market. The Advisor's clients could receive less attractive prices for trades than clients of an affiliated advisor, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated advisor. To the extent separate trading locations are used, clients of the Advisor and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

      Where practical, transactions for accounts of the Advisor and one or more affiliated advisors for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each advisor's accounts. This practice may at times result in an increase in the time period it takes to fill a particular client's trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

      Where practical, Shared Employees may also effect trades from one location, subjecting the trades to the trade allocation and other policies utilized for that location. To the extent that trades for clients of the Advisor are effected together with trades for clients of other affiliated advisors, this practice may result in smaller allocations for the Advisor's clients or result in clients of the Advisor obtaining less favorable prices on securities.

      Allocations among Columbia accounts to participate in initial public offerings ("IPOs") are made pursuant to IPO Allocation Priority Guidelines (the "Guidelines") established by the Columbia Investment Team. The Guidelines establish which accounts are eligible to participate in a particular IPO and what level of participation is permitted. Eligibility is based upon the market capitalization of the IPO and the capitalization focus of the account. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the IPO is not appropriate for his or her accounts or an individual account. A manager who declines to participate in an IPO in all of his or her eligible accounts must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts, for which an IPO opportunity is appropriate, will be made on a fair and equitable basis.

      The Funds, the Advisor, and CMD have adopted Codes of Ethics (the "Codes") pursuant to the requirements of the 1940 Act. These Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfor@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

--------------------------------------------------------------------------------
                      CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

      The Trust may establish separate series of investment portfolios under its Agreement and Declaration of Trust ("Declaration of Trust"), effective August 4, 2005. The Funds, CMG Core Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG International Bond Fund, CMG High Yield Fund, CMG Short Term Bond Fund, CMG Ultra Short Term Bond Fund, CMG Core Plus Securities Fund, CMG Small Cap Growth Fund and CMG Strategic Equity Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Funds, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

      Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

--------------------------------------------------------------------------------
                  PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES

      Investments in each Fund are made directly by high net worth individuals and institutional buyers, or by the Advisor or its affiliates in their role as discretionary investment advisor over a portion of a shareholder's assets. With respect to assets of an investment advisory client of the Advisor or its affiliates invested in a Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Advisor (for the period during which the assets are invested in the Fund).

      If the Advisor or its affiliate is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in a Fund by the Advisor on behalf of the shareholder. These conditions are set forth by the U.S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Advisor to direct investments of ERISA-qualified plans to a mutual fund, such as a Fund, for which the Advisor serves as an investment advisor if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Advisor or its affiliates under standards set forth by the U.S. Department of Labor in the Exemption.

      The second, independent fiduciary that must approve investments in the Fund by the Advisor must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of the Advisor or its affiliate as an investment advisor with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.


      The transfer agent for the Funds may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisors concerning the tax consequences to them of the exchange.

REDEMPTIONS

      Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemptions of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted,
(3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

      Each Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES

      The net asset value ("NAV") per share of each Fund is determined by the Advisor, under procedures approved by the Trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

      For purposes of calculating the NAV of a Fund's shares, the following procedures are utilized whenever applicable. Each Fund's securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Certain securities for which daily market quotations are not readily available, or for which the Advisor believes the quotations do not accurately value the security in question, may be fair valued by the Advisor, pursuant to guidelines established by the Funds' Board of Trustees.

      Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds' NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to value the security in light of that event. Such a determination would be made by the Fund's Valuation Committee using procedures approved by the Board of Trustees.

--------------------------------------------------------------------------------
                                   CUSTODIAN
--------------------------------------------------------------------------------


      The Funds' Custodian, for both domestic and foreign securities, is State Street Bank and Trust Company (the "Custodian"), 2 Avenue De Lafayette, Boston, MA 02111-2900. The Custodian holds all securities and cash of each Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of each Fund, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.


      Portfolio securities purchased in the United States are maintained in the custody of the Fund's Custodian. Portfolio securities purchased outside the United States by a Fund are maintained in the custody of foreign banks, Trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of a Fund has been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by the Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

      The Advisor determines whether it is in the best interest of the Funds and their shareholders to maintain a Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

--------------------------------------------------------------------------------
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


      PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110-1707, serves as the Funds' independent registered public accounting firm and, in addition to examining the annual financial statements of the Funds, assists in the preparation of the tax returns of the Funds and in certain other matters.

--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------

Federal Income Taxes


      Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and all distributions from earnings and profits would generally be taxable as ordinary income to the shareholders. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. Each Fund believes it satisfies the tests to qualify as a regulated investment company.


      To qualify as a regulated investment company for any taxable year, a Fund must, among other things:


      (a)    derive at least 90% of its gross income for each taxable year from
(i) dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in "qualified publicly traded partnerships" as defined below (the "90% Test");

      (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

      (c) diversify its holdings so that at the end of each quarter of its taxable year (i) 50% or more of the market value of the assets of the Fund is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or the securities of one or more "qualified publicly traded partnerships" (as defined below). For purposes of meeting this diversification requirement, in the case of a Fund's investment in loan participations, the issuer may be the financial intermediary or the borrower.

      In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

      The Trust currently has 19 portfolios, including the Funds. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each Fund as a separate entity (provided that each Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

      If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

      Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Each Fund may also retain for investment its net capital gain. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

      Distributions from capital gains are generally made after applying any available capital loss carryovers.


      If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of each Fund.

      Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.


      Shareholders of each Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. As described below, qualifying dividend distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains. Distributions of gains from sale of investments that a Fund owned for one year or less will be taxed as ordinary income.

      Distributions properly designated by a Fund as capital gain dividends, representing the excess of net long-term capital gain over net short-term capital loss, are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. Such distributions are treated as net capital gain in the hands of a recipient and will not be eligible for the corporate dividends-received deduction. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning before January 1, 2011, qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains. In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. If the aggregate qualified dividends received by a Fund during any taxable year are 95 percent or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.


      To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain.

      Long-term capital gains rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 11, 2011.

      Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of the Code.

      Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. A shareholder whose distributions are reinvested in shares will be treated as having received a divided equal to either (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions that the Fund has designated to be treated as long-term capital gain.


      A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

      A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.


      If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during
January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

      A special tax may apply to a Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.


      Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


      The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by a Fund.


Sale or Redemption of Shares

      The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Special Aspects of 90% Test with Respect to Foreign Currency


      The Funds' transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.


      For purposes of the 90% Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

      Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

Foreign Income Taxes

      The International Stock Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. These foreign taxes will reduce the International Stock Fund's distributed income.

      The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The International Stock Fund, and the other Funds to the extent necessary, intend to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by each of those Funds since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

Foreign Capital Gains Taxes

      The International Stock Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose capital gains tax on the sale of securities in certain countries at the Fund level. The tax rates range from approximately 10% to 30%. The Fund accounts for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction. These foreign taxes will reduce the International Stock Fund's distributed capital gains.


U.S. Foreign Tax Credits or Deductions


      Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50% of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain distribution requirements. The International Stock Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so.

      If the International Stock Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to the limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax advisor.

      No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

      Each year, the International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.


Investment in Passive Foreign Investment Companies

      Investment by a Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from the company or on the proceeds from the sale of its investment in such a company. This tax cannot be eliminated by making distributions to Fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund."


      A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, foreign currency gains, and income from notional principal contracts. Passive income for this purpose does not include income received by the foreign corporation from active conduct of a banking or insurance business and certain income received from related persons.


      Shareholders of Funds other than the International Stock Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

Non-U.S. Shareholders


      Capital Gain Dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.


      If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.


      If a non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the foreign person in the United States.

      In order for a non-U.S. shareholder to qualify for exemption from the back-up withholding tax rates under income tax treaties, the non-U.S. shareholder must comply with special certification and filing requirements. Non-U.S. shareholders in a Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

      A non-U.S. shareholder may also be subject to state and local tax and to the U.S. federal estate tax.


State Income Taxes

      The state tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

      The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes. This discussion applies only to U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or tax statuses should consult their own tax advisors regarding special rules that may apply to them.


      Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


--------------------------------------------------------------------------------
                             SHAREHOLDER LIABILITY
--------------------------------------------------------------------------------

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trust's Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

      The risk of a Fund incurring financial loss on account of another portfolio of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other portfolio was unable to meet its obligations.

--------------------------------------------------------------------------------
                             SHAREHOLDER MEETINGS
--------------------------------------------------------------------------------

      The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

      The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

      At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

--------------------------------------------------------------------------------
                             FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


      Each Fund's most recent Annual Report to shareholders is a separate document supplied with this SAI. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.


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


                                  APPENDIX I

                   Columbia Management Advisors, LLC ("CMA")
                     Proxy Voting Policies and Procedures
    Adopted July 1, 2003 and revised March 4, 2005, September 30, 2005 and
                                April 25, 2006

All proxies/1/ regarding client securities for which Columbia Management Advisors, LLC ("CMA") has assumed authority to vote will, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

    1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

    2. Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the Columbia Management Proxy Committee will determine the best interest of CMA's clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

OVERVIEW:

An investment adviser that exercises voting authority over clients' proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser's policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

---------------------

/1/ The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

PROCEDURES AND CONTROLS:

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members will include senior investment management personnel, who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Mutual Funds' Chief Compliance Officer, Legal representative, Compliance Risk Management representative) who participate as needed to enable effective execution of the Committee's responsibilities.

The Proxy Committee's functions shall include, in part,

      (a) direction of the vote on proposals where there has been a recommendation to the Proxy Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

      (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

      (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

      (d) development and modification of Voting Procedures, as stated in
      Section V, as it deems appropriate or necessary.

The Proxy Committee has an established charter, which sets forth the Proxy Committee's purpose, membership and operation. The Proxy Committee's charter is consistent, in all material respects, with this policy and procedure.

II. CMA'S INVESTMENT ASSOCIATES

Under CMA's Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Department will refer these matters first to the relevant CMA research analyst. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients' best interest as defined above. Information regarding CMA's proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth in Section IV. A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer by completing a Conflicts of Interest

Disclosure and Certification Form and submitting the form to Compliance Risk Management ("CRM"). For each Proxy Referral (defined in Section III), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of CMA's proxy policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate/2/, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients' interests. For example, CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be "material" to the extent that a reasonable person could expect the conflict to influence CMA's decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients' best interests.

For those proxy proposals that: (1) are not addressed by CMA's proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA's clients (collectively, "Proxy Referrals"), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance Risk Management will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management's Conflicts Officer in writing on the Conflicts of Interest Disclosure and Certification Form. Compliance Risk Management will consider information about CMA's significant business relationships, as well as other relevant information. The information considered by Compliance Risk Management may include information regarding:
(1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. Compliance Risk Management will consult with relevant experts, including legal counsel, as necessary.

--------
/2/ Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

If Compliance Risk Management determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance Risk Management will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA's policy is to invoke one or more of the following conflict management procedures:

  . Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA's proxy voting agent);

  . Causing the proxies to be delegated to a qualified, independent third party, which may include CMA's proxy voting agent.

  . In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest -- Additional Procedures

BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

    1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

    2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

    3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

    4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:


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     .   To disclose in writing to Columbia Management Conflicts of Interest
         Officer (within Compliance Risk Management) any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

     . To refrain from taking into consideration, in the decision as to whether or how CMA will vote proxies:

        . The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

    5. In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. ("ISS") or another independent third party. CMA has undertaken a review of ISS' conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that CMA determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

IV. VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies. CMA uses an independent, third-party vendor (currently ISS), to implement its proxy voting process as CMA's proxy voting agent. In general, whenever a vote is solicited, ISS will execute the vote according to CMA's Voting Guidelines as follows:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

  . Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management. However, CMA generally will WITHHOLD votes from pertinent director nominees if:

         (i) the board as proposed to be constituted would have more than one-third of its members from management;

         (ii)the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as


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             "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

        (iii)the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

         (iv)a director serves on more than six public company boards;

         (v) the CEO serves on more than two public company boards other than the company's board.

         (i) the board as proposed to be constituted would have more than one-third of its members from management;

         On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

  . Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the SEC and the New York Stock Exchange ("NYSE"), or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

  . Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

  . Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

        .   Established governance standards and guidelines.
        .   Full board composed of not less than two-thirds "independent"
            directors, as defined by applicable regulatory and listing standards.
        .   Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.
        .   A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of


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           the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.
        . Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.
        . The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

  . Proposals that grant or restore shareholder ability to remove directors with or without cause.

  . Proposals to permit shareholders to elect directors to fill board vacancies.

  . Proposals that encourage directors to own a minimum amount of company stock.

  .   Proposals to provide or to restore shareholder appraisal rights.

  .   Proposals to adopt cumulative voting.

  .   Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

  . Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

  . Proposals that give management the ability to alter the size of the board without shareholder approval.

  . Proposals that provide directors may be removed only by supermajority vote.

  .   Proposals to eliminate cumulative voting.

  . Proposals which allow more than one vote per share in the election of directors.

  . Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

  . Proposals that mandate a minimum amount of company stock that directors must own.


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  .   Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

  . Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

  . Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

  . CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

  . CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the appropriate Research Analyst, or alternatively if no Research Analyst is assigned to the security, the Portfolio Manager. The Investment Associate will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

  . Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

  .   Proposals asking a company to expense stock options.

  .   Proposals to put option repricings to a shareholder vote.

  . Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.


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  .   Proposals for the remuneration of auditors if no more than 33% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

  . Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

  . Proposals to authorize the replacement or repricing of out-of-the money options.

  . Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

  . Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

      For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.
  . Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

  . Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

  . Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

  . Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

  .   Whether the company has attained benefits from being publicly traded.


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  .   Cash-out value.

  .   Balanced interests of continuing vs. cashed-out shareholders.

  .   Market reaction to public announcement of transaction.

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

  . CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

  .   CMA generally votes FOR shareholder proposals to eliminate a poison pill.

  .   CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

  . CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

  . CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

  . CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

  . Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.


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  .   Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

        .   Credible reason exists to question:

           . The auditor's independence, as determined by applicable regulatory requirements.

           . The accuracy or reliability of the auditor's opinion as to the company's financial position.

           . Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

  . Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

  . Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes-Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

  . Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

  . Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

  . Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

  . Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

  . Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

  . Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.


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CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

  . FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

  . FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

  . Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

  . Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

  . Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

  . Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

  . Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

  . Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

  . The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA' categorization rules and the Dutch Corporate Governance Code.

  . No call/put option agreement exists between the company and the foundation.


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  .   There is a qualifying offer clause or there are annual management and supervisory board elections.

  .   The issuance authority is for a maximum of 18 months.

  .   The board of the company-friendly foundation is independent.

  . The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

  . There are no priority shares or other egregious protective or entrenchment tools.

  . The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

  .   Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

  .   Board structure
  .   Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

  . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
  . Ignore a shareholder proposal that is approved by a majority of shares outstanding;
  . Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;
  .   Are interested directors and sit on the audit or nominating committee; or
  . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

  .   Past performance relative to its peers
  .   Market in which fund invests
  .   Past shareholder activism, board activity and votes on related proposals


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  .   Strategy of the incumbents versus the dissidents
  .   Independence of incumbent directors; director nominees
  .   Experience and skills of director nominees
  .   Governance profile of the company
  .   Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Past performance as a closed-end fund
  .   Market in which the fund invests
  .   Measures taken by the board to address the discount
  .   Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

  .   Proposed and current fee schedules
  .   Fund category/investment objective
  .   Performance benchmarks
  .   Share price performance as compared with peers
  .   Resulting fees relative to peers
  . Assignments (where the adviser undergoes a change of control) Approving New Classes or Series of Shares: CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

  .   Stated specific financing purpose
  .   Possible dilution for common shares
  .   Whether the shares can be used for antitakeover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

  .   Potential competitiveness
  .   Regulatory developments
  .   Current and potential returns
  .   Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.


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Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

  .   Fund's target investments
  .   Reasons given by the fund for the change
  .   Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

  .   Political/economic changes in the target market
  .   Consolidation in the target market
  .   Current asset composition

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:

  .   Potential competitiveness
  .   Current and potential returns
  .   Risk of concentration
  .   Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

  .   Strategies employed to salvage the company
  .   Past performance of the fund
  .   Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

  .   The degree of change implied by the proposal
  .   The efficiencies that could result
  .   The state of incorporation; net effect on shareholder rights
  .   Regulatory standards and implications


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CMA will vote FOR:

  . Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)
  . Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the 1940 Act) or interpretations thereunder to require such approval

CMA will vote AGAINST:

  .   Proposals enabling the Board to:
  .   Change, without shareholder approval the domicile of the fund
  . Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

  .   Regulations of both states
  .   Required fundamental policies of both states
  .   The increased flexibility available

    Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Fees charged to comparably sized funds with similar objectives
  .   The proposed distributor's reputation and past performance
  .   The competitiveness of the fund in the industry
  .   Terms of the agreement Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Resulting fee structure
  .   Performance of both funds


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  .   Continuity of management personnel
  .   Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

  .   Performance of the fund's NAV
  .   The fund's history of shareholder relations
  .   The performance of other funds under the adviser's management

B. Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined Proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption using the Proxy Voting Recommendation Form. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed in Section III.

C. Proposals Requiring Special Consideration.

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS' or an individual client's guidelines.

        1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

        2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by ISS.


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        3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

        4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder Submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in Section IV.A.

        5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

        6. Accounts Managed by CMA's Quantitative Strategies Group. When an issue is held only within an account managed by CMA's Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by ISS or as specified by the client.

        7. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

        8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

VI. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

   1. CMA will use an independent, third-party vendor (currently ISS), to implement its proxy voting process as CMA's proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

   2. ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

   3. On a daily basis CMA will send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolios will be sent weekly.

   4. ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS will then reconcile information it receives from CMA with information that it has received from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to CMA.

   5. Whenever a vote is solicited, ISS will execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

     . If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS' understanding of the Voting Guidelines previously delivered to ISS. CMA will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

   6. Each time that ISS will send CMA a request to vote, the request will be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

   7. ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients, CMA will receive a report from ISS detailing CMA's voting for the previous period.

VII. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period. It is CMA's policy not to disclose how it voted a client's proxy to third parties.

With respect to its investment company clients, CMA will not selectively disclose its investment company clients' proxy voting records; rather, CMA will disclose such information by publicly available annual filings. CMA will create and maintain records of each investment company's proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

  .   The name of the issuer of the security;

  . The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

  . The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

  .   The shareholder meeting date;

  .   A brief identification of the matter voted on;

  .   Whether the matter was proposed by the issuer or by a security holder;

  .   Whether the company cast its vote on the matter;

  . How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

  .   Whether the company cast its vote for or against management.

--------------------------------------------------------------------------------

                           CMG STRATEGIC EQUITY FUND
               A Portfolio of Columbia Funds Institutional Trust

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


                               December 1, 2006

      This Statement of Additional Information ("SAI") contains information relating to Columbia Funds Institutional Trust (the "Trust") and its series, CMG Strategic Equity Fund (the "Fund").

      This SAI is not a Prospectus. It relates to the Prospectus dated
December 1, 2006, as supplemented from time to time (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon written request to the Trust or by calling 1-800-547-1037.

      The Fund's most recent Annual Report to shareholders is a separate document supplied with this SAI. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.


                               TABLE OF CONTENTS


                  DESCRIPTION OF THE FUND.................  2
                  MANAGEMENT.............................. 11
                  DISCLOSURE OF PORTFOLIO INFORMATION..... 29
                  INVESTMENT ADVISORY AND OTHER FEES PAID
                    TO AFFILIATES......................... 31
                  PORTFOLIO TRANSACTIONS.................. 35
                  CAPITAL STOCK AND OTHER SECURITIES...... 38
                  PURCHASE, REDEMPTION AND PRICING OF
                    SHARES................................ 39
                  CUSTODIAN............................... 41
                  INDEPENDENT REGISTERED PUBLIC
                    ACCOUNTING FIRM....................... 42
                  TAXES................................... 42
                  SHAREHOLDER LIABILITY................... 49
                  SHAREHOLDER MEETINGS.................... 50
                  FINANCIAL STATEMENTS.................... 50
                  APPENDIX I.............................. 51



ILT-39/115039-1106

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

      The Trust, a business trust recently organized under the laws of the Commonwealth of Massachusetts, is registered with the Securities and Exchange Commission (the "SEC") as an open-end, management investment company. The Trust is comprised of separate portfolios, each of which is treated as a separate fund. There are 19 portfolios established under the Trust with differing investment goals, policies and restrictions: the Fund, CMG High Yield Fund, CMG Short Term Bond Fund, CMG Core Bond Fund, CMG International Bond Fund, CMG Small Cap Growth Fund, CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Small Cap Value Fund, CMG Core Plus Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG Intermediate Bond Fund, and CMG Ultra Short Term Bond Fund. With the exception of the International Bond Fund, Mortgage and Asset-Backed Securities Fund, and the Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment advisor for each of the Funds is Columbia Management Advisors, LLC. (the "Advisor"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Advisor.

      Prior to March 27, 2006 (the "Fund Reorganization Date"), the Fund was organized as a separate portfolio of CMG Fund Trust (the "Predecessor Fund"), an Oregon business trust organized in 1989 (the "Predecessor Trust"). The information provided for the Fund in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Fund; the information provided for the Trust in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Trust.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

      The Fund's investment objective is long-term growth of capital and total returns greater than those of the market over time. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.

      To achieve its investment objective, the Fund will generally invest at least 80% of its total asset value in common stocks. Investments typically will be in companies that the portfolio manager believes are undervalued by investors. Under normal market conditions, the Fund may invest in companies of any size ranging from companies with small to medium-sized market capitalization to large-cap, well-established companies. Most of the Fund's assets will be invested in U.S. common stocks; however, the Fund may invest in equity securities of foreign issuers, including American Depository Receipts and Global Depository Receipts, when consistent with the Fund's investment objective. The Fund may also invest in real estate investment Trusts and securities convertible into or exercisable for stock (including preferred stocks, warrants and debentures), certain options and financial futures contracts. The Advisor expects to use active trading strategies to take advantage of perceived market opportunities.

      The Prospectus describes the Fund's principal investment strategy in more detail. What follows is additional information with respect to certain securities in which the Fund may invest and investment practices in which it may engage.

Options and Financial Futures Transactions

      The Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The Fund may enter into closing transactions, exercise its options, or permit the options to expire.

      The Fund may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. A call option is covered if it is written on a security the Fund owns. The Fund may write such options on up to 25% of its net assets.

      The Fund may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

      The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When the Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which the Fund will generally invest may be imperfect. The Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.


      Upon entering into a futures contract, the Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the SEC rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.


      The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Advisor.

Foreign Equity Securities

      The Fund may invest up to 33% of its total assets in equity securities of foreign issuers. Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.

      Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments.

      Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

      There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the obligation. The Fund will normally execute its portfolio securities transactions on the principal stock exchange on which the security is traded.


      ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security. While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on a Fund's exposure to foreign securities, these securities, along with the securities of foreign companies traded on NASDAQ will not be subject to any of the restrictions placed on the Fund's ability to invest in emerging market securities.


      Additional costs may be incurred in connection with the Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

      The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

Repurchase Agreements

      The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to procedures adopted by the Advisor. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities

      No illiquid securities will be acquired by the Fund if upon the purchase more than 15% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) except as noted below, restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

      The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund's 15% limitation on investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Advisor determines the liquidity of Rule 144A securities and, through reports from the Advisor, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants

      The Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

      The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that the Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Real Estate Investment Trusts ("REITs")

      The Fund, as part of its principal investment strategy, may invest in REITs. REITs are pooled investment vehicles that invest primarily in real estate - such as shopping centers, malls, multi-family housing, or commercial property, or real estate - related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

Investments in Small and Unseasoned Companies

      The Fund may invest in companies that are unseasoned; that is, companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may also be regarded as speculative. The Fund has a non-fundamental policy not to invest more than 5% of its total assets in companies that have a record of less than three years of continuous operations.

Temporary Investments

      When, as a result of market conditions, the Advisor determines a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of capital appreciation.

When-Issued Securities

      When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations during the time between the purchase and settlement dates. New issues of stocks and private placement securities may be sold in this manner. To the extent the Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. The Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when foreign securities are purchased or sold on a when-issued or delayed delivery basis.

Borrowing

      The Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940, as amended ("1940 Act") require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300 percent of the amount borrowed, with an exception for borrowings not in excess of 5 percent of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5 percent of a Fund's total assets must maintain continuous asset coverage. If the 300 percent asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300 percent asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund's borrowings, however, may not exceed 5 percent of its gross assets at any time. As previously noted, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under such transactions (or economically similar transactions) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300 percent asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Loan Transactions

      Loan transactions involve the lending of securities to a broker-dealer or institutional investor for use in connection with short sales, arbitrage, or other securities transactions. If made, loans of a Fund's portfolio securities will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

      It is the view of the Staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100% collateral in the form of cash, cash equivalents, (U.S. Treasury bills or notes), or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Technology Sector

      The Fund may invest a significant portion of its assets in companies in the technology sector. The Fund considers technology to be a sector larger than any one industry. Accordingly, investments by the Fund in companies within the technology sector will not be considered a concentration of investments in an industry.

INVESTMENT RESTRICTIONS

      The following is a list of fundamental investment restrictions applicable to the Fund. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

      The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:


      1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. See "INVESTMENT OBJECTIVES, POLICIES AND RISKS - Illiquid Securities."

      2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

      3. Invest in companies for the purpose of exercising control or management.

--------------------------------------------------------------------------------
                                  MANAGEMENT
--------------------------------------------------------------------------------

      The Trust is managed under the general supervision of the Trustees of the Trust, who have responsibility for overseeing decisions relating to the investment policies and goals of the Funds. The names, addresses and ages of the Trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each Trustee serves for an indefinite term until the date the Trustee resigns, retires or is removed in accordance with the bylaws of the Trust. There is no family relationship between any of the Trustees.


      Columbia Management Advisors, LLC (the "Advisor"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Prior to the Fund Reorganization Date, the Advisor served as an investment advisor to the Predecessor Fund. The Advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, the Advisor runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. The Advisor is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The Advisor, a registered investment advisor, has been an investment advisor since 1995.


      On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into the Advisor (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, the Advisor is now the investment advisor to the Fund.


Certain Investment Activity Limits

      The overall investment activities of the Advisor and its affiliates may limit the investment opportunities for a Fund in certain markets in which limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, a Fund's activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates, and/or their internal policies.


      The "Columbia Fund Complex" includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.

Trustees and Officers


      Information regarding the Trustees and officers of the Fund together with their principal business occupations during the last five years (their titles may have varied during that period) is shown below. Unless otherwise noted, the address for each Trustee and officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111.



                                                                         Number of
                                                                       Portfolios in
                                                                         Columbia
                                        Year First      Principal          Fund
                                        Elected or    Occupation(s)       Complex           Other
                          Position      Appointed      During Past       Overseen       Directorships
Name and Year of Birth   with Funds    to Office(1)    Five Years       by Trustee         Held(2)
---------------------- --------------- ------------ ------------------ ------------- --------------------

  Disinterested
  Trustees

  Thomas C. Theobald     Trustee and       1996     Partner and             75       Anixter
  (Born 1937)          Chairman of the              Senior Advisor,                  International
                            Board                   Chicago Growth                   (network support
                                                    Partners (private                equipment
                                                    equity investing)                distributor);
                                                    since September,                 Ventas, Inc. (real
                                                    2004; Managing                   estate investment
                                                    Director, William                trust); Jones Lang
                                                    Blair Capital                    LaSalle (real estate
                                                    Partners (private                management
                                                    equity investing)                services) and
                                                    from September,                  Ambac Financial
                                                    1994 to                          Group (financial
                                                    September, 2004.                 guaranty
                                                                                     insurance)

  Douglas A. Hacker        Trustee         1996     Independent             75       Nash Finch
  (Born 1955)                                       business                         Company (food
                                                    executive since                  distributor);
                                                    May, 2006;                       Aircastle Limited
                                                    Executive Vice                   (aircraft leasing)
                                                    President --
                                                    Strategy of United
                                                    Airlines (airline)
                                                    from December,
                                                    2002 to May,
                                                    2006; President of
                                                    UAL Loyalty
                                                    Services (airline
                                                    marketing
                                                    company) from
                                                    September, 2001
                                                    to December,
                                                    2002; Executive
                                                    Vice President
                                                    and Chief
                                                    Financial Officer
                                                    of United Airlines
                                                    from July, 1999 to
                                                    September, 2001.

                                                                     Number of
                                                                   Portfolios in
                                                                     Columbia
                                   Year First       Principal          Fund
                                   Elected or     Occupation(s)       Complex        Other
                        Position   Appointed       During Past       Overseen    Directorships
Name and Year of Birth with Funds to Office(1)     Five Years       by Trustee      Held(2)
---------------------- ---------- ------------ ------------------- ------------- -------------

 Disinterested
 Trustees

 Janet Langford Kelly   Trustee       1996     Deputy General           75           None
 (Born 1957)                                   Counsel --
                                               Corporate Legal
                                               Services,
                                               ConocoPhillips
                                               (Integrated
                                               Petroleum
                                               Company) since
                                               August, 2006;
                                               Partner, Zelle,
                                               Hofmann,
                                               Voelbel, Mason &
                                               Gette LLP (law
                                               firm) from March,
                                               2005 to July, 2006;
                                               Adjunct Professor
                                               of Law,
                                               Northwestern
                                               University, from
                                               September, 2004
                                               to June, 2006;
                                               Director UAL
                                               Corporation
                                               (airline) from
                                               February 2006 to
                                               July 2006; Chief
                                               Administrative
                                               Officer and Senior
                                               Vice President,
                                               Kmart Holding
                                               Corporation
                                               (consumer
                                               goods), from
                                               September, 2003
                                               to March, 2004;
                                               Executive Vice
                                               President-
                                               Corporate
                                               Development and
                                               Administration,
                                               General Counsel
                                               and Secretary,
                                               Kellogg Company
                                               (food
                                               manufacturer),
                                               from September,
                                               1999 to August,
                                               2003.

                                                                      Number of
                                                                    Portfolios in
                                                                      Columbia
                                   Year First       Principal           Fund
                                   Elected or     Occupation(s)        Complex        Other
                        Position   Appointed       During Past        Overseen    Directorships
Name and Year of Birth with Funds to Office(1)     Five Years        by Trustee      Held(2)
---------------------- ---------- ------------ -------------------- ------------- -------------

  Disinterested
  Trustees

  Richard W. Lowry      Trustee       1995     Private Investor          77           None
  (Born 1936)                                  since August, 1987
                                               (formerly
                                               Chairman and
                                               Chief Executive
                                               Officer, U.S.
                                               Plywood
                                               Corporation
                                               (building products
                                               manufacturer)
                                               until 1987).

  Charles R. Nelson     Trustee       1981     Professor of              75           None
  (Born 1942)                                  Economics,
                                               University of
                                               Washington since
                                               January, 1976;
                                               Ford and Louisa
                                               Van Voorhis
                                               Professor of
                                               Political Economy,
                                               University of
                                               Washington, since
                                               September, 1993;
                                               Director, Institute
                                               for Economic
                                               Research,
                                               University of
                                               Washington from
                                               September, 2001
                                               to June, 2003;
                                               Adjunct Professor
                                               of Statistics,
                                               University of
                                               Washington since
                                               September, 1980;
                                               Associate Editor,
                                               Journal of Money
                                               Credit and
                                               Banking since
                                               September, 1993;
                                               consultant on
                                               econometric and
                                               statistical matters.

                                                                    Number of
                                                                  Portfolios in
                                                                    Columbia
                                   Year First      Principal          Fund
                                   Elected or    Occupation(s)       Complex          Other
                        Position   Appointed      During Past       Overseen      Directorships
Name and Year of Birth with Funds to Office(1)    Five Years       by Trustee        Held(2)
---------------------- ---------- ------------ ------------------ ------------- -----------------

  Disinterested
  Trustees

  John J. Neuhauser     Trustee       1985     University              77       None
  (Born 1943)                                  Professor, Boston
                                               College since
                                               November, 2005;
                                               Academic Vice
                                               President and
                                               Dean of Faculties,
                                               Boston College
                                               from August, 1999
                                               to October, 2005.

  Patrick J. Simpson    Trustee       2000     Partner, Perkins        75       None
  (Born 1944)                                  Coie L.L.P. (law
                                               firm).

  Thomas E. Stitzel     Trustee       1998     Business                75       None
  (Born 1936)                                  Consultant since
                                               1999; Chartered
                                               Financial Analyst.

  Anne-Lee Verville     Trustee       1998     Retired since 1997      75       Chairman of the
  (Born 1945)                                  (formerly General                Board of
                                               Manager, Global                  Directors, Enesco
                                               Education                        Group,Inc.
                                               Industry, IBM                    (producer of
                                               Corporation                      giftware and
                                               (computer and                    home and garden
                                               technology) from                 decor products)
                                               1994 to 1997).

                                                                    Number of
                                                                  Portfolios in
                                                                    Columbia
                                   Year First      Principal          Fund
                                   Elected or    Occupation(s)       Complex           Other
                        Position   Appointed      During Past       Overseen       Directorships
Name and Year of Birth with Funds to Office(1)    Five Years       by Trustee         Held(2)
---------------------- ---------- ------------ ------------------ ------------- -------------------

 Interested Trustee

 William E. Mayer(3)    Trustee       1994     Partner, Park           75       Lee Enterprises
 (Born 1940)                                   Avenue Equity                    (print media), WR
                                               Partners (private                Hambrecht + Co.
                                               equity) since                    (financial service
                                               February, 1999,                  provider); Reader's
                                               Dean and                         Digest
                                               Professor, College               (publishing).
                                               of Business,
                                               University of
                                               Maryland, 1992-
                                               1997.

--------

(1)The date shown is the earliest date on which a trustee was elected or appointed to the board of a Fund in the Columbia Fund Complex.


(2)Directorships or trusteeships of companies required to report to the SEC (i.e., "public companies").


(3)Mr. Mayer is an "interested person" (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or clients advised by the Advisor or its affiliates.

                                               Year First
                                               Elected or
Name, Year of Birth and                        Appointed
        Address          Position with Funds   to Office  Principal Occupation(s) During Past Five Years
----------------------- ---------------------- ---------- ----------------------------------------------

Officers

Christopher L. Wilson   President                 2004    Head of Mutual Funds since August, 2004 and
(Born 1957)                                               Managing Director of the Advisor since
                                                          September, 2005; President and Chief
                                                          Executive Officer, CDC IXIS Asset
                                                          Management Services, Inc. (investment
                                                          management) from September, 1998 to
                                                          August, 2004.

James R. Bordewick, Jr. Senior Vice President,    2006    Associate General Counsel, Bank of America
(Born 1959)             Secretary and Chief               since April, 2005; Senior Vice President and
                        Legal Officer                     Associate General Counsel, MFS Investment
                                                          Management (investment management) prior
                                                          to April, 2005.

J. Kevin Connaughton    Senior Vice President,    2000    Managing Director of the Advisor since
(Born 1964)             Chief Financial                   February, 1998.
                        Officer and Treasurer

Mary Joan Hoene         Senior Vice President     2004    Senior Vice President and Chief Compliance
(Born 1949)             and Chief                         Officer of various funds in the Columbia Fund
100 Federal Street      Compliance Officer                Complex; Partner, Carter, Ledyard & Milburn
Boston, MA 02110                                          LLP (law firm) from January, 2001 to August,
                                                          2004.

Michael G. Clarke       Chief Accounting          2004    Director of Fund Administration since January,
(Born 1969)             Officer and Assistant             2006; Managing Director of Columbia
                        Treasurer                         Management Advisors, LLC September, 2004
                                                          to December, 2005; Vice President Fund
                                                          Administration June, 2002 to September, 2004.
                                                          Vice President Product Strategy and
                                                          Development from February, 2001 to June
                                                          2002.

Stephen T. Welsh        Vice President            1996    President, Columbia Management Services,
(Born 1957)                                               Inc. since July, 2004; Senior Vice President
                                                          and Controller, Columbia Management
                                                          Services, Inc. prior to July, 2004.

Jeffrey R. Coleman      Deputy Treasurer          2004    Director of Fund Administration since January,
(Born 1969)                                               2006; Fund Controller from October, 2004 to
                                                          January 2006; Vice President of CDC IXIS
                                                          Asset Management Services, Inc. (investment
                                                          management) from August, 2000 to
                                                          September, 2004.

Joseph F. DiMaria       Deputy Treasurer          2004    Director of Fund Administration since January,
(Born 1968)                                               2006; Head of Tax/Compliance and Assistant
                                                          Treasurer from November, 2004 to December,
                                                          2005; Director of Trustee Administration
                                                          (Sarbanes-Oxley) from May, 2003 to October,
                                                          2004. Senior Audit Manager,
                                                          PricewaterhouseCoopers (independent
                                                          registered public accounting firm) from July,
                                                          2000 to April, 2003.

                                            Year First
                                            Elected or
Name, Year of Birth and                     Appointed
        Address         Position with Funds to Office   Principal Occupation(s) During Past Five Years
----------------------- ------------------- ---------- ------------------------------------------------

 Officers

 Ty S. Edwards          Deputy Treasurer       2004    Director of Fund Administration since January,
 (Born 1966)                                           2006; Vice President of the Adviser from July
                                                       2002 to December, 2005; Assistant Vice
                                                       President and Director, State Street Corporation
                                                       (financial services) prior to 2002.

 Kathryn Dwyer-         Assistant Treasurer    2006    Vice President, Mutual Fund Accounting
   Thompson                                            Oversight of the Advisor since December 2004;
 (Born 1967)                                           Vice President, State Street Corporation
                                                       (financial services) prior to December 2004.

 Marybeth C. Pilat      Assistant Treasurer    2006    Vice President, Mutual Fund Valuation of the
 (Born 1968)                                           Advisor since January 2006; Vice President,
                                                       Mutual Fund Accounting Oversight of the
                                                       Advisor prior to January 2006.

 Philip N. Prefontaine  Assistant Treasurer    2006    Vice President, Mutual Fund Reporting of the
 (Born 1948)                                           Advisor since November 2004; Assistant Vice
                                                       President of CDC IXIS Asset Management
                                                       Services, Inc. (investment management) prior to
                                                       November 2004.

 Keith E. Stone         Assistant Treasurer    2006    Vice President, Trustee Reporting of the Advisor
 (Born 1974)                                           since September 2003; Manager, Investors Bank
                                                       & Trust Company (financial services) from
                                                       December 2002 to September 2003; Audit
                                                       Senior, Deloitte & Touche, LLP (independent
                                                       registered public accounting firm) prior to
                                                       December 2002.

 Barry S. Vallan        Controller             2006    Vice President-Fund Treasury of the Advisor
 (Born 1969)                                           since October, 2004; Vice President-Trustee
                                                       Reporting from April, 2002 to October, 2004;
                                                       Management Consultant,
                                                       PricewaterhouseCoopers (independent
                                                       registered public accounting firm) prior to
                                                       October, 2002.

 Peter T. Fariel        Assistant Secretary    2006    Associate General Counsel, Bank of America
 (Born 1957)                                           since April, 2005; Partner, Goodwin Procter LLP
                                                       (law firm) prior to April, 2005.

 Ryan C. Larrenaga      Assistant Secretary    2005    Assistant General Counsel, Bank of America
 (Born 1970)                                           since March, 2005; Associate, Ropes & Gray LLP
                                                       (law firm) from 1998 to February, 2005.

 Barry S. Finkle        Assistant Treasurer    2003    Senior Manager and Head of Fund Performance
 (Born 1965)                                           of the Advisor since January, 2001.

 Julian Quero           Assistant Treasurer    2003    Senior Compliance Manager of the Advisor
 (Born 1967)                                           since April, 2002; Assistant Vice President of
                                                       Taxes and Distributions of the Advisor from
                                                       2001 to April, 2002.

Each of the Trust's Trustees and officers hold comparable positions with certain other funds of which the Advisor or its affiliates is the investment advisor or distributor and, in the case of certain of the officers, with certain affiliates of the Advisor. Messrs. Lowry and Neuhauser are also trustees/officers of the Liberty All-Star Funds, a group of 2 registered closed-end funds sponsored by an affiliate of the Advisor.


The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders' meeting in 2005, and will hold a shareholders' meeting at least once every five years thereafter to elect Trustees.

Role of the Board of Trustees


      The Trustees of the Fund are responsible for the overall management and supervision of the Fund's affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers for the Fund and review the Fund's performance. The Trustees have created several committees to perform specific functions for the Fund.


Audit Committee


      Ms. Verville and Messrs. Hacker and Stitzel are members of the Audit Committee of the Board of Trustees of the Fund. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund and certain service providers. For the fiscal year ended July 31, 2006, the Audit Committee convened ten times.


Governance Committee


      Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Fund. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustees positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Fund's investment advisor. The Governance Committee will consider candidates for Trustees recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. For the fiscal year ended July 31, 2006, the Governance Committee convened five times.


Advisory Fees & Expenses Committee


      Ms. Kelly and Messrs. Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended July 31, 2006, the Advisory Fees & Expenses Committee convened six times.


Compliance Committee


      Mmes. Kelly and Verville, Messrs. Nelson, Simpson and Stitzel are members of the Compliance Committee of the Board of Trustees of the Fund. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended July 31, 2006, the Compliance Committee convened eight times.


Investment Oversight Committees


      Each Trustee of the Fund also serves on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Fund Complex and gives particular consideration to such matters as the funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the funds attend IOC meetings from time to time to assist each IOC in its review of the funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Fund Complex that they review:



  IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.

  IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign
          Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young
          Investor.

  IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid
          Cap Value, Small Value, Asset Allocation, High Yield and Money
          Market.

  IOC #4: Messrs. Nelson and Simpson are responsible for reviewing funds in the following asset categories: Large/Multi Cap Blend, Mid Cap
          Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable
          Fixed Income.

      The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2005 of (i) the Fund and (ii) all of the funds in the Columbia Fund Complex.


Disinterested Trustees:


                                               Janet
                                   Douglas    Langford    Richard    Dr. Charles       John
Name of Fund                      A. Hacker    Kelly     W. Lowry     R. Nelson    J. Neuhauser
------------                      ---------- ---------- ----------- -----------    ------------
CMG Strategic Equity Fund........       None      None       None        None            None
Aggregate dollar range of equity      .
  securities owned in all Funds
  overseen by Trustee in Columbia
  Fund Complex:..................    Over       Over       Over          Over          Over
                                   $100,000   $100,000   $100,000      $100,000      $100,000

                                                                        Anne-
                                   Patrick     Thomas     Thomas         Lee
Name of Fund                      J. Simpson E. Stitzel C. Theobald   Verville
------------                      ---------- ---------- ----------- -----------
CMG Strategic Equity Fund........       None      None       None        None
Aggregate dollar range of equity
  securities owned in all Funds
  overseen by Trustee in Columbia    Over     $50,001-     Over          Over
  Fund Complex:..................   $100,000  $100,000   $100,000    $100,000/(1)/


(1) Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Columbia Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Fund Complex as specified by Ms. Verville.

Interested Trustee:

Name of Fund                                                                          William E. Mayer
------------                                                                          ----------------
CMG Strategic Equity Fund............................................................       None
Aggregate dollar range of equity securities owned in all Funds overseen by Trustee in
  Columbia Fund Complex:............................................................. $50,001-$100,000

As of December 31, 2005, none of the disinterested Trustees or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Columbia Fund Complex or any person controlling, controlled by or under common control with any such entity.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

      The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio managers managed as of the Fund's fiscal year-end.


----------------------------------------------------------------------------------
                  Other SEC-registered
                  open-end and closed-    Other pooled
Portfolio Manager       end funds       investment vehicles     Other accounts
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                   Number     Assets    Number of   Assets   Number     Assets
                     of                 accounts               of
                  accounts                                  accounts
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Emil A. Gjester      2     $1.2 billion     0         $0       11    $70.4 million
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Jonas Patrikson      2     $1.2 billion     0         $0       3      $70 million
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Dara White           2     $1.2 billion     0         $0       3     $70.2 million
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Michael T. Welter    2     $1.2 billion     0         $0       6     $70.2 million
----------------------------------------------------------------------------------




Ownership of Securities

      The table below shows the dollar ranges of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Fund's most recent fiscal year:


              ---------------------------------------------------
                                         Dollar Range of Equity
                                         Securities in the Fund
                 Portfolio Manager         Beneficially Owned
              ---------------------------------------------------
              ---------------------------------------------------
              Emil A. Gjester                     None
              ---------------------------------------------------
              ---------------------------------------------------
              Jonas Patrikson                     None
              ---------------------------------------------------
              ---------------------------------------------------
              Dara White                          None
              ---------------------------------------------------
              ---------------------------------------------------
              Michael T. Welter                   None
              ---------------------------------------------------




Compensation

      As of the Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing the manager's three- and five-year performance. The Advisor may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

 -----------------------------------------------------------------------------
    Portfolio Manager       Performance Benchmark           Peer Group
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------

 Emil A. Gjester
                                S&P 500 Index
                                                     Morningstar Large
                                                       Blend Category
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Jonas Patrikson                S&P 500 Index        Morningstar Large Blend
                                                       Category
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Dara White                     S&P 500 Index        Morningstar Large Blend
                                                       Category
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Michael T. Welter              S&P 500 Index        Morningstar Large Blend
                                                       Category
 -----------------------------------------------------------------------------


      The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

Potential conflicts of interest in managing multiple accounts

      Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

      The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

  . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

  . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

  . The trading of other accounts could be used to benefit higher-fee accounts (front- running).

  . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

      Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

      A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.


      "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Fund's Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.


      Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

      A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

      A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.



Trustee Compensation


The Trustees serve as trustees of 75 registered investment companies managed by the Advisor for which each Trustee receives a retainer at the annual rate of $75,000, an attendance fee of $10,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting.
Mr. Theobald serves as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $20,000; the chair of the Advisory Fees and Expenses Committee receives a supplemental retainer at the annual rate of $15,000; the chairs of the Compliance Committee and the Governance Committee each receive supplemental retainers at the annual rate of $10,000. Members of each committee, including the Investment Oversight Committee, receive $2,500 for each committee meeting and $1,000 for each telephonic committee meeting. The Audit Committee chair receives a supplement of $500 for each Audit Committee meeting. Committee members receive $2,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

      The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

      The following table sets forth the compensation paid to the Trustees by the Fund for the fiscal year ended July 31, 2006 and by the Columbia Fund Complex as a whole for the calendar year ended December 31, 2005. The Trust does not currently provide pension or retirement plan benefits to the Trustees.


Disinterested Trustees


                                                    Total Compensation from
                             Aggregate Compensation      Columbia Fund
             Trustee               From Fund              Complex(1)
     ----------------------------------------------------------------------
     Douglas A. Hacker               $2,734                $111,277
     Janet Langford Kelly            $2,678                $116,500

     Richard W. Lowry                $2,284                $142,500
     Charles R. Nelson               $2,522                $111,500
     John J. Neuhauser               $2,361                $137,833
     Patrick J. Simpson(2)           $2,508                $107,500
     Thomas E. Stitzel(3)            $2,657                $113,000
     Thomas C. Theobald(4)           $3,980                $205,500
     Anne-Lee Verville(5)            $2,657                $120,723
     Richard L. Woolworth(6)         $2,274                $106,500


Interested Trustees


                                                Total Compensation from
                         Aggregate Compensation      Columbia Fund
            Trustee            From Fund              Complex(1)
        ---------------------------------------------------------------
        William E. Mayer         $2,639                $147,750


(1)As of December 31, 2005, the Columbia Fund Complex consisted of 159 open-end and 11 closed-end management investment company portfolios.


(2)During the fiscal year ended July 31, 2006, and the calendar year ended December 31, 2005, Mr. Simpson deferred $2,508 of his compensation from the Fund, and $107,500 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2005 the value of Mr. Simpson's account under the plan was $269,502.

(3)During the fiscal year ended July 31, 2006, Mr. Stitzel deferred $848 of his compensation from the Fund pursuant to the deferred compensation plan.

(4)During the fiscal year ended July 31, 2006, and the calendar year ended December 31, 2005, Mr. Theobald deferred $2,718 of his compensation from the Fund, and $150,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Theobald's account under that plan was $320,084.

(5)At December 31, 2005, the value of Ms. Verville's account under the plan was $683,935.

(6)Mr. Woolworth served as a Trustee until August 4, 2006.


Fees Paid to Officers


      With the exception of one officer, all officers of the Fund are employees of the Advisor or its affiliates and receive no compensation from the Fund. Officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer position. The Fund's fee will not exceed $15,000 per year.

Share Ownership


      As of record on October 31, 2006, the officers and Trustees of the Fund as a group, beneficially owned less than 1% of the then total outstanding shares of the Fund.

      As of record on October 31, 2006, to the knowledge of the Trust, the following shareholders of record owned 5% or more of the then outstanding shares of the Fund:



                                             Percentage of
                                          Shares Beneficially
                                                Owned at
              Name and Address              October 31, 2006
              ----------------              ----------------
              BANK OF AMERICA NA               69.61%(*)
              ATTN FUNDS ACCOUNTING
              411 N AKARD ST
              DALLAS, TX 75201-3307

              MAC & CO                           15.65%
              MICRON
              FOUNDATION-STRATEGIC
              PO BOX 3198
              PITTSBURGH, PA 15230-3198

              CHARLES SCHWAB & CO INC            6.96%
              SPECIAL CUSTODY ACCT
              FOR THE BENEFIT OF
              CUSTOMERS
              ATTN: MUTUAL FUNDS
              101 MONTGOMERY ST
              SAN FRANCISCO, CA
              94104-4122



(*) As of record on October 31, 2006, this shareholder owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.


Proxy Voting Policies and Procedures

      The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund.

      The Advisor's policy is to vote all proxies for each client's securities in a manner considered by the Advisor to be in the best interest of its clients, including the Fund and its shareholders, without regard to any benefit to the Advisor or its affiliates. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

      The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, or its other clients or certain other persons. A member of the Proxy Committee is prohibited from voting on any proposal with respect to which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

      The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is proposals requiring special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

      The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO should not be held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnification (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

      The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

      The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than election of directors, selection of accountants), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights, and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

      In addition, if a portfolio manager or other party involved with an Advisor client or a Fund account concludes that the interest of the client or the Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy

Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person that would create a potential conflict of interest.

      The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

      The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of equity investments, equity research, compliance and legal. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, the Proxy Committee's functions include annual review of the Advisor's Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and to develop and modify voting guidelines and procedures as it deems appropriate or necessary.

      The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

      The actual voting records of the Fund relating to portfolio securities during the 12-month period ended June 30 are available without charge, upon request, by calling 1-800-547-1037, or by accessing the SEC's website at http://www.sec.gov. The Advisor's proxy voting guidelines and procedures are included in this Statement of Additional Information as Appendix I.

--------------------------------------------------------------------------------
                      DISCLOSURE OF PORTFOLIO INFORMATION
--------------------------------------------------------------------------------


      The Trustees of the Fund have adopted policies with respect to the disclosure of the Fund's portfolio holdings by the Fund, the Advisor, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Fund's website at www.columbiafunds.com,
(2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Fund's policies are described below. The Trustees shall be updated as needed regarding the Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of the Advisor and its affiliates. The Fund's policies prohibit the Advisor and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.


Public Disclosures


      The Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC the Fund's website at www.columbiamanagement.com. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.


      The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiamanagement.com, as disclosed in the following table:

    Type of Fund     Information Provided   Frequency of  Date of Web Posting
                                             Disclosure
 ------------------------------------------------------------------------------
    Equity Funds    Full portfolio holdings   Monthly    30 calendar days after
                    information.                               month-end.
 ------------------------------------------------------------------------------
 Fixed Income Funds Full portfolio holdings  Quarterly   60 calendar days after
                    information.                              quarter-end


      The scope of the information provided relating to the Fund's portfolio that is made available on the website may change from time to time without prior notice.


      For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business day after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Management Distributors, Inc.

      A Fund, the Advisor or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

Other Disclosures


      The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) a Fund has a legitimate business purpose for making such disclosure, (2) a Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

      The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, financial printers (R.R. Donnelly & Sons and Bowne & Co., Inc.), the Fund's proxy voting service provider and proxy solicitor (Computershare), rating agencies that maintain ratings on certain Columbia Funds (Fitch, Inc.) and service providers that support the Advisor's trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

      Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.


--------------------------------------------------------------------------------
             INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

      The investment advisor to the Fund is Columbia Management Advisors, LLC (the "Advisor"). The Advisor has entered into an investment contract with the Fund. Pursuant to the investment contract the Advisor provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest.

      The Advisor provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to Trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested Trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.


      For its services provided to the Fund, the Advisor charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.40% of its daily net assets. Advisory fees earned by the Advisor relating to the Fund were $1,280,801 for the fiscal year ended July 31, 2006, $2,812,400 for the fiscal year ended July 31, 2005 and $2,280,557 for the fiscal year ended July 31, 2004. The Advisor has agreed to reimburse the Fund to the extent Total Fund Operating Expenses exceed 0.40% for the fiscal year. If the Advisor had not agreed to reimburse the Fund for such expenses during the fiscal year ended July 31, 2006, total Fund operating expenses would have been 0.47%.


      In addition, each shareholder will enter into a written administrative services agreement with the Advisor or its affiliate. Pursuant to this Agreement, the Advisor or its affiliate provides the shareholder specialized reports regarding the Fund, performance of the shareholder's investment, and market conditions and economic indicators. For such services, each shareholder will pay an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee will be 0.20% on the first $25 million of the shareholder's assets in the Fund, and 0.00% on the shareholder's assets in the Fund in excess of $25 million.


Transfer Agent Agreement


      Columbia Management Services, Inc. ("CMS") acts as transfer agent, dividend disbursing agent and shareholders' servicing agent for the Fund. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. Under the agreement with CMS, CMS provides transfer agency, dividend disbursing agency and shareholders' servicing agency services to the Fund (and has retained Boston Financial Data Services, Inc. to assist it). Effective April 1, 2006, the Fund pays CMS a fee of $17.00 per account per annum, payable monthly for transfer agency services. In addition, the Fund may pay CMS the fees and expenses it pays to third party dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund's net assets represented by the account. The Fund will also pay certain reimbursable out-of-pocket expenses to CMS, and CMS may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Fund.

      For the period November 1, 2005 to March 31, 2006 the Fund paid CMS fees under a similar transfer agent, dividend disbursing agent and shareholders' servicing agent agreement that consisted of the same terms except that the fee was $15.23 per account per annum, payable monthly. The transfer agent fees paid by the Fund to CMS for the fiscal year ended July 31, 2006 was $554.


Pricing and Bookkeeping Agreement


      The Advisor performs certain pricing and bookkeeping services for the Fund pursuant to a Pricing and Bookkeeping Agreement dated May 1, 2006 (the "Agreement"). Under the terms of the Agreement, the Advisor (a) provides fund accounting and financial reporting oversight of State Street Bank and Trust Company ("State Street"), who provides the daily fund accounting and financial reporting services; (b) maintains and preserves in a secure manner the accounting records of the Fund and (c) provides disaster planning.


Administrative Agreement


      The Advisor provides certain administrative services to the Fund. Effective May 1, 2006, the Fund entered into an Administrative Agreement with the Advisor. Under the terms of the Administrative Agreement, the Advisor provides fund administration, including daily prospectus, investment restrictions and 1940 Act compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, and board reporting. The Advisor has delegated responsibility for certain administrative services to State Street.

Principal Underwriter

      Columbia Management Distributors, Inc. ("CMD"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Advisor, is the principal underwriter for the Fund, and is authorized under a distribution agreement with CMG Fund Trust to sell shares of the Fund. CMD does not charge any fees or commissions to the Fund or to investors of the Fund for the sale of shares of the Fund.

      Each of the Advisor, CMS and CMD are indirect wholly owned subsidiaries of Bank of America Corporation ("Bank America"). Bank America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, Trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.


Additional Financial Intermediary Payments

      Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.

      CMD and its affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, CMD and its affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as more fully described below), and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

      These additional payments by CMD or its affiliates are made pursuant to agreements between CMD and its affiliates and financial intermediaries and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales, or the distribution (12b-1) fees and expenses paid by the Fund as shown under the heading "Your Expenses" in the Fund's prospectus.

Marketing Support Payments

      CMD or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary's preferred or recommended fund list or otherwise identifying a Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing, and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by CMD attributable to that financial intermediary, gross sales of the mutual funds distributed by CMD attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

      The financial arrangements may vary for each financial intermediary. Such payments to another Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

      As of the date of this SAI, CMD or its affiliates had agreed to make marketing support payments to Bank of America, N.A. and currently have no agreements to make marketing support payments to other financial intermediaries. However, this may change in the future, and CMD or its affiliates may enter into similar agreements with other financial intermediaries at any time without notice.

Other Payments

      From time to time, CMD, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of a Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by CMD may include financial assistance to financial intermediaries that enable CMD to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. CMD makes payments for entertainment events it deems appropriate, subject to CMD's internal guidelines and applicable law. These payments may vary upon the nature of the event.

      Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Statement of Additional Information. You can ask your financial intermediary for information about any payments it receives from CMD and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

--------------------------------------------------------------------------------
                            PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See "TAXES" in this Statement of Additional Information.

      The Fund may purchase its portfolio securities through a securities broker and pay the broker a commission, or it may purchase the securities directly from a dealer that acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Fund may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

      Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where brokerage fees are involved. Additional factors considered by the Advisor in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Advisor on a continuing basis; and
(vii) reasonableness of commission.

      Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

      The Advisor receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Advisor does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Advisor's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Advisor for its research.

      The Advisor may use the Fund's commissions to acquire third party research and products that are not available through its full service brokers. In these arrangements, the Advisor pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Advisor. Proposed research to be acquired in this manner must be approved by the Advisor's Chief Investment Officer for West Coast Operations who responsible for determining that the research provides appropriate assistance to the Advisor in connection with its investment management of the Fund and that the price paid for research services and products with broker commissions is fair and reasonable.


The receipt of research services and products from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Advisor in carrying out its obligations to the Fund. Total brokerage commissions paid by the Fund were $909,279 for the fiscal year ended July 31, 2006, $2,024,395 for the fiscal year ended July 31, 2005 and $2,039,939 for the fiscal year ended July 31, 2004. Of the commissions paid in fiscal year 2006, the Fund paid $135,342 for third party research and products provided by brokerage firms.

      The Trust is required to identify any securities of its "regular brokers or dealers" that the Fund has acquired during its most recent fiscal year. At July 31, 2006, the Fund held securities of its regular brokers or dealers as set forth below:



                   Broker/Dealer           Value (in thousands)
                 ----------------------------------------------
                   Citigroup, Inc.         $          2,240,763
                   Merrill Lynch & Co Inc.              825,779


      The Advisor may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.


      Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Advisor or its affiliate, Columbia Trust Company (collectively, "Columbia"). All trading for Columbia accounts is performed by the Advisor pursuant to an Investment Advisory Contract with Columbia Trust Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Advisor may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Fund participates in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Advisor may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Advisor shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

Certain employees of the Advisor are also employees of affiliated investment advisors ("Shared Employees") within Columbia Management Group, the Advisor's direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and other investment services for client accounts of the Advisor and one or more other affiliated investment advisors. Columbia Management Group has determined that these Shared Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

      The Advisor is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Advisor's clients.

      The Advisor and its affiliated advisors maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Advisor will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

      The Advisor's investment personnel will share general and specific investment information with affiliated investment advisors. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.


      The Advisor will also share with affiliated advisors research products and services provided by broker-dealers through whom the Advisor effects transactions for client accounts, and whom the advisor may cause to receive higher commissions from the Advisor's clients in recognition of the provision of such products and services. The research products and services shared will assist the Advisor and its affiliated advisors in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Advisor, including the Fund. As a result of this policy, trades effected on behalf of the Advisor's clients may benefit affiliated advisors and their clients, and trades effected on behalf of clients of affiliated advisors may benefit the Advisor and its clients.


      The use of multiple trading locations could result in the Advisor and its affiliates competing against each other in the market. The Advisor's clients could receive less attractive prices for trades than clients of an affiliated advisor, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated advisor. To the extent separate trading locations are used, clients of the Advisor and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

      Where practical, transactions for accounts of the Advisor and one or more affiliated advisors for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each advisor's accounts. This practice may at times result in an increase in the time period it takes to fill a particular client's trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

      Where practical, Shared Employees may also effect trades from one location, subjecting the trades to the trade allocation and other policies utilized for that location.

To the extent that trades for clients of the Advisor are effected together with trades for clients of other affiliated advisors, this practice may result in smaller allocations for the Advisor's clients or result in clients of the Advisor obtaining less favorable prices on securities.

      Allocations among Columbia accounts to participate in initial public offerings ("IPOs") are made pursuant to IPO Allocation Priority Guidelines (the "Guidelines") established by the Columbia Investment Team. The Guidelines establish which accounts are eligible to participate in a particular IPO and what level of participation is permitted. Eligibility is based upon the market capitalization of the IPO and the capitalization focus of the account. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the IPO is not appropriate for his or her accounts or an individual account. A manager who declines to participate in an IPO in all of his or her eligible accounts must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts, for which an IPO opportunity is appropriate, will be made on a fair and equitable basis.


      The Fund, the Advisor, and CMD have adopted Codes of Ethics (the "Codes") pursuant to the requirements of the 1940 Act. These Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. These Codes can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


--------------------------------------------------------------------------------
                      CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------


      The Trust may establish separate series of investment portfolios under its Agreement and Declaration of Trust ("Declaration of Trust"), effective August 4, 2005. The Fund, CMG Short Term Bond Fund, CMG High Yield Fund, CMG Core Bond Fund, CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG International Bond Fund, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Core Plus Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG Intermediate Bond Fund, and CMG Ultra Short Term Bond Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of the Fund are fully paid and non-assessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than

50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

      Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

--------------------------------------------------------------------------------
                  PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES

      Investments in the Fund are made directly by (1) high net worth individuals and institutional buyers some of whom may be clients of the Advisor or (2) the Advisor in its role as discretionary investment advisor over a portion of the shareholder's assets. With respect to assets of an investment advisory client of the Advisor invested in the Fund by the client or the Advisor, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Advisor (for the period during which the assets are invested in the Fund).

      If the Advisor is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Advisor on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Advisor to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Advisor serves as an investment advisor if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Advisor under standards set forth by the U. S. Department of Labor in the Exemption.

      The second, independent fiduciary that must approve investments in the Fund by the Advisor must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of the Advisor as an investment advisor with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.


      The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must meet investment minimums. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisors concerning the tax consequences to them of the exchange.

REDEMPTIONS

      Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted,
(3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

      The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES

      The net asset value ("NAV") per share of the Fund is determined by the Advisor, under procedures approved by the Trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

      For purposes of calculating the NAV of the Fund's shares, the following procedures are utilized whenever applicable. The Fund's securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Certain securities for which daily market quotations are not readily available, or for which the Advisor believes the quotations do not accurately value the security in question, may be fair valued by the Advisor, pursuant to guidelines established by the Fund's Board of Trustees.

      Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund's NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to value the security in light of that event. Such a determination would be made by the Fund's Valuation Committee using procedures approved by the Board of Trustees.

--------------------------------------------------------------------------------
                                   CUSTODIAN
--------------------------------------------------------------------------------

      The Fund's Custodian, for both domestic and foreign securities, is State Street Bank and Trust Company (the "Custodian"), 2 Avenue De Lafayette, Boston, MA 02111-2900. The Custodian holds all securities and cash of the Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of the Fund, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

      Portfolio securities purchased in the United States are maintained in the custody of the Fund's Custodian. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, Trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by the Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

      The Advisor determines whether it is in the best interest of the Fund and its shareholders to maintain the Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding the Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodian's, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to the Fund's foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

--------------------------------------------------------------------------------
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


      PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110-1707, serves as the Fund's independent registered public accounting firm and, in addition to examining the annual financial statements of the Fund, assists in the preparation of the tax returns of the Fund and in certain other matters.


--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------

Federal Income Taxes


      The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and all distributions from earnings and profits would generally be taxable as ordinary dividend income to the shareholders. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. The Fund believes it satisfies the tests to qualify as a regulated investment company.


      To qualify as a regulated investment company for any taxable year, the Fund must, among other things:


      (a)    derive at least 90% of its gross income for each taxable year from
(i) dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; (ii) other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (iii) net income from an interest in "qualified publicly traded partnerships", as defined below (the "90% Test");

      (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

      (c) diversify its holdings so that at the end of each quarter (i) 50% or more of the market value of the assets of the Fund is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in either the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund "controls" and that are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, as defined below. For purposes of meeting this diversification requirement, in the case of a Fund's investments in loan participations, the issuer may be the financial intermediary or the borrower.

      In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

      The Trust currently has 19 portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each Fund as a separate entity (provided that the Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

      If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

      The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

      Distributions from capital gains are generally made after applying any available capital loss carryovers.


      If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

      Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.


      Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. As described below, qualifying dividend distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxed as ordinary income.

      Distributions properly designated by the Fund as capital gain dividends, representing the excess of net long-term capital gain over net short-term capital loss, are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. Such distributions are treated as net capital gain in the hands of a recipient and will not be eligible for the corporate dividends-received deduction. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning before January 1, 2011, qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains. In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. If the aggregate qualified dividends received by the Fund during any taxable year are 95 percent or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

      To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain.

      Long-term capital gains rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011.

      Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

      Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. A shareholder whose distributions are reinvested in shares will be treated as having received a divided equal to either (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. The Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions that the Fund has designated to be treated as long-term capital gain.


      A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.


      The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.


      If the Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

      A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.


      Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


      The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.


Sale or Redemption of Shares

      The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

      Special Aspects of 90% Test with Respect to Foreign Currency. The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. For purposes of the 90% Test, foreign currency gains that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.


      Unless an exception applies, the Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.


      Investment in Passive Foreign Investment Companies. Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from the company or on the proceeds from the sale of its investment in such a company. This tax cannot be eliminated by making distributions to Fund shareholders; however, it can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."


      A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, foreign currency gains, and income from notional principal contracts. Passive income for this purpose does not include income received by the foreign corporation from active conduct of a banking or insurance business and certain income received from related persons.


Foreign Income Taxes

      Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.


Non-U.S. Shareholders


      Capital Gain Dividends will not be subject to withholding of federal income tax. In general, dividends (other than capital gain dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute
Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.


      If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.


      If a non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the foreign person in the United States.

      In order for a non-U.S. shareholder to qualify for exemption from the back-up withholding tax rates under income tax treaties, the non-U.S. shareholder must comply with special certification and filing requirements. Non-U.S. shareholders in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

      A non-U.S. shareholder may also be subject to state and local tax and to the U.S. federal estate tax.

State Income Taxes

      The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

      The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes. This discussion applies only to U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or tax statuses should consult their own tax advisors regarding special rules that may apply to them.


      Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


--------------------------------------------------------------------------------
                             SHAREHOLDER LIABILITY
--------------------------------------------------------------------------------

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

      The risk of the Fund incurring financial loss on account of another portfolio of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other portfolio was unable to meet its obligations.

--------------------------------------------------------------------------------
                             SHAREHOLDER MEETINGS
--------------------------------------------------------------------------------

      The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

      The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

      At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

--------------------------------------------------------------------------------
                             FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


      The Fund's most recent Annual Report to shareholders is a separate document supplied with this SAI. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.

                                  APPENDIX I

                   Columbia Management Advisors, LLC ("CMA")
                     Proxy Voting Policies and Procedures
      Adopted July 1, 2003 and revised March 4, 2005, September 30, 2005 and April 25, 2006

All proxies/1/ regarding client securities for which Columbia Management Advisors, LLC ("CMA") has assumed authority to vote will, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

    1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

    2. Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the Columbia Management Proxy Committee will determine the best interest of CMA's clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

OVERVIEW:

An investment adviser that exercises voting authority over clients' proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser's policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

---------------------

/1/ The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

PROCEDURES AND CONTROLS:

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members will include senior investment management personnel, who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Mutual Funds' Chief Compliance Officer, Legal representative, Compliance Risk Management representative) who participate as needed to enable effective execution of the Committee's responsibilities.

The Proxy Committee's functions shall include, in part,

      (a) direction of the vote on proposals where there has been a recommendation to the Proxy Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

      (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

      (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

      (d) development and modification of Voting Procedures, as stated in
      Section V, as it deems appropriate or necessary.

The Proxy Committee has an established charter, which sets forth the Proxy Committee's purpose, membership and operation. The Proxy Committee's charter is consistent, in all material respects, with this policy and procedure.

II. CMA'S INVESTMENT ASSOCIATES

Under CMA's Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Department will refer these matters first to the relevant CMA research analyst. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients' best interest as defined above. Information regarding CMA's proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth in Section IV. A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer by completing a Conflicts of Interest


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Disclosure and Certification Form and submitting the form to Compliance Risk
Management ("CRM"). For each Proxy Referral (defined in Section III), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of CMA's proxy policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate/2/, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients' interests. For example, CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be "material" to the extent that a reasonable person could expect the conflict to influence CMA's decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients' best interests.

For those proxy proposals that: (1) are not addressed by CMA's proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA's clients (collectively, "Proxy Referrals"), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance Risk Management will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management's Conflicts Officer in writing on the Conflicts of Interest Disclosure and Certification Form. Compliance Risk Management will consider information about CMA's significant business relationships, as well as other relevant information. The information considered by Compliance Risk Management may include information regarding:
(1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. Compliance Risk Management will consult with relevant experts, including legal counsel, as necessary.

--------
/2/ Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.




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If Compliance Risk Management determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance Risk Management will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA's policy is to invoke one or more of the following conflict management procedures:

  . Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA's proxy voting agent);

  . Causing the proxies to be delegated to a qualified, independent third party, which may include CMA's proxy voting agent.

  . In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest -- Additional Procedures

BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

    1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

    2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

    3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

    4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:


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


     . To disclose in writing to Columbia Management Conflicts of Interest Officer (within Compliance Risk Management) any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

     . To refrain from taking into consideration, in the decision as to whether or how CMA will vote proxies:

        . The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

    5. In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. ("ISS") or another independent third party. CMA has undertaken a review of ISS' conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that CMA determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

IV. VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies. CMA uses an independent, third-party vendor (currently ISS), to implement its proxy voting process as CMA's proxy voting agent. In general, whenever a vote is solicited, ISS will execute the vote according to CMA's Voting Guidelines as follows:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

  . Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management. However, CMA generally will WITHHOLD votes from pertinent director nominees if:

         (i) the board as proposed to be constituted would have more than one-third of its members from management;

         (ii)the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as


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             "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

        (iii)the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

         (iv)a director serves on more than six public company boards;

         (v) the CEO serves on more than two public company boards other than the company's board.

         (i) the board as proposed to be constituted would have more than one-third of its members from management;

         On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

  . Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the SEC and the New York Stock Exchange ("NYSE"), or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

  . Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

  . Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

        .   Established governance standards and guidelines.
        .   Full board composed of not less than two-thirds "independent"
            directors, as defined by applicable regulatory and listing standards.
        .   Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.
        .   A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of


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           the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.
        . Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.
        . The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

  . Proposals that grant or restore shareholder ability to remove directors with or without cause.

  . Proposals to permit shareholders to elect directors to fill board vacancies.

  . Proposals that encourage directors to own a minimum amount of company stock.

  .   Proposals to provide or to restore shareholder appraisal rights.

  .   Proposals to adopt cumulative voting.

  .   Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

  . Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

  . Proposals that give management the ability to alter the size of the board without shareholder approval.

  . Proposals that provide directors may be removed only by supermajority vote.

  .   Proposals to eliminate cumulative voting.

  . Proposals which allow more than one vote per share in the election of directors.

  . Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

  . Proposals that mandate a minimum amount of company stock that directors must own.


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


  .   Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

  . Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

  . Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

  . CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

  . CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the appropriate Research Analyst, or alternatively if no Research Analyst is assigned to the security, the Portfolio Manager. The Investment Associate will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

  . Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

  .   Proposals asking a company to expense stock options.

  .   Proposals to put option repricings to a shareholder vote.

  . Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.


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  .   Proposals for the remuneration of auditors if no more than 33% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

  . Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

  . Proposals to authorize the replacement or repricing of out-of-the money options.

  . Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

  . Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

      For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.
  . Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

  . Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

  . Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

  . Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

  .   Whether the company has attained benefits from being publicly traded.


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  .   Cash-out value.

  .   Balanced interests of continuing vs. cashed-out shareholders.

  .   Market reaction to public announcement of transaction.

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

  . CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

  .   CMA generally votes FOR shareholder proposals to eliminate a poison pill.

  .   CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

  . CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

  . CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

  . CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

  . Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.


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  .   Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

        .   Credible reason exists to question:

           . The auditor's independence, as determined by applicable regulatory requirements.

           . The accuracy or reliability of the auditor's opinion as to the company's financial position.

           . Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

  . Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

  . Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes-Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

  . Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

  . Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

  . Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

  . Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

  . Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

  . Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.


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CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

  . FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

  . FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

  . Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

  . Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

  . Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

  . Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

  . Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

  . Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

  . The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA' categorization rules and the Dutch Corporate Governance Code.

  . No call/put option agreement exists between the company and the foundation.


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  .   There is a qualifying offer clause or there are annual management and supervisory board elections.

  .   The issuance authority is for a maximum of 18 months.

  .   The board of the company-friendly foundation is independent.

  . The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

  . There are no priority shares or other egregious protective or entrenchment tools.

  . The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

  .   Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

  .   Board structure
  .   Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

  . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
  . Ignore a shareholder proposal that is approved by a majority of shares outstanding;
  . Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;
  .   Are interested directors and sit on the audit or nominating committee; or
  . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

  .   Past performance relative to its peers
  .   Market in which fund invests
  .   Past shareholder activism, board activity and votes on related proposals


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  .   Strategy of the incumbents versus the dissidents
  .   Independence of incumbent directors; director nominees
  .   Experience and skills of director nominees
  .   Governance profile of the company
  .   Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Past performance as a closed-end fund
  .   Market in which the fund invests
  .   Measures taken by the board to address the discount
  .   Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

  .   Proposed and current fee schedules
  .   Fund category/investment objective
  .   Performance benchmarks
  .   Share price performance as compared with peers
  .   Resulting fees relative to peers
  . Assignments (where the adviser undergoes a change of control) Approving New Classes or Series of Shares: CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

  .   Stated specific financing purpose
  .   Possible dilution for common shares
  .   Whether the shares can be used for antitakeover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

  .   Potential competitiveness
  .   Regulatory developments
  .   Current and potential returns
  .   Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.


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Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

  .   Fund's target investments
  .   Reasons given by the fund for the change
  .   Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

  .   Political/economic changes in the target market
  .   Consolidation in the target market
  .   Current asset composition

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:

  .   Potential competitiveness
  .   Current and potential returns
  .   Risk of concentration
  .   Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

  .   Strategies employed to salvage the company
  .   Past performance of the fund
  .   Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

  .   The degree of change implied by the proposal
  .   The efficiencies that could result
  .   The state of incorporation; net effect on shareholder rights
  .   Regulatory standards and implications


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


CMA will vote FOR:

  . Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)
  . Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the 1940 Act) or interpretations thereunder to require such approval

CMA will vote AGAINST:

  .   Proposals enabling the Board to:
  .   Change, without shareholder approval the domicile of the fund
  . Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

  .   Regulations of both states
  .   Required fundamental policies of both states
  .   The increased flexibility available

    Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Fees charged to comparably sized funds with similar objectives
  .   The proposed distributor's reputation and past performance
  .   The competitiveness of the fund in the industry
  .   Terms of the agreement Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Resulting fee structure
  .   Performance of both funds

  .   Continuity of management personnel
  .   Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

  .   Performance of the fund's NAV
  .   The fund's history of shareholder relations
  .   The performance of other funds under the adviser's management

B. Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined Proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption using the Proxy Voting Recommendation Form. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed in Section III.

C. Proposals Requiring Special Consideration.

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS' or an individual client's guidelines.

        1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

        2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by ISS.

        3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

        4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder Submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in Section IV.A.

        5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

        6. Accounts Managed by CMA's Quantitative Strategies Group. When an issue is held only within an account managed by CMA's Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by ISS or as specified by the client.

        7. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

        8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

VI. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

   1. CMA will use an independent, third-party vendor (currently ISS), to implement its proxy voting process as CMA's proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

   2. ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

   3. On a daily basis CMA will send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolios will be sent weekly.

   4. ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS will then reconcile information it receives from CMA with information that it has received from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to CMA.

   5. Whenever a vote is solicited, ISS will execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

     . If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS' understanding of the Voting Guidelines previously delivered to ISS. CMA will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

   6. Each time that ISS will send CMA a request to vote, the request will be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

   7. ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients, CMA will receive a report from ISS detailing CMA's voting for the previous period.

VII. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period. It is CMA's policy not to disclose how it voted a client's proxy to third parties.

With respect to its investment company clients, CMA will not selectively disclose its investment company clients' proxy voting records; rather, CMA will disclose such information by publicly available annual filings. CMA will create and maintain records of each investment company's proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

  .   The name of the issuer of the security;

  . The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

  . The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

  .   The shareholder meeting date;

  .   A brief identification of the matter voted on;

  .   Whether the matter was proposed by the issuer or by a security holder;

  .   Whether the company cast its vote on the matter;

  . How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

  .   Whether the company cast its vote for or against management.

--------------------------------------------------------------------------------

    CMG SMALL CAP GROWTH FUND (formerly, CMG SMALL CAP FUND) A PORTFOLIO OF
                      COLUMBIA FUNDS INSTITUTIONAL TRUST

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


                               December 1, 2006

      This Statement of Additional Information ("SAI") contains information relating to Columbia Funds Institutional Trust (the "Trust") and its series, CMG Small Cap Growth Fund (the "Fund") (formerly, CMG Small Cap Fund).

      This SAI is not a Prospectus. It relates to the Prospectus dated December 1, 2006 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.

      The Fund's most recent Annual Report to shareholders is a separate document supplied with this SAI. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.


                               TABLE OF CONTENTS


           DESCRIPTION OF THE FUND                                2
           MANAGEMENT                                             9
           DISCLOSURE OF PORTFOLIO INFORMATION                   26
           INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES 27
           PORTFOLIO TRANSACTIONS                                31
           CAPITAL STOCK AND OTHER SECURITIES                    34
           PURCHASE, REDEMPTION AND PRICING OF SHARES            35
           CUSTODIAN                                             37
           INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         38
           TAXES                                                 38
           SHAREHOLDER LIABILITY                                 45
           SHAREHOLDER MEETINGS                                  46
           FINANCIAL STATEMENTS                                  46
           APPENDIX I                                            47



ILT-39/114945-1106

                            DESCRIPTION OF THE FUND

      The Trust, a business trust recently organized under the laws of the Commonwealth of Massachusetts, is registered with the Securities and Exchange Commission (the "SEC") as an open-end, management investment company. The Trust is comprised of separate portfolios, each of which is treated as a separate fund. There are 19 portfolios established under the Trust with differing investment goals, policies and restrictions: the Fund, CMG High Yield Fund, CMG Short Term Bond Fund, CMG Core Bond Fund, CMG International Bond Fund, CMG Strategic Equity Fund, CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Small Cap Value Fund, CMG Core Plus Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG Intermediate Bond Fund, and CMG Ultra Short Term Bond Fund. With the exception of the International Bond Fund, Mortgage and Asset-Backed Securities Fund, and the Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment advisor for each of the Funds is Columbia Management Advisors, LLC (the "Advisor"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Advisor.

      Prior to March 27, 2006 (the "Fund Reorganization Date"), the Fund was organized as a separate portfolio of CMG Fund Trust (the "Predecessor Fund"), an Oregon business trust organized in 1989 (the "Predecessor Trust"). The information provided for the Fund in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Fund; the information provided for the Trust in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Trust.

Investment Objective and Policies

      The Fund's investment objective is capital appreciation. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.


      To achieve its investment objective, the Fund will generally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks or securities convertible into common stock of companies with market capitalizations, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index. The S&P SmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalization. As of October 31, 2006, companies with a market capitalization of $3.75 billion or less would be considered small cap. The Fund may, however, invest from time to time up to 20% of the value of its total assets in the securities of larger companies when the Advisor believes these securities offer capital appreciation potential that is generally comparable to small cap securities.


      Under normal conditions, the Fund will invest in equity securities, including securities convertible into equity securities. Additional information with respect to certain securities in which the Fund may invest is set forth below.

Options and Financial Futures Transactions

      The Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The Fund may enter into closing transactions, exercise its options, or permit the options to expire.

      The Fund may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. A call option is covered if it is written on a security the Fund owns. The Fund may write such options on up to 25% of its net assets.

      The Fund may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

      The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When the Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which the Fund will generally invest may be imperfect. The Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.


      Upon entering into a futures contract, the Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the SEC rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.


      The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Advisor.

Foreign Securities

      The Fund may invest up to 20% of its total assets in foreign securities. Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company is legally organized. The weight given to each of these factors will vary depending upon the circumstances. Investments in foreign securities may involve a greater degree of risk than those in domestic securities.

      The Fund will limit its foreign investments to developed countries.

      ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security. While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on a Fund's exposure to foreign securities, these securities, along with the securities of foreign companies traded on NASDAQ will not be subject to any of the restrictions placed on the Fund's ability to invest in emerging market securities.

      Foreign Investment Risk. Securities of foreign issuers may be subject to greater fluctuations in price than domestic securities. The prices of foreign securities are affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in emerging or developing countries, could cause rapid and extreme changes in the value of the Fund's assets to the extent it is invested in securities of foreign issuers. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where a Fund invests are not as politically or economically developed as the United States. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Fund.

      In addition, additional costs may be incurred in connection with the Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs, as well as administrative difficulties, may be experienced in connection with maintaining assets in foreign jurisdictions.

Repurchase Agreements

      The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to procedures adopted by the Advisor. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities

      No illiquid securities will be acquired by the Fund if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

      The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund's 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Advisor determines the liquidity of Rule 144A securities and, through reports from the Advisor, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants

      The Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

      The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that the Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Investments in Small and Unseasoned Companies

      The Fund may invest in companies that are unseasoned; that is, companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may also be regarded as speculative. The Fund has a fundamental policy not to invest more than 10% of its total assets in companies that have a record of less than three years of continuous operations.

Temporary Investments

      When, as a result of market conditions, the Advisor determines a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of capital appreciation.

Loan Transactions

      Loan transactions involve the lending of securities to a broker-dealer or institutional investor for use in connection with short sales, arbitrage, or other securities transactions. If made, loans of the Fund's portfolio securities will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

      It is the view of the Staff of the SEC that the Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, (U.S. Treasury bills or notes), or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Technology Sector

      The Fund may invest a significant portion of their assets in companies in the technology sector. The Fund considers technology to be a sector larger than any one industry. Accordingly, investments by the Fund in companies within the technology sector will not be considered a concentration of investments in an industry.

Investment Restrictions

      The following is a list of investment restrictions applicable to the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will a Fund's investment in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund.

The Fund may not, as a matter of fundamental policy:

      1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

      2. Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

      3. Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

      4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

      5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

      6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

      7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) the Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

                                  MANAGEMENT

      The Trust is managed under the general supervision of the Trustees of the Trust, who have responsibility for overseeing decisions relating to the investment policies and goals of the Fund. The names, addresses and ages of the Trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each Trustee serves for an indefinite term until the date the Trustee resigns, retires or is removed in accordance with the bylaws of the Trust. There is no family relationship between any of the Trustees.


      Columbia Management Advisors, LLC (the "Advisor"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Prior to the Fund Reorganization Date, the Advisor served as an investment advisor to the Predecessor Fund. The Advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, the Advisor runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. The Advisor is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The Advisor, a registered investment advisor, has been an investment advisor since 1995.


      On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into the Advisor (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, the Advisor is now the investment advisor to the Fund.


Certain Investment Activity Limits

      The overall investment activities of the Advisor and its affiliates may limit the investment opportunities for a Fund in certain markets in which limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, a Fund's activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates, and/or their internal policies.


      The "Columbia Fund Complex" includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.

Trustees and Officers


      Information regarding the Trustees and officers of the Funds together with their principal business occupations during the last five years (their titles may have varied during that period) is shown below. Unless otherwise noted, the address for each Trustee and officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111.



                                                                        Number of
                                                                      Portfolios in
                             Year First                               Columbia Fund
                             Elected or                                  Complex
  Name and    Position with   Appointed     Principal Occupation(s)     Overseen        Other Directorships
Year of Birth     Funds     to Office/(1)/  During Past Five Years     by Trustee            Held/(2)/
------------- ------------- -------------  -------------------------- ------------- ---------------------------
Disinterested
Trustees

Thomas C.      Trustee and      1996       Partner and Senior              75       Anixter International
Theobald       Chairman of                 Advisor, Chicago Growth                  (network support
(Born 1937)     the Board                  Partners (private equity                 equipment distributor);
                                           investing) since                         Ventas, Inc. (real estate
                                           September, 2004;                         investment trust); Jones
                                           Managing Director,                       Lang LaSalle (real estate
                                           William Blair Capital                    management services)
                                           Partners (private equity                 and Ambac Financial
                                           investing) from                          Group (financial
                                           September, 1994 to                       guaranty insurance)
                                           September, 2004.

Douglas A.       Trustee        1996       Independent business            75       Nash Finch Company
Hacker                                     executive since May,                     (food distributor);
(Born 1955)                                2006; Executive Vice                     Aircastle Limited (aircraft
                                           President -- Strategy of                 leasing)
                                           United Airlines (airline)
                                           from December, 2002 to
                                           May 2006; President of
                                           UAL Loyalty Services
                                           (airline marketing
                                           company) from
                                           September, 2001 to
                                           December, 2002;
                                           Executive Vice President
                                           and Chief Financial
                                           Officer of United Airlines
                                           from July, 1999 to
                                           September, 2001.


                                                                        Number of
                                                                      Portfolios in
                              Year First                              Columbia Fund
                              Elected or                                 Complex
  Name and     Position with   Appointed     Principal Occupation(s)    Overseen    Other Directorships
Year of Birth      Funds     to Office/(1)/  During Past Five Years    by Trustee        Held/(2)/
-------------  ------------- -------------  ------------------------- ------------- -------------------
Disinterested
Trustees
Janet Langford    Trustee        1996       Deputy General Counsel         75              None
Kelly                                       -- Corporate Legal
(Born 1957)                                 Services, Conoco Phillips
                                            (integrated petroleum
                                            company) since August,
                                            2006; Partner, Zelle,
                                            Hofmann, Voelbel,
                                            Mason & Gette LLP (law
                                            firm) from March, 2005
                                            to July, 2006; Adjunct
                                            Professor of Law,
                                            Northwestern University,
                                            from September, 2004 to
                                            June, 2006; Director, UAL
                                            Corporation (airline)
                                            from February, 2006 to
                                            July, 2006; Chief
                                            Administrative Officer
                                            and Senior Vice
                                            President, Kmart Holding
                                            Corporation (consumer
                                            goods), from September,
                                            2003 to March, 2004;
                                            Executive Vice President-
                                            Corporate Development
                                            and Administration,
                                            General Counsel and
                                            Secretary, Kellogg
                                            Company (food
                                            manufacturer), from
                                            September, 1999 to
                                            August, 2003.

Richard W.        Trustee        1995       Private Investor since         77              None
Lowry                                       August, 1987 (formerly
(Born 1936)                                 Chairman and Chief
                                            Executive Officer, U.S.
                                            Plywood Corporation
                                            (building products
                                            manufacturer) until
                                            1987).

                                                                       Number of
                                                                     Portfolios in
                             Year First                              Columbia Fund
                             Elected or                                 Complex
  Name and    Position with   Appointed     Principal Occupation(s)    Overseen      Other Directorships
Year of Birth     Funds     to Office/(1)/  During Past Five Years    by Trustee          Held/(2)/
------------- ------------- -------------  ------------------------- ------------- ------------------------
Disinterested
Trustees
Charles R.       Trustee        1981       Professor of Economics,        75       None
Nelson                                     University of Washington
(Born 1942)                                since January, 1976; Ford
                                           and Louisa Van Voorhis
                                           Professor of Political
                                           Economy, University of
                                           Washington, since
                                           September, 1993;
                                           Director, Institute for
                                           Economic Research,
                                           University of Washington
                                           from September, 2001 to
                                           June, 2003; Adjunct
                                           Professor of Statistics,
                                           University of Washington
                                           since September, 1980;
                                           Associate Editor, Journal
                                           of Money Credit and
                                           Banking since
                                           September, 1993;
                                           consultant on
                                           econometric and
                                           statistical matters.



John J.          Trustee        1985       University Professor,          77       None
Neuhauser                                  Boston College since
(Born 1943)                                November, 2005;
                                           Academic Vice President
                                           and Dean of Faculties,
                                           Boston College from
                                           August, 1999 to October,
                                           2005.

Patrick J.       Trustee        2000       Partner, Perkins Coie          75       None
Simpson                                    L.L.P. (law firm).
(Born 1944)

Thomas E.        Trustee        1998       Business Consultant            75       None
Stitzel                                    since 1999; Chartered
(Born 1936)                                Financial Analyst.

Anne-Lee         Trustee        1998       Retired since 1997             75       Chairman of the Board of
Verville                                   (formerly General                       Directors, Enesco Group,
(Born 1945)                                Manager, Global                         Inc. (producer of
                                           Education Industry, IBM                 giftware and home and
                                           Corporation (computer                   garden decor products)
                                           and technology) from
                                           1994 to 1997).

                                                                       Number of
                                                                     Portfolios in
                             Year First                              Columbia Fund
                             Elected or                                 Complex
  Name and    Position with   Appointed     Principal Occupation(s)    Overseen       Other Directorships
Year of Birth     Funds     to Office/(1)/  During Past Five Years    by Trustee           Held/(2)/
------------- ------------- -------------  ------------------------- ------------- --------------------------

Interested
Trustee

William E.       Trustee        1994       Partner, Park Avenue           75       Lee Enterprises (print
Mayer/(3)                                  Equity Partners (private                media), WR Hambrecht +
/(Born 1940)                               equity) since February,                 Co. (financial service
                                           1999; Dean and Professor,               provider); Reader's Digest
                                           College of Business,                    (publishing).
                                           University of Maryland,
                                           1992 to 1997.

--------

(1)The date shown is the earliest date on which a trustee was elected or appointed to the board of a Fund in the Columbia Fund Complex.


(2)Directorships or trusteeships of companies required to report to the SEC (i.e., "public companies").


(3)Mr. Mayer is an "interested person" (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or clients advised by the Advisor or its affiliates.

                                             Year First
                                             Elected or
Name, Year of Birth                          Appointed
and Address             Position with Funds  to Office  Principal Occupation(s) During Past Five Years
-------------------     -------------------- ---------- ----------------------------------------------
Officers

Christopher L. Wilson   President               2004    Head of Mutual Funds since August, 2004 and
(Born 1957)                                             Managing Director of the Advisor since
                                                        September, 2005; President and Chief
                                                        Executive Officer, CDC IXIS Asset Management
                                                        Services, Inc. (investment management) from
                                                        September, 1998 to August, 2004.

James R. Bordewick, Jr. Senior Vice             2006    Associate General Counsel, Bank of America
(Born 1959)             President, Secretary            since April, 2005; Senior Vice President and
                        and Chief Legal                 Associate General Counsel, MFS Investment
                        Officer                         Management (investment management) prior
                                                        to April, 2005.

J. Kevin Connaughton    Senior Vice             2000    Managing Director of the Advisor since
(Born 1964)             President, Chief                February, 1998.
                        Financial Officer
                        and Treasurer

Mary Joan Hoene         Senior Vice             2004    Senior Vice President and Chief Compliance
(Born 1949)             President and Chief             Officer of various funds in the Columbia Fund
100 Federal Street      Compliance Officer              Complex; Partner, Carter, Ledyard & Milburn
Boston, MA 02110                                        LLP (law firm) from January, 2001 to August,
                                                        2004.

Michael G. Clarke       Chief Accounting        2004    Director of Fund Administration since January,
(Born 1969)             Officer and                     2006; Managing Director of Columbia
                        Assistant Treasurer             Management Advisors, LLC September, 2004 to
                                                        December, 2005; Vice President Fund
                                                        Administration June, 2002 to September, 2004;
                                                        Vice President Product Strategy and
                                                        Development from February, 2001 to June,
                                                        2002.

Stephen T. Welsh        Vice President          1996    President, Columbia Management Services, Inc.
(Born 1957)                                             since July, 2004; Senior Vice President and
                                                        Controller, Columbia Management Services,
                                                        Inc. prior to July, 2004.

Jeffrey R. Coleman      Deputy Treasurer        2004    Director of Fund Administration since January,
(Born 1969)                                             2006; Fund Controller from October, 2004 to
                                                        January 2006; Vice President of CDC IXIS Asset
                                                        Management Services, Inc. (investment
                                                        management) from August, 2000 to September,
                                                        2004.

Joseph F. DiMaria       Deputy Treasurer        2004    Director of Fund Administration since January,
(Born 1968)                                             2006; Head of Tax/Compliance and Assistant
                                                        Treasurer from November, 2004 to December,
                                                        2005; Director of Trustee Administration
                                                        (Sarbanes-Oxley) from May, 2003 to October,
                                                        2004; Senior Audit Manager,
                                                        PricewaterhouseCoopers (independent
                                                        registered public accounting firm) from July,
                                                        2000 to April, 2003.

                                      Year First
                                      Elected or
Name, Year of                         Appointed
Birth and Address Position with Funds to Office      Principal Occupation(s) During Past Five Years
----------------- ------------------- ---------- -------------------------------------------------------
Officers

Ty S. Edwards     Deputy Treasurer       2004    Director of Fund Administration since January, 2006;
(Born 1966)                                      Vice President of the Adviser from July, 2002 to
                                                 December, 2005; Assistant Vice President and
                                                 Director, State Street Corporation (financial services)
                                                 prior to 2002.

Kathryn Dwyer-    Assistant Treasurer    2006    Vice President, Mutual Fund Accounting Oversight
  Thompson                                       of the Advisor since December 2004; Vice President,
(Born 1967)                                      State Street Corporation (financial services) prior to
                                                 December 2004.

Marybeth C. Pilat Assistant Treasurer    2006    Vice President, Mutual Fund Valuation of the
(Born 1968)                                      Advisor since January 2006; Vice President, Mutual
                                                 Fund Accounting Oversight of the Advisor prior to
                                                 January 2006.

Philip N.         Assistant Treasurer    2006    Vice President, Mutual Fund Reporting of the
  Prefontaine                                    Advisor since November 2004; Assistant Vice
(Born 1948)                                      President of CDC IXIS Asset Management Services,
                                                 Inc. (investment management) prior to November
                                                 2004.

Keith E. Stone    Assistant Treasurer    2006    Vice President, Trustee Reporting of the Advisor
(Born 1974)                                      since September 2003; Manager, Investors Bank &
                                                 Trust Company (financial services) from December
                                                 2002 to September 2003; Audit Senior, Deloitte &
                                                 Touche, LLP (independent registered public
                                                 accounting firm) prior to December 2002.

Barry S. Vallan   Controller             2006    Vice President-Fund Treasury of the Advisor since
(Born 1969)                                      October, 2004; Vice President-Trustee Reporting
                                                 from April, 2002 to October, 2004; Management
                                                 Consultant, PricewaterhouseCoopers (independent
                                                 registered public accounting firm) prior to October,
                                                 2002.

Peter T. Fariel   Assistant Secretary    2006    Associate General Counsel, Bank of America since
(Born 1957)                                      April, 2005; Partner, Goodwin Procter LLP (law firm)
                                                 prior to April, 2005.

Ryan C. Larrenaga Assistant Secretary    2005    Assistant General Counsel, Bank of America since
(Born 1970)                                      March, 2005; Associate, Ropes & Gray LLP (law firm)
                                                 from 1998 to February, 2005.

Barry S. Finkle   Assistant Treasurer    2003    Senior Manager and Head of Fund Performance of
(Born 1965)                                      the Advisor since January, 2001.

Julian Quero      Assistant Treasurer    2003    Senior Compliance Manager of the Advisor since
(Born 1967)                                      April, 2002; Assistant Vice President of Taxes and
                                                 Distributions of the Advisor from 2001 to April,
                                                 2002.



Each of the Trust's Trustees and officers hold comparable positions with certain other funds of which the Advisor or its affiliates is the investment advisor or distributor and, in the case of certain of the officers, with certain affiliates of the Advisor. Messrs. Lowry and

Neuhauser are also trustees/directors of the Liberty All-Star Funds, a group of 2 registered closed-end funds sponsored by an affiliate of the Advisor.


The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders' meeting in 2005, and will hold a shareholders' meeting at least once every five years thereafter to elect Trustees.

Role of the Board of Trustees


      The Trustees of the Fund are responsible for the overall management and supervision of the Fund's affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers for the Fund and review the Fund's performance. The Trustees have created several committees to perform specific functions for the Fund.


Audit Committee


      Ms. Verville and Messrs. Hacker and Stitzel are members of the Audit Committee of the Board of Trustees of the Fund. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund and certain service providers. For the fiscal year ended July 31, 2006, the Audit Committee convened ten times.


Governance Committee


      Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Fund. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisor. The Governance Committee will consider candidates for Trustees recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. For the fiscal year ended July 31, 2006, the Governance Committee convened five times.


Advisory Fees & Expenses Committee


      Ms. Kelly and Messrs. Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended July 31, 2006, the Advisory Fees & Expenses Committee convened six times.


Compliance Committee


      Mmes. Kelly and Verville, and Messrs. Nelson, Simpson and Stitzel are members of the Compliance Committee of the Board of Trustees of the Fund. The Compliance

Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended July 31, 2006, the Compliance Committee convened eight times.


Investment Oversight Committees

      Each Trustee of the Fund also serves on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Fund Complex and gives particular consideration to such matters as the funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the funds attend IOC meetings from time to time to assist each IOC in its review of the funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Columbia Fund Complex that they review:


 IOC# 1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.

 IOC# 2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock,
         Fixed Income -- Multi Sector, Fixed Income -- Core and Young
         Investor.

 IOC# 3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid
         Cap Value, Small Value, Asset Allocation, High Yield and Money
         Market.

 IOC# 4: Messrs. Nelson and Simpson are responsible for reviewing funds in the following asset categories: Large/Multi-Cap Blend, Mid Cap
         Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable
         Fixed Income.


The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2005 of (i) the Fund and (ii) all of the funds in the Columbia Fund Complex:

Disinterested Trustees:


                                              Janet
                                  Douglas A. Langford Richard  Dr. Charles R.  John J.
Name of Fund                        Hacker    Kelly   W. Lowry     Nelson     Neuhauser
------------                      ---------- -------- -------- -------------- ---------
CMG Small Cap Growth Fund........    None      None     None        None        None

Aggregate dollar range of equity
  securities owned in all Funds
  overseen by Trustee in Columbia    Over      Over     Over        Over        Over
  Fund Complex:..................  $100,000  $100,000 $100,000    $100,000    $100,000

                                                         Patrick J. Thomas E. Thomas C.   Anne-Lee
Name of Fund                                              Simpson    Stitzel  Theobald    Verville
------------                                             ---------- --------- --------- --------
CMG Small Cap Growth Fund...............................    None      None      None        None

Aggregate dollar range of equity securities owned in all
  Funds overseen by Trustee in Columbia Fund                Over    $50,001-    Over        Over
  Complex:..............................................  $100,000  $100,000  $100,000  $100,000/(1)/


(1) Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Columbia Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Fund Complex as specified by Ms. Verville.

Interested Trustee:


Name of Fund                                                                          William E. Mayer
------------                                                                          ----------------
CMG Small Cap Growth Fund............................................................       None
Aggregate dollar range of equity securities owned in all Funds overseen by Trustee in
  Columbia Fund Complex:............................................................. $50,001-$100,000


As of December 31, 2005, none of the disinterested Trustees or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Columbia Fund Complex or any person controlling, controlled by or under common control with any such entity.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

      The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio managers managed as of the Fund's fiscal year-end.


Portfolio Manager Other SEC-registered     Other pooled        Other accounts
                      open-end and          investment
                    closed-end funds         vehicles
---------------------------------------------------------------------------------
                   Number     Assets     Number    Assets    Number     Assets
                     of                    of                  of
                  accounts              accounts            accounts
---------------------------------------------------------------------------------
Wayne M. Collette    9     $1.4 billion    1     $5 million 20/(1)/  $525 million
---------------------------------------------------------------------------------
George J. Myers      6     $1.1 billion    1     $5 million    23    $525 million
---------------------------------------------------------------------------------



(1) Includes one separately managed account totaling $61 million in assets having advisory fees based on performance.

Ownership of Securities

      The table below shows the dollar ranges of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Fund's most recent fiscal year:


           Portfolio Manager            Dollar Range of Equity Securities in
                                           the Fund(s) Beneficially Owned
 -----------------------------------------------------------------------------
 Wayne M. Collette                                      None
 -----------------------------------------------------------------------------
 George J. Myers                                        None
 -----------------------------------------------------------------------------




Compensation

      As of the Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing the manager's three- and five-year performance. The Advisor may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.


          Portfolio Manager                    Performance Benchmark                 Peer Group
------------------------------------------------------------------------------------------------------
Wayne M. Collette                               Russell 2000 Growth           Morningstar Small Growth
                                                                                      Category
------------------------------------------------------------------------------------------------------
George J. Myers                                 Russell 2000 Growth           Morningstar Small Growth
                                                                                      Category
------------------------------------------------------------------------------------------------------


      The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

Potential conflicts of interest in managing multiple accounts

      Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

      The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

     . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     . The trading of other accounts could be used to benefit higher-fee accounts (front-running).

     . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

      Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

      A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.


      "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Fund's Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.


      Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

      A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

      The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

      A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

Trustee Compensation


The Trustees serve as trustees of 75 registered investment companies managed by the Advisor for which each Trustee receives a retainer at the annual rate of $75,000, an attendance fee of $10,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting.
Mr. Theobald serves as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $20,000; the chair of the Advisory Fees and Expenses Committee receives a supplemental retainer at the annual rate of $15,000; the chairs of the Compliance Committee and the Governance Committee each receive supplemental retainers at the annual rate of $10,000. Members of each committee, including the Investment Oversight Committee, receive $2,500 for each committee meeting and $1,000 for each telephonic committee meeting. The Audit Committee chair receives a supplement of $500 for each Audit Committee meeting. Committee members receive $2,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

      The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

      The following table sets forth the compensation paid to the Trustees by the Fund for the fiscal year ended July 31, 2006 and by the Columbia Fund Complex as a whole for the calendar year ended December 31, 2005. The Trust does not currently provide pension or retirement plan benefits to the Trustees.


Disinterested Trustees


                                     Aggregate   Total Compensation
                                    Compensation   from Columbia
            Trustee                  from Fund    Fund Complex(1)
            -------                 ------------ ------------------
            Douglas A. Hacker......     $842          $111,277
            Janet Langford Kelly...     $823          $116,500
            Richard W. Lowry.......     $703          $142,500
            Charles R. Nelson......     $774          $111,500
            John J. Neuhauser......     $731          $137,833
            Patrick J. Simpson(2)..     $775          $107,500
            Thomas E. Stitzel(3)...     $817          $113,000
            Thomas C. Theobald(4)..    $1,235         $205,500
            Anne -Lee Verville(5)..     $817          $120,723
            Richard L. Woolworth(6)     $662          $106,500

Interested Trustees


                                              Total Compensation
                                  Aggregate       from Fund
                                 Compensation      Columbia
                Trustee           from Fund       Complex(1)
                -------          ------------ ------------------
                William E. Mayer     $801          $147,750

--------
(1)As of December 31, 2005, the Columbia Fund Complex consisted of 159 open-end and 11 closed-end management investment company portfolios.


(2)During the fiscal year ended July 31, 2006, and the calendar year ended December 31, 2005, Mr. Simpson deferred $775 of his compensation from the Fund, and $107,500 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2005 the value of Mr. Simpson's account under the plan was $269,502.

(3)During the fiscal year ended July 31, 2006, Mr. Stitzel deferred $289 of his compensation from the Fund pursuant to the deferred compensation plan.

(4)During the fiscal year ended July 31, 2006, and the calendar year ended December 31, 2005, Mr. Theobald deferred $859 of his compensation from the Fund, and $150,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Theobald's account under that plan was $320,084.

(5)At December 31, 2005, the value of Ms. Verville's account under the plan was $683,935.

(6)Mr. Woolworth served as a Trustee until August 4, 2006.


Fees Paid to Officers


      With the exception of one officer, all officers of the Fund are employees of the Advisor or its affiliates and receive no compensation from the Fund. Officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer position. The Fund's fee will not exceed $15,000 per year.


Share Ownership


      As of record on October 31, 2006, the officers and Trustees of the Fund as a group, beneficially owned less than 1% of the then total outstanding shares of the Fund.

      As of record on October 31, 2006, to the knowledge of the Trust, the following shareholders of record owned 5% or more of the then outstanding shares of the Fund:



                                                           Percentage of Shares
                                                            Beneficially Owned
 Name and Address                                          at October 31, 2006
 ----------------                                          --------------------
 BANK OF AMERICA NA                                               100.00%(*)
 ATTN FUNDS ACCOUNTING
 411 N. AKARD ST
 DALLAS, TX 75201-3307



 (*)As of record on October 31, 2006, this shareholder owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

Proxy Voting Policies and Procedures

      The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund.

      The Advisor's policy is to vote all proxies for each client's securities in a manner considered by the Advisor to be in the best interest of its clients, including the Fund and its shareholders, without regard to any benefit to the Advisor or its affiliates. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

      The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, or its other clients or certain other persons. A member of the Proxy Committee is prohibited from voting on any proposal with respect to which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

      The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is proposals requiring special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

      The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board/chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO should not be held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnification (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

      The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

      The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than election of directors, selection of accountants), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights, and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

      In addition, if a portfolio manager or other party involved with an Advisor client or a Fund account concludes that the interest of the client or the Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person that would create a potential conflict of interest.

      The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

      The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of equity investments, equity research, compliance and legal. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, the Proxy Committee's functions include annual review of the Advisor's Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and to develop and modify voting guidelines and procedures as it deems appropriate or necessary.

      The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.


      The actual voting records of the Fund relating to portfolio securities during the 12-month period ended June 30 are available without charge, upon request, by calling 1-800-547-1037, or by accessing the SEC's website at http://www.sec.gov. The Advisor's proxy voting guidelines and procedures are included in this Statement of Additional Information as Appendix I.

                      DISCLOSURE OF PORTFOLIO INFORMATION


      The Trustees of the Fund have adopted policies with respect to the disclosure of the Fund's portfolio holdings by the Fund, the Advisor, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Fund's website at www.columbiafunds.com,
(2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Fund's policies are described below. The Trustees shall be updated as needed regarding the Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of the Advisor and its affiliates. The Fund's policies prohibit the Advisor and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.


Public Disclosures


      The Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and the Fund's website at www.columbiamanagement.com. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.


      The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiamanagement.com, as disclosed in the following table:

            Type of Fund                       Information Provided           Frequency of  Date of Web Posting
                                                                               Disclosure
-----------------------------------------------------------------------------------------------------------------
            Equity Funds               Full portfolio holdings information.     Monthly    30 calendar days after
                                                                                                 month-end.
-----------------------------------------------------------------------------------------------------------------
         Fixed Income Funds            Full portfolio holdings information.    Quarterly   60 calendar days after
                                                                                                quarter-end


      The scope of the information provided relating to the Fund's portfolios that is made available on the website may change from time to time without prior notice.


      For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business day after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Management Distributors, Inc.

      A Fund, the Advisor or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

Other Disclosures


      The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) a Fund has a legitimate business purpose for making such disclosure, (2) a Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

      The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to The Advisor and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Funds' independent registered public accounting firm, legal counsel, financial printers (R.R. Donnelley & Sons and Bowne & Co., Inc.), the Fund's proxy voting service provider and proxy solicitor (Computershare), rating agencies that maintain ratings on certain Columbia Funds (Fitch, Inc.) and service providers that support the Advisor's trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

      Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.


             INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES

      The investment advisor to the Fund is Columbia Management Advisors, LLC (the "Advisor"). The Advisor has entered into an investment contract with the Fund. Pursuant to the investment contract the Advisor provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest.

      The Advisor provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to Trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested Trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.


      For its services provided to the Fund, the Advisor charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.75% of its daily net assets. Advisory fees paid by the Fund to the Advisor were $205,536 for the fiscal year ended July 31, 2006, $837,140 for the fiscal year ended July 31, 2005 and $2,528,059 for the fiscal year ended July 31, 2004.


Transfer Agent Agreement


      Columbia Management Services, Inc. ("CMS") acts as transfer agent, dividend disbursing agent and shareholders' servicing agent for the Fund. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. Under the agreement with CMS, CMS provides transfer agency, dividend disbursing agency and shareholders' servicing agency services to the Fund (and has retained Boston Financial Data Services, Inc. to assist it). Effective April 1, 2006, the Fund pays CMS a fee of $17.00 per account per annum, payable monthly for transfer agency services. In addition, the Fund may pay CMS the fees and expenses it pays to third party dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund's net assets represented by the account. The Fund will also pay certain reimbursable out-of-pocket expenses to CMS, and CMS may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Fund.

      For the period November 1, 2005 to March 31, 2006 the Fund paid CMS fees under a similar transfer agent, dividend disbursing agent and shareholders' servicing agent agreement that consisted of the same terms except that the fee was $15.23 per account per annum, payable monthly. The transfer agent fees paid by the Fund to CMS for the fiscal year ended July 31, 2006 was $189.


Pricing and Bookkeeping Agreement


      The Advisor performs certain pricing and bookkeeping services for the Fund pursuant to a Pricing and Bookkeeping Agreement dated May 1, 2006 (the "Agreement"). Under the terms of the Agreement, the Advisor (a) provides fund accounting and financial reporting oversight of State Street Bank and Trust Company ("State Street"), who provides the daily fund accounting and financial reporting services; (b) maintains and preserves in a secure manner the accounting records of the Fund; and (c) provides disaster planning.


Administrative Agreement


      The Advisor provides certain administrative services to the Fund. Effective May 1, 2006, the Fund entered into an Administrative Agreement with the Advisor. Under the terms of the Administrative Agreement, the Advisor provides fund administration, including daily prospectus, investment restrictions and 1940 Act compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, and board reporting. The Advisor has delegated responsibility for certain administrative services to State Street.

Principal Underwriter

      Columbia Management Distributors, Inc. ("CMD"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Advisor, is the principal underwriter for the Fund, and is authorized under a distribution agreement with the Trust to sell shares of the Fund. CMD does not charge any fees or commissions to the Fund or to investors of the Fund for the sale of shares of the Fund.

      Each of the Advisor, CMS and CMD are indirect wholly owned subsidiaries of Bank of America Corporation ("Bank America"). Bank America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, Trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.


Additional Financial Intermediary Payments

      Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.

      CMD and its affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, CMD and its affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as more fully described below), and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

      These additional payments by CMD or its affiliates are made pursuant to agreements between CMD and its affiliates and financial intermediaries and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales, or the distribution (12b-1) fees and expenses paid by the Fund as shown under the heading "Your Expenses" in the Fund's prospectus.

Marketing Support Payments

      CMD or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary's preferred or recommended fund list or otherwise identifying a Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing, and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by CMD attributable to that financial intermediary, gross sales of the mutual funds distributed by CMD attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

      The financial arrangements may vary for each financial intermediary. Such payments to another Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

      As of the date of this SAI, CMD or its affiliates had agreed to make marketing support payments to Bank of America, N.A. and currently have no agreements to make marketing support payments to other financial intermediaries. However, this may change in the future, and CMD or its affiliates may enter into similar agreements with other financial intermediaries at any time without notice.

Other Payments

      From time to time, CMD, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of a Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by CMD may include financial assistance to financial intermediaries that enable CMD to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. CMD makes payments for entertainment events it deems appropriate, subject to CMD's internal guidelines and applicable law. These payments may vary upon the nature of the event.

      Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Statement of Additional Information. You can ask your financial intermediary for information about any payments it receives from CMD and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

                            PORTFOLIO TRANSACTIONS

      The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See "TAXES" in this Statement of Additional Information.

      The Fund may purchase its portfolio securities through a securities broker and pay the broker a commission, or it may purchase the securities directly from a dealer that acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Fund may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

      Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where brokerage fees are involved. Additional factors considered by the Advisor in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Advisor on a continuing basis; and (vii) reasonableness of commission.

      Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

      The Advisor receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Advisor does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Advisor's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Advisor for its research.

      The Advisor may use the Fund's commissions to acquire third party research and products that are not available through its full service brokers. In these arrangements, the Advisor pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Advisor. Proposed research to be acquired in this manner must be approved by the Advisor's Chief Investment Officer for West Coast Operations who is responsible for determining that the research provides appropriate assistance to the Advisor in connection with its investment management of the Fund and that the price paid for research services and products with broker commissions is fair and reasonable.


      The receipt of research services and products from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Advisor in carrying out its obligations to the Fund. Total brokerage commissions paid by the Fund were $120,262 for fiscal year ended July 31, 2006, $1,164,781 for fiscal year ended July 31, 2005 and $2,535,548 for fiscal year ended July 31, 2004. Of the commissions paid in fiscal year 2006, the Fund paid $4,410 for third party research and products provided by brokerage firms.

      The Trust is required to identify any securities of its "regular brokers or dealers" that the Fund has acquired during its most recent fiscal year. At July 31, 2006, the Fund did not hold any securities of its regular brokers or dealers.


      The Advisor may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

      Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Advisor or its affiliate, Columbia Trust Company (collectively, "Columbia"). All trading for Columbia accounts is performed by the Advisor pursuant to an Investment Advisory Contract with Columbia Trust Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Advisor may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Fund participates in an aggregated order, it participates at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Advisor may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Advisor shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

      Certain employees of the Advisor are also employees of affiliated investment advisors ("Shared Employees") within Columbia Management Group, the Advisor's direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and other investment services for client accounts of the Advisor and one or more other affiliated investment advisors. Columbia Management Group has determined that these Shared Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

      The Advisor is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Advisor's clients.

      The Advisor and its affiliated advisors maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Advisor will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

      The Advisor's investment personnel will share general and specific investment information with affiliated investment advisors. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.

      The Advisor will also share with affiliated advisors research products and services provided by broker-dealers through whom the Advisor effects transactions for client accounts, and whom the Advisor may cause to receive higher commissions from the Advisor's clients in recognition of the provision of such products and services. The research products and services shared will assist the Advisor and its affiliated advisors in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Advisor, including the Fund. As a result of this policy, trades effected on behalf of the Advisor's clients may benefit affiliated advisors and their clients, and trades effected on behalf of clients of affiliated advisors may benefit the Advisor and its clients.

      The use of multiple trading locations could result in the Advisor and its affiliates competing against each other in the market. The Advisor's clients could receive less attractive prices for trades than clients of an affiliated advisor, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated advisor. To the extent separate trading locations are used, clients of the Advisor and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

      Where practical, transactions for accounts of the Advisor and one or more affiliated advisors for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each advisor's accounts. This practice may at times result in an increase in the time period it takes to fill a particular client's trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

      Where practical, Shared Employees may also effect trades from one location, subjecting the trades to the trade allocation and other policies utilized for that location.

To the extent that trades for clients of the Advisor are effected together with trades for clients of other affiliated advisors, this practice may result in smaller allocations for the Advisor's clients or result in clients of the Advisor obtaining less favorable prices on securities.

      Allocations among Columbia accounts to participate in initial public offerings ("IPOs") are made pursuant to IPO Allocation Priority Guidelines (the "Guidelines") established by the Columbia Investment Team. The Guidelines establish which accounts are eligible to participate in a particular IPO and what level of participation is permitted. Eligibility is based upon the market capitalization of the IPO and the capitalization focus of the account. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the IPO is not appropriate for his or her accounts or an individual account. A manager who declines to participate in an IPO in all of his or her eligible accounts must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts, for which an IPO opportunity is appropriate, will be made on a fair and equitable basis.

      The Fund, the Advisor, and CMD have adopted Codes of Ethics (the "Codes") pursuant to the requirements of the 1940 Act. These Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. These Codes can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                      CAPITAL STOCK AND OTHER SECURITIES


      The Trust may establish separate series of investment portfolios under its Agreement and Declaration of Trust ("Declaration of Trust"), effective August 4, 2005. The Fund, CMG Short Term Bond Fund, CMG High Yield Fund, CMG Core Bond Fund, CMG International Bond Fund, CMG International Stock Fund, CMG Strategic Equity Fund, CMG Small/Mid Cap Fund, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Small Cap Value Fund, CMG Core Plus Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG Intermediate Bond Fund, and CMG Ultra Short Term Bond Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than

50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

      Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchases

      Investments in the Fund are made directly by high net worth individuals and institutional buyers, or by the Advisor in its role as discretionary investment advisor over a portion of the shareholder's assets. With respect to assets of an investment advisory client of the Advisor invested in the Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Advisor (for the period during which the assets are invested in the Fund).

      If the Advisor is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Advisor on behalf of the shareholder. These conditions are set forth by the U.S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Advisor to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Advisor serves as an investment advisor if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Advisor under standards set forth by the U.S. Department of Labor in the Exemption.

      The second, independent fiduciary that must approve investments in the Fund by the Advisor must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of the Advisor as an investment advisor with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.


      The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must meet investment minimums. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled-usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisors concerning the tax consequences to them of the exchange.

Redemptions

      Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

      The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

Pricing of Shares

      The net asset value ("NAV") per share of the Fund is determined by the Advisor, under procedures approved by the Trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

      For purposes of calculating the NAV of the Fund's shares, the following procedures are utilized whenever applicable. The Fund's securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Certain securities for which daily market quotations are not readily available, or for which the Advisor believes the quotations do not accurately value the security in question, may be fair valued by the Advisor, pursuant to guidelines established by the Fund's Board of Trustees.

      Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund's NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to value the security in light of that event. Such a determination would be made by the Fund's Valuation Committee using procedures approved by the Board of Trustees.

                                   CUSTODIAN

      The Fund's Custodian, for both domestic and foreign securities, is State Street Bank and Trust Company (the "Custodian"), 2 Avenue De Lafayette, Boston, MA 02111-2900. The Custodian holds all securities and cash of the Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of the Fund, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

      Portfolio securities purchased in the United States are maintained in the custody of the Fund's Custodian. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, Trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by the Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

      The Advisor determines whether it is in the best interest of the Fund and its shareholders to maintain the Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding the Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to the Fund's foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110-1707, serves as the Fund's independent registered public accounting firm and, in addition to examining the annual financial statements of the Fund, assists in the preparation of the tax returns of the Fund and in certain other matters.


                                     TAXES

Federal Income Taxes


      The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and all distributions would from earnings and profits generally be taxable as ordinary dividend income to the shareholders. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. The Fund believes it satisfies the tests to qualify as a regulated investment company.


      To qualify as a regulated investment company for any taxable year, the Fund must, among other things:


      (a) derive at least 90% of its gross income for each taxable year from
(i) dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; (ii) other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (iii) net income from an interest in "qualified publicly traded partnerships", as defined below, (the "90% Test");

      (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

      (c) diversify its holdings so that at the end of each quarter (i) 50% or more of the market value of the assets of the Fund is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in either the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund "controls" and that are engaged in the same, similar, or related trades of businesses or the securities of one or more qualified publicly traded partnerships as defined below. For purposes of meeting this diversification requirement in the case of a Fund's investments in loan participations the issuer may be the financial intermediory or the borrower.

      In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

      The Trust currently has 19 portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each Fund as a separate entity (provided that the Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

      If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

      The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

      Distributions from capital gains are generally made after applying any available capital loss carryovers.

      If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

      Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.


      Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. As described below, qualifying dividend distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains. Distributions of gains from sale of investments that the Fund owned for one year or less will be taxed as ordinary income.

      Distributions properly designated by the Fund as capital gain dividends, representing the excess of net long-term capital gain over net short-term capital loss, are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. Such distributions are treated as net capital gain in the hands of a recipient and will not be eligible for the corporate dividends-received deduction. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning before January 1, 2011, qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains. In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. If the aggregate qualified dividends received by the Fund during any taxable year are 95 percent or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

      To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain.

      Long-term capital gains rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.

      Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

      Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. A shareholder whose distributions are reinvested in shares will be treated as having received a divided equal to either (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. The Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions that the Fund has designated to be treated as long-term capital gain.


      A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.


      The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.


      If the Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

      A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.


      Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


      The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.


Sale or Redemption of Shares

      The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

      Special Aspects of 90% Test with Respect to Foreign Currency. The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. For purposes of the 90% Test, foreign currency gains that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.


      Unless an exception applies, the Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.


      Investment in Passive Foreign Investment Companies. Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from the company or on the proceeds from the sale of its investment in such a company. This tax cannot be eliminated by making distributions to Fund shareholders; however, it can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."


      A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, foreign currency gains, and income from notional principal contracts. Passive income for this purpose does not include income received by the foreign corporation from active conduct of a banking or insurance business and certain income received from related persons.


Foreign Income Taxes

      Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

Non-U.S. Shareholders


      Capital Gain Dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.


      If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.


      If a non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the foreign person in the United States.

      In order for a non-U.S. shareholder to qualify for exemption from the back-up withholding tax rates under income tax treaties, the non-U.S. shareholder must comply with special certification and filing requirements. Non-U.S. shareholders in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

      A non-U.S. shareholder may also be subject to state and local tax and to the U.S. federal estate tax.


State Income Taxes

      The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

      The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes. This discussion applies only to U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or tax statuses should consult their own tax advisors regarding special rules that may apply to them.

      Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                             SHAREHOLDER LIABILITY

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

      The risk of the Fund incurring financial loss on account of another portfolio of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other portfolio was unable to meet its obligations.

                             SHAREHOLDER MEETINGS

      The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

      The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

      At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund.

                             FINANCIAL STATEMENTS


      The Fund's most recent Annual Report to shareholders is a separate document supplied with this SAI. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.

                                  APPENDIX I

                   Columbia Management Advisors, LLC ("CMA")
                     Proxy Voting Policies and Procedures
      Adopted July 1, 2003 and March 4, 2005, revised September 30, 2005 and April 25, 2006

All proxies/1/ regarding client securities for which Columbia Management Advisors, LLC ("CMA") has assumed authority to vote will, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

    1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

    2. Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the Columbia Management Proxy Committee will determine the best interest of CMA's clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

OVERVIEW:

An investment adviser that exercises voting authority over clients' proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser's policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

---------------------

/1/ The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

PROCEDURES AND CONTROLS:

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members will include senior investment management personnel, who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Mutual Funds' Chief Compliance Officer, Legal representative, Compliance Risk Management representative) who participate as needed to enable effective execution of the Committee's responsibilities.

The Proxy Committee's functions shall include, in part,

      (a) direction of the vote on proposals where there has been a recommendation to the Proxy Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

      (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

      (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

      (d) development and modification of Voting Procedures, as stated in
      Section V, as it deems appropriate or necessary.

The Proxy Committee has an established charter, which sets forth the Proxy Committee's purpose, membership and operation. The Proxy Committee's charter is consistent, in all material respects, with this policy and procedure.

II. CMA'S INVESTMENT ASSOCIATES

Under CMA's Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Department will refer these matters first to the relevant CMA research analyst. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients' best interest as defined above. Information regarding CMA's proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth in Section IV. A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer by completing a Conflicts of Interest

Disclosure and Certification Form and submitting the form to Compliance Risk Management ("CRM"). For each Proxy Referral (defined in Section III), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of CMA's proxy policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate/2/, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients' interests. For example, CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be "material" to the extent that a reasonable person could expect the conflict to influence CMA's decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients' best interests.

For those proxy proposals that: (1) are not addressed by CMA's proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA's clients (collectively, "Proxy Referrals"), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance Risk Management will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management's Conflicts Officer in writing on the Conflicts of Interest Disclosure and Certification Form. Compliance Risk Management will consider information about CMA's significant business relationships, as well as other relevant information. The information considered by Compliance Risk Management may include information regarding:
(1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. Compliance Risk Management will consult with relevant experts, including legal counsel, as necessary.

--------
/2/ Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

If Compliance Risk Management determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance Risk Management will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA's policy is to invoke one or more of the following conflict management procedures:

  . Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA's proxy voting agent);

  . Causing the proxies to be delegated to a qualified, independent third party, which may include CMA's proxy voting agent.

  . In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest -- Additional Procedures

BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

    1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

    2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

    3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

    4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:


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     .   To disclose in writing to Columbia Management Conflicts of Interest
         Officer (within Compliance Risk Management) any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

     . To refrain from taking into consideration, in the decision as to whether or how CMA will vote proxies:

        . The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

    5. In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. ("ISS") or another independent third party. CMA has undertaken a review of ISS' conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that CMA determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

IV. VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies. CMA uses an independent, third-party vendor (currently ISS), to implement its proxy voting process as CMA's proxy voting agent. In general, whenever a vote is solicited, ISS will execute the vote according to CMA's Voting Guidelines as follows:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

  . Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management. However, CMA generally will WITHHOLD votes from pertinent director nominees if:

         (i) the board as proposed to be constituted would have more than one-third of its members from management;

         (ii)the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as


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             "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

        (iii)the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

         (iv)a director serves on more than six public company boards;

         (v) the CEO serves on more than two public company boards other than the company's board.

         (i) the board as proposed to be constituted would have more than one-third of its members from management;

         On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

  . Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the SEC and the New York Stock Exchange ("NYSE"), or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

  . Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

  . Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

        .   Established governance standards and guidelines.
        .   Full board composed of not less than two-thirds "independent"
            directors, as defined by applicable regulatory and listing standards.
        .   Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.
        .   A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of


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           the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.
        . Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.
        . The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

  . Proposals that grant or restore shareholder ability to remove directors with or without cause.

  . Proposals to permit shareholders to elect directors to fill board vacancies.

  . Proposals that encourage directors to own a minimum amount of company stock.

  .   Proposals to provide or to restore shareholder appraisal rights.

  .   Proposals to adopt cumulative voting.

  .   Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

  . Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

  . Proposals that give management the ability to alter the size of the board without shareholder approval.

  . Proposals that provide directors may be removed only by supermajority vote.

  .   Proposals to eliminate cumulative voting.

  . Proposals which allow more than one vote per share in the election of directors.

  . Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

  . Proposals that mandate a minimum amount of company stock that directors must own.


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  .   Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

  . Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

  . Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

  . CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

  . CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the appropriate Research Analyst, or alternatively if no Research Analyst is assigned to the security, the Portfolio Manager. The Investment Associate will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

  . Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

  .   Proposals asking a company to expense stock options.

  .   Proposals to put option repricings to a shareholder vote.

  . Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.


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  .   Proposals for the remuneration of auditors if no more than 33% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

  . Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

  . Proposals to authorize the replacement or repricing of out-of-the money options.

  . Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

  . Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

      For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.
  . Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

  . Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

  . Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

  . Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

  .   Whether the company has attained benefits from being publicly traded.


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  .   Cash-out value.

  .   Balanced interests of continuing vs. cashed-out shareholders.

  .   Market reaction to public announcement of transaction.

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

  . CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

  .   CMA generally votes FOR shareholder proposals to eliminate a poison pill.

  .   CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

  . CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

  . CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

  . CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

  . Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.


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  .   Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

        .   Credible reason exists to question:

           . The auditor's independence, as determined by applicable regulatory requirements.

           . The accuracy or reliability of the auditor's opinion as to the company's financial position.

           . Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

  . Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

  . Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes-Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

  . Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

  . Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

  . Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

  . Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

  . Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

  . Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.


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CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

  . FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

  . FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

  . Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

  . Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

  . Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

  . Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

  . Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

  . Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

  . The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA' categorization rules and the Dutch Corporate Governance Code.

  . No call/put option agreement exists between the company and the foundation.


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  .   There is a qualifying offer clause or there are annual management and supervisory board elections.

  .   The issuance authority is for a maximum of 18 months.

  .   The board of the company-friendly foundation is independent.

  . The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

  . There are no priority shares or other egregious protective or entrenchment tools.

  . The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

  .   Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

  .   Board structure
  .   Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

  . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
  . Ignore a shareholder proposal that is approved by a majority of shares outstanding;
  . Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;
  .   Are interested directors and sit on the audit or nominating committee; or
  . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

  .   Past performance relative to its peers
  .   Market in which fund invests
  .   Past shareholder activism, board activity and votes on related proposals


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  .   Strategy of the incumbents versus the dissidents
  .   Independence of incumbent directors; director nominees
  .   Experience and skills of director nominees
  .   Governance profile of the company
  .   Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Past performance as a closed-end fund
  .   Market in which the fund invests
  .   Measures taken by the board to address the discount
  .   Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

  .   Proposed and current fee schedules
  .   Fund category/investment objective
  .   Performance benchmarks
  .   Share price performance as compared with peers
  .   Resulting fees relative to peers
  . Assignments (where the adviser undergoes a change of control) Approving New Classes or Series of Shares: CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

  .   Stated specific financing purpose
  .   Possible dilution for common shares
  .   Whether the shares can be used for antitakeover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

  .   Potential competitiveness
  .   Regulatory developments
  .   Current and potential returns
  .   Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.


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Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

  .   Fund's target investments
  .   Reasons given by the fund for the change
  .   Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

  .   Political/economic changes in the target market
  .   Consolidation in the target market
  .   Current asset composition

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:

  .   Potential competitiveness
  .   Current and potential returns
  .   Risk of concentration
  .   Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

  .   Strategies employed to salvage the company
  .   Past performance of the fund
  .   Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

  .   The degree of change implied by the proposal
  .   The efficiencies that could result
  .   The state of incorporation; net effect on shareholder rights
  .   Regulatory standards and implications


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


CMA will vote FOR:

  . Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)
  . Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the 1940 Act) or interpretations thereunder to require such approval

CMA will vote AGAINST:

  .   Proposals enabling the Board to:
  .   Change, without shareholder approval the domicile of the fund
  . Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

  .   Regulations of both states
  .   Required fundamental policies of both states
  .   The increased flexibility available

    Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Fees charged to comparably sized funds with similar objectives
  .   The proposed distributor's reputation and past performance
  .   The competitiveness of the fund in the industry
  .   Terms of the agreement Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Resulting fee structure
  .   Performance of both funds


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  .   Continuity of management personnel
  .   Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

  .   Performance of the fund's NAV
  .   The fund's history of shareholder relations
  .   The performance of other funds under the adviser's management

B. Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined Proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption using the Proxy Voting Recommendation Form. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed in Section III.

C. Proposals Requiring Special Consideration.

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS' or an individual client's guidelines.

        1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

        2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by ISS.


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        3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

        4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder Submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in Section IV.A.

        5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

        6. Accounts Managed by CMA's Quantitative Strategies Group. When an issue is held only within an account managed by CMA's Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by ISS or as specified by the client.

        7. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

        8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

VI. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

   1. CMA will use an independent, third-party vendor (currently ISS), to implement its proxy voting process as CMA's proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

   2. ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

   3. On a daily basis CMA will send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolios will be sent weekly.

   4. ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS will then reconcile information it receives from CMA with information that it has received from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to CMA.

   5. Whenever a vote is solicited, ISS will execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

     . If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS' understanding of the Voting Guidelines previously delivered to ISS. CMA will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

   6. Each time that ISS will send CMA a request to vote, the request will be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

   7. ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients, CMA will receive a report from ISS detailing CMA's voting for the previous period.

VII. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period. It is CMA's policy not to disclose how it voted a client's proxy to third parties.

With respect to its investment company clients, CMA will not selectively disclose its investment company clients' proxy voting records; rather, CMA will disclose such information by publicly available annual filings. CMA will create and maintain records of each investment company's proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

  .   The name of the issuer of the security;

  . The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

  . The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

  .   The shareholder meeting date;

  .   A brief identification of the matter voted on;

  .   Whether the matter was proposed by the issuer or by a security holder;

  .   Whether the company cast its vote on the matter;

  . How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

  .   Whether the company cast its vote for or against management.

                         COLUMBIA FUNDS INSTITUTIONAL TRUST

                                      PART C

                                OTHER INFORMATION

Item 23. Exhibits

                (a)   Agreement and Declaration of Trust. (1)

                (b)   Bylaws. (1)

                (c)   Not Applicable.

                (d1) Form of Investment Advisory Contract for CMG Small Cap Growth Fund, formerly CMG Small Cap Fund. (1)

                (d2) Form of Investment Advisory Contract for CMG International Stock Fund.(1)

                (d3) Form of Investment Advisory Contract for CMG High Yield Fund.(1)

                (d4) Form of Investment Advisory Contract for CMG Short Term Bond Fund.(1)

                (d5) Form of Investment Advisory Contract for CMG International Bond Fund.(1)

                (d6) Form of Investment Advisory Contract for CMG Core Bond Fund.(1)

                (d7) Form of Investment Advisory Contract for CMG Small/Mid Cap Fund.(1)

                (d8) Form of Investment Advisory Contract for CMG Strategic Growth Fund.(1)

                (d9) Form of Investment Advisory Contract for CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Small Cap Value Fund, CMG Core Plus Bond Fund, CMG Government Bond Fund and CMG Mortgage and Asset-Backed Securities Fund.(1)

                (d10) Form of Investment Advisory Contract for CMG Ultra Short Term Bond Fund and CMG Intermediate Bond Fund.(1)

                (e1) Form of Distribution Agreement between the Registrant and Columbia Management Distributors, Inc.(1)

                (e2) Form of Shareholder Servicing Plan Implementation Agreement between the Registrant and Columbia Management Distributors, Inc.(1)

                (f)    Not Applicable.

                (g) Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated September 19, 2005 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 88 to the Registration Statement on Form N-1A of Columbia Funds Trust XI (File Nos. 33-11351 and 811-4978), filed with the Commission on or about January 27, 2006, and is hereby incorporated by reference and made a part of this Registration Statement.

             (h1) Form of Administrative Agreement between the Registrant and Columbia Management Advisors, LLC.(1)

             (h2) Form of Pricing and Bookkeeping Agreement between the Registrant and Columbia Management Advisors, LLC.(1)

             (h3) Form of Transfer, Dividend Disbursing and Shareholders' Servicing Agent Agreement between the Registrant, Columbia Management Advisors, LLC and Columbia Management Services, Inc.(1)

             (h4) Credit Facility with State Street Bank and Trust Company Dated July 23, 2004 - filed as Exhibit (h)(7) in Part
                    C, Item 23 of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of Columbia Funds Trust II (filed under Former name Liberty Funds Trust II) (File Nos. 2-66976 and 811-3009), filed with the Commission on or about July 27, 2004 and is hereby incorporated by reference and made part of this Registration Statement.

             (h5) Amendment Agreement No. 1 to the Credit Facility with State
                  Street Bank and Trust Company dated July 22, 2005 - filed as Exhibit (h)(7)(ii) in Part C, Item 23 of - Post-Effective Amendment No. 140 to the Registration Statement on Form
                  N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about
                  July 29, 2005, and is hereby incorporated by reference and made a part of this Registration Statement.

          (h6) Instrument of Adherence to the Credit Facility with State Street Bank and Trust Company on behalf of CMG Fund Trust, on behalf of its series CMG Core Bond Fund dated July 22, 2005
                  - filed as Exhibit (h)(7)(iii) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made a part of this Registration Statement.

            (h7)  Instrument of Adherence to the Credit Facility with
                  State Street Bank and Trust Company, on behalf of SteinRoe Variable Investment Trust dated July 22, 2005 - filed as Exhibit (h)(7)(iv) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form
                  N-1A of Columbia Funds Trust III(File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made a part of this Registration Statement.

             (h8) Instrument of Adherence to the Credit Facility with
                  State Street Bank and Trust Company, on behalf of
                  Liberty Variable Investment Trust dated July 22, 2005 - filed as Exhibit (h)(7)(v) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration
                  Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made a part of this Registration Statement.

            (h9) Second Amendment Agreement, dated February 3, 2006 to Credit Facility with the Credit Facility with State Street Bank and Trust Company dated July 22, 2005.

           (h10) Form of Third Amendment Agreement, dated March __, 2006 to Credit Facility with the Credit Facility with State
                  Street Bank and Trust Company dated July 22, 2005.(1)

          (h11) Form of Indemnification Agreement.(1)

          (i) Opinion of Counsel.(1)

          (j) Consent of Independent Registered Public Accounting Firm
              (PwC).*

          (k)    Omitted Financial Statements - Not Applicable.

          (l)    Not Applicable.

          (m)    Not Applicable.

          (n)    Not Applicable.

          (o)    Not Applicable.

          (p)(1) Code of Ethics of the Funds as revised January 3, 2006.(1)

          (p)(2) Code of Ethics of Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. dated January 1, 2006 - filed as Exhibit (p)(2) in Part C, Item 23 of Post-Effective Amendment No. 88 to the Registration Statement on Form N-1A of Columbia Funds Trust XI (File Nos. 33-11351 and 811-4978), filed with the Commission on or about January 27, 2006 and is hereby incorporated by reference and made a part of this Registration Statement.

*    Filed herewith.

(1) Incorporated by reference to Post-Effective Amendment No. 33 to Form N-1A filed on or about March 24, 2006.

Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Thomas E. Stitzel, Thomas C. Theobald, Anne-Lee Verville and Richard L. Woolworth - filed in Part C of Post-Effective Amendment No. 31 to the Registration Statement Filed on Form N-1A of Columbia Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about October 27, 2005, and is hereby incorporated by reference and made a part of this Registration Statement.

Item 24. Persons Controlled by or Under Common Control with Registrant
         None

Item 25. Indemnification

         Article Five of the Bylaws of Registrant ("Article Five") provides that Registrant shall indemnify each of its trustees and officers
         (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) who are not employees or officers of any investment adviser to the Registrant or any affiliated person thereof, and its chief compliance officer, regardless of whether such person is an employee or officer of any investment adviser to the Trust or any affiliated person thereof, and may indemnify each of its trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) who are employees or officers of any investment adviser to the Registrant or any affiliated person thereof ("Covered Persons") under specified circumstances.

         Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Five shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. To the extent required under the 1940 Act, (i) Article Five does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Five unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in Section 2(a)
         (19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel as expressed in a written opinion; and (iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non- party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily-available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

       Any approval of indemnification pursuant to Article Five does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Five as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

       Article Five also provides that its indemnification provisions are not exclusive. The Trust has also entered into Indemnification Agreements with each of its Trustees and its chief compliance officer, a copy of which has been filed as an exhibit to this registration statement, establishing certain procedures with respect to the indemnification described above.

Item 26. Business and Other Connections of Investment Advisor

          The business and other connections of the officers and directors of Columbia Management Advisors, LLC are listed on the Form ADV of Columbia Management Advisors, LLC as currently on file with the Commission (File No. 801-50372).

Item 27.          Principal Underwriter


(a) Columbia Management Distributors, Inc. (CMD), a subsidiary of Columbia Management Advisors, LLC, is the Registrant's principal underwriter. CMD acts in such capacity for each series of Columbia Funds Variable Insurance Trust, Columbia Funds Series Trust, Columbia Funds Series Trust I, Columbia Funds Institutional Trust Columbia Funds Variable Insurance Trust I, Columbia Acorn Trust and Wanger Advisors Trust.


(b)   The  table  below  lists  each   director  or  officer  of  the  principal
      underwriter named in the answer to Item 20.

(1)                 (2)                   (3)

                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------

Ahmed, Yaqub           V.P.                  None

Aldi, Andrew           V.P.                  None

Anderson, Judith       V.P.                  None

Ash, James             V.P.                  None

Banks, Keith           Director              None

Ballou, Richard        Sr. V.P.              None

Bartlett, John         Managing Director     None

Berretta, Frederick R. Director and          None
                       Managing
                       Director

Bozek, James           Sr. V.P.              None

Brantley, Thomas       Sr. V.P.-Tax          None

Brown, Beth Ann        Sr. V.P.              None

Claiborne, Douglas     Sr. V.P.              None

Climer, Quentin        V.P.                  None

Conley, Brook          V.P.                  None

Davis, W. Keith        Sr. V.P.-Tax          None

DeFao, Michael         Chief Legal Officer   None

Desilets, Marian       V.P.                  None

Devaney, James         Sr. V.P.              None

Dolan, Kevin           V.P.                  None

Donovan, Patrick M.    Chief Compliance      None
                       Officer

Doyle, Matthew         V.P.                  None

Emerson, Kim P.        Sr. V.P.              None

Feldman, David         Managing Director     None

Feloney, Joseph        Sr. V.P.              None

Ferullo, Jeanne        V.P.                  None

Fisher, James F.       V.P.                  None

Ford, David C.         V.P.                  None

Gellman, Laura D.      Conficts of Interest  None
                       Officer

Gentile, Russell       V.P.                  None

Goldberg, Matthew      Sr. V.P.              None

Gubala, Jeffrey        V.P.                  None

Guenard, Brian         V.P.                  None

Jones, Michale A       Chief Executive       None
                       Officer and
                       President

Lynch, Andrew          Managing Director     None

Marcelonis, Sheila     V.P.                  None

Martin, William W.     Operational Risk      None
                       Officer

Miller, Anthony        V.P.                  None

Miller, Gregory M.     V.P.                  None

Moberly, Ann R.        Sr. V.P.              None

Morse, Jonathan        V.P.                  None

Mroz, Gregory S.       Sr. V.P.-Tax          None

Nickodemus, Paul       V.P.                  None

Nigrosh, Diane J.      V.P.                  None

Noack, Robert W.       V.P                   None

Owen, Stephanie        V.P.                  None

Penitsch, Marilyn      V.P.                  None

Piken, Keith           Sr. V.P.              None

Pryor, Elizabeth A.    Secretary             None

Ratto, Gregory         V.P.                  None

Reed, Christopher B.   Sr. V.P.              None

Roberts, Amy S.        Director              None

Ross, Gary             Sr. V.P.              None

Scully-Power, Adam     V.P.                  None

Seller, Gregory        V.P.                  None

Shea, Terence          V.P.                  None

Sideropoulos, Lou      Sr. V.P.              None

Studer, Eric           Sr. V.P.              None

Waldron, Thomas        V.P.                  None

Walsh, Brian           V.P.                  None

Wasp, Kevin            Corporate             None
                       Ombudsman

Weidner, Donna M.      Treasurer and         None
                       Chief Financial
                       Officer

Wess, Valerie          Sr. V.P.              None

Wilson, Christopher    Sr. V.P.              President

Winn, Keith            Sr. V.P.              None

Yates, Susan           V.P.                  None

--------------------------
* The address for each individual is One Financial Center, Boston, MA 02111.








Item 28. Location of Accounts and Records Person maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include Registrant's Secretary; Registrant's investment adviser, Columbia Management Advisors, Inc.; Registrant's administrator, Columbia Management Advisors, Inc.; Registrant's principal underwriter, Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.); Registrant's transfer and dividend disbursing agent, Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.); and the Registrant's custodian, State Street Bank and Trust Company. The address for each person except the Registrant's investment advisor/administrator and custodian is One Financial Center, Boston, MA 02111. The Registrant's investment advisor's/administrator's address is 100 Federal Street,Boston, MA 02110. The Registrant's custodian's address is located at 2 Avenue De Lafayette, Boston, MA 02111-2900.

Item 29. Management Services

          Not applicable.

Item 30. Undertakings

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Columbia Funds Institutional Trust, certifies that this Post-Effective Amendment No. 33 to its Registration Statement meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment No. 33 to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Boston, and The Commonwealth of Massachusetts on the 28th day of November, 2006.

                                    COLUMBIA FUNDS INSTITUTIONAL TRUST


                                    By: /s/ CHRISTOPHER L. WILSON
                                            ---------------------------
                                                           Christopher L. Wilson
                                                                       President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 33 has been signed below by the following persons in the capacities and on the date indicated.

        SIGNATURES                     TITLE                 DATE
------------------------------   ---------------------      -------

/s/ CHRISTOPER L. WILSON             President           November 28, 2006
------------------------------
Christopher L. 5Wilson

/ J. KEVIN CONNAUGHTON             Treasurer             November 28, 2006
------------------------------   (principal financial
J. Kevin Connaughton                 officer)


/s/ MICHAEL G. CLARKE         Chief Accounting Officer   November 28, 2006
----------------------------- (principal accounting
Michael G. Clarke                    officer)

Trustees:


*DOUGLAS A. HACKER                     Trustee
-------------------------------------
Douglas A. Hacker


* JANET LANGFORD KELLY                  Trustee
-------------------------------------
Janet Langford Kelly


* RICHARD W. LOWRY                      Trustee
-------------------------------------
Richard W. Lowry


* WILLIAM E. MAYER                      Trustee
-------------------------------------
William E. Mayer


* CHARLES R. NELSON                     Trustee
-------------------------------------
Charles R. Nelson


* JOHN J. NEUHAUSER                     Trustee
-------------------------------------
John J. Neuhauser


* PATRICK J. SIMPSON                    Trustee
-------------------------------------
Patrick J. Simpson


* THOMAS E. STITZEL                     Trustee
-------------------------------------
Thomas E. Stitzel


* THOMAS C. THEOBALD                    Trustee
-------------------------------------
Thomas C. Theobald


* ANN-LEE VERVILLE                      Trustee
-------------------------------------
Anne-Lee Verville



*By: /S/ Peter T. Fariel
     --------------------------------
     Peter T. Fariel
     Attorney-In-Fact
     November 28, 2006
                                  EXHIBIT INDEX

Exhibit
-------
(j) Consent of Independent Registered Public Accounting Firm
    (PwC).*